    As filed with the Securities and Exchange Commission on August 23, 2002



                           Registration No. 333-91980


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No. ___


                       [X] Post-Effective Amendment No. 1


                        (Check appropriate Box or Boxes)

                    Liberty-Stein Roe Funds Investment Trust*
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                  617-426-3750
                        (Area Code and Telephone Number)

                            Jean S. Loewenberg, Esq.
                             Liberty Funds Group LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and address of Agent for Service)

                                   Copies to:

                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110


Title of Securities Being Registered: Shares of Beneficial Interest, no par value



It is proposed that this filing will become effective (check appropriate box):



[x] Immediately upon filing pursuant to paragraph (b)



[ ] On [date] pursuant to paragraph (b)



[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] On February 28, 2001 pursuant to paragraph (a)(1)



[ ] 75 days after filing pursuant to paragraph (a)(2)



[ ] On [date] pursuant to paragraph (a)(2) of Rule 485


An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.


* On behalf of the Liberty Strategic Equity Fund, Liberty Asset Allocation Fund and Liberty Growth & Income Fund II.

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

                            STEIN ROE BALANCED FUND

               ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111

Dear Shareholder:


     The Stein Roe Balanced Fund will hold a special meeting of shareholders on October 18, 2002, at 2:00 p.m. (Eastern Time). At this meeting, shareholders of the Fund will be asked to vote on the proposed acquisition of their fund by the Liberty Asset Allocation Fund of Liberty-Stein Roe Funds Investment Trust (the "Asset Allocation Fund"). This fund acquisition is one of a number of fund acquisitions and liquidations recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment advisers to the Funds. Columbia's overall goal in proposing these fund acquisitions and liquidations is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by consolidating its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios.



     In most cases, shareholders will not experience an increase in net expenses as a result of the acquisition, based on estimated expenses as of March 31, 2002, due to expected cost savings or fee waivers that will stay in place for at least a year. Columbia specifically recommended the acquisition of the Stein Roe Balanced Fund to enable shareholders to invest in a larger fund with a similar investment strategy. More information on the specific details and reasons for the Fund's acquisition are contained in the enclosed Combined Prospectus and Proxy Statement. Please read it carefully.



     THE TRUSTEES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.


     This special meeting will be held at Columbia's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!


     If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.


     We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                          Sincerely,

                                          -S-Keith T. Banks
                                          Keith T. Banks, President
                                          Liberty-Stein Roe Funds Investment
                                          Trust


August 26, 2002



G-60/732K-0702

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 18, 2002


                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

                            STEIN ROE BALANCED FUND



     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Stein Roe Balanced Fund will be held at 2:00 p.m. Eastern Time on Friday, October 18, 2002, at the offices of Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:


          1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Stein Roe Balanced Fund to, and the assumption of all of the liabilities of the Stein Roe Balanced Fund by, the Liberty Asset Allocation Fund in exchange for shares of the Liberty Asset Allocation Fund and the distribution of such shares to the shareholders of the Stein Roe Balanced Fund in complete liquidation of the Stein Roe Balanced Fund.

          2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          -s- Jean S Loewenberg
                                          Jean S. Loewenberg, Secretary


August 26, 2002


     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS. PLEASE HELP THE STEIN ROE BALANCED FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                AUGUST 26, 2002


                ACQUISITION OF THE ASSETS AND LIABILITIES OF THE
                            STEIN ROE BALANCED FUND
                          c/o Liberty-Stein Roe Funds
                                Investment Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                      BY AND IN EXCHANGE FOR SHARES OF THE
                         LIBERTY ASSET ALLOCATION FUND
                          c/o Liberty-Stein Roe Funds
                                Investment Trust
                              One Financial Center
                          Boston, Massachusetts 02111
                                 1-800-338-2550

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Stein Roe Balanced Fund by
  the Liberty Asset Allocation Fund.........................   10
  The Proposal..............................................   10
  Principal Investment Risks................................   10
  Information About the Acquisition.........................   11
GENERAL.....................................................   20
  Voting Information........................................   20
Appendix A -- Plan of Reorganization........................  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Management's Discussion of Fund Performance
              for the Galaxy Asset Allocation Fund..........  C-1



     This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Plan of Reorganization relating to the proposed acquisition of the Stein Roe Balanced Fund of Liberty-Stein Roe Funds Investment Trust (the "Balanced Fund" or "Acquired Fund") by the Liberty Asset Allocation Fund (the "Asset Allocation Fund" and, together with the Balanced Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Balanced Fund (the "Meeting") which will be held at 2:00 p.m. Eastern time on October 18, 2002, at the offices of Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111-2621. The Balanced Fund and Asset Allocation Fund are each registered, open-end management investment companies (mutual funds). Please read this Prospectus/Proxy and keep it for future reference.



     The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Balanced Fund by the Asset Allocation Fund. If the Acquisition of the Balanced Fund occurs, you will become a shareholder of the Asset Allocation Fund. If the Plan of Reorganization is approved by shareholders of the Balanced Fund and the related Acquisition occurs, the Balanced Fund will transfer all of the assets and liabilities attributable to its shares to the Asset Allocation Fund in exchange for Class Z shares of the Asset Allocation Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Balanced Fund will be distributed pro rata to the Balanced Fund's shareholders of the corresponding class. At the same time that the Balanced Fund is reorganized into the Asset Allocation Fund, it is expected that the Galaxy Asset Allocation Fund (the "Galaxy Fund" and, together with the Balanced Fund, the "Acquired Funds") of The Galaxy Fund will also be reorganized into the Asset Allocation Fund (the "Galaxy Acquisition" and, together with the Acquisition, the "Acquisitions"). Consummation of this reorganization is subject to the approval of the shareholders of the Galaxy Fund.

     Please review this Proposal carefully. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

     - The Prospectus of the Balanced Fund dated February 1, 2002.

     - The Statement of Additional Information of the Balanced Fund dated February 1, 2002.


     - The Portfolio Manager's Report, Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders of the Balanced Fund dated September 30, 2001 and the financial statements included in the Semi-Annual Report to Shareholders dated March 31, 2002.



     - The Prospectuses of the Galaxy Fund dated February 28, 2002, as supplemented on March 15, 2002, April 12, 2002, April 24, 2002, May 20, 2002, July 3, 2002, July 10, 2002 and August 14, 2002.



     - The Statement of Additional Information of the Galaxy Fund dated February 28, 2002, as supplemented on July 3, 2002 and August 14, 2002.



     - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders dated October 31, 2001, as supplemented on April 1, 2002, and financial statements included in the Semi-Annual Report to Shareholders dated April 30, 2002 of the Galaxy Fund.



     - The Statement of Additional Information of the Asset Allocation Fund dated August 26, 2002, relating to this Prospectus/Proxy.



     The Balanced Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750 or you may write to the Balanced Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for the Balanced Fund at www.steinroe.com. Text-only versions of the Balanced Fund, Asset Allocation Fund and Galaxy Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY. PLEASE REVIEW THE FULL PROSPECTUS/PROXY PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of Liberty-Stein Roe Funds Investment Trust ("Liberty-Stein Roe") are recommending that the Asset Allocation Fund acquire the Balanced Fund. This means that the Asset Allocation Fund would acquire all of the assets and liabilities of the Balanced Fund in exchange for shares of the Asset Allocation Fund. At the same time that the Balanced Fund is reorganized into the Asset Allocation Fund, it is expected that the Galaxy Fund will also be reorganized into the Asset Allocation Fund. The Asset Allocation Fund is a new "shell" portfolio of Liberty-Stein Roe created to acquire and continue the operations of the Galaxy Fund has the same investment objective, policies, strategies and restrictions as the Galaxy Fund. If the Acquisition is approved and the Acquisition is consummated, your shares of the Balanced Fund will be cancelled and you will receive shares of the Asset Allocation Fund with an aggregate net asset value equal to the aggregate net asset value of your Balanced Fund shares as of the business day before the closing of your Balanced Fund's Acquisition. The Acquisition of the Balanced Fund is expected to occur on or around December 6, 2002, or such other date as the parties may agree. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition. Accordingly, in the event that the shareholders of the Balanced Fund approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Plan of Reorganization, take place as described in this Prospectus/Proxy, even if the shareholders of the Galaxy Fund have not approved its Acquisition.


2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?


Fleet Investment Advisors Inc. ("FIA"), the investment adviser to the Galaxy Fund and the Asset Allocation Fund, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment adviser to the Balanced Fund, and several other investment advisory firms (the "Columbia Affiliates") are each part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). FIA, Stein Roe and the Columbia Affiliates manage mutual fund portfolios that are offered by three separate fund families -- the Galaxy Funds, Liberty Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.


The Trustees of Liberty-Stein Roe recommend approval of the Acquisition because it offers shareholders of the Balanced Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) with an investment goal and strategies generally similar to those of the Balanced Fund. In reviewing the Acquisition, the Trustees also considered the following matters:

     - based on estimated expense ratios as of March 31, 2002, shareholders are expected to experience a decrease in expenses;

     - shareholders of the Balanced Fund will move into a fund with a better long-term performance record; and

     - the Acquisition is expected to be tax-free for shareholders of the Balanced Fund who choose to remain shareholders of the Asset Allocation Fund, while liquidation would be a realization event for tax purposes.


Please review "Information About the Acquisition -- Reasons for the Acquisition" under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by each Fund's Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?


The following tables allow you to compare the sales charges and management fees and expenses of the Galaxy Fund and the Balanced Fund with those that Columbia expects to be applicable to the combined fund in the first year following the Acquisitions. Annual Fund Operating Expenses are paid by each Fund. They include management fees and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for each of the Balanced Fund (for the fiscal year ended September 30, 2001), the Galaxy Fund (for the fiscal year ended October 31, 2001) and those expected to be incurred by the combined fund, on a pro forma basis (after giving effect to both Acquisitions) and based on pro forma combined net assets as of March 31, 2002. In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for the scenario in which the Asset Allocation Fund acquires the Balanced Fund, but not the Galaxy Fund.



Based on estimated expenses as of March 31, 2002, expenses of Class Z shares of the Asset Allocation Fund are expected to be lower than the expenses of shares of the Balanced Fund.


SHAREHOLDER FEES
(paid directly from your investment)


                                                        BALANCED FUND(1)   GALAXY FUND(2),(3)
                                                        ----------------   ------------------
                                                             SHARES              TRUST
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                             None                None
---------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions
(%) (as a percentage of the lesser of purchase price
or redemption price)                                          None                None
---------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                                       (4)                 (5)



                                                                 ASSET ALLOCATION FUND
                                                              (PRO FORMA COMBINED)(2),(3)
                                                              ---------------------------
                                                                        CLASS Z
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                                         None
-----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as
a percentage of the lesser of purchase price or redemption
price)                                                                    None
-----------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if
applicable)                                                                (5)


---------------
(1) A $5 fee per quarter may be charged, under certain circumstances, to accounts that fall below $2,000.


(2) The Galaxy Fund also offers Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares which will be exchanged for Class T shares, Class G shares, Class A shares and Class B shares, respectively, of the Asset Allocation Fund in connection with the Acquisition of the Galaxy Fund.



(3) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(4) There is a $7 charge for wiring redemption proceeds to your bank.


(5) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)


                                                         BALANCED FUND          GALAXY FUND
                                                      (FISCAL YEAR ENDED     (FISCAL YEAR ENDED
                                                      SEPTEMBER 30, 2001)    OCTOBER 31, 2001)
                                                      -------------------    ------------------
                                                            SHARES              TRUST SHARES
Management fee (%)                                           0.70(6)                0.75
-----------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                    None                   None
-----------------------------------------------------------------------------------------------
Other expenses (%)                                           0.60                   0.36
-----------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                     1.30                   1.11



                                                              ASSET ALLOCATION FUND
                                                              (PRO FORMA COMBINED)
                                                              ---------------------
                                                                     CLASS Z
Management fee (%)                                                    0.75(7)
-----------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                             None
-----------------------------------------------------------------------------------
Other expenses (%)                                                    0.32
-----------------------------------------------------------------------------------
Total annual fund operating expenses (%)                              1.07(7)


Whether one or both Acquisitions occur will affect the total Annual Fund Operating Expenses of the Asset Allocation Fund on a pro forma combined basis after the Acquisitions. The table below presents the pro forma combined total Annual Fund Operating Expenses assuming that only the Balanced Fund approves its Acquisition.

If only the Acquisition of the Balanced Fund were to occur, the total Annual Fund Operating Expenses of the Asset Allocation Fund on a pro forma combined basis would be as follows:

                                                                ASSET ALLOCATION FUND
                                                                (PRO FORMA COMBINED)
                                                                ---------------------
                                                                       CLASS Z
Management fee (%)                                                      0.70
-------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                               None
-------------------------------------------------------------------------------------
Other expenses (%)                                                      0.64
-------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                                1.34

---------------

(6) The Balanced Fund pays a management fee of 0.55% and an administrative fee of 0.15%.



(7) FIA intends to waive a portion of the management fees so that such fees after fee waivers are expected to be 0.73%. Total annual fund operating expenses after this fee waiver are expected to be 1.05%. FIA has undertaken to maintain this fee waiver through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time.

EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in either the Galaxy Fund or the Balanced Fund currently with the cost of investing in the Asset Allocation Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions


                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
BALANCED FUND
Shares                                                      $132      $412       $713       $1,568
---------------------------------------------------------------------------------------------------
GALAXY FUND
Trust Shares                                                 113       353        612        1,352
---------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND (PRO FORMA COMBINED)
Class Z                                                      109       340        590        1,306



The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The table below presents the pro forma combined Example Expenses assuming that only the Balanced Fund approves the Acquisition.


If only the Acquisition of the Balanced Fund were to occur, the Example Expenses of the Asset Allocation Fund on a pro forma combined basis would be as follows:


                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
ASSET ALLOCATION FUND (PRO FORMA COMBINED)
Class Z                                               $136      $425       $734       $1,613
---------------------------------------------------------------------------------------------



The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Balanced Fund and the Galaxy Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Asset Allocation Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY FUND, BALANCED FUND AND ASSET ALLOCATION FUND COMPARE?


The Galaxy Fund and the Asset Allocation Fund have the same investment goals, strategies and policies. This table compares the investment goal and principal investment strategies of the Balanced Fund and the Asset Allocation Fund.



---------------------------------------------------------------------------------------------------------------
                      BALANCED FUND                                    ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------
    INVESTMENT GOAL: The Balanced Fund seeks long-       INVESTMENT GOAL: The Asset Allocation Fund seeks a
    term growth of capital and current income            high total return by providing both a current
    consistent with reasonable investment risk.          level of income that is greater than that provided
                                                         by the popular stock market averages, as well as
                                                         long-term growth in the value of the Fund's
                                                         assets.
---------------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENT STRATEGIES: The Balanced Fund   PRINCIPAL INVESTMENT STRATEGIES: The Asset
    seeks to achieve its goal as follows:                Allocation Fund seeks to achieve its goal as
                                                         follows:
    - The Balanced Fund invests all of its assets in
    the SR&F Balanced Portfolio (the "Master Fund") as   - The Asset Allocation Fund aims to provide income
      part of a master fund/feeder fund structure. The     that is higher than the average income provided
      Master Fund is a master fund that has an             by stocks included in popular stock market
      identical investment objective and substantially     indices. The Asset Allocation Fund's investment
      the same investment policies as its feeder           adviser interprets "popular stock market
      funds. The Master Fund allocates its investments     indices" to mean the Dow Jones Industrial
      among common stocks and securities convertible       Average of 30 major companies and the Standard &
      into common stocks, bonds and cash. The Master       Poor's 500 Composite Stock Price Index. Due to
      Fund invests primarily in well-established           the Asset Allocation Fund's expenses, however,
      companies that have large market capitalizations     net income paid to you may be less than the
      (stocks with market capitalizations greater than     average income provided by these indices. The
      $5 billion or any stock that is represented in       Asset Allocation Fund also seeks long-term
      the Standard & Poor's 500 Index).                    growth in the value of its assets. The
                                                           investment adviser attempts to achieve these
    - The Master Fund's investment adviser may invest      goals and reduce risk by allocating the Asset
      in a company because it has a history of steady      Allocation Fund's assets among short-term debt
      to improving sales or earnings growth that it        securities, common stocks, preferred stocks and
      believes can be sustained. The investment            bonds.
      adviser also may invest in a company because it
      believes its stock is priced attractively          - The Asset Allocation Fund seeks a mix of stocks
      compared to the value of its assets.                 and bonds that will produce both income and
                                                           long-term capital growth. This mix will change
    - The Master Fund may invest up to 25% of its          from time to time as a result of economic and
      assets in foreign stocks.                            market conditions.

    - The Master Fund invests at least 25% of its        - At all times, the Asset Allocation Fund keeps at
      assets in bonds. The Master Fund purchases bonds     least 25% of its total assets in fixed income
      that are within the four highest investment          investments, including debt securities and
      grades assigned by a nationally recognized           preferred stocks. Debt securities purchased by
      statistical rating organization. The Master Fund     the Asset Allocation Fund will be of investment
      may invest in unrated bonds if the investment        grade quality, which means that they will have
      adviser believes that the securities are             one of the top four ratings assigned by Standard
      investment-grade quality. To select debt             & Poor's Ratings Group ("S&P") or Moody's
      securities for the Master Fund, the investment       Investors Service, Inc. ("Moody's"), or will be

---------------------------------------------------------------------------------------------------------------
                      BALANCED FUND                                    ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------
      adviser considers a bond's expected income           unrated securities determined by the investment
      together with its potential for price gains or       adviser to be of comparable quality. If the
      losses.                                              rating of a security held by the Asset
                                                           Allocation Fund is downgraded to below
    - The investment adviser sets the Master Fund's        investment grade, the Asset Allocation Fund
      asset allocation between stocks, bonds and cash.     doesn't have to sell the security, unless the
      The investment adviser may change the allocation     investment adviser determines that under the
      from time to time based upon economic, market        circumstances the security is no longer an
      and other factors that affect investment             appropriate investment for the Asset Allocation
      opportunities.                                       Fund. However, the Asset Allocation Fund will
                                                           sell promptly any securities that are not rated
    - The Balanced Fund compares its performance to        investment grade by either S&P or Moody's if
      other similarly managed mutual funds as              such securities exceed 5% of the Asset
      determined by Morningstar, Inc. (Morningstar).       Allocation Fund's net assets.
      The investment adviser generally manages the
      Master Fund in accordance with the Morningstar     - In selecting portfolio securities for the Asset
      guidelines for a "Domestic Hybrid" fund.             Allocation Fund, the investment adviser's
                                                           investment policy committee develops an economic
    - The investment adviser may sell a portfolio          outlook and sets guidelines for the industries
      holding if the security reaches the investment       and sectors in which the Asset Allocation Fund
      adviser's price target or if the company has a       should invest. In selecting equity securities,
      deterioration of fundamentals such as failing to     the investment adviser favors stocks with
      meet key operating benchmarks. The investment        long-term growth potential that are expected to
      adviser may also sell a portfolio holding to         outperform their peers over time. The investment
      fund redemptions.                                    adviser also forecasts the direction and degree
                                                           of change in long-term interest rates to help in
                                                           the selection of fixed income securities.

                                                         - The Asset Allocation Fund will sell a security
                                                           when, as a result of changes in the economy, the
                                                           investment adviser determines it is appropriate
                                                           to revise the allocation of the Asset Allocation
                                                           Fund's assets between stocks and bonds. A
                                                           security may also be sold as a result of a
                                                           deterioration in the performance of the security
                                                           or in the financial condition of the issuer of
                                                           the security.

                                                         - The Asset Allocation Fund may trade its
                                                           investments frequently in trying to achieve its
                                                           investment goal.



The Balanced Fund, as part of a master fund/feeder fund structure, currently seeks to achieve its investment objective by investing all of its assets in Master Fund, a separate mutual fund with an identical investment objective and substantially the same investment policies as the Balanced Fund. If the Acquisition is approved, prior to the Acquisition, the Master Fund is expected to distribute all of its assets to the Balanced Fund in exchange for the Balanced Fund's interests in the Master Fund in complete liquidation of the Master Fund. As a result, prior to the Acquisition, the Balanced Fund will cease to operate under a "master-feeder" structure. The Asset Allocation Fund, unlike the Balanced Fund, will invest directly in a mix of stocks and bonds. The Asset Allocation Fund also may invest up to 20% of its assets in foreign securities; however, this is not a principal investment strategy.

It is expected that subsequent to the consummation of the Acquisition, FIA, the Asset Allocation Fund's adviser, will implement a new investment strategy for selecting portfolio securities for the Fund. This new investment strategy will provide for the Asset Allocation Fund's lead portfolio manager to function as an "asset allocator" and in such capacity to allocate specific portions of the Fund's assets to various asset classes. It is expected that initially there will be eleven different asset classes and that, under normal circumstances, the Asset Allocation Fund's assets will be allocated to such classes approximately as follows: large cap growth stocks (17.5%), large cap value stocks (17.5%), mid cap growth stocks (2.5%), mid cap value stocks (2.5%), small cap growth stocks (2.5%), small cap value stocks (2.5%), real estate investment trusts (REITs) (5%), foreign stocks included in the Morgan Stanley Europe, Australasia and Far East (EAFE) Index (10%), investment grade bonds (35%), high yield bonds (5%), and cash (0%). Each of the asset classes will be managed by one or more of FIA's investment professionals with an expertise in managing that particular type of asset class. The lead portfolio manager will actively adjust these allocations in response to a variety of factors, including relative attractiveness, valuation, fundamentals, quantitative analyses, economic/market expectations and recommendations of the Investment Strategy Group of Columbia, the parent company of FIA. The number of asset classes, as well as the portion of the Asset Allocation Fund's assets allocated to each asset class, may change from time to time at the discretion of the Fund's lead portfolio manager. It is possible that the implementation of this strategy may be delayed, in which case the Asset Allocation Fund will maintain its current strategy with such changes as are approved by the Board of Trustees of Liberty-Stein Roe.


For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF ASSET ALLOCATION FUND SHARES WILL I RECEIVE IF THE ACQUISITION OCCURS?

If you own shares of the Balanced Fund, you will receive Class Z shares of the Asset Allocation Fund.


For more information on the characteristics of the Asset Allocation Fund shares you will receive in comparison to the shares you currently own, please see the section "Information About the Acquisition -- Shares You Will Receive" in the "Proposal" section of this Prospectus/Proxy.


6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Balanced Fund is expected to recognize a gain or loss as a result of the Acquisition.


Immediately prior to the Acquisition, the Balanced Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.


The cost basis and holding period of your Balanced Fund shares are expected to carry over to your new shares in the Asset Allocation Fund.

                                    PROPOSAL

ACQUISITION OF THE STEIN ROE BALANCED FUND BY THE LIBERTY ASSET ALLOCATION FUND


THE PROPOSAL


     Shareholders of the Balanced Fund are being asked to approve the Plan of Reorganization dated June 19, 2002, on behalf of the Balanced Fund of Liberty-Stein Roe. A form of the Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Plan of Reorganization, you are also approving the Acquisition of the Balanced Fund by the Asset Allocation Fund under the Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS


     All of the principal risks applicable to the Balanced Fund and Asset Allocation Fund are described in the table below. As previously noted, the Asset Allocation Fund is continuing the Galaxy Fund's operations and will have the same investment goal, policies and strategies as the Galaxy Fund. While the principal risks associated with investments in the Balanced Fund and the Asset Allocation Fund are similar, the Asset Allocation Fund is not exposed to Foreign Securities Risks as a principal risk while the Balanced Fund is.



PRINCIPAL RISK                                                  FUNDS SUBJECT TO RISK
-------------------------------------------------------------------------------------
CREDIT RISK -- The value of fixed income investments depends    Asset Allocation Fund
in part on the ability of an issuer to make principal and
interest payments. If an issuer can't meet its payment          Balanced Fund
obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the
lowest of the top four ratings assigned by S&P or Moody's
have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these
securities to make payments of principal and interest than
is the case with higher-rated securities.
-------------------------------------------------------------------------------------
FOREIGN SECURITIES RISK -- Foreign securities are subject to    Balanced Fund
special risks. Foreign markets can be extremely volatile.
Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic
value of those securities. The liquidity of foreign
securities may be more limited than domestic securities,
which means that a portfolio may, at times, be unable to
sell foreign securities at desirable prices. Brokerage
commissions, custodial fees and other fees are generally
higher for foreign investments. The Balanced Fund may have
limited legal recourse in the event of default with respect
to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes,
which would reduce the amount of income and capital gains
available to distribute to shareholders. Other risks include the following: possible delays in the settlement of
transactions or in the notification of income; less publicly available information about companies; the impact of
political, social or diplomatic events; possible seizure,
expropriation or nationalization of the company or its
assets; and possible imposition of currency exchange
controls.
-------------------------------------------------------------------------------------

PRINCIPAL RISK                                                  FUNDS SUBJECT TO RISK
-------------------------------------------------------------------------------------
FREQUENT TRADING RISK -- Frequent trading of investments        Asset Allocation Fund
usually increases the chance that a portfolio will pay
investors short-term capital gains. These gains are taxable     Balanced Fund
at higher rates than long-term capital gains. Frequent
trading could also mean higher brokerage commissions and
other transaction costs, which could reduce a portfolio's
returns.
-------------------------------------------------------------------------------------
INTEREST RATE RISK -- The value of fixed income investments     Asset Allocation Fund
such as bonds are affected by movements in interest rates.
Bond prices tend to fall when interest rates rise and to        Balanced Fund
rise when interest rates fall.
-------------------------------------------------------------------------------------
PREPAYMENT/EXTENSION RISK -- Changes in interest rates may      Asset Allocation Fund
cause certain fixed income investments held by the portfolio
to be paid off much sooner or later than expected, which        Balanced Fund
could adversely affect a portfolio's value. In the event
that a security is paid off sooner than expected because of
a decline in interest rates, the portfolio may be unable to
recoup all of its initial investment and may also suffer
from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in
interest rates, the value of the obligation will decrease
and the portfolio may suffer from the inability to invest in higher-yielding securities.
-------------------------------------------------------------------------------------
PORTFOLIO COMPOSITION RISK -- The level of risk could           Asset Allocation Fund
increase if a larger percentage of a portfolio is invested
in one particular asset class, such as stocks or bonds.         Balanced Fund
However, asset allocation funds are generally less volatile
than portfolios that contain only stocks.
-------------------------------------------------------------------------------------
MARKET RISK -- Changes in the U.S. or foreign economies can     Asset Allocation Fund
cause the value of stocks and other investments held by a
portfolio to fall. Stock prices may decline over short or       Balanced Fund
extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The
value of an investment in a portfolio will go up and down
with the value of the investments that the portfolio holds.
The Funds' portfolio investments may not perform as well as
other investments, even in times of rising markets.
-------------------------------------------------------------------------------------
SELECTION OF INVESTMENTS RISK -- The investment adviser         Asset Allocation Fund
evaluates the risks and rewards presented by all securities
purchased by a portfolio and how they advance the               Balanced Fund
portfolio's investment objective. It is possible, however,
that these evaluations will prove to be inaccurate.
-------------------------------------------------------------------------------------


INFORMATION ABOUT THE ACQUISITION

  General


     Although the Trustees of Liberty-Stein Roe and the Trustees of The Galaxy Fund are proposing that the Asset Allocation Fund acquire both the Balanced Fund and the Galaxy Fund, respectively, each proposed Acquisition is not conditioned upon the approval of the other proposed Acquisition. Accordingly, in the event that the shareholders of the Balanced Fund approve the Acquisition but the shareholders of the Galaxy Fund do not, it is expected that the approved Acquisition will, subject to the terms of the Plan of Reorganization, take place as described below.


     Shareholders who object to the Acquisition of the Balanced Fund will not be entitled under Massachusetts law or Liberty-Stein Roe's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares of the Asset Allocation Fund which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem your shares in the Balanced Fund at any time prior to the consummation of the Acquisition.

  Shares You Will Receive

     If the Acquisition of the Balanced Fund occurs, you will receive Class Z shares of the Asset Allocation Fund. Class Z shares are substantially similar to the shares you currently own in the Balanced Fund. As compared to the Balanced Fund shares you currently own, the Class Z shares you receive in exchange for such shares will have the following characteristics:

     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before closing of the Acquisition.


     - The procedures for purchasing and redeeming your shares will be the same after the Acquisition as they are currently.


     - You will have the same exchange options as you currently have.

     - You will have the same voting rights as you currently have, but as a shareholder of the Asset Allocation Fund.


     Information concerning capitalization of each of the Funds is provided below under "Capitalization."


  Reasons for the Acquisition


     On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment adviser to the Galaxy Fund and the Asset Allocation Fund, and Stein Roe, the investment adviser to the Balanced Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Liberty-Stein Roe and The Galaxy Fund are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*



     The Trustees of Liberty-Stein Roe, including all of the Trustees who are not "interested persons" of Liberty-Stein Roe, have determined that the Acquisition would be in the best interests of the Balanced Fund's and Asset Allocation Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees of Liberty-Stein Roe have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.


     In proposing the Acquisition, Columbia presented to the Trustees, at meetings held on May 7-8, May 21 and June 19, 2002, the following reasons for the Balanced Fund to enter into the Acquisition:

     - The Acquisition is intended to create a larger fund with an investment goal and strategies generally similar to those of the Balanced Fund.

---------------


* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

     - Based on estimated expense ratios as of March 31, 2002, expenses are expected to decrease as a percentage of fund assets.

     - The Acquisition is intended to permit the Balanced Fund's shareholders to exchange their investment for an investment in the Asset Allocation Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Balanced Fund shareholder were to redeem his or her shares to invest in another fund, such as the Asset Allocation Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Balanced Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Balanced Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Asset Allocation Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Trustees considered that shareholders of the Balanced Fund who do not want to become shareholders of the Asset Allocation Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Balanced Fund prior to the Acquisition.


     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Asset Allocation Fund will achieve any particular level of performance after the Acquisition.


  Terms of the Plan of Reorganization


     If approved by the shareholders of the Balanced Fund, the Acquisition is expected to occur on or around December 6, 2002, or such other date as the parties may agree. A form of the Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of each Plan of Reorganization:



     - The Balanced Fund will transfer all of the assets and liabilities attributable to its shares to the Asset Allocation Fund in exchange for Class Z shares of the Asset Allocation Fund with an aggregate net asset value equal to the net asset value of the transferred assets and liabilities.



     - The Acquisition will occur on the next business day after the time when the assets of the Balanced Fund are valued for purposes of the Acquisition.



     - The Class Z shares of the Asset Allocation Fund received by the Balanced Fund will be distributed to the Balanced Fund's shareholders pro rata in accordance with their percentage ownership of shares of the Balanced Fund in full liquidation of it.



     - After the Acquisition, the Balanced Fund will be terminated, and its affairs will be wound up in an orderly fashion.



     - The Acquisition requires approval by the Balanced Fund's shareholders and satisfaction of a number of other conditions. Each Acquisition may be terminated at any time with the approval of the Trustees of Liberty-Stein Roe.


     - As previously noted, the reorganization of the Galaxy Fund into the Asset Allocation Fund is expected to occur at the same time as the Acquisition. If the Plan of Reorganization is approved by the Balanced Fund shareholders at the Meeting, it is expected that the Acquisition will be completed whether or not the Galaxy Acquisition is completed.

  Capitalization

     The following table shows on an unaudited basis the capitalization of each of the Balanced Fund and Galaxy Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both the Balanced Fund and Galaxy Fund by the Asset Allocation Fund at net asset value as of that date.


                                                                     PRO FORMA     ASSET ALLOCATION FUND
                                    BALANCED FUND   GALAXY FUND+    ADJUSTMENTS   PRO FORMA COMBINED(1)(2)
                                    -------------   -------------   -----------   ------------------------
Retail A and Class T(3)
Net asset value...................                  $252,007,569                        $252,007,569
Shares outstanding................                    17,591,321                          17,591,321
Net asset value per share.........                  $      14.33                        $      14.33

Prime A and Class A(3)
Net asset value...................                  $     49,168                        $     49,168
Shares outstanding................                         3,434                               3,434
Net asset value per share.........                  $      14.32                        $      14.32

Retail B and Class G(3)
Net asset value...................                  $ 95,343,976                        $ 95,343,976
Shares outstanding................                     6,673,667                           6,673,667
Net asset value per share.........                  $      14.29                        $      14.29

Prime B and Class B(3)
Net asset value...................                  $    336,768                        $    336,768
Shares outstanding................                        23,557                              23,557
Net asset value per share.........                  $      14.30                        $      14.30

Trust/Shares/Class Z(3)
Net asset value...................  $155,658,286    $202,955,746    $   (53,630)(4)       $358,560,402
Shares outstanding................     6,545,736      14,168,673      4,320,511           25,034,920
Net asset value per share.........  $      23.78    $      14.32                        $      14.32


---------------
 + The Galaxy Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisitions were consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Asset Allocation Fund will be received by the shareholders of the Balanced Fund and Galaxy Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Asset Allocation Fund that actually will be received on or after such date.


(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Galaxy Fund on May 31, 2002. As of May 31, 2002, there were no Class T, Class G, Class A, Class B or Class Z shares of the Asset Allocation Fund outstanding. If shareholders approve the Acquisitions, Retail A Shares of the Galaxy Fund will be exchanged for new Class T shares of the Asset Allocation Fund, Retail B Shares of the Galaxy Fund will be exchanged for new Class G shares of the Asset Allocation Fund, Prime A Shares of the Galaxy Fund will be exchanged for new Class A shares of the Asset Allocation Fund, Prime B Shares of the Galaxy Fund will be exchanged for new Class B shares of the Asset Allocation Fund, and Trust Shares of the Galaxy Fund and shares of the Balanced Fund will be exchanged for new Class Z shares of the Asset Allocation Fund.


(3) Capitalization information is for Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares of the Galaxy Fund, Shares of the Balanced Fund and Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares of the Asset Allocation Fund pro forma combined.


(4) Adjustments reflect one time proxy, accounting, legal and other costs of the Acquisition of $53,630 to be borne by the Balanced Fund.

     The following table shows on an unaudited basis the capitalization of the Balanced Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Balanced Fund, but not the Galaxy Fund, by the Asset Allocation Fund at net asset value as of that date.


                                                                                    ASSET ALLOCATION
                                                                                          FUND
                                                         BALANCED      PRO FORMA       PRO FORMA
                                                          FUND+       ADJUSTMENTS    COMBINED(1)(2)
                                                       ------------   -----------   ----------------
Shares and Class Z(3)
Net asset value......................................  $155,658,286    $(53,630)(4)   $155,604,656
Shares outstanding...................................     6,545,736                      6,545,736
Net asset value per share............................  $      23.78                   $      23.77


---------------
 + If the Galaxy Fund shareholders do not approve its Acquisition, the Balanced Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Balanced Fund Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Asset Allocation Fund will be received by the shareholders of the Balanced Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Asset Allocation Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Balanced Fund on May 31, 2002. As of May 31, 2002, there were no Class Z shares of the Asset Allocation Fund outstanding. Shares of the Balanced Fund will be exchanged for new Class Z shares of the Asset Allocation Fund upon consummation of the Acquisition.

(3) Capitalization information is for shares of the Balanced Fund and Class Z shares of the Asset Allocation Fund pro forma combined.


(4) Adjustments reflect one time proxy, accounting, legal and other costs of the Acquisition of $53,630 to be borne by the Balanced Fund.

  Financial Highlights of the Galaxy Fund



     The Galaxy Fund will be the accounting survivor for the Asset Allocation Fund for financial statement purposes. The financial highlights table below will help you understand the financial performance for the Galaxy Fund for the past five years. Certain information reflects the performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Galaxy Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young, LLP, independent auditors. The information for the fiscal years ended October 31, 1998 and 1997 was audited by the Galaxy Fund's former auditors. The information for the six month period ended April 30, 2002 is unaudited.



                          GALAXY ASSET ALLOCATION FUND


                                  TRUST SHARES

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                      SIX-MONTH                      YEARS ENDED OCTOBER 31,
                                     PERIOD ENDED      ----------------------------------------------------
                                    APRIL 30, 2002       2001       2000       1999       1998       1997
                                    --------------     --------   --------   --------   --------   --------
                                     (UNAUDITED)
Net asset value, beginning of
  period..........................     $  14.94        $  18.78   $  17.73   $  16.96   $  16.47   $  14.53
                                       --------        --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income(1)........         0.14(2)         0.37(2)     0.41(2)     0.40     0.42       0.43
  Net realized and unrealized gain
    (loss) on investments.........        (0.57)          (3.08)      1.36       1.20       1.71       2.42
                                       --------        --------   --------   --------   --------   --------
Total from investment
  operations......................        (0.43)          (2.71)      1.77       1.60       2.13       2.85
                                       --------        --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment
    income........................        (0.12)          (0.39)     (0.41)     (0.40)     (0.43)     (0.40)
  Distributions from net realized
    capital gains.................           --           (0.74)     (0.31)     (0.43)     (1.21)     (0.51)
                                       --------        --------   --------   --------   --------   --------
Total distributions...............        (0.12)          (1.13)     (0.72)     (0.83)     (1.64)     (0.91)
                                       --------        --------   --------   --------   --------   --------
Net increase (decrease) in net
  asset value.....................        (0.55)          (3.84)      1.05       0.77       0.49       1.94
                                       --------        --------   --------   --------   --------   --------
Net asset value, end of period....     $  14.39        $  14.94   $  18.78   $  17.73   $  16.96   $  16.47
                                       ========        ========   ========   ========   ========   ========
Total return......................        (3.01)%(3)     (14.94)%    10.21%      9.63%     14.05%     20.42%
Ratios/supplemental data:
  Net assets, end of period (in
    000s).........................     $207,687        $230,562   $290,970   $269,851   $218,666   $171,741
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver..........         1.92%(4)        2.23%      2.21%      2.31%      2.63%      2.82%
  Operating expenses including
    reimbursement/waiver..........         1.12%(4)        1.11%      1.09%      1.12%      1.13%      1.21%
  Operating expenses excluding
    reimbursement/waiver..........         1.14%(4)        1.11%      1.09%      1.12%      1.13%      1.22%
Portfolio turnover rate...........           14%(3)          65%        59%       135%       108%        58%


---------------

(1) Net investment income per share before reimbursement/waiver of fees by the investment adviser and/or its affiliates and/or the administrator for Trust Shares for the six months ended April 30, 2002 (unaudited) and years ended October 31, 2001, 2000, 1999, 1998 and 1997 were $0.14(2), $0.37(2),
    $0.41(2), $0.40, $0.42 and $0.43, respectively.


(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(3) Not annualized.

(4) Annualized.

  Federal Income Tax Consequences


     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray, Liberty-Stein Roe's counsel, has delivered to the Balanced Fund and the Asset Allocation Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:


     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Balanced Fund or the shareholders of the Balanced Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Asset Allocation Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Balanced Fund shares exchanged therefor, as applicable;

     - under Section 1223(1) of the Code, your holding period for the Asset Allocation Fund shares you receive will include the holding period for your Balanced Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Asset Allocation Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Asset Allocation Fund's tax basis in the assets that the Asset Allocation Fund receives from the Balanced Fund will be the same as the Balanced Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Asset Allocation Fund's holding period in such assets will include the Balanced Fund's holding period in such assets.


     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of Liberty-Stein Roe. No opinion or confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.



     Prior to the closing of the Acquisition, the Balanced Fund will distribute to its shareholders all of its net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.


     A substantial portion of the portfolio assets of the Balanced Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Balanced Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the Balanced Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.


     The Asset Allocation Fund's ability to carry forward the realized capital losses of an Acquired Fund and use them to offset its own future gains may be limited. First, one Fund's capital losses cannot be used to offset non-de minimis net pre-Acquisition "built-in" gains of any other Fund for five tax years. Second, a portion of an Acquired Fund's capital losses may become unavailable for use by the Asset Allocation Fund to offset any gains at all. Third, capital losses that do remain available to the Asset Allocation Fund will offset capital gains realized after the Acquisitions and thus will reduce distributions to a broader group of shareholders than would have been the case absent such Acquisitions. Therefore, in certain circumstances, former shareholders of an Acquired Fund may pay more taxes, or pay taxes sooner, than they would had the Acquisitions not occurred.



     As of May 31, 2002, the Galaxy Fund has approximately $15 million in realized capital losses, including current-year losses and net of current-year gains, and had approximately $19 million in pre-Acquisition "built-in" gains. As of the same date, the Balanced Fund had no realized capital losses, including current-year losses and net of current-year gains, and had approximately $23 million in pre-Acquisition "built-in" gains.

     If the Acquisition had occurred on May 31, 2002, the capital losses of the Galaxy Fund could not be used to offset net pre-Acquisition "built-in" gains of the Balanced Fund.


     This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

  Performance Information


     If approved by shareholders, the Balanced Fund will be acquired by the Asset Allocation Fund, which is continuing the operations of the Galaxy Fund. The charts below show the percentage gain or loss for shares of the Balanced Fund and Trust Shares of the Galaxy Fund in each of the last ten calendar years. The charts should give you a general idea of how the Balanced Fund's and Galaxy Fund's returns have varied from year to year. The charts include the effects of expenses for shares or Trust Shares, as applicable. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance would have been lower.


     Additional discussion of the manner of calculation of total return is contained in the Balanced Fund's and Galaxy Fund's Prospectus and Statement of Additional Information.

                              BALANCED FUND SHARES
[BAR CHART]

                                                                         BALANCED FUND SHARES
                                                                         --------------------
1992                                                                              7.89
1993                                                                             12.34
1994                                                                             -4.12
1995                                                                             22.65
1996                                                                             17.05
1997                                                                             17.47
1998                                                                             12.19
1999                                                                             12.26
2000                                                                             -2.24
2001                                                                             -9.00


The Fund's year-to-date total return through June 30, 2002, was -7.13%.

For period shown in bar chart:
Best quarter: 4th quarter 1998, +12.53%
Worst quarter: 3rd quarter 2001, -8.06%

                            GALAXY FUND TRUST SHARES
[BAR CHART]

                                                                       GALAXY FUND TRUST SHARES
                                                                       ------------------------
1992                                                                              6.58
1993                                                                              8.08
1994                                                                             -2.29
1995                                                                             30.54
1996                                                                             15.36
1997                                                                             19.86
1998                                                                             17.89
1999                                                                              7.41
2000                                                                              2.08
2001                                                                             -8.21

The Fund's year-to-date total return through

June 30, 2002, was -11.86%.

For period shown in bar chart:
Best quarter: 4th quarter 1998, +11.74%
Worst quarter: 3rd quarter 2001, -8.14%


     The following tables list the average annual total returns for shares of the Balanced Fund and Trust Shares of the Galaxy Fund for the one-year, five-year and ten-year periods ending December 31, 2001. The tables are intended to provide you with some indication of the risks of investing in the Balanced Fund and Galaxy Fund. At the bottom of each table, you can compare the Balanced Fund's and Galaxy Fund's performance with a broad-based market index.


     After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

BALANCED FUND(1)


                                                            INCEPTION
                                                              DATE      1 YEAR   5 YEARS   10 YEARS
Shares (%)                                                  12/14/90
  Return Before Taxes                                                    -9.00     5.65      8.18
  Return After Taxes on Distributions                                   -10.90     3.30      5.48
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                              -4.33     4.07      5.72
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                N/A
(reflects no deduction for fees, expenses or taxes)                     -11.88    10.70     12.93


---------------

(1) The Balanced Fund's returns are compared to the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 Index is heavily weighted with the stocks of large companies. Unlike the Balanced Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. Securities in the Balanced Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

GALAXY FUND(1)


                                                            INCEPTION
                                                              DATE      1 YEAR   5 YEARS   10 YEARS
Trust Shares (%)                                            12/30/91
  Return Before Taxes                                                    -8.12     7.32      9.20
  Return After Taxes on Distributions                                    -8.83     5.61      7.71
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                              -4.95     5.41      7.12
---------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                N/A
(reflects no deduction for fees, expenses or taxes)                     -11.88    10.70     12.93
---------------------------------------------------------------------------------------------------
Dow Jones Industrial Average (%)                                 N/A
(reflects no deduction for fees, expenses or taxes)                      -7.10     9.22     12.20


---------------

(1) The Galaxy Fund's returns are compared to the S&P 500 Index and the Dow Jones Industrial Average (the "DJIA"), an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks. Unlike the Galaxy Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. Securities in the Galaxy Fund may not match those in the S&P 500 Index or the DJIA. It is not possible to invest directly in indices.



THE LIBERTY-STEIN ROE TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.


  Required Vote for the Proposal


     Approval of the Plan of Reorganization dated June 19, 2002, on behalf of the Balanced Fund of Liberty-Stein Roe will require the affirmative vote of a majority of the shares of the Balanced Fund voted. A vote of the shareholders of the Asset Allocation Fund is not needed to approve the Acquisition.


                                    GENERAL

VOTING INFORMATION


     The Liberty-Stein Roe Trustees are soliciting proxies from the shareholders of the Balanced Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on October 18, 2002, at Columbia's offices, One Financial Center, Boston, Massachusetts 02111. The shareholder meeting notice, the Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about August 26, 2002.


  Information About Proxies and the Conduct of the Meeting


     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Columbia or Liberty-Stein Roe or by employees or agents of their service contractors. In addition, PROXY ADVANTAGE, a division of PFPC Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of $5,563, which will be paid for as described below.


  Voting Process.

     You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy insert for instructions); or

     (c) In person at the Meeting.


     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. Shareholders of the Balanced Fund are entitled to cast a number of votes equal to the net asset value (in dollars) of a share (or fractional share) of the Balanced Fund determined as of the close of business on the record date. For example, a share of the Balanced Fund having a net asset value of $10.50 determined at the close of business on the record date would be entitled to 10.5 votes. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.



     Costs. The estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition to be borne by the Balanced Fund are approximately $53,630. Columbia is also bearing a portion of such costs. This portion to be borne by Columbia is in addition to the amounts to be borne by the Balanced Fund. In the event that the shareholders of the Galaxy Fund do not approve the Acquisition or one or both of the Acquisitions do not close for any reason, Columbia will bear the costs of the Acquisition or Acquisitions which would otherwise have been borne by the Galaxy Fund and the Balanced Fund.


     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Liberty-Stein Roe, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.


     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Balanced Fund at the Meeting. A quorum is constituted with respect to the Balanced Fund by presence in person or by proxy of the holders of more than 30% of the outstanding shares of the Balanced Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. However, these shares will not be counted as having voted and, therefore, they will have no effect on whether or not the Proposal is approved. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.



     Advisers and Underwriter. The address of the Galaxy Fund's and Asset Allocation Fund's investment adviser is Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02110. FIA was established in 1984. FIA also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of June 30, 2002, FIA managed over $89 billion in assets. During the fiscal year ended October 31, 2001, the Galaxy Fund paid FIA a management fee of 0.75%, of its average net assets.



     The address of the Balanced Fund's investment adviser is Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606. Stein Roe (and its predecessor) has been an investment adviser since 1949. Stein Roe also provides investment management and advisory services to mutual funds and institutional clients and manages other Stein Roe investment portfolios. As of March 31, 2002, Stein Roe managed over $15 billion in assets. During the fiscal year ended September 30, 2001, the Balanced Fund, indirectly as shareholder of the Master Fund, paid Stein Roe a management fee of 0.55% of its average net assets. Stein Roe has retained Nordea Investment Management North America, Inc. ("Nordea"), as sub-adviser to manage a portion of the Balanced Fund's foreign securities. The sub-advisory agreement with Nordea provides that Stein Roe will pay Nordea a monthly fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund's assets under management by Nordea. Nordea is located at 13-15 West 54th Street, New York, NY 10019.



     FIA and Stein Roe are part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston and includes several other separate legal entities. The legal entities comprising Columbia are managed by a single management team. These entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds.


     The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

     Other Service Providers for the Asset Allocation Fund and the Balanced Fund. In some cases, the Asset Allocation Fund and the Balanced Fund have different service providers. Upon completion of the Acquisitions, the Asset Allocation Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Asset Allocation Fund and the Balanced Fund.


                                 ASSET ALLOCATION FUND                      BALANCED FUND
                          ------------------------------------    ---------------------------------
Administrator...........  Stein Roe & Farnham Incorporated        Stein Roe & Farnham Incorporated
                          One South Wacker Drive                  One South Wacker Drive
                          Chicago, IL 60606                       Chicago, IL 60606

Fund Accountant.........  Stein Roe & Farnham Incorporated        Stein Roe & Farnham Incorporated
                          One South Wacker Drive                  One South Wacker Drive
                          Chicago, IL 60606                       Chicago, IL 60606
Sub-Administrator/
  Sub-Fund Accountant...  None                                    None

Transfer Agent..........  Liberty Funds Services, Inc.            Liberty Funds Services, Inc.
                          P.O. Box 8081                           P.O. Box 8081
                          Boston, MA 02266-8081                   Boston, MA 02266-8081

Custodian...............  State Street Bank & Trust Company       State Street Bank & Trust Company
                          225 Franklin Street                     225 Franklin Street
                          Boston, MA 02101                        Boston, MA 02101

Independent Auditors....  PricewaterhouseCoopers LLP              PricewaterhouseCoopers LLP
                          160 Federal Street                      160 Federal Street
                          Boston, MA 02110-2624                   Boston, MA 02110-2624



     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of August 2, 2002, for shares of the Balanced Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of shares of the Balanced Fund, and contains information about the executive officers and Trustees of Liberty-Stein Roe and their shareholdings in the Balanced Fund and in Liberty-Stein Roe.



     Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to the Balanced Fund, or if the Balanced Fund has not received enough votes by the time of the Meeting to approve a Proposal, the previous named as proxies (the "Designees"), or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Balanced Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present at the Meeting, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on a Proposal.



     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Balanced Fund intends to present or knows that others will present is the applicable Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Liberty-Stein Roe has previously received written contrary instructions from the shareholder entitled to vote the shares.



     Shareholder Proposals at Future Meetings. Liberty-Stein Roe does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any fund of Liberty-Stein Roe or of Liberty-Stein Roe must be received by the relevant fund in writing a reasonable time before Liberty-Stein Roe solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant fund, care of, as applicable, Liberty-Stein Roe, Attention: Secretary, One Financial Center, Boston, Massachusetts 02111-2621.

                                                                      APPENDIX A

                             PLAN OF REORGANIZATION


     THIS PLAN OF REORGANIZATION dated as of June 19, 2002, has been adopted by the Board of Trustees of the Liberty-Stein Roe Funds Investment Trust (the "Trust"), a Massachusetts business trust established under an Agreement and Declaration of Trust dated January 8, 1987, as amended, on behalf of the Stein Roe Balanced Fund (the "Acquired Fund,"), a separate series of the Trust to provide for the reorganization of the Acquired Fund by the Trust's Asset Allocation Fund (the "Acquiring Fund").


     This Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     If the reorganization described in this Plan (the "Reorganization") is approved by the shareholders of shares of the Acquired Fund, the Reorganization will consist of the transfer of all of the assets of such Acquired Fund in exchange for Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such Acquisition Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Plan.

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth:

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the Reorganization contemplated hereby to be paid by Columbia pursuant to paragraph
             8.1 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record ("Acquired Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to holders of Shares of the Acquired Fund shall consist of Class Z shares of the Acquiring Fund.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus") and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.


     3.1 The Closing Date shall be on December 6, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia Management Group, Inc.'s ("Columbia") offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.


     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for the Asset Allocation Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing the Acquired Fund or Acquiring Fund shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Trust, on behalf of the Acquiring Fund, and on behalf of the Acquired Fund, hereby covenants:

     4.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     4.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Plan and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     4.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 4.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     4.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 4.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     4.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     4.6 Subject to the provisions of this Plan, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     4.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     5.1 The Acquired Fund shall have redeemed its interest in the SR&F Balanced Portfolio in exchange for securities and cash held by the SR&F Balanced Portfolio.

     5.2 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     5.3 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust;

        (b)  This Plan has been duly authorized, on behalf of the Acquiring
             Fund;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class Z shares of beneficial interest in the Acquiring Fund, (except that shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Plan except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 4.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 4.3 which are not described as required;

        (h) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquiring Fund or any of their properties or assets and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquired Fund shall have redeemed its interest in the SR&F Balanced Portfolio in exchange for securities and cash held by the SR&F Balanced Portfolio.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and By-Laws of the Trust;

        (b)  The Plan has been duly authorized on behalf of the Acquired Fund;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Agreement and Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Plan, except such as have been obtained;

        (f) Except as previously disclosed, such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 4.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 4.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     6.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after September 30, 2001, and on or prior to the Closing Date.

     6.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     6.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     7.1 This Plan and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 4.2.

     7.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated hereby.

     7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     7.4 The Registration Statement referred to in paragraph 4.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     7.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of
Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund, will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     7.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived by the Board of Trustees of the Trust if, in its judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.


8. EXPENSES.



     8.1 The Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows:
         (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, seventy-five percent (75%) of such expenses shall be borne by the Trust and twenty-five percent (25%) of such expenses shall be borne by Columbia Management Group; and (b) as to expenses allocable to the Trust, on behalf of the Acquiring Fund (other than fees paid to governmental authorities for registration and qualification of the Acquisition Shares), one hundred percent (100%) of such expenses shall be borne by Columbia Management Group.

                                                                      APPENDIX B

                                FUND INFORMATION

SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE BALANCED FUND

     Only the shareholders of record of the Balanced Fund at the close of business on August 2, 2002, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Balanced Fund was as follows.

                                                       NUMBER OF SHARES
                                                       OUTSTANDING AND
FUND                                          CLASS    ENTITLED TO VOTE
----                                          ------   ----------------
Balanced Fund...............................  Shares    6,304,847.623

OWNERSHIP OF SHARES

     As of August 2, 2002, Liberty-Stein Roe believes that its Trustees and officers, as a group, owned less than one percent of the shares of the Balanced Fund and of Liberty-Stein Roe as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the Balanced Fund:


                                                              NUMBER OF    PERCENTAGE OF
                                                             OUTSTANDING    OUTSTANDING
                                                              SHARES OF      SHARES OF     PERCENTAGE OF
FUND AND CLASS           NAME AND ADDRESS OF SHAREHOLDER     CLASS OWNED    CLASS OWNED     FUND OWNED
--------------          ----------------------------------   -----------   -------------   -------------
BALANCED FUND
Shares................  Charles Schwab & Co Inc. Special     540,680.291       8.58%           8.58%
                        Custody Account for the Exclusive
                        Benefit of Customers
                        Attn: Mutual Funds
                        101 Montgomery Street
                        San Francisco, CA 94104-4122


     As of August 2, 2002, Galaxy believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of the Galaxy Fund and of Galaxy as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the Galaxy Fund:


                                                              NUMBER OF      PERCENTAGE OF
                                                             OUTSTANDING      OUTSTANDING
                                                              SHARES OF        SHARES OF     PERCENTAGE OF
FUND AND CLASS          NAME AND ADDRESS OF SHAREHOLDER      CLASS OWNED      CLASS OWNED     FUND OWNED
--------------         ----------------------------------   --------------   -------------   -------------
GALAXY FUND
Prime A..............  US Clearing Corp.                         1,160.569       35.25%             <1%
                       FBO 194-97099-17
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 175-97327-10                            745.351       22.68%             <1%
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 170-02647-14                            434.491       13.18%             <1%
                       26 Broadway
                       New York, NY 10004-1703

                                                              NUMBER OF      PERCENTAGE OF
                                                             OUTSTANDING      OUTSTANDING
                                                              SHARES OF        SHARES OF     PERCENTAGE OF
FUND AND CLASS          NAME AND ADDRESS OF SHAREHOLDER      CLASS OWNED      CLASS OWNED     FUND OWNED
--------------         ----------------------------------   --------------   -------------   -------------
                       US Clearing Corp.
                       FBO 155-98529-16                            403.721       12.27%             <1%
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 108-98907-17                            290.282        8.80%             <1%
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 145-90771-19                            256.140        7.77%             <1%
                       26 Broadway
                       New York, NY 10004-1703
Prime B..............  US Clearing Corp.                         3,174.657       14.69%             <1%
                       FBO 138-97818-14
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 102-92974-11                          3,100.201       14.34%             <1%
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 166-98559-16                          2,065.069        9.55%             <1%
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 166-97970-19                          2,055.306        9.27%             <1%
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 013-00189-14                          1,528.818        7.07%             <1%
                       26 Broadway
                       New York, NY 10004-1703
                       US Clearing Corp.
                       FBO 147-97820-11                          1,160.830        5.37%             <1%
                       26 Broadway
                       New York, NY 10004-1703
Trust................  AMVESCAP National Trust Company       4,112,491.605       31.51%          11.47%
                       AGE
                       For Fleet National Bank FBO
                       FleetBoston Financial Savings Plus
                       PO Box 4054
                       Concord, CA 94524-4054

                                                              NUMBER OF      PERCENTAGE OF
                                                             OUTSTANDING      OUTSTANDING
                                                              SHARES OF        SHARES OF     PERCENTAGE OF
FUND AND CLASS          NAME AND ADDRESS OF SHAREHOLDER      CLASS OWNED      CLASS OWNED     FUND OWNED
--------------         ----------------------------------   --------------   -------------   -------------
                       Gales & Co.
                       Fleet Investment Services             1,584,201.861       12.14%           4.42%
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001
                       Gales & Co.
                       Fleet Investment Services               934,369.317        7.16%           2.61%
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001


OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITIONS


     The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the Galaxy Fund and Balanced Fund as of August 2, 2002 would own the following percentages of the Asset Allocation Fund noted below upon consummation of the Acquisitions. The percentages presented below assume that the Acquisitions of both Acquired Funds are consummated. The percentages for each scenario where one Acquisition is consummated but not the other would be the same as the percentages presented under "Ownership of Shares" above for the Acquired Fund whose Acquisition is consummated.



                                                                  PERCENTAGE OF
                                                               OUTSTANDING SHARES    PERCENTAGE OF FUND
                                                               OF CLASS OWNED UPON       OWNED UPON
                                                                 CONSUMMATION OF      CONSUMMATION OF
FUND AND CLASS               NAME AND ADDRESS OF SHAREHOLDER      ACQUISITIONS          ACQUISITIONS
--------------               -------------------------------   -------------------   ------------------
BALANCED FUND
Shares.....................  Charles Schwab & Co. Inc.                 3.79%                1.92%
                             Special Custody Account for the
                             Exclusive Benefit of Customers
                             ATTN Mutual Funds
                             101 Montgomery Street
                             San Francisco, CA 94104-4122
GALAXY FUND
Prime A....................  US Clearing Corp.                        35.25%                  <1%
                             FBO 194-97099-17
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 175-97327-10                         22.68%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 170-02647-14                         13.18%                  <1%
                             26 Broadway
                             New York, NY 10004-1703

                                                                  PERCENTAGE OF
                                                               OUTSTANDING SHARES    PERCENTAGE OF FUND
                                                               OF CLASS OWNED UPON       OWNED UPON
                                                                 CONSUMMATION OF      CONSUMMATION OF
FUND AND CLASS               NAME AND ADDRESS OF SHAREHOLDER      ACQUISITIONS          ACQUISITIONS
--------------               -------------------------------   -------------------   ------------------
                             US Clearing Corp.
                             FBO 155-98529-16                         12.27%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 108-98907-17                          8.80%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 145-90771-19                          7.77%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
Prime B....................  US Clearing Corp.                        14.69%                  <1%
                             FBO 138-97818-14
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 102-92974-11                         14.34%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 166-98559-16                          9.55%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 166-97970-19                          9.27%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 013-00189-14                          7.07%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
                             US Clearing Corp.
                             FBO 147-97820-11                          5.37%                  <1%
                             26 Broadway
                             New York, NY 10004-1703
Trust......................  AMVESCAP National Trust Company          17.58%                8.70%
                             AGE
                             For Fleet National Bank FBO
                             FleetBoston Financial Savings
                             Plus
                             PO Box 4054
                             Concord, CA 94524-4054

                                                                  PERCENTAGE OF
                                                               OUTSTANDING SHARES    PERCENTAGE OF FUND
                                                               OF CLASS OWNED UPON       OWNED UPON
                                                                 CONSUMMATION OF      CONSUMMATION OF
FUND AND CLASS               NAME AND ADDRESS OF SHAREHOLDER      ACQUISITIONS          ACQUISITIONS
--------------               -------------------------------   -------------------   ------------------
                             Gales & Co.
                             Fleet Investment Services                 6.77%                3.43%
                             Mutual Funds Unit -- NY/RO/TO4A
                             159 East Main Street
                             Rochester, NY 14638-0001
                             Gales & Co.
                             Fleet Investment Services                 3.99%                2.02%
                             Mutual Funds Unit -- NY/RO/TO4A
                             159 East Main Street
                             Rochester, NY 14638-0001

                                                                      APPENDIX C


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                      FOR THE GALAXY ASSET ALLOCATION FUND

     As noted above, the Liberty Fund will have the same investment goals and strategies as the Galaxy Fund. The following is the management's discussion of fund performance which was contained in the Galaxy Fund's most recent annual report.


Don Jones has managed the equity portion of Galaxy Fund since May of 1995. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977. David Lindsay has managed the Fixed Income portion of the Galaxy Fund since January of 1997. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1986.


GALAXY FUND

By Don Jones and David Lindsay
Portfolio Managers

     As bond prices rallied in the 12 months ended October 31, 2001, the Galaxy Fund continued to benefit from its sizable position in fixed income issues. Of further benefit was a well-diversified stock portfolio that focused on issues with strong credit quality.

     For the 12 months ended October 31, 2001, Trust Shares of the Galaxy Fund had a total return of -14.94%. For the same period, the Fund's Retail A Shares had a total return of -15.18% before deducting the maximum 5.75% front-end sales charge, and its Retail B Shares had a total return of -15.72% before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund had a total return of -15.08% before deducting the maximum 5.50% front-end sales charge, and Prime B Shares of the Fund had a total return of -15.68% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts listed below for total returns after deducting the applicable front-end sales charge for Retail A Shares and Prime A Shares and after deducting the applicable contingent deferred sales charge Retail B Shares and Prime B Shares.)

     These results compare with an average total return of -12.39% for the flexible portfolio funds tracked by Lipper, Inc. ("Lipper"). During the same time, the S&P(R) 500 Index, which tracks the performance of stocks only, had a total return of -24.89%.

FOCUS ON QUALITY, DIVERSIFICATION

     When the reporting period started on November 1, 2000, we were taking profits in better-performing technology stocks as we had done since the second quarter of the year. These trades helped the Fund weather the substantial weakness that technology issues faced in November and December of 2000. We further enhanced total returns at this time with overweightings (versus the Fund's benchmarks) in the better-performing drug, biotech, energy, and financial sectors.

     When the market's decline spread beyond technology stocks in the first months of 2001, we moved from a somewhat overweighted technology position to a neutral weighting in this sector. We also traded certain drug issues and stocks of firms from economically sensitive sectors for energy stocks, which continued to outperform. Overweightings in the financial and drug sectors also improved total returns.

     We maintained these strategies from May to September of 2001. Toward the end of the reporting period, when stock prices had become more attractive, we traded issues of oil exploration, telecommunications, and fiber optics firms for issues of large-cap equipment manufacturers in the technology sector and stocks of defense, food beverage, financial, and diversified manufacturing firms.

     Throughout the reporting period, we maintained a 40% weighting in fixed income securities. In the first part of the period, as investors became concerned that a weakening economy would reduce the credit qualify of bond issuers, we shifted assets from corporate bonds into government securities. Now that a recovery seems closer, we have started to trade government issues for high quality corporate securities.

TRADING BONDS FOR STOCKS

     As an improving economic outlook helps to stabilize interest rates, we expect to reduce the Fund's bond allocation in favor of stocks. As we look for new equity investments, we will continue to favor issues that are undervalued versus their sectors. While economic uncertainties remain, we plan to stay overweighted in the economically defensive consumer staples sector. We also expect to remain overweighted in energy production and exploration companies, as well as in technology firms. Once it is clear that a recovery is on the horizon, we plan to add issues from "cyclical" sectors that can make the most of a stronger economy.

                                  GALAXY FUND

Distribution of Total Net Assets as of October 31, 2001
[PIE CHART]

Municipal Security, Preferred Stock and Net Other Assets and                       1
  Liabilities
U.S. Government and Agency Obligations                                            17
Asset-Backed and Mortgage-Backed Securities                                        4
Corporate Notes and Bonds                                                         18
Commercial Paper                                                                   5
Foreign Bonds                                                                      3
Common Stocks                                                                     52

                                  GALAXY FUND

Growth of $10,000 Investment*
[LINE GRAPH]

                                 S&P (R) 500
                                    INDEX         TRUST SHARES     RETAIL A SHARES   RETAIL B SHARES   PRIME A SHARES
                                 -----------      ------------     ---------------   ---------------   --------------
12/30/91                          10000.00          10000.00           9425.00          10000.00          10000.00
10/31/92                          10295.00          10285.00           9694.00          10000.00          10000.00
10/31/93                          11830.00          11558.00          10894.00          10000.00          10000.00
10/31/94                          12284.00          11335.00          10674.00          10000.00          10000.00
10/31/95                          15528.00          14019.00          13173.00          10000.00          10000.00
10/31/96                          19270.00          16429.00          15403.00          10271.00          10000.00
10/31/97                          25458.00          19785.00          18519.00          12459.00          10000.00
10/31/98                          31186.00          22564.00          21093.00          14144.00           9450.00
10/31/99                          38978.00          24736.00          23093.00          15418.00          10366.00
10/31/2000                        41348.00          27261.00          25398.00          16973.00          11419.00
10/31/2001                        31057.00          23189.00          21543.00          14358.00           9697.00


                               PRIME B SHARES
                               --------------
12/30/91                          10000.00
10/31/92                          10000.00
10/31/93                          10000.00
10/31/94                          10000.00
10/31/95                          10000.00
10/31/96                          10000.00
10/31/97                          10000.00
10/31/98                          10000.00
10/31/99                          10391.00
10/31/2000                        11503.00
10/31/2001                         9773.00

---------------
* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for Prime A Shares and Prime B Shares. Performance figures for Retail A Shares include the effect of the maximum 5.75% front-end sales charge. Performance figures for Prime A Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 2.00% contingent deferred sales charge (applicable to shares purchased on or after January 1, 2001 and redeemed during the sixth year after purchase) as if shares were redeemed on October 31, 2001. Performance figures for Prime B Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the third year after purchase) as if shares were redeemed on October 31, 2001. Performance figures for Retail B Shares purchased prior to January 1, 2001 and for Pillar Retail B Shares (defined below) may be different than those shown. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The S&P(R) 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

As of October 31, 2001

                                                        1 YEAR    5 YEARS    LIFE OF FUND
                                                        ------    -------    ------------
Galaxy Fund (inception date 12/30/91).................  -14.94%    7.14%         8.93%

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

As of October 31, 2001

                                                        1 YEAR    5 YEARS    LIFE OF FUND
                                                        ------    -------    ------------
Galaxy Fund (inception date 12/30/91).................  -20.07%    5.68%         8.11%

---------------
* Return figures have been restated to include the effect of the maximum 5.75% front-end sales charge which became effective on January 1, 2001.

AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES**

As of October 31, 2001

                                                        1 YEAR    5 YEARS    LIFE OF FUND
                                                        ------    -------    ------------
Galaxy Fund (inception date 11/01/98).................  -19.73%     N/A         -1.02%

---------------
** Return figures include the effect of the maximum 5.50% front-end sales charge.

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES

As of October 31, 2001

                          1 YEAR          1 YEAR          5 YEAR         5 YEAR      LIFE OF FUND    LIFE OF FUND
                         RETURNS         RETURNS         RETURNS        RETURNS        RETURNS         RETURNS
                          BEFORE          AFTER           BEFORE         AFTER          BEFORE          AFTER
                        CONTINGENT      CONTINGENT      CONTINGENT     CONTINGENT     CONTINGENT      CONTINGENT
                         DEFERRED        DEFERRED        DEFERRED       DEFERRED       DEFERRED        DEFERRED
                       SALES CHARGE    SALES CHARGE    SALES CHARGE   SALES CHARGE   SALES CHARGE    SALES CHARGE
                         DEDUCTED      DEDUCTED***       DEDUCTED       DEDUCTED       DEDUCTED      DEDUCTED****
                       ------------   --------------   ------------   ------------   ------------   --------------
Galaxy Fund
  (inception date
  3/4/96)............     -15.72%         -19.70%          6.21%          5.73%          6.86%           6.60%

---------------
 *** As if shares were redeemed at end of period.

**** Return figures after deduction of contingent deferred sales charges for the periods prior to January 1, 2001 have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase. Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year of purchase, decreasing to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares after six years. Retail B Shares of the Galaxy Fund issued in connection with The Pillar Funds reorganization ("Pillar Retail B Shares")
     (i) are subject to a 5.50% contingent deferred sales charge if shares are redeemed within the first year after purchasing the Pillar Fund Class B Shares held prior to the reorganization, decreasing to 5.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and (ii) automatically convert to Retail A Shares eight years after purchasing the Pillar Fund Class B Shares held prior to the reorganization. The average annual total returns for Retail B Shares purchased prior to January 1, 2001 and for Pillar Retail B Shares may be different than those shown above.

AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES*****

As of October 31, 2001

                          1 YEAR           1 YEAR           5 YEAR         5 YEAR      LIFE OF FUND    LIFE OF FUND
                         RETURNS          RETURNS          RETURNS        RETURNS        RETURNS         RETURNS
                          BEFORE           AFTER            BEFORE         AFTER          BEFORE          AFTER
                        CONTINGENT       CONTINGENT       CONTINGENT     CONTINGENT     CONTINGENT      CONTINGENT
                         DEFERRED         DEFERRED         DEFERRED       DEFERRED       DEFERRED        DEFERRED
                       SALES CHARGE     SALES CHARGE     SALES CHARGE   SALES CHARGE   SALES CHARGE    SALES CHARGE
                         DEDUCTED      DEDUCTED*****       DEDUCTED       DEDUCTED       DEDUCTED     DEDUCTED******
                       ------------   ----------------   ------------   ------------   ------------   --------------
Galaxy Fund
  (inception date
  11/1/98)...........     -15.68%          19.66%            N/A            N/A           -0.12%          -0.76%

---------------
 ***** As if shares were redeemed at end of period.

****** Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Prime B Shares automatically convert to Prime A Shares after 8 years.

Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. FIA is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers, and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.


     The Galaxy Fund will be the accounting survivor for the Asset Allocation Fund for financial statement purposes. The financial highlights table below will help you understand the financial performance for the Galaxy Fund for the past five years. Certain information reflects the performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Galaxy Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young, LLP, independent auditors. The information for the fiscal years ended October 31, 1998 and 1997 was audited by the Galaxy Fund's former auditors. The information for the six month period ended April 30, 2002 is unaudited.

                                                                         Proxy 8

                                THE GALAXY FUND

                           GALAXY EQUITY INCOME FUND


                          GALAXY STRATEGIC EQUITY FUND

             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:


     The Galaxy Equity Income Fund and Galaxy Strategic Equity Fund will hold a special meeting of shareholders on October 18, 2002, at 2:00 p.m. (Eastern
Time). At this meeting, shareholders of the Funds will be asked to vote on the proposed acquisition of their respective funds by the Liberty Strategic Equity Fund, which is one of a number of fund acquisitions and liquidations recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment adviser to the Funds. Columbia's overall goal in proposing these fund acquisitions and liquidations is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by consolidating its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios.



     Columbia specifically recommended the acquisitions of the Funds to enable shareholders to invest in a larger fund with a similar or the same investment strategy as the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund, respectively. In addition, the acquisitions will generally provide the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base. More information on the specific details and reasons for the Funds' acquisitions are contained in the enclosed Combined Prospectus and Proxy Statement. Please read it carefully.



     THE TRUSTEES OF THE GALAXY FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.


     This special meeting will be held at The Galaxy Fund's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.


     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



     If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.


     We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                          Sincerely,

                                          -S- Dwight E. Vicks, Jr.
                                          Dwight E. Vicks, Jr.,
                                          Chairman of the Board of Trustees
                                          The Galaxy Fund


August 26, 2002



G-60/709K-0702

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 18, 2002


                                THE GALAXY FUND

                           GALAXY EQUITY INCOME FUND


                          GALAXY STRATEGIC EQUITY FUND



     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund will be held at 2:00 p.m. Eastern Time on Friday, October 18, 2002, at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:


          1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund to, and the assumption of all of the liabilities of the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund by, the Liberty Strategic Equity Fund in exchange for shares of the Liberty Strategic Equity Fund and the distribution of such shares to the shareholders of the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund in complete liquidation of the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund.

          2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          -s- W. Bruce McConnel
                                          W. Bruce McConnel, Secretary


August 26, 2002



     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS.

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                AUGUST 26, 2002


            ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF THE
                           GALAXY EQUITY INCOME FUND
                                      AND
                          GALAXY STRATEGIC EQUITY FUND
                              c/o The Galaxy Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-345-6611

                      BY AND IN EXCHANGE FOR SHARES OF THE
                         LIBERTY STRATEGIC EQUITY FUND
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Galaxy Equity Income Fund and
            Galaxy Strategic Equity Fund by the Liberty
            Strategic Equity Fund...........................   12
  The Proposal..............................................   12
  Principal Investment Risks................................   12
  Information About the Acquisitions........................   13
GENERAL.....................................................   25
  Voting Information........................................   25
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Management's Discussion of Fund Performance
              for the Galaxy Strategic Equity Fund..........  C-1
Appendix D -- Information Applicable to Class Z, Class T and
              Class G Shares of the Liberty Fund and Trust,
              Retail A and Retail B Shares of the Galaxy
              Funds.........................................  D-1



     This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy Equity Income Fund (the "Equity Income Fund") and the Galaxy Strategic Equity Fund (the "Strategic Equity Fund") (each an "Acquired Fund" and together, the "Acquired Funds" or "Galaxy Funds") by the Liberty Strategic Equity Fund (the "Liberty Fund" and, together with the Acquired Funds, the "Funds") (the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on October 18, 2002, at the offices of The Galaxy Fund ("Galaxy"), One Financial Center, Boston, Massachusetts 02111-2621. The Equity Income Fund, Strategic Equity Fund and Liberty Fund are each registered, open-end management investment companies (mutual funds). Please read this Prospectus/Proxy and keep it for future reference.


     The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Equity Income Fund and the Strategic Equity Fund by the Liberty Fund. If the Acquisition of your Acquired Fund occurs, you will become a shareholder of the Liberty Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Fund in exchange for shares of a similar class of the Liberty Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class.

     Shareholders of each of the Equity Income Fund and the Strategic Equity Fund are being asked to vote separately on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:


     - The Prospectuses for the Equity Income Fund and Strategic Equity Fund dated February 28, 2002, as supplemented on March 15, 2002, April 12, 2002, April 24, 2002, May 20, 2002, July 3, 2002 and July 10, 2002.



     - The Statement of Additional Information for the Equity Income Fund and Strategic Equity Fund dated February 28, 2002, as supplemented on July 3, 2002.



     - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders dated October 31, 2001, as supplemented on April 1, 2002, and the financial statements included in the Semi-Annual Report to Shareholders dated April 30, 2002 of the Equity Income Fund and Strategic Equity Fund.



     - The Statement of Additional Information for the Liberty Fund dated August 26, 2002 relating to this Prospectus/Proxy.



     Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Acquired Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for your Acquired Fund at www.galaxyfunds.com. Text-only versions of all the Equity Income Fund and Strategic Equity Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY. PLEASE REVIEW THE FULL PROSPECTUS/PROXY PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of Galaxy are recommending that the Liberty Fund acquire the Equity Income Fund and Strategic Equity Fund. This means that the Liberty Fund would acquire all of the assets and liabilities of each of the Equity Income Fund and Strategic Equity Fund in exchange for shares of the Liberty Fund. The Liberty Fund is a new "shell" portfolio of Liberty-Stein Roe Funds Investment Trust ("Liberty-Stein Roe") created to acquire and continue the operations of the Strategic Equity Fund, and has the same investment objective, policies, strategies and restrictions as the Strategic Equity Fund. If the Acquisition relating to your Acquired Fund is approved and the Acquisition is consummated, your shares of the Acquired Fund will be cancelled and you will receive shares of the Liberty Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of your Acquired Fund's Acquisition. The Acquisitions of the Strategic Equity Fund and Equity Income Fund are expected to occur on or around November 15, 2002 and November 22, 2002, respectively, or such other dates as the parties may agree. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/ Proxy, even if the shareholders of the other Acquired Fund have not approved its Acquisition.


2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?


Fleet Investment Advisors Inc. ("FIA"), the investment adviser to the Equity Income Fund, the Strategic Equity Fund and the Liberty Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). FIA and the Columbia Affiliates manage mutual fund portfolios that are offered by three separate fund families -- the Galaxy Funds, Liberty Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.


The Trustees of Galaxy recommend approval of each Acquisition because it offers shareholders of each Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisitions, the Trustees also considered the following matters:


     - based on estimated expense ratios as of March 31, 2002, shareholders of the Equity Income Fund are expected to experience the same or lower net expenses (expenses after reduction by the expense reimbursement described in footnote 10 to the Annual Fund Operating Expenses table below), although Trust shareholders are expected to experience an increase in gross expenses (expenses before reduction by such expense reimbursement);



     - based on estimated expense ratios as of March 31, 2002, shareholders of the Strategic Equity Fund are expected to experience the same or lower net and gross expenses;



     - shareholders of the Equity Income Fund will move into a fund with a better short-term performance record; and

     - the Acquisition is expected to be tax-free for shareholders of each Acquired Fund who choose to remain shareholders of the Liberty Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisitions" in the "Information About the Acquisitions" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Galaxy Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?


     The following tables allow you to compare the sales charges and management fees and expenses of the Equity Income Fund and the Strategic Equity Fund with those that Columbia expects to be applicable to the combined fund in the first year following the Acquisitions. As part of the Acquisitions, Retail A shareholders of the Acquired Funds will receive Class T shares of the Liberty Fund, Retail B shareholders of the Acquired Funds will receive Class G shares of the Liberty Fund and Trust shareholders of the Acquired Funds will receive Class Z shares of the Liberty Fund. Class T shares and Class G shares of the Liberty Fund will continue to be available for purchase after consummation of the Acquisitions by former Retail A and Retail B shareholders of the Acquired Funds, but will not be offered to new investors. Sales charges, if applicable, are paid directly by shareholders to each Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the tables below represent expenses for each of the Equity Income Fund and the Strategic Equity Fund for its last fiscal year (ended October 31, 2001) and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to both Acquisitions) and based on pro forma combined net assets as of March 31, 2002. In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for each possible scenario in which the Liberty Fund acquires one, but not the other, Acquired Fund.



     Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Acquisitions, although any contingent deferred sales charge ("CDSC") applicable to share purchases made prior to the Acquisitions will be continued.



     Based on estimated expenses as of March 31, 2002, the Liberty Fund's pro forma combined total Annual Fund Operating Expenses may be higher than the expenses incurred by the Equity Income Fund or Strategic Equity Fund for their fiscal year ended October 31, 2001. However, net expenses, or the actual expenses paid by shareholders, of each class of shares of the Liberty Fund are expected to be equal to or lower than the net expenses of the corresponding classes of shares of the Equity Income Fund and Strategic Equity Fund (after giving effect to the fee reimbursement described in footnote 11 to the Annual Fund Operating Expenses table). FIA and/or its affiliates have undertaken to maintain this fee reimbursement through the first anniversary of the consummation of the Acquisitions, after which this arrangement may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty Fund to be higher than the estimated expenses of the corresponding class of shares of the Equity Income Fund or Strategic Equity Fund as of March 31, 2002.

SHAREHOLDER FEES
(paid directly from your investment)


                                      EQUITY INCOME FUND(1)              STRATEGIC EQUITY FUND(1)
                                      ---------------------              ------------------------
                             RETAIL A   RETAIL B   RETAIL B     TRUST   RETAIL A   RETAIL B   TRUST
Maximum sales charge (load)
on purchases (%) (as a
percentage of the offering
price)                       5.75(2)      None       None       None    5.75(2)      None     None
---------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) on
redemptions (%) (as a
percentage of the lesser of
purchase price or
redemption price)              1.00(3)    5.00(4)    5.50(4),(5) None     1.00(3)    5.00(4)  None
---------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount
redeemed, if applicable)        (6)        (6)        (6)        (6)       (6)        (6)      (6)



                                                                     LIBERTY FUND(1)
                                                                  (PRO FORMA COMBINED)
                                                                  --------------------
                                                              CLASS T    CLASS G    CLASS Z
Maximum sales charge (load) on purchases (%) (as a
percentage of the offering price)                              5.75(2)    None       None
-------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions (%) (as
a percentage of the lesser of purchase price or redemption
price)                                                         1.00(3)    5.00(4)    None
-------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount redeemed, if
applicable)                                                     (6)        (6)        (6)


---------------


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(2) Reduced sales charges may be available.



(3) This charge applies to investments in Galaxy Fund Retail A Shares of $1 million or more that are redeemed within one year after purchase. This charge also applies to investments in Class T shares of the Liberty Fund aggregating $1 million to $25 million at the time of purchase that are sold within 18 months of purchase.



(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares and when you redeem your shares.



(5) This amount applies only to Retail B Shares acquired in the reorganization of the Pillar Equity Income Fund (the "Pillar Fund") into the Equity Income Fund (the "Pillar Reorganization") if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares you held prior to the Pillar Reorganization.


(6) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)


                                            EQUITY INCOME FUND              STRATEGIC EQUITY FUND
                                            (FISCAL YEAR ENDED               (FISCAL YEAR ENDED
                                             OCTOBER 31, 2001)                OCTOBER 31, 2001)
                                            ------------------              ---------------------
                                       RETAIL A    RETAIL B    TRUST    RETAIL A    RETAIL B    TRUST
Management fee(%)                        0.75        0.75      0.75       0.75(7)     0.75(7)   0.75(7)
-----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees
  (%)                                    None        0.95(8)   None       None        0.95(8)   None
-----------------------------------------------------------------------------------------------------
Other expenses (%)                       0.59(9)     0.38      0.17       0.97(7),(9)   0.78(7) 0.43(7)
-----------------------------------------------------------------------------------------------------
Total annual fund operating expenses
  (%)                                    1.34        2.08      0.92       1.72(7)     2.48(7)   1.18(7)

                                                                      LIBERTY FUND
                                                                  (PRO FORMA COMBINED)
                                                                  --------------------
                                                              CLASS T    CLASS G    CLASS Z
Management fee (%)                                             0.75       0.75       0.75
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      None       0.94(8)    None
-------------------------------------------------------------------------------------------
Other expenses (%)                                             0.62(9),(10)  0.20    0.23(10)
-------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.37(10)   1.89       0.98(10)


     If only the Acquisition of the Equity Income Fund were to occur, the Total Annual Fund Operating Expenses of the Liberty Fund on a pro forma combined basis would be as follows:


                                                                      LIBERTY FUND
                                                                  (PRO FORMA COMBINED)
                                                                  --------------------
                                                              CLASS T    CLASS G    CLASS Z
                                                              -------    -------    -------
Management fee (%)                                             0.75       0.75       0.75
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      None       0.94(8)    None
-------------------------------------------------------------------------------------------
Other expenses (%)                                             0.61(9)    0.36       0.19
-------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       1.36       2.05       0.94


     If only the Acquisition of the Strategic Equity Fund were to occur, the Total Annual Fund Operating Expenses of the Liberty Fund on a pro forma combined basis would be as follows:


                                                                      LIBERTY FUND
                                                                  (PRO FORMA COMBINED)
                                                                  --------------------
                                                              CLASS T    CLASS G    CLASS Z
Management fee (%)(11)                                         0.75       0.75       0.75
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      None       0.94(8)    None
-------------------------------------------------------------------------------------------
Other expenses (%)                                             0.97(9),(11)  0.74(11)  0.39
-------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)(11)                   1.72       2.43       1.14


---------------

 (7) FIA is waiving a portion of the management fees so that such fees are expected to be 0.54%. The Fund's administrator is waiving and/or reimbursing certain expenses so that other expenses are expected to be 0.96% for Retail A Shares, 0.77% for Retail B Shares and 0.42% for Trust Shares. Total fund operating expenses after these fee waivers are expected to be 1.50% for Retail A Shares, 2.26% for Retail B Shares and 0.96% for Trust Shares. These fee waivers are voluntary and may be revised or discontinued at any time.



 (8) Each Acquired Fund and the Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of such Fund's average daily net assets attributable to Retail B Shares and Class G shares, respectively (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more that 0.95% during the current fiscal year, although expected actual distribution and service (12b-1) fees as reflected in the tables above may be lower in certain cases.



 (9) Each Acquired Fund and the Liberty Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year, although expected actual shareholder service fees as reflected in the tables above may be lower in certain cases.



(10) FIA and/or its affiliates intend to reimburse 0.01% and 0.04% of the transfer agency fees for Class T shares and Class Z shares, respectively, to the extent necessary to prevent any merger-related increase in the total annual fund operating expenses (after reimbursements) for Class T shares and Class Z shares resulting from an increase in non-asset-based fees and expenses. Other expenses after this reimbursement are expected to be 0.61% and 0.19% for Class T shares and Class Z shares, respectively. Total annual fund operating expenses after this reimbursement are expected to be 1.36% and 0.94% for Class T shares and Class Z shares, respectively. FIA and/or its affiliates have undertaken to maintain this fee reimbursement through the first anniversary of the consummation of the Acquisitions, after which this arrangement may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty Fund to be higher than the estimated expenses of an Acquired Fund as of March 31, 2002.



(11) FIA intends to waive a portion of the management fees so that such fees are expected to be 0.55%. FIA has undertaken to maintain this fee waiver through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time. The Fund's administrator intends to waive and/or reimburse certain expenses so that other expenses are expected to be 0.95% and 0.64% for Class T shares and Class G shares, respectively. These waivers and/or reimbursements are voluntary and may be revised or discontinued at any time. Total annual fund operating expenses after these fee and expense waivers and/or reimbursements are expected to be 1.50%, 2.14% and 0.94% for Class T shares, Class G shares and Class Z shares, respectively.


EXAMPLE EXPENSES

     Example Expenses help you compare the cost of investing in either the Equity Income Fund or the Strategic Equity Fund currently with the cost of investing in the Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
EQUITY INCOME FUND
Retail A                                                  $704     $  975     $1,267      $2,095
--------------------------------------------------------------------------------------------------
Retail B(1)
 did not sell your shares                                  211        652      1,119       2,048
  sold all your shares at end of period                    711        952      1,319       2,048
--------------------------------------------------------------------------------------------------
Retail B(2)
 did not sell your shares                                  211        652      1,119       2,221
  sold all your shares at end of period                    711      1,052      1,419       2,221
--------------------------------------------------------------------------------------------------
Retail B(3)
 did not sell your shares                                  211        652      1,119       2,221
  sold all your shares at end of period                    761      1,052      1,319       2,221
--------------------------------------------------------------------------------------------------
Trust Shares                                                94        293        509       1,131
--------------------------------------------------------------------------------------------------


                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
STRATEGIC EQUITY FUND
Retail A                                                  $740     $1,086     $1,455      $2,488
--------------------------------------------------------------------------------------------------
Retail B(1)
 did not sell your shares                                  251        773      1,321       2,458
  sold all your shares at end of period                    751      1,073      1,521       2,458
--------------------------------------------------------------------------------------------------
Retail B(2)
 did not sell your shares                                  251        773      1,321       2,629
  sold all your shares at end of period                    751      1,173      1,621       2,629
--------------------------------------------------------------------------------------------------
Trust Shares                                               120        375        649       1,432
--------------------------------------------------------------------------------------------------

                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY FUND (PRO FORMA COMBINED)
Class T                                                   $706     $  984     $1,282      $2,127
--------------------------------------------------------------------------------------------------
Class G(4)
 did not sell your shares                                  192        594      1,021       1,953
  sold all your shares at end of period                    692        894      1,221       1,953
--------------------------------------------------------------------------------------------------
Class G(5)
 did not sell your shares                                  192        594      1,021       2,076
  sold all your shares at end of period                    692        994      1,321       2,076
--------------------------------------------------------------------------------------------------
Class G(6)
 did not sell your shares                                  192        594      1,021       2,076
  sold all your shares at end of period                    742        994      1,221       2,076
--------------------------------------------------------------------------------------------------
Class Z                                                    100        312        542       1,201
--------------------------------------------------------------------------------------------------


The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The tables below present the pro forma combined Example Expenses assuming in each case that only one Acquired Fund approves the Acquisition.

If only the Acquisition of the Equity Income Fund were to occur, the Example Expenses of the Liberty Fund on a pro forma combined basis would be as follows:


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY FUND (PRO FORMA COMBINED)
Class T                                                    $706     $  981     $1,277      $2,116
--------------------------------------------------------------------------------------------------
Class G(4)
 did not sell your shares                                   208        643      1,103       2,040
  sold all your shares at end of period                     708        943      1,303       2,040
--------------------------------------------------------------------------------------------------
Class G(5)
 did not sell your shares                                   208        643      1,103       2,202
  sold all your shares at end of period                     708      1,043      1,403       2,202
--------------------------------------------------------------------------------------------------
Class G(6)
 did not sell your shares                                   208        643      1,103       2,202
  sold all your shares at end of period                     758      1,043      1,303       2,202
--------------------------------------------------------------------------------------------------
Class Z                                                      96        300        520       1,155
--------------------------------------------------------------------------------------------------

If only the Acquisition of the Strategic Equity Fund were to occur, the Example Expenses of the Liberty Fund on a pro forma combined basis would be as follows:


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY FUND (PRO FORMA COMBINED)
Class T                                                    $740     $1,086     $1,455      $2,488
--------------------------------------------------------------------------------------------------
Class G(4)
 did not sell your shares                                   246        758      1,296       2,430
  sold all your shares at end of period                     746      1,058      1,496       2,430
--------------------------------------------------------------------------------------------------
Class G(5)
 did not sell your shares                                   246        758      1,296       2,591
  sold all your shares at end of period                     746      1,158      1,596       2,591
--------------------------------------------------------------------------------------------------
Class G(6)
 did not sell your shares                                   246        758      1,296       2,591
  sold all your shares at end of period                     796      1,158      1,496       2,591
--------------------------------------------------------------------------------------------------
Class Z                                                     116        362        628       1,386


---------------
(1) For Retail B Shares of an Acquired Fund purchased before January 1, 2001. Assumes Retail B Shares of an Acquired Fund automatically convert to Retail A Shares of the Acquired Fund six years after purchase.

(2) For Retail B Shares of an Acquired Fund purchased on or after January 1, 2001. Assumes Retail B Shares of an Acquired Fund automatically convert to Retail A Shares of the Acquired Fund eight years after purchase.

(3) For Retail B Shares of an Acquired Fund acquired in connection with the Pillar Reorganization. Assumes Retail B Shares of an Acquired Fund convert to Retail A Shares of the Acquired Fund eight years after purchase of the Pillar Class B shares held prior to the Pillar Reorganization.

(4) For Class G shares of the Liberty Fund acquired in the Acquisitions in exchange for Retail B Shares of an Acquired Fund purchased before January 1, 2001. Assumes Class G shares of the Liberty Fund automatically convert to Class T shares of the Liberty Fund six years after purchase.

(5) For Class G shares of the Liberty Fund acquired in the Acquisitions in exchange for Retail B Shares of an Acquired Fund purchased on or after January 1, 2001 and to Class G shares of the Liberty Fund purchased after consummation of the Acquisitions. Assumes Class G shares of the Liberty Fund automatically convert to Class T shares of the Liberty Fund eight years after purchase.


(6) For Class G shares of the Liberty Fund acquired in the Acquisitions in exchange for Retail B Shares of an Acquired Fund that were acquired in connection with the Pillar Reorganization. Assumes Class G shares of the Liberty Fund convert to Class T shares of the Liberty Fund eight years after purchase of the Pillar Fund Class B shares held prior to the Pillar Reorganization.


The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Equity Income Fund and the Strategic Equity Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Fund or Columbia.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE EQUITY INCOME FUND, STRATEGIC EQUITY FUND AND LIBERTY FUND COMPARE?


The Strategic Equity Fund and the Liberty Fund have the same investment goals, strategies and policies. This table compares the investment goal and principal investment strategies of the Equity Income Fund to those of the Strategic Equity Fund and the Liberty Fund.



----------------------------------------------------------------------------------------------------------
                    EQUITY INCOME FUND                        STRATEGIC EQUITY FUND AND LIBERTY FUND
----------------------------------------------------------------------------------------------------------
    INVESTMENT GOAL: The Fund seeks current income and  INVESTMENT GOAL: Each Fund seeks long-term capital
    capital appreciation                                appreciation.
----------------------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENT STRATEGIES: The Fund seeks to  PRINCIPAL INVESTMENT STRATEGIES: Each Fund seeks
    achieve its goal as follows:                        to achieve its goal as follows:
    - Under normal circumstances, the Fund invests at   - Under normal circumstances, the Fund invests at
      least 80% of its net assets plus any borrowings     least 80% of its net assets plus any borrowings
      for investment purposes in a diversified            for investment purposes in U.S. equity
      portfolio of income-producing (dividend-paying)     securities, primarily common stock and
      equity securities, primarily common stocks.         securities that can be converted into common
                                                          stock.
    - The Fund's adviser looks for investments that
      offer dividends, prospects for dividend growth    - The Fund's "Value Driven Growth" investment
      and capital appreciation. However, the Fund's       process emphasizes securities believed to have
      portfolio may include securities that offer only    the potential for the best one- to two-year
      growth potential or only income potential.          returns. These securities are generally selected
                                                          from a universe of large and medium-sized
    - The Fund will sell a portfolio security when, as    companies representative of the S&P 500 Index,
    a result of changes in the economy, the Fund's        although the Fund may invest in securities not
      adviser believes that holding the security is no    included in the S&P 500 Index.
      longer consistent with the Fund's investment
      objective.                                        - The Fund may invest up to 20% of its total
                                                        assets in foreign equity securities.
    - The Fund may sell a security as a result of a
      deterioration in the performance of the security  - In selecting individual stocks, the Fund's
      or in the financial condition of the issuer of    adviser looks at the current price, projected
      the security.                                       earnings growth, and historical valuations to
                                                          derive an estimate of return potential. The Fund
                                                          may give emphasis to growth stocks, value stocks
                                                          or particular industries, depending upon the
                                                          adviser's assessment of a stock's return
                                                          potential relative to its price in the broader
                                                          market.
                                                        - The Fund will sell a portfolio security when, as
                                                        a result of a decline in the security's return
                                                          potential relative to that of other securities,
                                                          the Fund's adviser believes that holding the
                                                          security is no longer consistent with the Fund's
                                                          investment objective.
----------------------------------------------------------------------------------------------------------



Shareholders of the Equity Income Fund should note that, although the investment goals and strategies of the Liberty Fund are generally similar to those of the Equity Income Fund, there may be some differences in the investment approach of the combined fund. In particular, the Equity Income Fund focuses its investments in common stocks that pay dividends while the Liberty Fund emphasizes the potential for total return in selecting investments. In addition, the Liberty Fund may, while the Equity Income Fund does not, invest in foreign equity securities (up to 20% of total assets) as part of its principal investment strategies.

For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.


5. WHAT CLASS OF LIBERTY FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO MY ACQUIRED FUND OCCURS?


If you own Retail A Shares of the Equity Income Fund or Strategic Equity Fund, you will receive Class T shares of the Liberty Fund. The initial sales charge will not apply to Class T shares you receive in connection with the Acquisitions. Class T shares will continue to be available for purchase after consummation of the Acquisitions by former Retail A shareholders of the Acquired Funds. Class T shares will not be sold to new investors. An initial sales charge will apply to any purchases of Class T shares of the Liberty Fund you make after consummation of the Acquisitions. If you purchased $1 million or more of Retail A Shares of an Acquired Fund within one year of the consummation of the Acquisitions and did not pay a front-end sales charge, the Class T shares you acquire in the Acquisitions will be subject to a 1% CDSC if you sell the shares within one year after you purchased your Acquired Fund Retail A Shares.


If you own Retail B Shares of the Equity Income Fund or Strategic Equity Fund, you will receive Class G shares of the Liberty Fund. The CDSC applicable to your Acquired Fund Retail B Shares will apply to your redemption of Class G shares you receive in the Acquisitions. See Appendix D for more information. Class G shares will continue to be available for purchase after consummation of the Acquisitions by former Retail B shareholders of the Acquired Funds. Class G shares will not be sold to new investors.


If you own Trust Shares of the Equity Income Fund or Strategic Equity Fund, you will receive Class Z shares of the Liberty Fund.


For more information on the characteristics of the Liberty Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section "Information About the Acquisitions -- Shares You Will Receive" in the "Proposal" section of this Prospectus/Proxy and Appendix D.


6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Acquired Fund is expected to recognize a gain or loss as a result of the Acquisitions.

Immediately prior to the Acquisitions, each Acquired Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Acquired Fund shares are expected to carry over to your new shares in the Liberty Fund.

                                    PROPOSAL
                ACQUISITION OF THE GALAXY EQUITY INCOME FUND AND
                      GALAXY STRATEGIC EQUITY FUND BY THE
                         LIBERTY STRATEGIC EQUITY FUND

THE PROPOSAL


     Shareholders of the Equity Income Fund and Strategic Equity Fund are being asked to approve the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy on behalf of the Equity Income Fund and Strategic Equity Fund, Liberty-Stein Roe on behalf of the Liberty Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of your Acquired Fund by the Liberty Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS


     All of the principal risks applicable to the Funds are described in the table below. As previously noted, the Liberty Fund has the same investment goal, policies and strategies as the Strategic Equity Fund. Accordingly, an investment in the Liberty Fund involves risks that are the same as those to which an investment in the Strategic Equity Fund is subject. As a result, the Acquisition will not expose the shareholders of the Strategic Equity Fund to any additional principal risks. However, the Acquisition will expose the shareholders of the Equity Income Fund to the following additional principal risks (capitalized terms are described in the table that follows this discussion): Convertible Securities Risk, Foreign Investments Risk.



----------------------------------------------------------------------------------------------------------
                      PRINCIPAL RISK                                  FUNDS SUBJECT TO RISK
----------------------------------------------------------------------------------------------------------
    MARKET RISK -- Changes in the U.S. or foreign       Equity Income Fund
    economies can cause the value of stocks and other   Strategic Equity Fund
    investments held by a Fund to fall. Stock prices    Liberty Fund
    may decline over short or extended periods. Stock
    markets tend to move in cycles, with periods of
    rising prices and periods of falling prices. The
    value of an investment in a Fund will go up and
    down with the value of the investments which the
    Fund holds. A Fund's investments may not perform
    as well as other investments, even in times of
    rising markets.
----------------------------------------------------------------------------------------------------------
    SELECTION OF INVESTMENTS RISK -- A Fund's           Equity Income Fund
    investment adviser evaluates the risks and rewards  Strategic Equity Fund
    presented by all securities purchased by a Fund     Liberty Fund
    and how they advance the Fund's investment
    objective. It is possible, however, that these
    evaluations will prove to be inaccurate.
----------------------------------------------------------------------------------------------------------
    CONVERTIBLE SECURITIES RISK -- Securities that can  Strategic Equity Fund
    be converted into common stock, such as certain     Liberty Fund
    debt securities and preferred stock, are subject
    to the usual risks associated with fixed income
    investments, such as interest rate risk and credit
    risk. In addition, because they react to changes
    in the value of the equity securities into which
    they will convert, convertible securities are also
    subject to stock market risk.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                      PRINCIPAL RISK                                  FUNDS SUBJECT TO RISK
----------------------------------------------------------------------------------------------------------
    FOREIGN INVESTMENTS RISK -- Foreign investments     Strategic Equity Fund
    may be riskier than U.S. investments because of     Liberty Fund
    factors such as foreign government restrictions,
    changes in currency exchange rates, incomplete
    financial information about the issuers of
    securities, and political or economic instability.
    Foreign stocks may be more volatile and less
    liquid than U.S. stocks.
----------------------------------------------------------------------------------------------------------


INFORMATION ABOUT THE ACQUISITIONS

  General

     Although the Galaxy Trustees are proposing that the Liberty Fund acquire each of the Acquired Funds, each proposed Acquisition is not conditioned upon the approval of the other proposed Acquisition. Accordingly, in the event that the shareholders of one Acquired Fund approve the Acquisition but the shareholders of the other Acquired Fund do not, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described below.

     Shareholders who object to the Acquisition of their Acquired Fund by the Liberty Fund will not be entitled under Massachusetts law or Galaxy's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares of the Liberty Fund which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem your Acquired Fund shares at any time prior to the consummation of the Acquisitions.

  Shares You Will Receive


     If the Acquisition of your Acquired Fund occurs and you own Retail A Shares of your Acquired Fund, you will receive Class T shares of the Liberty Fund. Class T shares will continue to be available for purchase after consummation of the Acquisitions by former Retail A shareholders of the Acquired Funds. Class T shares will not be sold to new investors. Please see Appendix D for more information regarding Class T shares of the Liberty Fund and the differences between such shares and Retail A Shares of the Acquired Funds. As compared to the Acquired Fund Retail A Shares you currently own, the Class T shares you receive in exchange for such shares will have the following characteristics:


     - Class T shares you receive in exchange for your Acquired Fund Retail A Shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund Retail A Shares as of the business day before the closing of the Acquisitions.

     - Class T shares are subject to the same initial sales charge as Acquired Fund Retail A Shares; however, the Class T shares you receive in exchange for your Acquired Fund Retail A Shares will not be subject to an initial sales charge.


     - If you purchased $1 million or more of Retail A Shares of an Acquired Fund within one year of the consummation of the Acquisitions, the Class T shares of the Liberty Fund you acquire in the Acquisitions will be subject to a CDSC if you sell the shares within one year after you purchased your Acquired Fund Retail A Shares. Class T share purchases aggregating $1 million to $25 million made after consummation of the Acquisitions will be subject to a 1% CDSC if they are redeemed within 18 months of purchase.


     - Class T shares are subject to the same shareholder servicing fees as Acquired Fund Retail A Shares.

     - The procedures for purchasing and redeeming your shares will be the same after the Acquisitions as they are currently.

     - Class T shares acquired in the Acquisitions may be exchanged for Class T shares or Class A shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class T shares are exchanged for Class A shares, they cannot be exchanged back into Class T shares.

     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     If the Acquisition of your Acquired Fund occurs and you own Retail B Shares of your Acquired Fund, you will receive Class G shares of the Liberty Fund. Class G shares will continue to be available for purchase after consummation of the Acquisitions by former Retail B shareholders of the Acquired Funds. Class G shares will not be sold to new investors. As compared to the Acquired Fund Retail B Shares you currently own, the Class G shares you receive in exchange for such shares will have the following characteristics:


     - Class G shares you receive in exchange for your Acquired Fund Retail B Shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund Retail B Shares as of the business day before the closing of the Acquisitions.

     - Class G shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class G shares you acquire in the Acquisitions, the new shares will continue to age from the date you purchased your Acquired Fund Retail B Shares or, in the case of Retail B Shares of the Equity Income Fund acquired in connection with the Pillar Reorganization, from the date you acquired the Pillar Fund Class B shares you held prior to the Pillar Reorganization.

     - Class G shares are subject to the same distribution and service fees as Acquired Fund Retail B Shares.

     - The procedures for purchasing and redeeming your shares will be the same after the Acquisitions as they are currently.

     - Class G shares acquired in the Acquisitions may be exchanged for Class G shares or Class B shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class G shares are exchanged for Class B shares, they cannot be exchanged back into Class G shares.

     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     If the Acquisition of your Acquired Fund occurs and you own Trust Shares of your Acquired Fund, you will receive Class Z shares of the Liberty Fund. As compared to the Acquired Fund Trust Shares you currently own, the Class Z shares you receive in exchange for such shares will have the following characteristics:


     - Class Z shares you receive in exchange for your Acquired Fund Trust Shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund Trust Shares as of the business day before the closing of the Acquisitions.


     - The procedures for purchasing and redeeming your shares will be similar after the Acquisitions to those you currently follow, although there will be some differences. For example, Class Z shares can be purchased and redeemed through financial advisors or directly through the Liberty Fund's distributor while Trust Shares can only be purchased and redeemed through financial institutions.



     - You will be able to exchange your Class Z shares for Class Z shares or Class A shares of any other fund sold by Liberty Funds Distributor, Inc., while your Acquired Fund Trust Shares may be exchanged for Trust Shares of another Galaxy Fund or Class Z shares of any fund sold by Liberty Funds Distributor, Inc.


     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.

     Please see Appendix D for more information concerning similarities and differences between the various share classes of the Liberty Fund and the Acquired Funds.



     Information concerning capitalization of each of the Funds is provided below under "Capitalization."


  Reasons for the Acquisitions


     On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment adviser to each Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy and Liberty-Stein Roe are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*



     The Trustees of Galaxy, including all of the Trustees who are not "interested persons" of Galaxy, and the Trustees of Liberty-Stein Roe, including all of the Trustees who are not "interested persons" of Liberty-Stein Roe, have determined that each Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees of Galaxy have unanimously approved each Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.


     In proposing the Acquisitions, Columbia presented to the Galaxy Trustees, at meetings held on June 10-11, 2002 and June 17, 2002, the following reasons for the Equity Income Fund and Strategic Equity Fund to enter into the
Acquisitions:


     - The Acquisitions are intended to create a larger fund with an investment goal and strategies generally similar to those of the Equity Income Fund and the same as those of the Strategic Equity Fund.


     - Based on estimated expense ratios as of March 31, 2002, shareholders of the Equity Income Fund and Strategic Equity Fund are expected to experience the same or lower net expenses.

     - The Acquisitions are intended to permit each Acquired Fund's shareholders to exchange their investment for an investment in the Liberty Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the Liberty Fund, the transaction would be a taxable event for such shareholder. Similarly, if an Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Acquired Fund's shareholders. After the Acquisitions, shareholders may redeem any or all of their Liberty Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Galaxy Trustees considered that shareholders of an Acquired Fund who do not want to become shareholders of the Liberty Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Acquired Fund prior to the Acquisitions.

     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Fund will achieve any particular level of performance after the Acquisitions.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of each Acquired Fund, the Acquisitions of the Strategic Equity Fund and Equity Income Fund are expected to occur on or around November 15, 2002 and November 22, 2002, respectively, or such other date as the parties may agree. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:



     - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Fund in exchange for shares of a similar class of the Liberty Fund** with an aggregate net asset value equal to the net value of the transferred assets and liabilities.



     - The Acquisitions will occur on the next business day after the time when the assets of each Fund are valued for purposes of the Acquisitions.


     - The shares of each class of the Liberty Fund received by each Acquired Fund will be distributed to each Acquired Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

     - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.


     - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions. Each Acquisition may be terminated at any time with the approval of the Trustees of both Galaxy and Liberty-Stein Roe or, under certain conditions, by either Galaxy or Liberty-Stein Roe.

---------------

** Retail A shareholders of the Acquired Funds will receive Class T shares of the Liberty Fund, Retail B shareholders of the Acquired Funds will receive Class G shares of the Liberty Fund and Trust shareholders of the Acquired Funds will receive Class Z shares of the Liberty Fund, in each case as discussed under the section "Information About the Acquisitions -- Shares You Will Receive" in the "Proposal" section of this Prospectus/Proxy.



  Capitalization


     The following table shows on an unaudited basis the capitalization of each of the Equity Income Fund and Strategic Equity Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both Acquired Funds by the Liberty Fund at net asset value as of that date.



                                                       EQUITY        STRATEGIC      LIBERTY FUND
                                                       INCOME         EQUITY         PRO FORMA
                                                        FUND           FUND+       COMBINED(1)(2)
                                                    ------------    -----------    --------------
Retail A and Class T(3)
Net asset value...................................  $139,616,117    $ 9,791,164     $149,407,281
Shares outstanding................................    11,095,677        908,505       13,859,907
Net asset value per share.........................  $      12.58    $     10.78     $      10.78

Retail B and Class G(3)
Net asset value...................................  $ 13,823,425    $ 2,882,379     $ 16,705,804
Shares outstanding................................     1,121,517        272,769        1,580,567
Net asset value per share.........................  $      12.33    $     10.57     $      10.57

                                                       EQUITY        STRATEGIC      LIBERTY FUND
                                                       INCOME         EQUITY         PRO FORMA
                                                        FUND           FUND+       COMBINED(1)(2)
                                                    ------------    -----------    --------------
Trust and Class Z(3)
Net asset value...................................  $106,240,380    $23,494,695     $129,735,075
Shares outstanding................................     8,423,392      2,176,545       12,022,734
Net asset value per share.........................  $      12.61    $     10.79     $      10.79

---------------
 + The Strategic Equity Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisitions were consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Strategic Equity Fund on May 31, 2002. As of May 31, 2002, there were no Class T, Class G or Class Z shares of the Liberty Fund outstanding. Retail A Shares, Retail B Shares and Trust Shares of the Equity Income Fund and Strategic Equity Fund will be exchanged for new Class T shares, Class G shares and Class Z shares, respectively, of the Liberty Fund upon consummation of the Acquisitions.

(3) Capitalization information is for Retail A Shares, Retail B Shares and Trust Shares of the Acquired Funds and Class T shares, Class G shares and Class Z shares, respectively, of the Liberty Fund pro forma combined.

     The following table shows on an unaudited basis the capitalization of the Equity Income Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Equity Income Fund, but not the Strategic Equity Fund, by the Liberty Fund at net asset value as of that date.

                                                                 EQUITY        LIBERTY FUND
                                                                 INCOME         PRO FORMA
                                                                 FUND+        COMBINED(1)(2)
                                                              ------------    --------------
Retail A and Class T(3)
Net asset value.............................................  $139,616,117     $139,616,117
Shares outstanding..........................................    11,095,677       11,095,677
Net asset value per share...................................  $      12.58     $      12.58

Retail B and Class G(3)
Net asset value.............................................  $ 13,823,425     $ 13,823,425
Shares outstanding..........................................     1,121,517        1,121,517
Net asset value per share...................................  $      12.33     $      12.33

Trust and Class Z(3)
Net asset value.............................................  $106,240,380     $106,240,380
Shares outstanding..........................................     8,423,392        8,423,392
Net asset value per share...................................  $      12.61     $      12.61

---------------
 + If the Strategic Equity Fund shareholders do not approve its Acquisition, the Equity Income Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of the Equity Income Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Equity Income Fund on May 31, 2002. As of May 31, 2002, there were no Class T, Class G or Class Z shares of the Liberty Fund outstanding. Retail A Shares, Retail B Shares and Trust Shares of the Equity Income Fund will be exchanged for new Class T shares, Class G shares and Class Z shares, respectively, of the Liberty Fund upon consummation of the Acquisition.

(3) Capitalization information is for Retail A Shares, Retail B Shares and Trust Shares of the Equity Income Fund and Class T shares, Class G shares and Class Z shares, respectively, of the Liberty Fund pro forma combined.

     The following table shows on an unaudited basis the capitalization of the Strategic Equity Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Strategic Equity Fund, but not the Equity Income Fund, by the Liberty Fund at net asset value as of that date.

                                                               STRATEGIC      LIBERTY FUND
                                                                EQUITY         PRO FORMA
                                                                 FUND+       COMBINED(1)(2)
                                                              -----------    --------------
Retail A and Class T(3)
Net asset value.............................................  $ 9,791,164      $ 9,791,164
Shares outstanding..........................................      908,505          908,505
Net asset value per share...................................  $     10.78      $     10.78

Retail B and Class G(3)
Net asset value.............................................  $ 2,882,379      $ 2,882,379
Shares outstanding..........................................      272,769          272,769
Net asset value per share...................................  $     10.57      $     10.57

Trust and Class Z(3)
Net asset value.............................................  $23,494,695      $23,494,695
Shares outstanding..........................................    2,176,545        2,176,545
Net asset value per share...................................  $     10.79      $     10.79

---------------
 + The Strategic Equity Fund will be the accounting survivor for financial statement purposes.

(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of the Strategic Equity Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Strategic Equity Fund on May 31, 2002. As of May 31, 2002, there were no Class T, Class G or Class Z shares of the Liberty Fund outstanding. Retail A Shares, Retail B Shares and Trust Shares of the Strategic Equity Fund will be exchanged for new Class T shares, Class G shares and Class Z shares, respectively, of the Liberty Fund upon consummation of the Acquisition.

(3) Represents capitalization information for Retail A Shares, Retail B Shares and Trust Shares of the Strategic Equity Fund and Class T shares, Class G shares and Class Z shares, respectively, of the Liberty Fund pro forma combined.

  Financial Highlights of the Strategic Equity Fund


     The Strategic Equity Fund will be the accounting survivor for the Liberty Fund for financial statement purposes. The financial highlights tables that follow will help you understand the financial performance for the Strategic Equity Fund for the past five years (or the period since a particular class of shares was first offered). Certain information reflects the performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Strategic Equity Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years or period ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors. The information for the fiscal period ended October 31, 1998 was audited by the Galaxy's former auditors. The information for the six month period ended April 30, 2002 is unaudited.



                          GALAXY STRATEGIC EQUITY FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                RETAIL A SHARES



                                         SIX MONTHS         YEARS ENDED OCTOBER 31,     PERIOD ENDED
                                       ENDED APRIL 30,     --------------------------   OCTOBER 31,
                                            2002            2001       2000     1999      1998(1)
                                       ---------------     ------     ------   ------   ------------
                                         (UNAUDITED)
Net asset value, beginning of
  period.............................      $10.02          $10.46     $ 9.89   $ 9.62      $10.00
                                           ------          ------     ------   ------      ------
Income from investment operations:
  Net investment income (loss)(2)....          --(4,5)       0.03(4)    0.04     0.04(4)        --(5)
Net realized and unrealized gain
  (loss) on investments..............        1.31           (0.11)      1.75     0.27       (0.38)
                                           ------          ------     ------   ------      ------
Total from investment operations.....        1.31           (0.08)      1.79     0.31       (0.38)
                                           ------          ------     ------   ------      ------
Less distributions:
  Dividends from net investment
     income..........................       (0.01)          (0.03)     (0.04)   (0.03)         --
  Distributions from net realized
     capital gains...................       (0.39)          (0.33)     (1.18)   (0.01)         --
                                           ------          ------     ------   ------      ------
Total distributions..................       (0.40)          (0.36)     (1.22)   (0.04)         --
                                           ------          ------     ------   ------      ------
Net increase (decrease) in net asset
  value..............................        0.91           (0.44)      0.57     0.27       (0.38)
                                           ------          ------     ------   ------      ------
Net asset value, end of period.......      $10.93          $10.02     $10.46   $ 9.89      $ 9.62
                                           ======          ======     ======   ======      ======
Total return(3)......................       13.13%(6)       (0.83)%    21.09%    3.25%      (3.75)%(6)
Ratios/supplemental data:
  Net assets, end of period (in
     000s)...........................      $9,680          $8,400     $8,505   $8,229      $4,051
Ratios to average net assets:
  Net investment income (loss)
     including
     reimbursement/waiver............       (0.08)%(7)       0.25%      0.40%    0.41%       0.06%(7)
  Operating expenses including
     reimbursement/waiver............        1.28%(7)        1.24%      1.20%    1.19%       1.40%(7)
  Operating expenses excluding
     reimbursement/waiver............        1.56%(7)        1.50%      1.60%    1.63%       2.41%(7)
Portfolio turnover rate..............          33%(6)          81%        81%      79%         30%(6)


---------------
(1) The Fund commenced operations on March 4, 1998.


(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 was $(0.02)(4), $0.00(4), $0.00, $0.00(4) and $0.00, respectively.


(3) Calculation does not include the effect of any sales charges for Retail A Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(5) Net investment income per share and dividends from net investment income were less than $0.005.

(6) Not Annualized.

(7) Annualized.

                          GALAXY STRATEGIC EQUITY FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                RETAIL B SHARES



                                       SIX MONTHS          YEARS ENDED OCTOBER 31,      PERIOD ENDED
                                     ENDED APRIL 30,      --------------------------    OCTOBER 31,
                                          2002             2001      2000      1999       1998(1)
                                     ---------------      ------    ------    ------    ------------
                                       (UNAUDITED)
Net asset value, beginning of
  period..........................       $ 9.87           $10.37    $ 9.84    $ 9.61       $10.00
                                         ------           ------    ------    ------       ------
Income from investment operations:
  Net investment income
     (loss)(2)....................        (0.05)(4)        (0.06)(4)  (0.04)   (0.02)(4)     (0.02)
Net realized and unrealized gain
  (loss) on investments...........         1.29            (0.11)     1.75      0.26        (0.37)
                                         ------           ------    ------    ------       ------
Total from investment
  operations......................         1.24            (0.17)     1.71      0.24        (0.39)
                                         ------           ------    ------    ------       ------
Less distributions:
  Dividends from net investment
     income.......................           --               --        --(5)     --           --
  Distributions from net realized
     capital gains................        (0.39)           (0.33)    (1.18)    (0.01)          --
                                         ------           ------    ------    ------       ------
Total distributions...............        (0.39)           (0.33)    (1.18)    (0.01)          --
                                         ------           ------    ------    ------       ------
Net increase (decrease) in net
  asset value.....................         0.85            (0.50)     0.53      0.23        (0.39)
                                         ------           ------    ------    ------       ------
Net asset value, end of period....       $10.72           $ 9.87    $10.37    $ 9.84       $ 9.61
                                         ======           ======    ======    ======       ======
Total return(3)...................        12.64%(6)        (1.71)%   20.33%     2.50%       (4.76)%(6)
Ratios/supplemental data:
  Net assets, end of period (in
     000s)........................       $2,904           $2,286    $1,555    $1,348       $  583
Ratios to average net assets:
  Net investment income (loss)
     including reimbursement/
     waiver.......................        (0.86)%(7)       (0.53)%   (0.35)%   (0.24)%      (0.55)%(7)
  Operating expenses including
     reimbursement/waiver.........         2.06%(7)         2.02%     1.95%     1.84%        2.01%(7)
  Operating expenses excluding
     reimbursement/waiver.........         2.30%(7)         2.26%     2.35%     2.40%        3.05%(7)
Portfolio turnover rate...........           33%(6)           81%       81%       79%          30%(6)


---------------
(1) The Fund commenced operations on March 4, 1998.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Adviser and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 was $(0.06)(4), $(0.06)(4), $(0.08), $(0.08)(4) and $(0.06), respectively.

(3) Calculation does not include the effect of any sales charges for Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(5) Net investment income per share and dividends from net investment income are less than $0.005.

(6) Not Annualized.

(7) Annualized.

                          GALAXY STRATEGIC EQUITY FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                  TRUST SHARES



                                     SIX MONTHS           YEARS ENDED OCTOBER 31,       PERIOD ENDED
                                   ENDED APRIL 30,     ------------------------------   OCTOBER 31,
                                        2002             2001        2000      1999       1998(1)
                                   ---------------     --------     -------   -------   ------------
                                     (UNAUDITED)
Net asset value, beginning of
  period.........................      $ 10.03         $  10.48     $  9.90   $  9.63   $      10.00
                                       -------         --------     -------   -------   ------------
Income from investment
  operations:
  Net investment income
     (loss)(2)...................         0.02(3)          0.08(3)     0.08      0.09(3)         0.01
  Net realized and unrealized
     gain (loss) on
     investments.................         1.31            (0.12)       1.76      0.27          (0.37)
                                       -------         --------     -------   -------   ------------
Total from investment
  operations.....................         1.33            (0.04)       1.84      0.36          (0.36)
                                       -------         --------     -------   -------   ------------
Less distributions:
  Dividends from net investment
     income......................        (0.03)           (0.08)      (0.08)    (0.08)         (0.01)
  Distributions from net realized
     capital gains...............        (0.39)           (0.33)      (1.18)    (0.01)            --
                                       -------         --------     -------   -------   ------------
Total distributions..............        (0.42)           (0.41)      (1.26)    (0.09)         (0.01)
                                       -------         --------     -------   -------   ------------
Net increase (decrease) in net
  asset value....................         0.91            (0.45)       0.58      0.27          (0.37)
                                       -------         --------     -------   -------   ------------
Net asset value, end of period...      $ 10.94         $  10.03     $ 10.48   $  9.90   $       9.63
                                       =======         ========     =======   =======   ============
Total return.....................        13.38%(4)        (0.43)%     21.69%     3.64%         (3.62)%(4)
Ratios/supplemental data:
  Net assets, end of period (in
     000s).......................      $23,942         $102,909     $93,558   $71,063   $     63,061
Ratios to average net assets:
  Net investment income (loss)
     including reimbursement/
     waiver......................         0.43%(5)         0.74%       0.83%     0.80%          0.19%(5)
  Operating expenses including
     reimbursement/waiver........         0.77%(5)         0.75%       0.78%     0.80%          1.27%(5)
  Operating expenses excluding
     reimbursement/waiver........         0.99%(5)         0.96%       0.98%     1.00%          1.47%(5)
Portfolio turnover rate..........           33%(4)           81%         81%       79%            30%(4)


---------------
(1) The Fund commenced operations on March 4, 1998.


(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Adviser and /or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2002 (unaudited), the years ended October 31, 2001, 2000 and 1999 and the period ended October 31, 1998 was 0.01(3), $(0.08)(3), $0.06, $0.06(3) and $0.00, respectively.


(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(4) Not Annualized.

(5) Annualized.

  Federal Income Tax Consequences

     Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Liberty Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of either Acquisition;

     - under Section 358 of the Code, the tax basis of the Liberty Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Equity Income Fund or Strategic Equity Fund shares exchanged therefor, as applicable;

     - under Section 1223(1) of the Code, your holding period for the Liberty Fund shares you receive will include the holding period for your Equity Income Fund or Strategic Equity Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Fund as a result of the relevant Acquisition;

     - under Section 362(b) of the Code, the Liberty Fund's tax basis in the assets that the Liberty Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Liberty Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.


     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of Galaxy and Liberty-Stein Roe. No opinion or confirmation letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.


     Prior to the closing of each Acquisition, the relevant Acquired Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

     A substantial portion of the portfolio assets of the Equity Income Fund may be sold in connection with the Acquisitions. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Equity Income Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the Equity Income Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.


     The Liberty Fund's ability to carry forward the realized capital losses of an Acquired Fund and use them to offset its future gains may be limited. First, one Fund's capital losses cannot be used to offset non de-minimis net pre-Acquisition "built-in" gains of any other Fund. Second, a portion of an Acquired Fund's capital losses may become unavailable for use by the Liberty Fund to offset any gains at all. Third, capital losses that do remain available to the Liberty Fund will offset capital gains realized after the Acquisitions and thus will reduce distributions to a broader group of shareholders than would have been the case absent such Acquisitions. Therefore, in certain circumstances, former shareholders of an Acquired Fund may pay more taxes, or pay taxes sooner, than they would had the Acquisitions not occurred.



     As of May 31, 2002, the Strategic Equity Fund had no realized capital losses, and had de minimis "built-in" gains; the Equity Income Fund had approximately $3 million in realized capital losses, including current-year losses and net of current-year gains, and had de minimis "built-in" gains.

     If the Acquisitions had occurred on May 31, 2002, there would have been no material limitation on the use of losses by the Liberty Fund.


     This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

  Performance Information


     The charts below show the percentage gain or loss for Trust Shares of the Equity Income Fund in each of the last ten calendar years and for Trust Shares of the Strategic Equity Fund in each calendar year since it commenced operations. They should give you a general idea of how each Acquired Fund's returns have varied from year to year. The charts include the effects of expenses for Trust Shares. Returns for Retail A Shares and Retail B Shares were lower than the returns shown because they have higher expenses than Trust Shares. In addition, returns for Retail A Shares and Retail B Shares would be even lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


     Additional discussion of the manner of calculation of total return is contained in each Acquired Fund's Prospectus and Statement of Additional Information.

                               EQUITY INCOME FUND
                                  TRUST SHARES
[BAR CHART]

                                                                    EQUITY INCOME FUND TRUST SHARES
                                                                    -------------------------------
1992                                                                              7.43
1993                                                                              8.05
1994                                                                              0.88
1995                                                                             33.73
1996                                                                             17.06
1997                                                                             26.01
1998                                                                             16.10
1999                                                                              4.84
2000                                                                              6.42
2001                                                                             -7.63


The Fund's year-to-date total return through           For period shown in bar chart:
June 30, 2002, was -11.02%.                            Best quarter: 2nd quarter 1997, +13.37%
                                                       Worst quarter: 3rd quarter 1998, -8.31%

                             STRATEGIC EQUITY FUND
                                  TRUST SHARES
[BAR CHART]

                                                                  STRATEGIC EQUITY FUND TRUST SHARES
                                                                  ----------------------------------
1999                                                                              0.42
2000                                                                             22.74
2001                                                                              8.63


The Fund's year-to-date total return through           For period shown in bar chart:
  June 30, 2002, was -10.03%.                          Best quarter: 2nd quarter 1999, +11.69%
                                                       Worst quarter: 3rd quarter 2001, -14.44%



     The following tables list the average annual total returns for Retail A, Retail B and Trust Shares of the Equity Income Fund and Strategic Equity Fund for the one-year, five-year, ten-year and life-of-the-fund periods, as applicable, ended December 31, 2001 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Acquired Funds. At the bottom of each table, you can compare each Acquired Fund's performance with a broad-based market index.


     After-tax returns are shown for Trust Shares only. After-tax returns for Retail A Shares and Retail B Shares will differ. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

EQUITY INCOME FUND(1)

                                               INCEPTION                                 LIFE OF THE
                                                 DATE      1 YEAR   5 YEARS   10 YEARS      FUND
Trust Shares (%)                                12/14/90
  Return Before Taxes                                       -7.63     8.56     10.70        11.65
  Return After Taxes on Distributions                       -8.98     5.57      8.19         9.20
  Return After Taxes on Distributions
     and Sale of Fund Shares                                -3.92     6.54      8.28         9.16
----------------------------------------------------------------------------------------------------
Retail A Shares (%)(2)                          12/14/90
  Return Before Taxes                                      -13.34     6.84      9.69        10.73
----------------------------------------------------------------------------------------------------
Retail B Shares (%)(3)                          11/01/98
  Return Before Taxes                                      -13.12      N/A       N/A         1.03
----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                    N/A
(reflects no deduction for fees,
  expenses or taxes)                                                                        14.58(4)
                                                           -11.88    10.70     12.93         2.68(5)

---------------
(1) The Equity Income Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 Index is heavily weighted with the stocks of large companies. Unlike the Equity Income Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. Securities in the Equity Income Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(2) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001.

(4) Index performance information is from November 30, 1990 to December 31,
    2001.

(5) Index performance information is from October 31, 1998 to December 31, 2001.

STRATEGIC EQUITY FUND(1)

                                                              INCEPTION              LIFE OF THE
                                                                DATE       1 YEAR       FUND
Trust Shares (%)                                              03/04/98
  Return Before Taxes                                                        8.63       8.79
  Return After Taxes on Distributions                                        7.47       6.69
  Return After Taxes on Distributions and Sale of Fund
     Shares                                                                  5.81       6.12
------------------------------------------------------------------------------------------------
Retail A Shares (%)(2)                                        03/04/98
  Return Before Taxes                                                        1.83       6.61
------------------------------------------------------------------------------------------------
Retail B Shares (%)(3)                                        03/04/98
  Return Before Taxes                                                        2.08       6.77
------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                                  N/A
(reflects no deduction for fees, expenses or taxes)                        -11.88       3.72(4)

---------------
(1) The Strategic Equity Fund's returns are compared to the S&P 500 Index, an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 Index is heavily weighted with the stocks of large companies. Unlike the Strategic Equity Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. Securities in the Strategic Equity Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(2) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001.

(4) Index performance information is from February 28, 1998 to December 31,
    2001.

THE GALAXY TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


     Approval of the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy on behalf of the Equity Income Fund and Strategic Equity Fund, Liberty-Stein Roe on behalf of the Liberty Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of each of the Equity Income Fund and Strategic Equity Fund, voting separately with respect to the Acquisition of each such Fund. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of an Acquired Fund means more than 50% of the outstanding shares of the Acquired Fund. A vote of the shareholders of the Liberty Fund is not needed to approve the Acquisitions.


                                    GENERAL

VOTING INFORMATION


     The Galaxy Trustees are soliciting proxies from the shareholders of the Equity Income Fund and Strategic Equity Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on October 18, 2002, at Galaxy's offices, One Financial Center, Boston, Massachusetts 02111-2621. The Meeting notice, this Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about August 26, 2002.

  Information About Proxies and the Conduct of the Meeting


     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Galaxy or by employees or agents of its service contractors. In addition, PROXY ADVANTAGE, a division of PFPC Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of $20,513 and $2,369 for the Equity Income Fund and Strategic Equity Fund, respectively, which will be paid by Columbia as noted below.


     Voting Process.

     You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy insert for instructions); or

     (c) In person at the Meeting.

     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. For each full share of your Acquired Fund that you hold, you are entitled to one vote and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.


     Costs. Except for fees for registering and qualifying shares to be issued in the Acquisitions which will be borne by the Liberty Fund, the estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisitions will be borne by Columbia.


     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Galaxy, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.


     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund at the Meeting. A quorum is constituted with respect to an Acquired Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.



     Adviser and Underwriter. The address of each Fund's investment adviser is Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02110. FIA was established in 1984. FIA also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of June 30, 2002, FIA managed over $89 billion in assets. During the fiscal year ended October 31, 2001, the Equity Income Fund and Strategic Equity Fund paid FIA advisory fees at an annual rate of 0.75% and 0.55%, respectively, as a percentage of each Acquired Fund's average net assets.


     FIA is part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston and includes several other separate legal entities. The legal entities comprising Columbia are managed by a single management team. These entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds.

     The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

     Other Service Providers for the Liberty Fund and the Acquired Funds. In some cases, the Liberty Fund and the Acquired Funds have different service providers. Upon completion of the Acquisitions, the Liberty Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Liberty Fund and the Acquired Funds.


                                          LIBERTY FUND                       ACQUIRED FUNDS
                                 -------------------------------  ------------------------------------
Administrator..................  Stein Roe & Farnham              Fleet Investment Advisors Inc.
                                 Incorporated                     100 Federal Street
                                 One South Wacker Drive           Boston, MA 02110
                                 Chicago, IL 60606

Fund Accountant................  Stein Roe & Farnham              Colonial Management Associates, Inc.
                                 Incorporated                     One Financial Center
                                 One South Wacker Drive           Boston, MA 02111
                                 Chicago, IL 60606

Sub-Administrator/
  Sub-Fund Accountant..........  None                             PFPC Inc.
                                                                  4400 Computer Drive
                                                                  Westborough, MA 01581-5108

Transfer Agent.................  Liberty Funds Services, Inc.     Liberty Funds Services, Inc.
                                 P.O. Box 8081                    P.O. Box 8081
                                 Boston, MA 02266-8081            Boston, MA 02266-8081

Custodian......................  State Street Bank & Trust        JPMorgan Chase Bank
                                 Company                          270 Park Avenue
                                 225 Franklin Street              New York, NY 10017-2070
                                 Boston, MA 02101

Independent Auditors...........  PricewaterhouseCoopers LLP       Ernst & Young LLP
                                 160 Federal Street               200 Clarendon Street
                                 Boston, MA 02110-2624            Boston, MA 02116



     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of August 2, 2002, for each class of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Acquired Fund, and contains information about the executive officers and Trustees of Galaxy and their shareholdings in the Acquired Funds and in Galaxy and about the executive offices and Trustees of Liberty-Stein Roe and their shareholdings in Liberty-Stein Roe.



     Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Acquired Fund, or if either Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies (the "Designees"), or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.



     At the record date for the Meeting, affiliates of Columbia owned of record with discretion to vote approximately 36% and 61% of the outstanding shares of the Equity Income Fund and Strategic Equity Fund, respectively, as trustee or agent for their respective customers. The agreements with these affiliates of Columbia governing the accounts of beneficial owners of shares of the Acquired Funds generally provide the affiliates with the discretion to vote all shares held by them of record. The affiliates of Columbia have informed Galaxy that they may vote such shares themselves in their capacity as fiduciaries and that they have engaged an independent third party to evaluate the Proposal and make a recommendation as to how to vote the shares.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Galaxy has previously received written contrary instructions from the shareholder entitled to vote the shares.


     Shareholder Proposals at Future Meetings. Neither Galaxy nor Liberty-Stein Roe holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any fund or either Galaxy or Liberty-Stein Roe must be received by the relevant fund in writing a reasonable time before Galaxy or Liberty-Stein Roe, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant fund, care of, as applicable, The Galaxy Fund, Attention:
Secretary, or Liberty-Stein Roe Funds Investment Trust, Attention: Secretary, in each case at One Financial Center, Boston, Massachusetts 02111-2621.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 19, 2002, is by and among The Galaxy Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 31, 1986, as amended, on behalf of each of the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund (each, an "Acquired Fund,"), separate series of the Trust, Liberty-Stein Roe Funds Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 14, 1985, as amended, on behalf of the Liberty Strategic Equity Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The parties hereto agree that the reorganization described in this Agreement (the "Reorganization") shall be effected separately with respect to each Acquired Fund, and that each Acquired Fund shall be subject separately to the terms and conditions of this Agreement, and that completion of the Reorganization if approved by the shareholders of one Acquired Fund shall not be conditioned upon approval or completion of the Reorganization with respect to the other Acquired Fund.

     If the Reorganization is approved by the Retail A, Retail B and Trust shareholders of an Acquired Fund voting together as a single class, the Reorganization will consist of the transfer of all of the assets of such Acquired Fund in exchange for Class T, Class G and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of such Acquired Fund (other than certain expenses of the Reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUNDS.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of each Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of each Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of each Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the Reorganization contemplated hereby to be paid by Columbia pursuant to paragraph
             9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to each Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of each Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of each Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by each Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of each Acquired Fund on the Closing
       Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its Retail A, Retail B and Trust shareholders of record ("Acquired Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by each Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to holders of Retail A, Retail B and Trust shares of each Acquired Fund shall consist of Class T, Class G and Class Z shares, respectively, of the Acquiring Fund.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by an Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.


     3.1 The Closing Date shall be on November 15, 2002, for the Galaxy Strategic Equity Fund, and November 22, 2002, for the Galaxy Equity Income Fund, or on such other dates as the parties may agree in writing. Each Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree. The terms Closing Date and Closing as used in this Agreement shall refer to the Closing Date and Closing for the applicable Acquired Fund as described in this paragraph 3.1.

     3.2 The portfolio securities of an Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of an Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Liberty Strategic Equity Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, each Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of an Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to each Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to such Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to an Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of each Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and each Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which either Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to either Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from either Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against either Acquired Fund, any of their properties or assets, or any person whom an Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Neither Acquired Fund knows of any facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended October 31, 2001, of each Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of each Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and neither Acquired Fund has any known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2002;



        (g) Since April 30, 2002, there has not been any material adverse change in either Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by either Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;


        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of each Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, each Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor either Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. Each Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of each Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, with a par value of $.001 per share, of multiple series and classes. All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Retail B Shares which convert to Retail A Shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Funds are outstanding and none will be outstanding on the Closing Date;

        (k) Each Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of each Acquired Fund, this Agreement will constitute the valid and binding obligation of each Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to an Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by each Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by either Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of each Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean each Acquired Fund's investments shown on the schedule of its investments as of April 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;



        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and



        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.


     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to each Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement;

        (g) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (h) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class T shares, Class G shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares and Class G shares which convert to Class A shares and Class T shares, respectively, after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

        (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (j) The Acquisition Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class T, Class G and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (k) The information provided by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of each Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and each Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with an Acquired Fund shareholders' meeting referred to in paragraph 5.2, each Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the

         Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise each Acquired Fund promptly if at any time prior to the Closing Date the assets of an Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, each Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

     The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Funds, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class T shares, Class G shares and Class Z shares of beneficial interest in the Acquiring Fund (except that shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations), and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:


     7.1 The Trust, on behalf of each Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Funds have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date.

     7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of each Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of each Acquired Fund enforceable against each Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) Each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and each Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or an Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or an Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or either Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Except as previously disclosed, pursuant to subparagraph 4.1(e) above, such counsel does not know of any legal or governmental proceedings relating to the Trust or either Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or either Acquired Fund or any of its properties or assets and neither the Trust nor either Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, each Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of an Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date.

     7.4 Each Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of each Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of each Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of each Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the relevant Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Funds.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of an Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of an Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by an Acquired Fund of such Acquisition Shares to the shareholders of an Acquired Fund in exchange for their shares of an Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by an Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of an Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of an Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of an Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of such Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of an Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by such Acquired Fund;

        (f) The shareholders of an Acquired Fund, will recognize no gain or loss upon the exchange of all of their shares of such Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of an Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of such Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of an Acquired Fund will include the period during which the shares of such Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of an Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund and the Acquiring Fund.


9. BROKERAGE FEES AND EXPENSES.


     9.1 The Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of an Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund (other than fees paid to governmental authorities for the registration and qualification of the Acquisition Shares), one hundred percent (100%) of such expenses shall be borne by Columbia.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


        (c) If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.


     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Funds and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Funds pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Funds under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, or to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of an Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                              [Signatures omitted]



                                          THE GALAXY FUND


                                          on behalf of each of the Galaxy Equity


                                          Income Fund and Galaxy Strategic
                                          Equity Fund



                                          By:

                                            ------------------------------------


                                          Name:

                                              ----------------------------------


                                          Title:

                                             -----------------------------------


ATTEST:


---------------------------------------------------------


Name:

      -------------------------------------------------------


Title:

     -------------------------------------------------------


                                          LIBERTY-STEIN ROE FUNDS


                                          INVESTMENT TRUST


                                          on behalf of the Liberty Strategic
                                          Equity Fund



                                          By:

                                            ------------------------------------


                                          Name:

                                              ----------------------------------


                                          Title:

                                             -----------------------------------


ATTEST:


---------------------------------------------------------


Name:

      -------------------------------------------------------


Title:

     -------------------------------------------------------

                                          Solely for purposes of Paragraph 9.2


                                          of the Agreement



                                          COLUMBIA MANAGEMENT GROUP, INC.



                                          By:

                                            ------------------------------------


                                          Name:

                                              ----------------------------------


                                          Title:

                                             -----------------------------------


ATTEST:


---------------------------------------------------------


Name:

      -------------------------------------------------------


Title:

     -------------------------------------------------------

                                                                      APPENDIX B



                                FUND INFORMATION



SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE EQUITY INCOME FUND AND THE STRATEGIC EQUITY FUND



     Only the shareholders of record of each Acquired Fund at the close of business on August 2, 2002, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of each Acquired Fund was as follows:



                                                        NUMBER OF SHARES
                                                        OUTSTANDING AND
FUND                                         CLASS      ENTITLED TO VOTE
----                                         -----      ----------------
Equity Income Fund........................  Retail A     10,440,325.939
                                            Retail B      1,059,393.567
                                            Trust         7,949,710.557
                                                         --------------
                                            Total        19,449,430.063

Strategic Equity Fund.....................  Retail A        841,538.767
                                            Retail B        262,968.895
                                            Trust         2,121,315.194
                                                         --------------
                                            Total         3,225,822.856



OWNERSHIP OF SHARES



     As of August 2, 2002, Liberty-Stein Roe believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of Liberty-Stein Roe as a whole. As of August 2, 2002, Galaxy believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of each Acquired Fund and of Galaxy as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Acquired Fund:



                                                          NUMBER OF     PERCENTAGE OF
                                                         OUTSTANDING     OUTSTANDING
                                                          SHARES OF       SHARES OF     PERCENTAGE OF
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER   CLASS OWNED     CLASS OWNED     FUND OWNED
--------------         -------------------------------  -------------   -------------   -------------
EQUITY INCOME FUND
Trust................  Gales & Co.                      4,472,820.883       56.26%         23.00%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

                       Gales & Co.                      2,005,048.734       25.22%         10.31%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

                       Gales & Co.                      1,024,650.227       12.89%          5.27%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

                                                          NUMBER OF     PERCENTAGE OF
                                                         OUTSTANDING     OUTSTANDING
                                                          SHARES OF       SHARES OF     PERCENTAGE OF
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER   CLASS OWNED     CLASS OWNED     FUND OWNED
--------------         -------------------------------  -------------   -------------   -------------
STRATEGIC EQUITY FUND
Trust................  Gales & Co.                      1,150,809.967       54.25%         35.67%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001
                       Gales & Co.                        519,480.484       24.49%         16.10%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001
                       Gales & Co.                        367,269.613       17.31%         11.39%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001



OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITIONS



     The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Acquired Fund as of August 2, 2002 would own the percentages of the Liberty Fund noted below upon consummation of the Acquisitions. The percentages presented below assume that the Acquisitions of both Acquired Funds are consummated. The percentages for each scenario where one Acquisition is consummated but not the other would be the same as the percentages presented under "Ownership of Shares" above for the Acquired Fund whose Acquisition is consummated.



                                                           PERCENTAGE OF
                                                         OUTSTANDING SHARES     PERCENTAGE OF
                                                           OF CLASS OWNED        FUND OWNED
                                                         UPON CONSUMMATION    UPON CONSUMMATION
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER    OF ACQUISITIONS      OF ACQUISITIONS
--------------         -------------------------------   ------------------   -----------------
EQUITY INCOME FUND
Trust................  Gales & Co.                             45.95%               37.98%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001
                       Gales & Co.                             20.59%               14.78%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001
                       Gales & Co.                             10.53%                7.56%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

                                                           PERCENTAGE OF
                                                         OUTSTANDING SHARES     PERCENTAGE OF
                                                           OF CLASS OWNED        FUND OWNED
                                                         UPON CONSUMMATION    UPON CONSUMMATION
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER    OF ACQUISITIONS      OF ACQUISITIONS
--------------         -------------------------------   ------------------   -----------------
STRATEGIC EQUITY FUND
Trust................  Gales & Co.                              9.94%                4.37%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001
                       Gales & Co.                              4.49%                1.98%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001
                       Gales & Co.                              3.18%                1.40%
                       Fleet Investment Services
                       Mutual Funds Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

                                                                      APPENDIX C


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                      FOR THE GALAXY STRATEGIC EQUITY FUND

     As noted in the Prospectus/Proxy, the Liberty Fund will have the same investment goals and strategies as the Galaxy Strategic Equity Fund. The following is management's discussion of fund performance which was contained in the Strategic Equity Fund's most recent annual report.


Scott Davis has managed the Galaxy Strategic Equity Fund since November of 2001. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1985.


GALAXY STRATEGIC EQUITY FUND

By Scott Davis
Portfolio Manager

     Over the 12 months ended October 31, 2001, the value discipline we use in choosing stocks for the Galaxy Strategic Equity Fund has preserved capital in a difficult market environment. While recognizing the significant near-term uncertainty facing investors -- which increased after the terrorist attacks of September 11 and dashed hope of an economic recovery by the end of 2001 -- we remained confident in the resilience of the financial markets and the economy. We thus took advantage of the many investment opportunities that arose during the reporting period. As a result, the Fund performed well against its market benchmarks.


     For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -0.43%. For the same period, Retail A Shares of the Fund had a total return of -0.83% before deducting the maximum 5.75% front-end sales charge and its Retail B Shares had a total return of -1.71% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts below for total returns after deducting the front-end sales charge and for total returns after deducting the contingent deferred sales charge.)


     Over the same time, the multi-cap value funds tracked by Lipper had an average total return of -9.48% and the S&P(R) 500 Index had a total return of -24.89%.

OPPORTUNITY IN MARKET FLUCTUATIONS

     As investors refocused their attention on company valuations and other investment basics in the first half of the reporting period, Fund returns benefited from our ongoing concentration in stocks with sound fundamentals and the potential for above-average performance. Of particular benefit was an emphasis on reasonably valued mid-cap stocks at a time when investors were diversifying their holdings away from a narrow group of highly priced large-cap stocks. An overweighting in consumer cyclical stocks further enhanced returns as aggressive cuts in interest rates by the Fed raised hope for a quick economic recovery. During this time, we took advantage of attractive prices that became available in top-tier firms and the technology sector.

     We reduced investments in retail firms during the summer of 2001, feeling that valuations had fully discounted the continued strength in consumer spending as growth slowed. After the terrorist attacks of September 11 caused significant price declines in certain sectors, we took advantage of relative value discrepancies that arose and moved from a defensive to an offensive investment strategy. With the proceeds from sales of consumer staples stocks, we increased investments in the insurance sector. We believe insurance stocks should perform well in months to come, as the catastrophic losses at the World Trade Center have increased the demand for commercial insurance and reinsurance and improved insurance pricing. We also added investments in technology firms when panic selling improved company valuations, as well as health care stocks, which offer both reasonable valuations and the potential for steady earnings growth. Although additions of energy stocks hindered performance through September, we believe that current valuations discount the recent drop in energy prices. We expect the sector to provide useful leverage in an economic recovery.

POSITIONED FOR A REBOUND

     Of the eight recessions since 1949, none has lasted more than three calendar quarters and most have lasted two calendar quarters. With one exception, stock prices (represented by the S&P(R) 500 Index) have improved by 14% or more 12 months after the quarter in which these recessions began. Given this record, we believe investors are wise to focus on valuation, normalized earnings power, and longer-term fundamentals rather than near-term market fluctuations. Aggressive action by the Fed, combined with attractive equity valuations, indicate good return potential following the current economic downturn. By continuing to make the most of investment opportunities that near-term price volatility may bring, we believe the Fund is well positioned to capture good relative returns.

                          GALAXY STRATEGIC EQUITY FUND

Distribution of Total Net Assets as of October 31, 2001
[PIE CHART]

Basic Materials                                                                    3
Technology                                                                        16
Industrial                                                                         7
Finance                                                                           15
Communications                                                                     9
Consumer Staples                                                                  14
Other Common Stock, Repurchase Agreement and Net Other                            11
  Assets and Liabilities
Energy                                                                            13
Consumer Cyclical                                                                 12

                          GALAXY STRATEGIC EQUITY FUND

Growth of $10,000 Investment*
[MOUNTAIN GRAPH]

                                         S&P (R) 500 INDEX         TRUST SHARES         RETAIL A SHARES        RETAIL B SHARES
                                         -----------------         ------------         ---------------        ---------------
3/4/98                                         10000                  10000                   9425                  10000
4/30/98                                        10619                  10201                   9585                   9701
10/31/98                                       10577                   9667                   9071                   9157
4/30/99                                        12937                  11422                  10699                  10926
10/31/99                                       13291                  10019                   9366                   9486
4/30/2000                                      14245                  11305                  10548                  10709
10/31/2000                                     14099                  12192                  11341                  11489
10/31/2001                                     10590                  12139                  11247                  11290

---------------
* Since inception on 3/4/98 for Trust, Retail A and Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 5.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 4.00% contingent deferred sales charge (applicable to shares purchased on or after January 1, 2001 and redeemed during the fourth year after purchase) as if shares were redeemed on October 31, 2001. Performance figures for Retail B Shares purchased prior to January 1, 2001 may be different than those shown. See
  "Performance-At-A-Glance -- Average Annual Total Returns -- Retail B Shares" on page 6. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The S&P(R) 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES

As of October 31, 2001

                                                               1 YEAR   LIFE OF FUND
                                                               ------   ------------
Strategic Equity Fund (inception date 3/4/98)...............   -0.43%       5.44%

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*

As of October 31, 2001

                                                              1 YEAR   LIFE OF FUND
                                                              ------   ------------
Strategic Equity Fund (inception date 3/4/98)...............  -6.55%       3.26%

---------------
* Return figures have been restated to include the effect of the maximum 5.75% front-end sales charge which became effective on January 1, 2001.


AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**


As of October 31, 2001

                          1 YEAR RETURNS        1 YEAR RETURNS      LIFE OF FUND RETURNS    LIFE OF FUND RETURNS
                         BEFORE CONTINGENT     AFTER CONTINGENT       BEFORE CONTINGENT       AFTER CONTINGENT
                          DEFERRED SALES        DEFERRED SALES         DEFERRED SALES          DEFERRED SALES
                          CHARGE DEDUCTED      CHARGE DEDUCTED*        CHARGE DEDUCTED        CHARGE DEDUCTED*
                         -----------------   --------------------   ---------------------   ---------------------
Strategic Equity Fund
  (inception date
  3/4/98)..............        -1.71%               -6.46%                  4.35%                   3.37%

---------------
 * As if shares were redeemed at end of period.

** Return figures after deduction of contingent deferred sales charges for the periods prior to January 1, 2001 have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase. Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year of purchase, decreasing to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and
   (ii) automatically convert to Retail A Shares after six years. The average annual total returns for Retail B Shares purchased prior to January 1, 2001 may be different than those shown above.

     Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

                                                                      APPENDIX D


                 INFORMATION APPLICABLE TO CLASS Z, CLASS T AND
           CLASS G SHARES OF THE LIBERTY FUND AND TRUST, RETAIL A AND
                      RETAIL B SHARES OF THE GALAXY FUNDS

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE LIBERTY FUND AND THE GALAXY FUNDS.


     CLASS Z SHARES AND TRUST SHARES. There are no distribution and service (12b-1) fees on Class Z shares of the Liberty Fund or Trust Shares of the Galaxy Funds. Although Galaxy has adopted a Shareholder Services Plan with respect to Trust Shares of each Galaxy Fund, Galaxy has not entered into any servicing agreements under the Shareholder Services Plan for Trust Shares. The Liberty Fund has not adopted a shareholder services plan with respect to Class Z shares.


     CLASS T SHARES AND RETAIL A SHARES. The Liberty Fund and each Galaxy Fund have adopted a Shareholder Services Plan (each a "Services Plan") with respect to Class T shares and Retail A Shares, respectively. Under the respective Services Plans, Class T shares of the Liberty Fund and Retail A Shares of the Galaxy Funds can pay fees for shareholder liaison and/or administrative support services. The fees payable under each Services Plan for such shareholder liaison and/or administrative support services, and the amount of such fees which the Liberty Fund and the Galaxy Funds expect to pay during the current fiscal year, are the same.

     CLASS G SHARES AND RETAIL B SHARES. The Liberty Fund and each Galaxy Fund have adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (each a "12b-1 Plan") with respect to Class G shares and Retail B Shares, respectively. Under the respective 12b-1 Plans, the Liberty Fund or a Galaxy Fund may pay (a) its distributor or another person for expenses and activities intended to result in the sale of Class G shares or Retail B Shares,
(b) institutions for shareholder liaison services, and (c) institutions for administrative support services. The fees payable under each 12b-1 Plan for such distribution expenses and shareholder liaison and/or administrative support services, and the amount of such fees which the Liberty Fund and the Galaxy Funds intend to pay during the current fiscal year, are the same.

     SHAREHOLDER TRANSACTIONS AND SERVICES OF THE LIBERTY FUND AND THE GALAXY FUNDS. This section describes the shareholder transactions and services of the Liberty Fund and the Galaxy Funds.

A. SALES CHARGES, REDUCTION OF SALES CHARGES AND EXEMPTIONS

     CLASS Z SHARES AND TRUST SHARES. Class Z shares of the Liberty Fund and Trust Shares of the Galaxy Funds are offered at net asset value with no front-end or contingent deferred sales charges.


     CLASS T SHARES AND RETAIL A SHARES. Purchases of Class T shares of the Liberty Fund and Retail A Shares of the Galaxy Funds are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment and the current value of your account. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class T shares and Retail A Shares. Class T shares of the Liberty Fund and Retail A Shares of the Galaxy Funds are subject to the same sales charge schedule, except that for shares purchased without a front-end sales charge, a contingent deferred sales charge (CDSC) of 1% applies to redemptions within one year of purchase for Retail A Shares of the Galaxy Funds compared to 18 months for Class T shares of the Liberty Fund.



     In addition, the sales charge on purchases of Class T shares of the Liberty Fund and Retail A Shares of the Galaxy Funds is waived for certain categories of investors or transactions. The sales charges on Class T shares are waived for
(i) any Galaxy shareholder who purchased Retail A Shares without a sales charge and continues to hold the shares; (ii) any Galaxy shareholder prior to December 1, 1995; and (iii) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy. The sales charges on Retail A

Shares are waived for: (i) any shareholder buying shares with money from another Galaxy Fund on which the shareholder has already paid a sales charge (within 90 days of redemption); (ii) an investment professional who places trades for clients and charges a fee; (iii) an investor who buys shares through an all-inclusive fee program (wrap programs) offered by a financial institution;
(iv) any Galaxy shareholder prior to December 1, 1995; and (v) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy.


     CLASS G SHARES AND RETAIL B SHARES. The offering price for Class G Shares of the Liberty Fund and Retail B Shares of the Galaxy Funds is net asset value. Class G shares and Retail B Shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC. The CDSC gradually declines each year and eventually disappears over time. The Liberty Fund's or the Galaxy Funds' distributor pays your financial advisor firm an up-front commission on sales of Class G shares or Retail B Shares, as applicable. Class G shares of the Liberty Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds purchased prior to January 1, 2001 will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased prior to January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds purchased on or after January 1, 2001 and Class G shares of the Liberty Fund issued after the Acquisitions will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased on or after January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds issued in connection with the reorganization of The Pillar Funds into Galaxy ("Pillar Reorganization") will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares issued in the Pillar Reorganization, except that Class G shares will convert to Class T shares.

B. PURCHASE PROCEDURES


     The purchase procedures, including the minimum investment requirements, for Class T shares and Class G shares of the Liberty Fund and Retail A Shares and Retail B Shares of the Galaxy Funds are the same. The following chart compares the purchase procedures, including the minimum investment requirements, for Class Z shares of the Liberty Fund (as of the proposed Acquisitions) with those for Trust Shares:



                                        LIBERTY FUND:                      GALAXY FUNDS:
                                       CLASS Z SHARES                      TRUST SHARES
                              ---------------------------------  ---------------------------------
Minimum Initial
Investment..................  (1) $1,000 for (a) any             None, but financial institutions
                              shareholder (as well as any        and employer-sponsored defined
                              family member or person listed on  contribution plans may have
                              an account registration for any    minimum investment requirements.
                              account of the shareholder) of a
                              fund distributed by Liberty Funds
                              Distributor, Inc. ("LFD") who (i)
                              holds Class Z shares, or (ii)
                              holds Class A shares that were
                              exchanged for Class Z shares; (b)
                              any trustee or director (or
                              family member) of any fund
                              distributed by LFD; or (c) any
                              employee (or family member) of
                              FleetBoston Financial Corporation
                              or its subsidiaries; (2) $100,000
                              for (a) clients of broker-dealers
                              or registered investment advisors
                              that both recommend the purchase
                              of fund shares and charge clients
                              an asset-based fee; and (b) any
                              insurance company, trust company,
                              bank,

                                        LIBERTY FUND:                      GALAXY FUNDS:
                                       CLASS Z SHARES                      TRUST SHARES
                              ---------------------------------  ---------------------------------
                              endowment, investment company or
                              foundation purchasing shares for
                              its own account; and (3) no
                              minimum initial investment for
                              (a) any client of Fleet National
                              Bank ("Fleet") or a subsidiary
                              for shares purchased through an
                              asset management, trust,
                              retirement plan administration,
                              private client or similar
                              arrangement with Fleet or the
                              subsidiary; (b) a retirement plan
                              (or the custodian for such a
                              plan) with aggregate plan assets
                              of at least $5 million at the
                              time of purchase and which
                              purchases shares directly from
                              LFD or through a third party
                              broker-dealer; or (c) any person
                              investing all or part of the
                              proceeds of a distribution,
                              rollover or transfer of assets
                              into a Liberty Individual
                              Retirement Account, from any
                              deferred compensation plan which
                              was a shareholder of any of the
                              funds of Liberty Acorn Trust on
                              September 29, 2000, in which the
                              investor was a participant and
                              through which the investor
                              invested in one or more of the
                              funds of Liberty Acorn Trust
                              immediately prior to the
                              distribution, transfer or
                              rollover.

Minimum Subsequent
Investments.................  None                               None

Purchase Methods............  Through a financial advisor or     Through a bank or trust
                              directly through the Liberty       institution at which you maintain
                              Fund's distributor by mail; by     a qualified account or through
                              telephone; or by wire.             your employer-sponsored defined
                                                                 contribution plan.

C. REDEMPTION PROCEDURES


     The redemption procedures for Class T shares and Class G shares of the Liberty Fund and Retail A Shares and Retail B Shares of the Galaxy Funds are generally the same. The following chart compares the redemption procedures for Class Z shares of the Liberty Fund with those for Trust Shares of the Galaxy
Funds:



                                        LIBERTY FUND:                   GALAXY FUNDS:
                                        CLASS Z SHARES                   TRUST SHARES
                                ------------------------------  ------------------------------
Through an Authorized Broker-
  Dealer or Other Financial
  Institution or Adviser......  Yes                             Yes, including employer-
                                                                sponsored defined contribution
                                                                plans.
By Mail.......................  Yes                             No
By Telephone..................  Yes                             No
By Wire.......................  Yes                             No
By Systematic Withdrawal
  Plan........................  Yes                             No
By Electronic Transfer........  Yes. Retirement accounts have   No
                                special requirements



     The Liberty Fund, with respect to Class Z shares, Class T shares and Class G shares, and each Galaxy Fund with respect to Trust Shares, Retail A Shares and Retail B Shares, may impose an annual account fee of $10 if the balance in a shareholder's account drops below $1,000 because of redemptions. The shareholder will be given approximately 60 days to add to the account to avoid the charge.


D. ADDITIONAL SHAREHOLDER SERVICES


     The Liberty Fund, with respect to its Class T shares and Class G shares, and the Galaxy Funds, with respect to their Retail A Shares and Retail B Shares, offer an Automatic Investment Plan. The terms and conditions of these Plans are generally the same. Class Z shares of the Liberty Fund offer an Automatic Investment Plan, while Trust Shares of the Galaxy Funds do not offer a similar program, as indicated in the following chart:



                                        LIBERTY FUND:                   GALAXY FUNDS:
                                        CLASS Z SHARES                   TRUST SHARES
                                ------------------------------  ------------------------------
Automatic Investment Plan.....  Yes (at least $50 per month or  No quarter)



E. SHARE EXCHANGES



     The procedures for participating in the exchange privilege for Class Z shares, Class T shares and Class G shares are the same as the procedures for participating in the exchange privilege for Trust Shares, Retail A Shares and Retail B Shares of the Galaxy Funds.


     Liberty and Galaxy also offer automated dollar cost averaging where $100 or more each month from one fund may be used to purchase shares of the same class of another fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from.


     Class T shares of the Liberty Fund acquired in the Acquisitions may be exchanged for Class T shares or Class A shares of any other fund distributed by Liberty Funds Distributor, Inc. However, once Class T shares are exchanged for Class A shares, they cannot be exchanged back into Class T shares. Class G shares of the Liberty Fund acquired in the Acquisitions may be exchanged for Class G shares or Class B shares of any other fund distributed by Liberty Funds Distributor, Inc. However, once Class G shares are exchanged for Class B shares, they cannot be exchanged back into Class G shares. Class Z shares of the Liberty


Fund acquired in the

Acquisitions may be exchanged for Class Z shares or Class A shares of any fund sold by Liberty Funds Distributor, Inc.


F. PRICING OF SHARES FOR THE LIBERTY FUND AND GALAXY FUNDS

     The price per share (offering price) will be the net asset value per share ("NAV") next determined after the Liberty Fund or a Galaxy Fund receives your purchase order plus, in the case of Class T shares of the Liberty Fund and Retail A Shares of the Galaxy Funds, the applicable sales charge.

     For processing purchase and redemption orders, the NAV per share of the Liberty Fund is calculated on each day that the New York Stock Exchange (the "Exchange") is open for trading at the close of regular trading on the Exchange that day (usually 4:00 p.m. Eastern time). For processing purchase and redemption orders, the NAV per share of each Galaxy Fund is calculated on each day that the Exchange is open for trading at the close of regular trading on the Exchange that day (usually 4:00 p.m. Eastern Time).

G. DIVIDENDS AND DISTRIBUTIONS

     Net investment income dividends for the Liberty Fund and the Galaxy Funds are declared and paid quarterly.

     The Liberty Fund and each Galaxy Fund declares and distributes net capital gains at least annually.

H. ADDITIONAL INFORMATION REGARDING THE PURCHASE AND SALE OF SHARES OF THE LIBERTY FUND

  How to Buy Shares

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Liberty Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
Through your financial advisor..........    Your financial advisor can help you
                                            establish your account and buy Liberty
                                            Fund shares on your behalf. To receive
                                            the current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of the New
                                            York Stock Exchange (NYSE), usually 4:00
                                            p.m. Eastern time. Your financial
                                            advisor may charge you fees for
                                            executing the purchase for you.
By check (new account)..................    For new accounts send a completed
                                            application and check made payable to
                                            the Liberty Fund to the transfer agent,
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02266-8081.
By check (existing account).............    For existing accounts fill out and
                                            return the additional investment stub
                                            included in your quarterly statement, or
                                            send a letter of instruction including
                                            your fund name and account number with a
                                            check made payable to the fund to
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02266-8081.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
By exchange.............................    You or your financial advisor may
                                            acquire shares for your account by
                                            exchanging shares you own in one fund
                                            for shares of the same class of the
                                            Liberty Fund at no additional cost.
                                            There may be an additional charge if
                                            exchanging from a money market fund. To
                                            exchange by telephone, call
                                            1-800-422-3737.
By wire.................................    You may purchase shares by wiring money
                                            from your bank account to your Liberty
                                            Fund account. To wire funds to your
                                            Liberty Fund account, call
                                            1-800-422-3737 to obtain a control
                                            number and the wiring instructions.
By electronic funds transfer............    You may purchase shares by
                                            electronically transferring money from
                                            your bank account to your Liberty Fund
                                            account by calling 1-800-422-3737. An
                                            electronic funds transfer may take up to
                                            two business days to settle and be
                                            considered in "good form." You must set
                                            up this feature prior to your telephone
                                            request. Be sure to complete the
                                            appropriate section of the application.
Automatic investment plan...............    You can make monthly or quarterly
                                            investments automatically from your bank
                                            account to your Liberty Fund account.
                                            You can select a pre-authorized amount
                                            to be sent via electronic funds
                                            transfer. Be sure to complete the
                                            appropriate section of the application
                                            for this feature.
Automated dollar cost averaging.........    You can purchase shares for your account
                                            by exchanging $100 or more each month
                                            from another fund for shares of the same
                                            class of the Liberty Fund at no
                                            additional cost. You must have a current
                                            balance of at least $5,000 in the fund
                                            the money is coming from. The designated
                                            amount will be exchanged on the third
                                            Tuesday of each month. Exchanges will
                                            continue so long as your fund balance is
                                            sufficient to complete the transfers.
                                            You may terminate your program or change
                                            the amount of the exchange (subject to
                                            the $100 minimum) by calling
                                            1-800-422-3737. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.
By dividend diversification.............    You may automatically invest dividends
                                            distributed by another fund into the
                                            same class of shares of the Liberty Fund
                                            at no additional sales charge. To invest
                                            your dividends in the Liberty Fund, call
                                            1-800-345-6611.

  How to Sell Shares

     Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Liberty Fund on any regular business day that the NYSE is open.

     When the Liberty Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

     The Liberty Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Liberty Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances.


METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
Through your financial advisor..........    You may call your financial advisor to
                                            place your sell order. To receive the
                                            current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of regular
                                            trading on the NYSE, usually 4:00 p.m.
                                            Eastern time. Your financial advisor may
                                            charge you fees for executing a
                                            redemption for you.
By exchange.............................    You or your financial advisor may sell
                                            shares by exchanging from a fund into
                                            the same share class of another fund at
                                            no additional cost. Class Z shares may
                                            also be exchanged for Class A shares. To
                                            exchange by telephone, call
                                            1-800-422-3737.
By telephone............................    You or your financial advisor may sell
                                            shares by telephone and request that a
                                            check be sent to your address of record
                                            by calling 1-800-422-3737, unless you
                                            have notified the Liberty Fund of an
                                            address change within the previous 30
                                            days. The dollar limit for telephone
                                            sales is $100,000 in a 30-day period.
                                            You do not need to set up this feature
                                            in advance of your call. Certain
                                            restrictions apply to retirement
                                            accounts. For details, call
                                            1-800-345-6611.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
By mail.................................    You may send a signed letter of
                                            instruction or stock power form along
                                            with any share certificates to be sold
                                            to the address below. In your letter of
                                            instruction, note the fund's name, share
                                            class, account number, and the dollar
                                            value or number of shares you wish to
                                            sell. All account owners must sign the
                                            letter, and signatures must be
                                            guaranteed by either a bank, a member
                                            firm of a national stock exchange or
                                            another eligible guarantor institution.
                                            Additional documentation is required for
                                            sales by corporations, agents,
                                            fiduciaries, surviving joint owners and
                                            individual retirement account owners.
                                            For details, call 1-800-345-6611.
                                            Mail your letter of instruction to
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02266-8081.
By wire.................................    You may sell shares and request that the
                                            proceeds be wired to your bank. You must
                                            set up this feature prior to your
                                            telephone request. Be sure to complete
                                            the appropriate section of the account
                                            application for this feature.
By systematic withdrawal plan...........    You may automatically sell a specified
                                            dollar amount or percentage of your
                                            account on a monthly, quarterly or
                                            semi-annual basis and have the proceeds
                                            sent to you if your account balance is
                                            at least $5,000. This feature is not
                                            available if you hold your shares in
                                            certificate form. All dividend and
                                            capital gains distributions must be
                                            reinvested. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.
By electronic funds transfer............    You may sell shares and request that the
                                            proceeds be electronically transferred
                                            to your bank. Proceeds may take up to
                                            two business days to be received by your
                                            bank. You must set up this feature prior
                                            to your request. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.


  Fund Policy on Trading of Fund Shares

     The Liberty Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Liberty Fund shares disrupt portfolio management and increase Liberty Fund expenses. In order to promote the best interests of the Liberty Fund, the Liberty Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Liberty Fund. The fund into which you would like to exchange also may reject your request.

  Share Certificates

     Share certificates are not available for Class T shares, Class G shares, or Class Z shares of the Liberty Fund. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

                                                                        Proxy 10

                                THE GALAXY FUND

                          GALAXY ASSET ALLOCATION FUND

             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:


     The Galaxy Asset Allocation Fund will hold a special meeting of shareholders on October 18, 2002, at 2:00 p.m. (Eastern Time). At this meeting, shareholders of the Fund will be asked to vote on the proposed acquisition of their fund by the Liberty Asset Allocation Fund, which is one of a number of fund acquisitions and liquidations recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment adviser to the Funds. Columbia's overall goal in proposing these fund acquisitions and liquidations is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by consolidating its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios.



     Columbia specifically recommended the acquisition of the Galaxy Asset Allocation Fund (in combination with the proposed acquisition of the Stein Roe Balanced Fund by the Liberty Asset Allocation Fund) to enable shareholders to invest in a larger fund with the same investment strategy. In addition, the acquisition will generally provide the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base. More information on the specific details and reasons for the Galaxy Asset Allocation Fund's acquisition is contained in the enclosed Combined Prospectus and Proxy Statement. Please read it carefully.



     THE TRUSTEES OF THE GALAXY FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.



     This special meeting will be held at The Galaxy Fund's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC, Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.



     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



     If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.


     We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                          Sincerely,

                                          -S-Dwight E. Vicks, Jr.
                                          Dwight E. Vicks, Jr.,
                                          Chairman of the Board of Trustees
                                          The Galaxy Fund


August 26, 2002



G-60/736K-0702

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 18, 2002


                                THE GALAXY FUND

                          GALAXY ASSET ALLOCATION FUND


     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy Asset Allocation Fund will be held at 2:00 p.m. Eastern Time on Friday, October 18, 2002, at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:

          1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Galaxy Asset Allocation Fund to, and the assumption of all of the liabilities of the Galaxy Asset Allocation Fund by, the Liberty Asset Allocation Fund in exchange for shares of the Liberty Asset Allocation Fund and the distribution of such shares to the shareholders of the Galaxy Asset Allocation Fund in complete liquidation of the Galaxy Asset Allocation Fund.

          2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          -s- W. Bruce McConnel
                                          W. Bruce McConnel, Secretary


August 26, 2002



     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS.

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                AUGUST 26, 2002


                ACQUISITION OF THE ASSETS AND LIABILITIES OF THE
                          GALAXY ASSET ALLOCATION FUND
                              c/o The Galaxy Fund
                              One Financial Center

                        Boston, Massachusetts 02111-2621


                                 1-800-345-6611


                      BY AND IN EXCHANGE FOR SHARES OF THE
                         LIBERTY ASSET ALLOCATION FUND
                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Galaxy Asset Allocation Fund
            by the Liberty Asset Allocation Fund ...........   11
  The Proposal..............................................   11
  Principal Investment Risks................................   11
  Information About the Acquisition.........................   11
GENERAL.....................................................   25
  Voting Information........................................   25
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Information Applicable to Class Z, Class T,
              Class G, Class A, and Class B shares of the
              Liberty Asset Allocation Fund and Trust,
              Retail A, Retail B, Prime A and Prime B Shares
              of the Galaxy Asset Allocation Fund...........  C-1



     This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy Asset Allocation Fund of The Galaxy Fund (the "Asset Allocation Fund" or "Galaxy Fund") by the Liberty Asset Allocation Fund (the "Liberty-Stein Roe Fund" and, together with the Asset Allocation Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Asset Allocation Fund (the "Meeting") which will be held at 2:00 p.m. Eastern Time on October 18, 2002, at the offices of The Galaxy Fund ("Galaxy"), One Financial Center, Boston, Massachusetts 02111-2621. The Asset Allocation Fund and Liberty-Stein Roe Fund are each registered, open-end management investment companies (mutual funds). Please read this Prospectus/Proxy and keep it for future reference.



     The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Asset Allocation Fund by the Liberty-Stein Roe Fund. If the Acquisition of the Asset Allocation Fund occurs, you will become a shareholder of the Liberty-Stein Roe Fund. If the Agreement and Plan of Reorganization is approved by shareholders of the Asset Allocation Fund and the related Acquisition occurs, the Asset Allocation Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty-Stein Roe Fund in exchange for shares of a similar class of the Liberty-Stein Roe Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Asset Allocation Fund will be distributed pro rata to such Fund's shareholders of the corresponding class. At the same time that the Asset Allocation Fund is reorganized into the Liberty-Stein Roe Fund, it is expected that the Stein Roe Balanced Fund (the "Balanced Fund") of Liberty-Stein Roe Funds Investment Trust ("Liberty-Stein Roe") will also be reorganized into the Liberty-Stein Roe Fund (the "Balanced Fund Acquisition" and, together with the Acquisitions the "Acquisitions"). Consummation of this reorganization is subject to the approval of the shareholders of the Balanced Fund.

     Please review this Proposal carefully.

     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:


     - The Prospectuses of the Asset Allocation Fund dated February 28, 2002, as supplemented on March 15, 2002, April 12, 2002, April 24, 2002, May 20, 2002, July 3, 2002, July 10, 2002 and August 14, 2002.



     - The Statement of Additional Information of the Asset Allocation Fund dated February 28, 2002, as supplemented on July 3, 2002 and August 14, 2002.



     - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders dated October 31, 2001, as supplemented on April 1, 2002, and the financial statements included in the Semi-Annual Report to Shareholders dated April 30, 2002 of the Asset Allocation Fund.



     - The Statement of Additional Information of the Liberty-Stein Roe Fund dated August 26, 2002, relating to this Prospectus/Proxy.



     The Asset Allocation Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to the Asset Allocation Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for the Asset Allocation Fund at www.galaxyfunds.com. Text-only versions of all the Asset Allocation Fund and Liberty-Stein Roe Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS


THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITION AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY. PLEASE REVIEW THE FULL PROSPECTUS/PROXY PRIOR TO CASTING YOUR VOTE.


1.  WHAT IS BEING PROPOSED?


The Trustees of Galaxy are recommending that the Liberty-Stein Roe Fund acquire the Asset Allocation Fund. This means that the Liberty-Stein Roe Fund would acquire all of the assets and liabilities of the Asset Allocation Fund in exchange for shares of the Liberty-Stein Roe Fund. At the same time that the Asset Allocation Fund is reorganized into the Liberty-Stein Roe Fund, it is expected that the Balanced Fund will also be reorganized into the Liberty-Stein Roe Fund. The Liberty-Stein Roe Fund is a new "shell" portfolio of Liberty-Stein Roe created to acquire and continue the operations of the Asset Allocation Fund, and has the same investment objective, policies, strategies and restrictions as the Asset Allocation Fund. If the Acquisition is approved and the Acquisition is consummated, your shares of the Asset Allocation Fund will be cancelled and you will receive shares of the Liberty-Stein Roe Fund with an aggregate net asset value equal to the aggregate net asset value of your Asset Allocation Fund shares as of the business day before the closing of the Asset Allocation Fund's Acquisition. The Acquisition is expected to occur on or around November 15, 2002, or such other date as the parties may agree. Note that the closing of this Acquisition is not conditioned on the closing of the Balanced Fund Acquisition. Accordingly, in the event that the shareholders of the Asset Allocation Fund approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/Proxy, even if the shareholders of the Balanced Fund have not approved its Acquisition.


2.  WHY IS THE ACQUISITION BEING PROPOSED?


Fleet Investment Advisors Inc. ("FIA"), the investment adviser to the Asset Allocation Fund and the Liberty-Stein Roe Fund, Stein Roe & Farnham Incorporated ("Stein Roe"), the investment adviser to the Balanced Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). FIA, Stein Roe and the Columbia Affiliates manage mutual fund portfolios that are offered by three separate fund families -- the Galaxy Funds, Liberty Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisition described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.



The Trustees of Galaxy recommend approval of the Acquisition because it offers shareholders of the Asset Allocation Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Trustees also considered the following matters:



     - based on estimated expense ratios as of March 31, 2002, shareholders of the Asset Allocation Fund are expected to experience the same or lower net expenses (expenses after reduction by the voluntary fee waiver described in footnote 13 to the Annual Fund Operating Expenses table below) and lower gross expenses (expenses before reduction by such voluntary fee waiver); and


     - the Acquisition is expected to be tax-free for shareholders of the Asset Allocation Fund who choose to remain shareholders of the Liberty-Stein Roe Fund, while liquidation would be a realization event for tax purposes.


Please review "Information About the Acquisition -- Reasons for the Acquisition" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Galaxy Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?



The following tables allow you to compare the sales charges and management fees and expenses of the Asset Allocation Fund with those that Columbia expects to be applicable to the combined fund in the first year following the Acquisitions. As part of the Acquisition, Retail A shareholders of the Asset Allocation Fund will receive Class T shares of the Liberty-Stein Roe Fund; Retail B shareholders of the Asset Allocation Fund will receive Class G shares of the Liberty-Stein Roe Fund; Prime A shareholders of the Asset Allocation Fund will receive Class A shares of the Liberty-Stein Roe Fund; Prime B shareholders of the Asset Allocation Fund will receive Class B shares of the Liberty-Stein Roe Fund; and Trust shareholders of the Asset Allocation Fund will receive Class Z shares of the Liberty-Stein Roe Fund. Class T shares and Class G shares of the Liberty-Stein Roe Fund will continue to be available for purchase after consummation of the Acquisition by former Retail A and Retail B shareholders of the Asset Allocation Fund, but will not be offered to new investors. Sales charges, if applicable, are paid directly by shareholders to each Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for the Asset Allocation Fund for its last fiscal year (ended October 31, 2001) and the Balanced Fund for its last fiscal year (ended September 30, 2001) and those expected to be incurred by the combined fund, on a pro forma basis (after giving effect to both Acquisitions) and based on pro forma combined net assets as of March 31, 2002. In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for the possible scenario in which the Liberty-Stein Roe Fund acquires the Asset Allocation Fund, but not the Balanced Fund.



Shareholders of the Asset Allocation Fund will not pay additional sales charges as a result of the Acquisition, although any contingent deferred sales charge ("CDSC") applicable to share purchases made prior to the Acquisition will be continued.



Based on estimated expenses as of March 31, 2002, the Liberty-Stein Roe Fund's pro forma combined total Annual Fund Operating Expenses may be higher than the expenses incurred by the Asset Allocation Fund for its fiscal year ended October 31, 2001. However, net expenses, or the actual expenses paid by shareholders, of each class of shares of the Liberty-Stein Roe Fund are expected to be equal to or lower than the net expenses of the corresponding classes of shares of the Asset Allocation Fund (after giving effect to the voluntary management fee waiver described in footnote 13 to the Annual Fund Operating Expenses table). FIA has undertaken to maintain this fee waiver through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty-Stein Roe Fund to be higher than the estimated expenses of the corresponding class of shares of the Asset Allocation Fund as of March 31, 2002.

SHAREHOLDER FEES
(paid directly from your investment)


                                                                                                        BALANCED
                                                  ASSET ALLOCATION FUND(1)                              FUND(2)
                                                  ------------------------                              --------
                           RETAIL A   RETAIL B    RETAIL B       PRIME A       PRIME B       TRUST       SHARES
Maximum sales charge
(load) on purchases (%)
(as a percentage of the
offering price)..........      5.75(3)     None       None          5.50(3)       None       None         None
-----------------------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) on
redemptions (%) (as a
percentage of the lesser
of purchase price or
redemption price)........      1.00(4)     5.00(5)     5.50(5),(6)    1.00(4)     5.00(5)    None         None
-----------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as a
percentage of amount
redeemed, if
applicable)..............       (7)        (7)         (7)           (7)           (7)        (7)          (8)



                                                               LIBERTY-STEIN ROE FUND
                                                               (PRO FORMA COMBINED)(1)
                                                               -----------------------
                                                 CLASS T    CLASS G    CLASS A    CLASS B    CLASS Z
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)........   5.75(3)    None       5.75(3)    None       None
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the lesser
of purchase price or redemption price).........   1.00(4)    5.00(5)    1.00(4)    5.00(5)    None
----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable).......................    (7)        (7)        (7)        (7)        (7)


---------------


(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(2) A $5 fee per quarter may be charged, under certain circumstances, to accounts that fall below $2,000.



(3) Reduced sales charges may be available.



(4) This charge applies to investments in Retail A or Prime A Shares of the Asset Allocation Fund of $1 million or more that are redeemed within one year after purchase. This charge also applies to investments in Class A shares or Class T shares of the Liberty-Stein Roe Fund aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of purchase.



(5) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares, when you redeem your shares and, with respect to the Liberty-Stein Roe Fund, the amount of shares you purchased.



(6) This amount applies only to Retail B Shares acquired in the reorganization of the Pillar Balanced Fund (the "Pillar Fund") into the Asset Allocation Fund (the "Pillar Reorganization") if you sell your shares in the first year after purchase of the Pillar Fund Class B shares you held prior to the Pillar Reorganization.



(7) There is a $7.50 charge for wiring sale proceeds to your bank.



(8) There is a $7 charge for wiring redemption proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES

(deducted directly from Fund assets)


                                                                                          BALANCED
                                                                                            FUND
                                              ASSET ALLOCATION FUND                  (FISCAL YEAR ENDED
                                      (FISCAL YEAR ENDED OCTOBER 31, 2001)           SEPTEMBER 30, 2001)
                                      ------------------------------------           -------------------
                                 RETAIL A   RETAIL B   PRIME A   PRIME B   TRUST           SHARES
Management fee (%)                 0.75       0.75      0.75      0.75     0.75             0.70(9)
--------------------------------------------------------------------------------------------------------
Distribution and service
(12b-1) fees (%)                   None       0.95(10)  0.25(11)  1.00(11) None             None
--------------------------------------------------------------------------------------------------------
Other expenses (%)                 0.59(12)   0.32      0.38      0.28     0.36             0.60
--------------------------------------------------------------------------------------------------------
Total annual fund operating
expenses (%)                       1.34       2.02      1.38      2.03     1.11             1.30



                                                               LIBERTY-STEIN ROE FUND
                                                                (PRO FORMA COMBINED)
                                                               ----------------------
                                                 CLASS T    CLASS G    CLASS A    CLASS B    CLASS Z
Management fee (%)(13)                            0.75       0.75       0.75       0.75       0.75
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         None       0.94(10)   0.25(10)   1.00       None
----------------------------------------------------------------------------------------------------
Other expenses (%)                                0.62(12)   0.37       0.53       0.32       0.32
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)(13)      1.37       2.06       1.53       2.07       1.07


Whether one or both Acquisitions occur will affect the total Annual Fund Operating Expenses of the Liberty-Stein Roe Fund on a pro forma combined basis after the Acquisitions. The table below presents the pro forma combined total Annual Fund Operating Expenses assuming that only the Asset Allocation Fund approves its Acquisition.

If only the Acquisition of the Asset Allocation Fund were to occur, the total Annual Fund Operating Expenses of the Liberty-Stein Roe Fund on a pro forma combined basis would be as follows:


                                                               LIBERTY-STEIN ROE FUND
                                                                (PRO FORMA COMBINED)
                                                               ----------------------
                                                 CLASS T    CLASS G    CLASS A    CLASS B    CLASS Z
Management fee (%)(14)                            0.75       0.75       0.75       0.75       0.75
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         None       0.94(10)   0.25(10)   1.00       None
----------------------------------------------------------------------------------------------------
Other expenses (%)                                0.63(12)   0.37       0.54       0.33       0.39
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses(%)(14)       1.38       2.06       1.54       2.08       1.14


---------------

 (9) The Balanced Fund pays a management fee of 0.55% and an administrative fee of 0.15%.



(10) The Asset Allocation Fund and Liberty-Stein Roe Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of such Fund's average daily net assets attributable to Retail B Shares and Class G shares, respectively (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more that 0.95% during the current fiscal year, although expected actual distribution and service (12b-1) fees as reflected in the tables above may be lower in certain cases. In addition, the Liberty-Stein Roe Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Liberty-Stein Roe Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate fee of not more than 0.25% during the current fiscal year.



(11) The Asset Allocation Fund may pay distribution (12b-1) fees up to a maximum of 0.30% of the Fund's average daily net assets attributable to Prime A Shares and distribution and service (12b-1) fees up to a maximum of 1.25% of the Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.25% and 1.00% for Prime A Shares and Prime B Shares, respectively, during the current fiscal year.



(12) The Asset Allocation Fund and the Liberty-Stein Roe Fund may pay shareholder service fees (which are included in other expenses) up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year, although expected actual shareholder service fees as reflected in the tables above may be lower in certain cases.



(13) FIA intends to waive a portion of the management fees so that such fees are expected to be 0.73%. Total annual fund operating expenses after this fee waiver are expected to be 1.35%, 2.04%, 1.51%, 2.05% and 1.05% for Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares, respectively. FIA has undertaken to maintain this fee waiver through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty-Stein Roe Fund to be higher than the estimated expenses of the corresponding class of shares of the Asset Allocation Fund as of March 31, 2002.



(14) FIA intends to waive a portion of the management fees so that such fees are expected to be 0.74%. Total annual fund operating expenses after this fee waiver are expected to be 1.37%, 2.05%, 1.53%, 2.07% and 1.13% for Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares, respectively. FIA has undertaken to maintain this fee waiver through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty-Stein Roe Fund to be higher than the estimated expenses of the corresponding class of shares of the Asset Allocation Fund as of March 31, 2002.


EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in either the Asset Allocation Fund or the Balanced Fund currently with the cost of investing in the Liberty-Stein Roe Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
ASSET ALLOCATION FUND
Retail A                                                   $704     $  975     $1,267      $2,095
--------------------------------------------------------------------------------------------------
Retail B(1)
  did not sell your shares                                  205        634      1,088       2,013
  sold all your shares at end of period                     705        934      1,288       2,013
--------------------------------------------------------------------------------------------------
Retail B(2)
  did not sell your shares                                  205        634      1,088       2,173
  sold all your shares at end of period                     705      1,034      1,388       2,173
--------------------------------------------------------------------------------------------------
Retail B(3)
  did not sell your shares                                  205        634      1,088       2,173
  sold all your shares at end of period                     755      1,034      1,288       2,173
--------------------------------------------------------------------------------------------------
Prime A                                                     683        963      1,264       2,116
--------------------------------------------------------------------------------------------------
Prime B
  did not sell your shares                                  206        637      1,093       2,192
  sold all your shares at end of period                     706        937      1,293       2,192
--------------------------------------------------------------------------------------------------
Trust Shares                                                113        353        612       1,352
--------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------
Shares                                                     $132     $  412     $  713      $1,568
--------------------------------------------------------------------------------------------------

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY-STEIN ROE FUND (PRO FORMA COMBINED)
Class T                                                    $706     $  984     $1,282      $2,127
--------------------------------------------------------------------------------------------------
Class G(4)
  did not sell your shares                                  209        646      1,108       2,051
  sold all your shares at end of period                     709        946      1,308       2,051
--------------------------------------------------------------------------------------------------
Class G(5)
  did not sell your shares                                  209        646      1,108       2,213
  sold all your shares at end of period                     709      1,046      1,408       2,213
--------------------------------------------------------------------------------------------------
Class G(6)
  did not sell your shares                                  209        646      1,108       2,213
  sold all your shares at end of period                     759      1,046      1,308       2,213
--------------------------------------------------------------------------------------------------
Class A                                                     722      1,031      1,361       2,294
--------------------------------------------------------------------------------------------------
Class B
  did not sell your shares                                  210        649      1,114       2,262
  sold all your shares at end of period                     710        949      1,314       2,262
--------------------------------------------------------------------------------------------------
Class Z                                                     109        340        590       1,306



The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The table below presents the pro forma combined Example Expenses assuming that only the Asset Allocation Fund approves the Acquisition.


If only the Acquisition of the Asset Allocation Fund were to occur, the Example Expenses of the Liberty-Stein Roe Fund on a pro forma combined basis would be as follows:

LIBERTY-STEIN ROE FUND (PRO FORMA COMBINED)


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
Class T                                                    $707     $  987     $1,287      $2,137
--------------------------------------------------------------------------------------------------
Class G(4)
  did not sell your shares                                  209        646      1,108       2,056
  sold all your shares at end of period                     709        946      1,308       2,056
--------------------------------------------------------------------------------------------------
Class G(5)
  did not sell your shares                                  209        646      1,108       2,216
  sold all your shares at end of period                     709      1,046      1,408       2,216
--------------------------------------------------------------------------------------------------
Class G(6)
  did not sell your shares                                  209        646      1,108       2,216
  sold all your shares at end of period                     759      1,046      1,308       2,216
--------------------------------------------------------------------------------------------------
Class A                                                     723      1,033      1,366       2,304
--------------------------------------------------------------------------------------------------
Class B
  did not sell your shares                                  211        652      1,119       2,273
  sold all your shares at end at period                     711        952      1,319       2,273
--------------------------------------------------------------------------------------------------
Class Z                                                     117        365        633       1,398


---------------
(1) For Retail B Shares of the Asset Allocation Fund purchased before January 1, 2001. Assumes Retail B Shares of the Asset Allocation Fund automatically convert to Retail A Shares of the Asset Allocation Fund six years after purchase.


(2) For Retail B Shares of the Asset Allocation Fund purchased on or after January 1, 2001. Assumes Retail B Shares of the Asset Allocation Fund automatically convert to Retail A Shares of the Asset Allocation Fund eight years after purchase.



(3) For Retail B Shares of the Asset Allocation Fund acquired in connection with the Pillar Reorganization. Assumes Retail B Shares of the Asset Allocation Fund convert to Retail A Shares of the Asset Allocation Fund eight years after purchase of the Pillar Class B shares held prior to the Pillar Reorganization.



(4) For Class G shares of the Liberty-Stein Roe Fund acquired in the Acquisition in exchange for Retail B Shares of the Asset Allocation Fund purchased before January 1, 2001. Assumes Class G shares of the Liberty-Stein Roe Fund automatically convert to Class T shares of the Liberty-Stein Roe Fund six years after purchase.



(5) For Class G shares of the Liberty-Stein Roe Fund acquired in the Acquisition in exchange for Retail B Shares of the Asset Allocation Fund purchased on or after January 1, 2001 and Class G shares purchased after consummation of the Acquisition. Assumes Class G shares of the Liberty-Stein Roe Fund automatically convert to Class T shares of the Liberty-Stein Roe Fund eight years after purchase.



(6) For Class G shares of the Liberty-Stein Roe Fund acquired in the Acquisition in exchange for Retail B Shares of the Liberty-Stein Roe Fund that were acquired in connection with the Pillar Reorganization. Assumes Class G shares of the Liberty-Stein Roe Fund convert to Class T shares of the Liberty-Stein Roe Fund eight years after purchase of the Pillar Class B shares held prior to the Pillar Reorganization.

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Asset Allocation Fund and the Balanced Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty-Stein Roe Fund or Columbia.


4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE ASSET ALLOCATION FUND, BALANCED FUND AND LIBERTY-STEIN ROE FUND COMPARE?


Although the Asset Allocation Fund and the Balanced Fund are proposed to be reorganized into the Liberty-Stein Roe Fund, the Liberty-Stein Roe Fund will have the same investment objective and strategies as the Asset Allocation Fund.



It is expected that subsequent to the consummation of the Acquisition, FIA, the Liberty-Stein Roe Fund's adviser, will implement a new investment strategy for selecting portfolio securities for the Fund. This new investment strategy will provide for the Liberty-Stein Roe Fund's lead portfolio manager to function as an "asset allocator" and in such capacity to allocate specific portions of the Fund's assets to various asset classes. It is expected that initially there will be eleven different asset classes and that, under normal circumstances, the Liberty-Stein Roe Fund's assets will be allocated to such classes approximately as follows: large cap growth stocks (17.5%), large cap value stocks (17.5%), mid cap growth stocks (2.5%), mid cap value stocks (2.5%), small cap growth stocks (2.5%), small cap value stocks (2.5%), real estate investment trusts (REITs) (5%), foreign stocks included in the Morgan Stanley Europe, Australasia and Far East (EAFE) Index (10%), investment grade bonds (35%), high yield bonds (5%), and cash (0%). Each of the asset classes will be managed by one or more of FIA's investment professionals with an expertise in managing that particular type of asset class. The lead portfolio manager will actively adjust these allocations in response to a variety of factors, including relative attractiveness, valuation, fundamentals, quantitative analyses, economic/market expectations and recommendations of the Investment Strategy Group of Columbia, the parent company of FIA. The number of asset classes, as well as the portion of the Liberty-Stein Roe Fund's assets allocated to each asset class, may change from time to time at the discretion of the Fund's lead portfolio manager. It is possible that the implementation of this strategy may be delayed, in which case the Liberty-Stein Roe Fund will maintain its current strategy with such changes as are approved by the Board of Trustees of Liberty-Stein Roe.


5. WHAT CLASS OF LIBERTY-STEIN ROE FUND SHARES WILL I RECEIVE IF THE ACQUISITION OCCURS?

If you own Retail A Shares of the Asset Allocation Fund, you will receive Class T shares of the Liberty-Stein Roe Fund. The initial sales charge will not apply to Class T shares you receive in connection with the Acquisition. Class T shares will continue to be available for purchase after consummation of the Acquisition by former Retail A shareholders of the Asset Allocation Fund. Class T shares will not be sold to new investors. An initial sales charge will apply to any purchases of Class T shares of the Liberty-Stein Roe Fund you make after consummation of the Acquisition. If you purchased $1 million or more of Retail A Shares of the Asset Allocation Fund within one year of the consummation of the Acquisition and did not pay a front-end sales charge, the Class T shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within one year after you purchased your Asset Allocation Fund Retail A Shares.

If you own Prime A Shares of the Asset Allocation Fund, you will receive Class A shares of the Liberty-Stein Roe Fund. The initial sales charge will not apply to Liberty-Stein Roe Fund Class A shares you receive in connection with the Acquisition, but it will apply to any purchases of Class A shares of the Liberty-Stein Roe Fund you make after consummation of the Acquisition.


If you own Retail B Shares of the Asset Allocation Fund, you will receive Class G shares of the Liberty-Stein Roe Fund. The CDSC applicable to your Retail B Shares will apply to your redemptions of Class G shares you receive in the Acquisition. Class G shares will continue to be available for purchase after consummation of the Acquisition by former Retail B shareholders of the Asset Allocation Fund. Class G shares will not be sold to new investors.

If you own Prime B Shares of the Asset Allocation Fund, you will receive Class B shares of the Liberty-Stein Roe Fund. Any CDSC applicable to redemptions of Class B shares of the Liberty-Stein Roe Fund you receive in the Acquisition will depend upon when you acquired your Prime B Shares of the Asset Allocation Fund and will be subject to the applicable CDSC schedule for Liberty-Stein Roe Fund Class B shares.


If you own Trust Shares of the Asset Allocation Fund, you will receive Class Z shares of the Liberty-Stein Roe Fund.


For more information on the characteristics of the Liberty-Stein Roe Fund shares you will receive in comparison to the shares you currently own, please see the section "Information About the Acquisition -- Shares You Will Receive" in the "Proposal" section of this Prospectus/Proxy and Appendix C.



6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?


The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Asset Allocation Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Asset Allocation Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Asset Allocation Fund shares are expected to carry over to your new shares in the Liberty-Stein Roe Fund.

                                    PROPOSAL

               ACQUISITION OF THE GALAXY ASSET ALLOCATION FUND BY


                       THE LIBERTY ASSET ALLOCATION FUND


THE PROPOSAL


     Shareholders of the Asset Allocation Fund are being asked to approve the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy, on behalf of the Asset Allocation Fund, Liberty-Stein Roe, on behalf of the Liberty-Stein Roe Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Asset Allocation Fund by the Liberty-Stein Roe Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS


     As previously noted, the Liberty-Stein Roe Fund has the same investment objective, policies and strategies as the Asset Allocation Fund. Accordingly, an investment in the Asset Allocation Fund involves risks that are the same as those of investing in the Liberty-Stein Roe Fund. As a result, the Acquisition will not expose the shareholders of the Asset Allocation Fund to any additional principal risks.



INFORMATION ABOUT THE ACQUISITION


  General

     Although the Galaxy Trustees are proposing that the Liberty-Stein Roe Fund acquire the Asset Allocation Fund, the proposed Acquisition is not conditioned upon the approval of the Balanced Fund Acquisition. Accordingly, in the event that the shareholders of the Asset Allocation Fund approve the Acquisition but the shareholders of the Balanced Fund do not, it is expected that the approved Acquisition will, subject to the terms of the applicable Agreement and Plan of Reorganization, take place as described below.

     Shareholders who object to the Acquisition of the Asset Allocation Fund by the Liberty-Stein Roe Fund will not be entitled under Massachusetts law or Galaxy's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem your shares in the Asset Allocation Fund at any time prior to the consummation of the Acquisition.

  Shares You Will Receive


     If the Acquisition of the Asset Allocation Fund occurs and you own Retail A Shares or Prime A Shares of the Asset Allocation Fund, you will receive Class T shares or Class A shares of the Liberty-Stein Roe Fund, respectively. Class T shares will continue to be available for purchase after consummation of the Acquisition by former Retail A shareholders of the Asset Allocation Fund. Class T shares will not be sold to new investors. Please see Appendix C for more information regarding Class T shares and Class A shares of the Liberty-Stein Roe Fund and the differences between them and Retail A Shares and Prime A Shares of the Asset Allocation Fund. As compared to the Retail A Shares and Prime A Shares of the Asset Allocation Fund you currently own, the Class T shares and Class A shares you receive in exchange for such shares will have the following characteristics:


     - Class T shares and Class A shares you receive in exchange for your Retail A Shares and Prime A Shares of the Asset Allocation Fund will have an aggregate net asset value equal to the aggregate net asset value of your Retail A Shares and Prime A Shares as of the business day before the closing of the Acquisition.

     - Class T shares are subject to the same initial sales charge as Retail A Shares; however, the Class T shares you receive in exchange for your Retail A Shares will not be subject to an initial sales charge. Class A shares are subject to a different initial sales charge schedule than currently exists for Prime A Shares.


     - The Liberty-Stein Roe Fund charges a CDSC of 1% for certain large purchases of Class T shares and Class A shares if they are redeemed within one year and 18 months, respectively, of purchase, while similar large purchases of Retail A Shares or Prime A Shares of the Asset Allocation Fund are subject to a 1% CDSC if they are redeemed within one year of purchase. However, if you purchased $1 million or more of Retail A Shares or Prime A Shares of the Asset Allocation Fund within one year of the consummation of the Acquisition, the Class T shares or Class A shares of the Liberty-Stein Roe Fund you acquire in the Acquisition will be subject to a CDSC only if you sell the shares within one year after you purchased your Asset Allocation Fund Retail A Shares or Prime A Shares.


     - Class T shares are subject to the same shareholder servicing fees as Retail A Shares of the Asset Allocation Fund.


     - The procedures for purchasing and redeeming your shares will be the same after the Acquisition as they are currently.



     - Class T shares acquired in the Acquisition may be exchanged for Class T shares or Class A shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class T shares are exchanged for Class A shares, they cannot be exchanged back into Class T shares. Class A shares acquired in the Acquisition may be exchanged for Class A shares of any other fund sold by Liberty Funds Distributor, Inc.



     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty-Stein Roe Fund and Liberty-Stein Roe.



     If the Acquisition of the Asset Allocation Fund occurs and you own Retail B Shares or Prime B Shares of the Asset Allocation Fund, you will receive Class G shares or Class B shares of the Liberty-Stein Roe Fund, respectively. In comparison to the Asset Allocation Fund Retail B Shares or Prime B Shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:


     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.


     - Class G shares and Class B shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class G shares or Class B shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased your Asset Allocation Fund Retail B Shares or Prime B Shares or, in the case of Retail B Shares of the Asset Allocation Fund acquired in connection with the Pillar Reorganization, from the date you acquired the Pillar Fund Class B shares you held prior to the Pillar Reorganization.


     - Class G shares are subject to the same distribution and service fees as Retail B Shares of the Asset Allocation Fund.


     - The procedures for purchasing and redeeming your shares will be the same after the Acquisition as they are currently.



     - Class G shares acquired in the Acquisition may be exchanged for Class G shares or Class B shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class G shares are exchanged for Class B shares, they cannot be exchanged back into Class G shares. Class B shares acquired in the Acquisition may be exchanged for Class B shares of any other fund sold by Liberty Funds Distributor, Inc.



     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty-Stein Roe Fund and Liberty-Stein Roe.

     If the Acquisition of the Asset Allocation Fund occurs and you own Trust Shares of the Asset Allocation Fund, you will receive Class Z shares of the Liberty-Stein Roe Fund. As compared to the Trust Shares you currently own, the shares you receive in exchange for such shares will have the following characteristics:


     - They will have an aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition.


     - The procedures for purchasing and redeeming your shares will be similar after the Acquisition to those you currently follow, although there will be some differences. For example, Class Z shares can be purchased and redeemed through financial advisors or directly through the Liberty-Stein Roe Fund's distributor while Trust Shares can only be purchased and redeemed through financial institutions.



     - You will be able to exchange your Class Z shares or Class A shares for Class Z shares of any fund sold by Liberty Funds Distributor, Inc., while your Asset Allocation Fund Trust Shares may be exchanged for Trust Shares of another Galaxy fund or Class Z Shares of any fund sold by Liberty Funds Distributor, Inc.



     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty-Stein Roe Fund and Liberty-Stein Roe.



     Please see Appendix C for more information concerning similarities and differences between the various share classes of the Liberty-Stein Roe Fund and Asset Allocation Fund.



     Information concerning capitalization of each of the Funds is provided below under "Capitalization."


  Reasons for the Acquisition


     On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment adviser to the Asset Allocation Fund and the Liberty-Stein Roe Fund, along with Fleet Boston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy and Liberty-Stein Roe are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*



     The Trustees of Galaxy, including all of the Trustees who are not "interested persons" of Galaxy, and the Trustees of Liberty-Stein Roe, including all of the Trustees who are not "interested persons" of Liberty-Stein Roe, have determined that the Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisition. The Trustees of Galaxy have unanimously approved the Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.


     In proposing the Acquisition, Columbia presented to the Galaxy Trustees, at meetings held on June 10-11, 2002 and June 17, 2002, the following reasons for the Asset Allocation Fund to enter into the Acquisition:


     - The Acquisition is intended to create a larger fund with an investment goal and strategies that are the same as those of the Asset Allocation Fund.


---------------


* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required, Columbia would plan to notify Fund shareholders.

     - Based on estimated expense ratios as of March 31, 2002, shareholders of the Asset Allocation Fund are expected to experience lower net expenses.

     - The Acquisitions are intended to permit the Asset Allocation Fund's shareholders to exchange their investment for an investment in the Liberty-Stein Roe Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Asset Allocation Fund shareholder were to redeem his or her shares to invest in another fund, such as the Liberty-Stein Roe Fund, the transaction would likely be a taxable event for such shareholder. Similarly, if the Asset Allocation Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Asset Allocation Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Liberty-Stein Roe Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

     The Galaxy Trustees considered that shareholders of the Asset Allocation Fund who do not want to become shareholders of the Liberty-Stein Roe Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Asset Allocation Fund prior to the Acquisition.

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of the Asset Allocation Fund, the Acquisition is expected to occur on or around November 15, 2002, or such other date as the parties may agree. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:


     - The Asset Allocation Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty-Stein Roe Fund in exchange for shares of a similar class of the Liberty-Stein Roe Fund** with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


     - The Acquisition will occur on the next business day after the time when the assets of the Asset Allocation Fund are valued for purposes of the Acquisitions.


     - The shares of each class of the Liberty-Stein Roe Fund received by the Asset Allocation Fund will be distributed to its shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of the Asset Allocation Fund in full liquidation of the Asset Allocation Fund.

     - After the Acquisition, the Asset Allocation Fund will be terminated, and its affairs will be wound up in an orderly fashion.


     - The Acquisition requires approval by the Asset Allocation Fund's shareholders and satisfaction of a number of other conditions. The Acquisition may be terminated at any time with the approval of the Trustees of both Galaxy and Liberty-Stein Roe or, under certain conditions, by either Galaxy or Liberty-Stein Roe.


     - As previously noted, the reorganization of the Balanced Fund into the Liberty-Stein Roe Fund is expected to occur at the same time as the Acquisition. If the Agreement and Plan of Reorganization is approved by the Asset Allocation Fund shareholders at the special meeting, it is expected that the Acquisition will be completed whether or not the Balanced Fund Acquisition is completed.

---------------


** Retail A shareholders of the Asset Allocation Fund will receive Class T shares of the Liberty-Stein Roe Fund, Retail B shareholders of the Asset Allocation Fund will receive Class G shares of the Liberty-Stein Roe Fund, Prime A shareholders of the Asset Allocation Fund will receive Class A shares of the Liberty-Stein Roe Fund, Prime B shareholders of the Asset Allocation Fund will receive Class B shares of the Liberty-Stein Roe Fund and Trust shareholders of the Asset Allocation Fund will receive Class Z shares of the Liberty-Stein Roe Fund, in each case as discussed under the section "Information About the Acquisition -- Shares You Will Receive" in the "Proposal" section of this Prospectus/Proxy.

  Capitalization



     The following table shows on an unaudited basis the capitalization of each of the Asset Allocation Fund and Balanced Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both the Asset Allocation Fund and Balanced Fund by the Liberty-Stein Roe Fund at net asset value as of that date.



                                                                                     LIBERTY-STEIN ROE
                                  ASSET                                                    FUND
                                ALLOCATION      BALANCED FUND       PRO FORMA            PRO FORMA
                                  FUND+            SHARES         ADJUSTMENTS(4)      COMBINED(1)(2)
                               ------------     -------------     --------------     -----------------
Retail A and Class T(3)
Net asset value..............  $252,007,569                                            $252,007,569
Shares outstanding...........    17,591,321                                              17,591,321
Net asset value per share....  $      14.33                                            $      14.33

Prime A and Class A(3)
Net asset value..............  $     49,168                                            $     49,168
Shares outstanding...........         3,434                                                   3,434
Net asset value per share....  $      14.32                                            $      14.32

Retail B and Class G(3)
Net asset value..............  $ 95,343,976                                            $ 95,343,976
Shares outstanding...........     6,673,667                                               6,673,667
Net asset value per share....  $      14.29                                            $      14.29

Prime B and Class B(3)
Net asset value..............  $    336,768                                            $    336,768
Shares outstanding...........        23,557                                                  23,557
Net asset value per share....  $      14.30                                            $      14.30

Trust/Shares/Class Z(3)
Net asset value..............  $202,955,746     $155,658,286        $  (53,630)(4)     $358,560,402
Shares outstanding...........    14,168,673        6,545,736         4,320,511           25,034,920
Net asset value per share....  $      14.32     $      23.78                           $      14.32


---------------

+ The Asset Allocation Fund will be the accounting survivor for financial statement purposes.



(1) Assumes the Acquisitions were consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty-Stein Roe Fund will be received by the shareholders of the Asset Allocation Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty-Stein Roe Fund that actually will be received on or after such date.



(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Asset Allocation Fund on May 31, 2002. As of May 31, 2002, there were no Class T, Class G, Class A, Class B or Class Z shares of the Liberty-Stein Roe Fund outstanding. If shareholders approve the Acquisitions, Retail A Shares of the Asset Allocation Fund will be exchanged for new Class T shares of the Liberty-Stein Roe Fund, Retail B Shares of the Asset Allocation Fund will be exchanged for new Class G shares of the Liberty-Stein Roe Fund, Prime A Shares of the Asset Allocation Fund will be exchanged for new Class A shares of the Liberty-Stein Roe Fund, Prime B Shares of the Asset Allocation Fund will be exchanged for new Class B shares of the Liberty-Stein Roe Fund, and Trust Shares of the Asset Allocation Fund and Shares of the Balanced Fund will be exchanged for new Class Z shares of the Liberty-Stein Roe Fund.



(3) Capitalization information is for Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares of the Asset Allocation Fund, Shares of the Balanced Fund and Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares of the Liberty Fund pro forma combined.



(4) Adjustments reflect one time proxy accounting, legal and other costs of the Acquisition to be borne by the Balanced Fund in the amount of $53,630.



     The following table shows on an unaudited basis the capitalization of the Asset Allocation Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Asset Allocation Fund, but not the Balanced Fund, by the Liberty-Stein Roe Fund at net asset value as of that date.



                                                                               LIBERTY-STEIN ROE
                                                                 ASSET               FUND
                                                               ALLOCATION          PRO FORMA
                                                                 FUND+          COMBINED(1)(2)
                                                              ------------     -----------------
Retail A and Class T(3)
Net asset value.............................................  $252,007,569       $252,007,569
Shares outstanding..........................................    17,591,321         17,591,321
Net asset value per share...................................  $      14.33       $      14.33

Prime A and Class A(3)
Net asset value.............................................  $     49,168       $     49,168
Shares outstanding..........................................         3,434              3,434
Net asset value per share...................................  $      14.32       $      14.32

Retail B and Class G(3)
Net asset value.............................................  $ 95,343,976       $ 95,343,976
Shares outstanding..........................................     6,673,667          6,673,667
Net asset value per share...................................  $      14.29       $      14.29

Prime B and Class B(3)
Net asset value.............................................  $    336,768       $    336,768
Shares outstanding..........................................        23,557             23,557
Net asset value per share...................................  $      14.30       $      14.30

Trust and Class Z(3)
Net asset value.............................................  $202,955,746       $202,955,746
Shares outstanding..........................................    14,168,673         14,168,673
Net asset value per share...................................  $      14.32       $      14.32


---------------

+ The Asset Allocation Fund will be the accounting survivor for financial statement purposes.



(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty-Stein Roe Fund will be received by the shareholders of the Asset Allocation Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty-Stein Roe Fund that actually will be received on or after such date.



(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Asset Allocation Fund on May 31, 2002. As of May 31, 2002, there were no Class T, Class G, Class A, Class B or Class Z shares of the Liberty-Stein Roe Fund outstanding. Upon consummation of the Acquisition, Retail A Shares of the Asset Allocation Fund will be exchanged for new Class T shares of the Liberty-Stein Roe Fund, Retail B Shares of the Asset Allocation Fund will be exchanged for new Class G shares of the Liberty-Stein Roe Fund, Prime A Shares of the Asset Allocation Fund will be exchanged for new Class A shares of the Liberty-Stein Roe Fund, Prime B Shares of the Asset Allocation Fund will be exchanged for new Class B shares of the Liberty-Stein Roe Fund, and Trust Shares of the Asset Allocation Fund will be exchanged for Class Z shares of the Liberty-Stein Roe Fund.



(3) Represents capitalization information for Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares of the Asset Allocation Fund and Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares of the Liberty-Stein Roe Fund pro forma combined.



  Financial Highlights of the Asset Allocation Fund



     The Asset Allocation Fund will be the accounting survivor for the Liberty-Stein Roe Fund for financial statement purposes. The financial highlights tables that follow will help you understand the financial performance for the Asset Allocation Fund for the past five years (or the period since a particular class of shares was first offered). Certain information reflects the performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Asset Allocation Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young LLP, independent auditors. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors. The information for the six month period ended April 30, 2002 is unaudited.

                          GALAXY ASSET ALLOCATION FUND


                                RETAIL A SHARES


                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                   SIX-MONTH
                                  PERIOD ENDED                    YEARS ENDED OCTOBER 31,
                                   APRIL 30,      --------------------------------------------------------
                                      2002          2001        2000        1999        1998        1997
                                  ------------    --------    --------    --------    --------    --------
                                  (UNAUDITED)
Net asset value,
  beginning of period...........    $  14.95      $  18.79    $  17.74    $  16.95    $  16.46    $  14.52
                                    --------      --------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income(1)......        0.13(3)       0.33(3)     0.37(3)     0.37        0.38        0.40
  Net realized and unrealized
    gain (loss) on
    investments.................       (0.58)        (3.08)       1.36        1.21        1.72        2.43
                                    --------      --------    --------    --------    --------    --------
Total from investment
  operations....................       (0.45)        (2.75)       1.73        1.58        2.10        2.83
                                    --------      --------    --------    --------    --------    --------
Less distributions:
  Distributions from net
    investment income...........       (0.10)        (0.35)      (0.37)      (0.36)      (0.40)      (0.38)
  Distributions from net
    realized capital gains......          --         (0.74)      (0.31)      (0.43)      (1.21)      (0.51)
                                    --------      --------    --------    --------    --------    --------
Total distributions.............       (0.10)        (1.09)      (0.68)      (0.79)      (1.61)      (0.89)
                                    --------      --------    --------    --------    --------    --------
Net increase (decrease) in net
  asset value...................       (0.55)        (3.84)       1.05        0.79        0.49        1.94
                                    --------      --------    --------    --------    --------    --------
Net asset value, end of
  period........................    $  14.40      $  14.95    $  18.79    $  17.74    $  16.95    $  16.46
                                    ========      ========    ========    ========    ========    ========
Total return(2).................        3.04%(4)    (15.18)%      9.98%       9.53%      13.85%      20.23%
Ratios/supplemental data:
  Net assets, end of period (in
    000s).......................    $258,608      $289,882    $371,590    $389,077    $323,498    $177,239
Ratios to average net assets:
  Net investment income
    including
    reimbursement/waiver........        1.69%(5)      2.01%       2.01%       2.11%       2.43%       2.66%
  Operating expenses including
    reimbursement/waiver........        1.35%(5)      1.33%       1.29%       1.32%       1.33%       1.37%
  Operating expenses excluding
    reimbursement/waiver........        1.36%(5)      1.34%       1.29%       1.32%       1.33%       1.37%
Portfolio turnover rate.........          14%(4)        65%         59%        135%        108%         58%


---------------

(1) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or its affiliates and/or the administrator for Retail A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.13(3), $0.33(3),
    $0.37(3), $0.37, $0.38 and $0.40, respectively.



(2) Calculation does not include the effect of any sales charges for Retail A Shares.



(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.



(4) Not annualized.



(5) Annualized.

                          GALAXY ASSET ALLOCATION FUND


                                RETAIL B SHARES


                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                 SIX-MONTH
                                PERIOD ENDED                      YEARS ENDED OCTOBER 31,
                                 APRIL 30,        --------------------------------------------------------
                                    2002            2001        2000        1999        1998        1997
                                ------------      --------    --------    --------    --------    --------
                                (UNAUDITED)
Net asset value,
  beginning of period.........    $  14.92        $  18.74    $  17.70    $  16.92    $  16.43    $  14.51
                                  --------        --------    --------    --------    --------    --------
Income from investment
  operations:
  Net investment income(1)....       (0.07)(3)        0.22(3)     0.24(3)     0.25        0.29        0.29
  Net realized and unrealized
    gain (loss) on
    investments...............       (0.57)          (3.06)       1.36        1.21        1.71        2.42
                                  --------        --------    --------    --------    --------    --------
Total from investment
  operations..................       (0.50)          (2.84)       1.60        1.46        2.00        2.71
                                  --------        --------    --------    --------    --------    --------
Less distributions:
  Distributions from net
    investment income.........       (0.05)          (0.24)      (0.25)      (0.25)      (0.30)      (0.28)
  Distributions from net
    realized capital gains....          --           (0.74)      (0.31)      (0.43)      (1.21)      (0.51)
                                  --------        --------    --------    --------    --------    --------
Total distributions...........       (0.05)          (0.98)      (0.56)      (0.68)      (1.51)      (0.79)
                                  --------        --------    --------    --------    --------    --------
Net increase (decrease) in net
  asset value.................       (0.55)          (3.82)       1.04        0.78        0.49        1.92
                                  --------        --------    --------    --------    --------    --------
Net asset value, end of
  period......................    $  14.37        $  14.92    $  18.74    $  17.70    $  16.92    $  16.43
                                  ========        ========    ========    ========    ========    ========
Total return(2)...............       (3.37)%(4)     (15.72)%      9.20%       8.76%      13.14%      19.34%
Ratios/supplemental data:
  Net assets, end of period
    (in 000s).................    $ 97,024        $106,074    $105,980    $ 91,199    $ 57,876    $ 30,688
Ratios to average net assets:
  Net investment income
    including
    reimbursement/waiver......        0.97%(5)        1.33%       1.31%       1.43%       1.77%       1.95%
  Operating expenses including
    reimbursement/waiver......        2.07%(5)        2.01%       1.99%       2.00%       1.99%       2.10%
  Operating expenses excluding
    reimbursement/waiver......        2.10%(5)        2.02%       1.99%       2.00%       1.99%       2.19%
Portfolio turnover rate.......          14%(4)          65%         59%        135%        108%         58%


---------------

(1) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or its affiliates and/or the administrator for Retail B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.07(3), $0.22(3),
    $0.24(3), $0.25, $0.29 and $0.28, respectively.



(2) Calculation does not include the effect of any sales charges for Retail B Shares.



(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.



(4) Not annualized.



(5) Annualized.

                          GALAXY ASSET ALLOCATION FUND


                                  TRUST SHARES


                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                            SIX-MONTH
                           PERIOD ENDED                     YEARS ENDED OCTOBER 31,
                            APRIL 30,       --------------------------------------------------------
                               2002           2001         2000         1999       1998       1997
                           ------------     --------     --------     --------   --------   --------
                           (UNAUDITED)
Net asset value,
  beginning of period....    $  14.94       $  18.78     $  17.73     $  16.96   $  16.47   $  14.53
                             --------       --------     --------     --------   --------   --------
Income from investment
  operations:
  Net investment
    income(1)............        0.14(2)        0.37(2)      0.41(2)      0.40       0.42       0.43
  Net realized and
    unrealized gain
    (loss) on
    investments..........       (0.57)         (3.08)        1.36         1.20       1.71       2.42
                             --------       --------     --------     --------   --------   --------
Total from investment
  operations.............       (0.43)         (2.71)        1.77         1.60       2.13       2.85
                             --------       --------     --------     --------   --------   --------
Less distributions:
  Distributions from net
    investment income....       (0.12)         (0.39)       (0.41)       (0.40)     (0.43)     (0.40)
  Distributions from net
    realized capital
    gains................          --          (0.74)       (0.31)       (0.43)     (1.21)     (0.51)
                             --------       --------     --------     --------   --------   --------
Total distributions......       (0.12)         (1.13)       (0.72)       (0.83)     (1.64)     (0.91)
                             --------       --------     --------     --------   --------   --------
Net increase (decrease)
  in net asset value.....       (0.55)         (3.84)        1.05         0.77       0.49       1.94
                             --------       --------     --------     --------   --------   --------
Net asset value, end of
  period.................    $  14.39       $  14.94     $  18.78     $  17.73   $  16.96   $  16.47
                             ========       ========     ========     ========   ========   ========
Total return.............       (3.01)%(3)    (14.94)%      10.21%        9.63%     14.05%     20.42%
Ratios/supplemental data:
  Net assets, end of
    period (in 000s).....    $207,687        230,562     $290,970     $269,851   $218,666   $171,741
Ratios to average net
  assets:
  Net investment income
    including
   reimbursement/waiver..        1.92%(4)       2.23%        2.21%        2.31%      2.63%      2.82%
  Operating expenses
    including
   reimbursement/waiver..        1.12%(4)       1.11%        1.09%        1.12%      1.13%      1.21%
  Operating expenses
    excluding
   reimbursement/waiver..        1.14%(4)       1.11%        1.09%        1.12%      1.13%      1.22%
Portfolio turnover
  rate...................          14%(3)         65%          59%         135%       108%        58%


---------------

(1) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or its affiliates and/or the administrator for Trust Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.14(2), $0.37(2),
    $0.41(2), $0.40, $0.42 and $0.43, respectively.



(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.



(3) Not annualized.



(4) Annualized.

                          GALAXY ASSET ALLOCATION FUND


                                 PRIME A SHARES


                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                    SIX-MONTH
                                   PERIOD ENDED                   YEARS ENDED OCTOBER 31,
                                    APRIL 30,      -----------------------------------------------------
                                       2002             2001              2000              1999(1)
                                   ------------    --------------    --------------    -----------------
                                   (UNAUDITED)
Net asset value, beginning of
  period.........................     $14.95           $18.77            $17.73             $16.95
                                      ------           ------            ------             ------
Income from investment
  operations:
  Net investment income(2).......      (0.12)(4)         0.34(4)           0.39(4)            0.44
  Net realized and unrealized
     gain (loss) on
     investments.................      (0.58)           (3.06)             1.36               1.17
                                      ------           ------            ------             ------
Total from investment
  operations.....................      (0.46)           (2.72)             1.75               1.61
                                      ------           ------            ------             ------
Less distributions:
  Distributions from net
     investment income...........      (0.10)           (0.36)            (0.40)             (0.40)
  Distributions from net realized
     capital gains...............         --            (0.74)            (0.31)             (0.43)
                                      ------           ------            ------             ------
Total distributions..............      (0.10)           (1.10)            (0.71)             (0.83)
                                      ------           ------            ------             ------
Net increase (decrease) in net
  asset value....................      (0.56)           (3.82)             1.04               0.78
                                      ------           ------            ------             ------
Net asset value, end of period...     $14.39           $14.95            $18.77             $17.73
                                      ======           ======            ======             ======
Total return(3)..................      (3.11)%(5)      (15.08)%           10.15%              9.72%
Ratios/supplemental data:
  Net assets, end of period (in
     000s).......................     $   49           $   60            $  186             $  238
  Ratios to average net assets:
  Net investment income including
     reimbursement/waiver........       1.66%(6)         2.07%             2.15%              2.27%
  Operating expenses including
     reimbursement/waiver........       1.38%(6)         1.26%             1.15%              1.16%
  Operating expenses excluding
     reimbursement/waiver........       1.53%(6)         1.38%             1.30%              1.29%
Portfolio turnover rate..........         14%(5)           65%               59%               135%


---------------


(1) The Fund began issuing Prime A Shares on November 1, 1998.



(2) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or its affiliates and/or the administrator for Prime A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000 and 1999 was $0.11(4), $0.33(4), $0.37(4) and
    $0.41, respectively.



(3) Calculation does not include the effect of any sales charges for Prime A Shares.



(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.



(5) Not annualized.



(6) Annualized.

                          GALAXY ASSET ALLOCATION FUND


                                 PRIME B SHARES


                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                      SIX-MONTH
                                     PERIOD ENDED                  YEARS ENDED OCTOBER 31,
                                      APRIL 30,       --------------------------------------------------
                                         2002              2001              2000              1999
                                     ------------     --------------    --------------    --------------
                                     (UNAUDITED)
Net asset value, beginning of
  period...........................     $14.93             18.75            $17.71            $16.95
                                        ------            ------            ------            ------
Income from investment operations:
  Net investment income(2).........       0.08(4)           0.22(4)           0.26(4)           0.29
  Net realized and unrealized gain
     (loss) on investments.........      (0.58)            (3.06)             1.35              1.19
                                        ------            ------            ------            ------
Total from investment operations...      (0.50)            (2.84)             1.61              1.48
                                        ------            ------            ------            ------
Less distributions:
  Distributions from net investment
     income........................      (0.05)            (0.24)            (0.26)            (0.29)
  Distributions from net realized
     capital gains.................         --             (0.74)            (0.31)            (0.43)
                                        ------            ------            ------            ------
Total distributions................      (0.05)            (0.98)            (0.57)            (0.72)
                                        ------            ------            ------            ------
Net increase (decrease) in net
  asset value......................      (0.55)            (3.82)             1.04              0.76
                                        ------            ------            ------            ------
Net asset value, end of period.....     $14.38            $14.93            $18.75            $17.71
                                        ======            ======            ======            ======
Total return(3)....................      (3.38)%(5)       (15.68)%            9.29%             8.91%
Ratios/supplemental data:
  Net assets, end of period (in
     000s).........................     $  339            $  389            $  526            $  519
  Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........       1.00%(6)          1.34%             1.41%             1.53%
  Operating expenses including
     reimbursement/waiver..........       2.04%(6)          1.99%             1.89%             1.90%
  Operating expenses excluding
     reimbursement/waiver..........       2.05%(6)          2.03%             2.06%             2.08%
Portfolio turnover rate............         14%(5)            65%               59%              135%


---------------

(1) The Fund began issuing Prime B Shares on November 1, 1998.



(2) Net investment income per share before reimbursement/waiver of fees by the investment advisor and/or its affiliates and/or the administrator for Prime B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000 and 1999 was $0.07(4), $0.22(4), $0.23(4) and
    $0.26, respectively.



(3) Calculation does not include the effect of any sales charges for Prime B Shares.



(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.



(5) Not annualized.



(6) Annualized.


  Federal Income Tax Consequences

     The Acquisition is intended to be a tax-free reorganization. Ropes & Gray, Liberty-Stein Roe's counsel, has delivered to the Asset Allocation Fund and the Liberty-Stein Roe Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Asset Allocation Fund or the shareholders of the Asset Allocation Fund as a result of the Acquisition;

     - under Section 358 of the Code, the tax basis of the Liberty-Stein Roe Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Asset Allocation Fund shares exchanged therefor, as applicable;

     - under Section 1223(1) of the Code, your holding period for the Liberty-Stein Roe Fund shares you receive will include the holding period for your Asset Allocation Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;

     - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty-Stein Roe Fund as a result of the Acquisition;

     - under Section 362(b) of the Code, the Liberty-Stein Roe Fund's tax basis in the assets that the Liberty-Stein Roe Fund receives from the Asset Allocation Fund will be the same as the Asset Allocation Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Liberty-Stein Roe Fund's holding period in such assets will include the Asset Allocation Fund's holding period in such assets.

     The opinion is, and the confirmation letter will be, based on certain factual certifications made by officers of Galaxy and Liberty-Stein Roe, as applicable. No opinion or confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.

     Prior to the closing of the Acquisition, the Asset Allocation Fund will distribute to its shareholders all of its net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.


     The Liberty-Stein Roe Fund's ability to carry forward the realized capital losses of an Acquired Fund and use them to offset its own future gains may be limited. First, one Fund's capital losses cannot be used to offset non-de minimis net pre-Acquisition "built-in" gains of any other Fund for five tax years. Second, a portion of an Acquired Fund's capital losses may become unavailable for use by the Liberty-Stein Roe Fund to offset any gains at all. Third, capital losses that do remain available to the Liberty-Stein Roe Fund will offset capital gains realized after the Acquisition and thus will reduce distributions to a broader group of shareholders than would have been the case absent such Acquisition. Therefore, in certain circumstances, former shareholders of an Acquired Fund may pay more taxes, or pay taxes sooner, than they would had the Acquisition not occurred.



     As of May 31, 2002, the Asset Allocation Fund had approximately $15 million in realized capital losses, including current-year losses and net of current-year gains, and had approximately $19 million in pre-Acquisition "built-in" gains. As of the same date, the Balanced Fund had no realized capital losses, including current-year losses and net of current-year gains, and had approximately $23 million in pre-Acquisition "built-in" gains.



     If the Acquisition had occurred on May 31, 2002, the capital losses of the Asset Allocation Fund could not be used to offset net pre-Acquisition "built-in" gains of the Balanced Fund.


     This description of the federal income tax consequences of each Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

  Performance Information

     The chart below shows the percentage gain or loss for Trust Shares of the Asset Allocation Fund in each of the last ten calendar years. The chart should give you a general idea of how the Asset Allocation Fund's returns have varied from year to year. The chart includes the effects of expenses for Trust Shares. Returns for Retail A, Retail B, Prime A and Prime B Shares were lower than the returns shown because they have higher expenses than Trust Shares. In addition, returns for Retail A, Retail B, Prime A and Prime B Shares would be even lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

     Additional discussion of the manner of calculation of total return is contained in the Asset Allocation Fund's Prospectuses and Statements of Additional Information.

                             ASSET ALLOCATION FUND
                                  TRUST SHARES
[ASSET ALLOCATION FUND BAR GRAPH]

                                                                  Asset Allocation Fund Trust Shares
1992                                                                                            6.58
1993                                                                                            8.08
1994                                                                                           -2.29
1995                                                                                           30.54
1996                                                                                           15.36
1997                                                                                           19.86
1998                                                                                           17.89
1999                                                                                            7.41
2000                                                                                            2.08
2001                                                                                           -8.12


The Fund's year-to-date total return through           For period shown in bar chart:
  June 30, 2002, was -11.86%                           Best quarter: 4th quarter 1998, +11.74%
                                                       Worst quarter: 3rd quarter 2001, -8.14%



     The following table lists the average annual total returns for Retail A, Retail B, Prime A, Prime B and Trust Shares of the Asset Allocation Fund for the one-year, five-year, ten-year and life-of-the-fund periods, as applicable, ended December 31, 2001 (including applicable sales charges). The table is intended to provide you with some indication of the risks of investing in the Asset Allocation Fund. At the bottom of the table, you can compare the Asset Allocation Fund's performance with broad-based market indices.


     After-tax returns are shown for Trust Shares only. After-tax returns for Retail A, Retail B, Prime A and Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ASSET ALLOCATION FUND(1)


                                            INCEPTION                                     LIFE OF THE
                                              DATE       1 YEAR    5 YEARS    10 YEARS       FUND
Trust Shares(%)                              12/30/91
  Return Before Taxes                                     -8.12      7.32       9.20          9.20
  Return After Taxes on Distributions                     -8.83      5.61       7.71          7.71
  Return After Taxes on Distributions and
     Sale of Fund Shares                                  -4.95      5.41       7.12          7.12
-----------------------------------------------------------------------------------------------------
Retail A Shares(%)(2)                        12/30/91
  Return Before Taxes                                    -13.58      5.87       8.41          8.40
-----------------------------------------------------------------------------------------------------
Retail B Shares(%)(3)                        03/04/96
  Return Before Taxes                                    -13.45      5.92        N/A          7.12
-----------------------------------------------------------------------------------------------------
Prime A Shares(%)                             11/1/98
  Return Before Taxes                                    -13.28       N/A        N/A          0.28
-----------------------------------------------------------------------------------------------------
Prime B Shares(%)                             11/1/98
  Return Before Taxes                                    -13.46       N/A        N/A          0.49
-----------------------------------------------------------------------------------------------------
S&P 500 Index(%)                                  N/A                                        12.93(4)
(reflects no deduction for fees,                                                             10.88(5)
expenses or taxes)                                       -11.88     10.70      12.93          2.68(6)
-----------------------------------------------------------------------------------------------------
Dow Jones Industrial Average(%)                   N/A                                        12.20(4)
(reflects no deduction for fees,                                                             10.88(5)
expenses or taxes)                                        -7.10      9.22      12.20          4.98(6)


---------------

(1) The Asset Allocation Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), and the Dow Jones Industrial Average (the "DJIA"). The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 Index is heavily weighted with the stocks of large companies. The DJIA is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks. Unlike the Asset Allocation Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. Securities in the Asset Allocation Fund may not match those in the S&P 500 Index or the DJIA. It is not possible to invest directly in indices.


(2) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001.

(4) Index performance information is from December 31, 1991 to December 31,
    2001.

(5) Index performance information is from February 29, 1996 to December 31,
    2001.

(6) Index performance information is from October 31, 2001 to December 31, 2001.


THE GALAXY TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.


  Required Vote for the Proposal


     Approval of the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy, on behalf of the Asset Allocation Fund, Liberty-Stein Roe on behalf of the Liberty-Stein Roe Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of the Asset Allocation Fund which means more than 50% of the outstanding shares of the Asset Allocation Fund. A vote of the shareholders of the Liberty-Stein Roe Fund is not needed to approve the Acquisition.

                                    GENERAL

VOTING INFORMATION


     The Galaxy Trustees are soliciting proxies from the shareholders of the Asset Allocation Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on October 18, 2002, at Galaxy's offices, One Financial Center, Boston, Massachusetts 02111-2621. The shareholder meeting notice, this Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about August 26, 2002.


  Information About Proxies and the Conduct of the Meeting


     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Galaxy or by employees or agents of its service contractors. In addition, PROXY ADVANTAGE, a division of PFPC, Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of $47,485, which will be paid by Columbia as noted below.


     Voting Process.

     You can vote in any one of the following ways:

     (a) By mail, by filling out and returning the enclosed proxy card;

     (b) By phone or Internet (see enclosed proxy insert for instructions); or

     (c) In person at the Meeting.

     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. For each full share of the Asset Allocation Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.


     Costs. Except for fees for registering and qualifying shares to be issued in the Acquisition which will be borne by the Liberty-Stein Roe Fund, the estimated costs of the Meeting, including the costs of soliciting proxies and the costs of the Acquisition, will be borne by Columbia.


     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Galaxy, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.


     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Asset Allocation Fund at the Meeting. A quorum is constituted with respect to the Asset Allocation Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Asset Allocation Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


     Adviser and Underwriter. The address of the Asset Allocation Fund's and Liberty-Stein Roe Fund's investment adviser is Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02110. FIA was established in 1984. FIA also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of June 30, 2002, FIA managed over $89 billion in assets. During the fiscal year ended October 31, 2001, the Asset Allocation Fund paid FIA a management fee of 0.75%, of its average net assets.


     FIA is part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston and includes several other separate legal entities. The legal entities comprising Columbia are managed by a single management team. These entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds.

     The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111.


     Other Service Providers for the Liberty-Stein Roe Fund and the Asset Allocation Fund. In some cases, the Liberty-Stein Roe Fund and the Asset Allocation Fund have different service providers. Upon completion of the Acquisition, the Liberty-Stein Roe Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Liberty-Stein Roe Fund and the Asset Allocation Fund.



                                LIBERTY-STEIN ROE FUND               ASSET ALLOCATION FUND
                          ----------------------------------   ----------------------------------
Administrator...........  Stein Roe & Farnham Incorporated     Fleet Investment Advisors Inc.
                          One South Wacker Drive               100 Federal Street
                          Chicago, IL 60606                    Boston, MA 02110

Fund Accountant.........  Stein Roe & Farnham Incorporated     Colonial Management Associates,
                          One South Wacker Drive               Inc.
                          Chicago, IL 60606                    One Financial Center
                                                               Boston, MA 02111
Sub-Administrator/
  Sub-Fund Accountant...  None                                 PFPC Inc.
                                                               4400 Computer Drive
                                                               Westborough, MA 01581-5108

Transfer Agent..........  Liberty Funds Services, Inc          Liberty Funds Services, Inc.
                          P.O. Box 8081                        P.O. Box 8081
                          Boston, MA 02266-8081                Boston, MA 02266-8081

Custodian...............  State Street Bank and Trust          JPMorgan Chase Bank
                          Company                              270 Park Avenue
                          225 Franklin Street                  New York, NY 10017-2070
                          Boston, MA 02101

Independent Auditors....  PricewaterhouseCoopers LLP           Ernst & Young LLP
                          160 Federal Street                   200 Clarendon Street
                          Boston, MA 02110-2624                Boston, MA 02116



     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of August 2, 2002, for each class of the Asset Allocation Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of the Asset Allocation Fund, and contains information about the executive officers and Trustees of Galaxy and Liberty-Stein Roe and their shareholdings in the Asset Allocation Fund and Galaxy and in Liberty-Stein Roe, respectively.



     Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to the Asset Allocation Fund, or if the Asset Allocation Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies (the "Designees"), or their substitutes, may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Asset Allocation Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present at the Meeting, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.

     At the record date for the Meeting, affiliates of Columbia owned of record with discretion to vote approximately 6% of the outstanding shares of the Asset Allocation Fund, as trustee or agent for their respective customers. The agreements with these affiliates of Columbia governing the accounts of beneficial owners of shares of the Asset Allocation Fund generally provide the affiliates with the discretion to vote all shares held by them of record. The affiliates of Columbia have informed Galaxy that they may vote such shares themselves in their capacity as fiduciaries and that they have engaged an independent third party to evaluate the Proposal and make a recommendation as to how to vote the shares.


     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Asset Allocation Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Galaxy has previously received written contrary instructions from the shareholder entitled to vote the shares.


     Shareholder Proposals at Future Meetings. Neither Galaxy nor Liberty-Stein Roe hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any fund or either Galaxy or Liberty-Stein Roe must be received by the relevant fund in writing a reasonable time before Galaxy or Liberty-Stein Roe, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant fund, care of, as applicable, The Galaxy Fund, Attention: Secretary, or Liberty-Stein Roe Funds Investment Trust, Attention: Secretary, in each case at One Financial Center, Boston, Massachusetts 02111.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 19, 2002, is by and among The Galaxy Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 31, 1986, as amended, on behalf of the Galaxy Asset Allocation Fund (the "Acquired Fund"), a separate series of the Trust, Liberty-Stein Roe Funds Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 14, 1985, as amended, on behalf of the Liberty Asset Allocation Fund (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     If the reorganization described in this Agreement (the "Reorganization") is approved by the Retail A, Retail B, Prime A, Prime B and Trust shareholders of the Acquired Fund voting together as a single class, the Reorganization will consist of the transfer of all of the assets of such Acquired Fund in exchange for Class T, Class G, Class A, Class B and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of such Acquired Fund (other than certain expenses of the Reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the Reorganization contemplated hereby to be paid by Columbia pursuant to paragraph
             9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its Retail A, Retail B, Prime A, Prime B and Trust shareholders of record ("Acquired Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to holders of: (i) Retail A Shares of the Acquired Fund shall consist of Class T shares of the Acquiring Fund;
         (ii) Retail B Shares of the Acquired Fund shall consist of Class G shares of the Acquiring Fund (iii) Prime A Shares of the Acquired Fund shall consist of Class A shares of the Acquiring Fund, (iv) Prime B Shares of the Acquired Fund shall consist of Class B shares of the Acquiring Fund, and (v) Trust Shares of the Acquired Fund shall consist of Class Z shares of the Acquiring Fund.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by the Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.


     3.1 The Closing Date shall be on November 15, 2002, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree.


     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Liberty Asset Allocation Fund."


     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended October 31, 2001, of the Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund does not have any known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since April 30, 2002;



        (g) Since April 30, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;


        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, with a par value of $.001 per share, of multiple series and classes. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Retail B Shares which convert to Retail A Shares and Prime B Shares which convert to Prime A Shares after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

        (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);


        (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of April 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;

        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and



        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.


     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement.

        (g) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;

        (h) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class T shares, Class G shares, Class A shares, Class B shares, Class C shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares and Class G shares which convert to Class A shares and Class T shares, respectively, after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;

        (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (j) The Acquisition Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class T, Class G, Class A, Class B and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (k) The information provided by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class T shares, Class G shares, Class A shares, Class B shares and Class Z shares of beneficial interest in the Acquiring Fund (except that shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations), and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Except as previously disclosed, pursuant to subparagraph 4.1(e) above, such counsel does not know of any legal or governmental proceedings relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or the Acquired Fund or any of its properties or assets and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date.

     7.4 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of the Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by the Acquired Fund of such Acquisition Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

        (f) The shareholders of the Acquired Fund, will recognize no gain or loss upon the exchange of all of their shares of the Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of the Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of the Acquired Fund will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund and the Acquiring Fund.


9. BROKERAGE FEES AND EXPENSES.


     9.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund (other than fees paid to governmental authorities for registration and qualification of the Acquisition Shares), one hundred percent (100%) of such expenses shall be borne by Columbia.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:


        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;



        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or



        (c) If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.


     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, or to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                              [Signatures omitted]


                                          THE GALAXY FUND
                                          on behalf of the Galaxy Asset
                                          Allocation Fund

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          LIBERTY-STEIN ROE FUNDS INVESTMENT
                                          TRUST

                                          on behalf of the Liberty Asset
                                          Allocation Fund


                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                                                      APPENDIX B



                                FUND INFORMATION



      SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE ASSET ALLOCATION FUND



     Only the shareholders of record of the Asset Allocation Fund at the close of business on August 2, 2002, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Asset Allocation Fund was as follows:



                                                                        NUMBER OF SHARES
                                                                        OUTSTANDING AND
FUND                                                         CLASS      ENTITLED TO VOTE
----                                                        --------    ----------------
Asset Allocation Fund.....................................  Retail A     16,564,071.832
                                                            Retail B      6,227,865.433
                                                            Prime A           3,293.837
                                                            Prime B          21,620.572
                                                            Trust        13,050,206.357
                                                                         --------------
                                                            Total        35,867,058.031



OWNERSHIP OF SHARES



     As of August 2, 2002, Galaxy believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of the Asset Allocation Fund and of Galaxy as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the Asset Allocation Fund:



                                                           NUMBER OF     PERCENTAGE OF
                                                          OUTSTANDING     OUTSTANDING
                                                           SHARES OF       SHARES OF     PERCENTAGE OF
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER    CLASS OWNED     CLASS OWNED     FUND OWNED
--------------         -------------------------------   -------------   -------------   -------------
ASSET ALLOCATION FUND
Prime A..............  US Clearing Corp.                   1,160.569       35.25  %         <1%
                       FBO 194-97099-17
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    745.351        22.68  %         <1%
                       FBO 175-97327-10
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    434.491        13.18  %         <1%
                       FBO 170-02647-14
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    403.721        12.27  %         <1%
                       FBO 155-98529-16
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    290.282        8.80   %         <1%
                       FBO 108-98907-17
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    256.140        7.77   %         <1%
                       FBO 145-90771-19
                       26 Broadway
                       New York, NY 10004-1703

                                                           NUMBER OF     PERCENTAGE OF
                                                          OUTSTANDING     OUTSTANDING
                                                           SHARES OF       SHARES OF     PERCENTAGE OF
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER    CLASS OWNED     CLASS OWNED     FUND OWNED
--------------         -------------------------------   -------------   -------------   -------------
Prime B..............  US Clearing Corp.                   3,174.657       14.69  %         <1%
                       FBO 138-97818-14
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                   3,100.201       14.34  %         <1%
                       FBO 102-92974-11
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                   2,065.069       9.55   %         <1%
                       FBO 166-98559-16
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                   2,055.306       9.27   %         <1%
                       FBO 166-97970-19
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                   1,528.818       7.07   %         <1%
                       FBO 013-00189-14
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                   1,160.830       5.37   %         <1%
                       FBO 147-97820-11
                       26 Broadway
                       New York, NY 10004-1703

Trust................  AMVESCAP National Trust           4,112,491.605     31.51  %       11.47%
                       Company AGE
                       For Fleet National Bank FBO
                       FleetBoston Financial Savings
                       Plus
                       PO Box 4054
                       Concord, CA 94524-4054

                       Gales & Co                        1,584,201.861     12.14  %        4.42%
                       Fleet Investment Services
                       Mutual Funds Unit --,
                       NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

                       Gales & Co                         934,369.317      7.16   %        2.61%
                       Fleet Investment Services
                       Mutual Funds Unit --,
                       NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001



     As of August 2, 2002, Liberty-Stein Roe believes that is Trustees and officers, as a group, owned less than one percent of each class of shares of the Balanced Fund and of Liberty-Stein Roe as a whole. As of August 2,

2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the Balanced Fund:



                                                              NUMBER OF    PERCENTAGE OF
                                                             OUTSTANDING    OUTSTANDING     PERCENTAGE
                                                              SHARES OF      SHARES OF        OF FUND
FUND AND CLASS             NAME AND ADDRESS OF SHAREHOLDER   CLASS OWNED    CLASS OWNED        OWNED
--------------             -------------------------------   -----------   -------------   -------------
BALANCED FUND
Shares...................  Charles Schwab & Co. Inc.         540,680.291        8.58%           8.58%
                           Special Custody Account for the
                           Exclusive Benefit of Customers
                           Attn: Mutual Funds
                           101 Montgomery Street
                           San Francisco, CA 94104-4122



OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITIONS



     The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the Asset Allocation Fund and Balanced Fund as of August 2, 2002 would own the percentages of the Liberty-Stein Roe Fund noted below upon consummation of the Acquisitions. The percentages presented below assume that the Acquisitions of both Acquired Funds are consummated. The percentages for each scenario where one Acquisition is consummated but not the other would be the same as the percentages presented under "Ownership of Shares" above for the Fund whose Acquisition is consummated.



                                                                  PERCENTAGE OF
                                                                OUTSTANDING SHARES     PERCENTAGE OF
                                                                  OF CLASS OWNED        FUND OWNED
                                                                UPON CONSUMMATION    UPON CONSUMMATION
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER    OF ACQUISITIONS      OF ACQUISITIONS
--------------                -------------------------------   ------------------   -----------------
ASSET ALLOCATION FUND
Prime A.....................  US Clearing Corp.                       35.25%                  <1%
                              FBO 194-97099-17
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                       22.68%                  <1%
                              FBO 175-97327-10
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                       13.18%                  <1%
                              FBO 170-02647-14
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp                        12.27%                  <1%
                              FBO 155-98529-16
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                        8.80%                  <1%
                              FBO 108-98907-17
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                        7.77%                  <1%
                              FBO 145-90771-19
                              26 Broadway
                              New York, NY 10004-1703

                                                                  PERCENTAGE OF
                                                                OUTSTANDING SHARES     PERCENTAGE OF
                                                                  OF CLASS OWNED        FUND OWNED
                                                                UPON CONSUMMATION    UPON CONSUMMATION
FUND AND CLASS                NAME AND ADDRESS OF SHAREHOLDER    OF ACQUISITIONS      OF ACQUISITIONS
--------------                -------------------------------   ------------------   -----------------
Prime B.....................  US Clearing Corp.                       14.69%                  <1%
                              FBO 138-97818-14
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                       14.34%                  <1%
                              FBO 102-92974-11
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                        9.55%                  <1%
                              FBO 166-98559-16
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                        9.27%                  <1%
                              FBO 166-97970-19
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                        7.07%                  <1%
                              FBO 013-00189-14
                              26 Broadway
                              New York, NY 10004-1703

                              US Clearing Corp.                        5.37%                  <1%
                              FBO 147-97820-11
                              26 Broadway
                              New York, NY 10004-1703

Trust.......................  AMVESCAP National Trust Company         17.58%                9.75%
                              AGE
                              For Fleet National Bank FBO
                              FleetBoston Financial Savings
                              Plus
                              PO Box 4054
                              Concord, CA 94524-4054

                              Gales & Co.                              6.77%                3.43%
                              Fleet Investment Services
                              Mutual Funds Unit --,
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

                              Gales & Co.                              3.99%                2.02%
                              Fleet Investment Services
                              Mutual Funds Unit --,
                              NY/RO/TO4A
                              159 East Main Street
                              Rochester, NY 14638-0001

LIBERTY-STEIN ROE FUND
Shares......................  Charles Schwab & Co. Inc.                3.79%                1.92%
                              Special Custody Account for the
                              Exclusive Benefit of Customers
                              ATTN Mutual Funds
                              101 Montgomery Street
                              San Francisco, CA 94104-4122

                                                                      APPENDIX C



INFORMATION APPLICABLE TO CLASS Z, CLASS T, CLASS G, CLASS A AND CLASS B SHARES OF THE LIBERTY ASSET ALLOCATION FUND AND TRUST, RETAIL A, RETAIL B, PRIME A AND
               PRIME B SHARES OF THE GALAXY ASSET ALLOCATION FUND


COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE LIBERTY-STEIN ROE FUND AND THE GALAXY FUND.


     Class Z Shares and Trust Shares. There are no distribution and service (12b-1) fees on Class Z shares of the Liberty-Stein Roe Fund or Trust Shares of the Galaxy Fund. Although Galaxy has adopted a Shareholder Services Plan with respect to Trust Shares of the Galaxy Fund, Galaxy has not entered into any servicing agreements under the Shareholder Services Plan for Trust Shares. The Liberty-Stein Roe Fund has not adopted a shareholder services plan with respect to Class Z shares.


     Class T Shares and Retail A Shares. The Liberty-Stein Roe Fund and Galaxy Fund have each adopted a Shareholder Services Plan (each a "Services Plan") with respect to Class T shares and Retail A Shares, respectively. Under the respective Services Plans, Class T shares of the Liberty-Stein Roe Fund and Retail A Shares of the Galaxy Fund can pay fees for shareholder liaison and/or administrative support services. The fees payable under each Services Plan for such shareholder liaison and/or administrative support services, and the amount of such fees which the Liberty-Stein Roe Fund and the Galaxy Fund expect to pay during the current fiscal year, are the same.

     Class G Shares and Retail B Shares. The Liberty-Stein Roe Fund and Galaxy Fund have each adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (each a "12b-1 Plan") with respect to Class G shares and Retail B Shares, respectively. Under the respective 12b-1 Plans, the Liberty-Stein Roe Fund or the Galaxy Fund may pay (a) its distributor or another person for expenses and activities intended to result in the sale of Class G shares or Retail B Shares, (b) institutions for shareholder liaison services, and (c) institutions for administrative support services. The fees payable under each 12b-1 Plan for such distribution expenses and shareholder liaison and/or administrative support services, and the amount of such fees which the Liberty-Stein Roe Fund and the Galaxy Fund intend to pay during the current fiscal year, are the same.


     Class A Shares and Prime A Shares. The Liberty-Stein Roe Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. The annual service fee and annual distribution fee may equal up to 0.25% and 0.10%, respectively, of net assets for Class A shares of the Liberty-Stein Roe Fund. The Galaxy Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Prime A Shares of the Galaxy Fund ("Prime A Plan"). Under the Prime A Plan, the Galaxy Fund may pay Galaxy's distributor or another person for expenses and activities intended to result in the sale of Prime A Shares. Prime A Shares of the Galaxy Fund can pay distribution fees at an annual rate of up to 0.30% of its Prime A Share net assets. The Galaxy Fund does not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.



     Class B Shares and Prime B Shares. The Liberty-Stein Roe Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares and certain services provided to you by your financial advisor. The annual service fee and annual distribution fee may equal up to 0.25% and 0.75%, respectively, of net assets for Class B shares of the Liberty-Stein Roe Fund. The Galaxy Fund has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Prime B Shares of the Galaxy Fund (the "Prime B Plan"). Under the Prime B Plan, the Galaxy Fund may pay (a) Galaxy's distributor or another person for expenses and activities intended to result in the sale of Prime B Shares, (b) institutions for shareholder liaison services, and (c) institutions for a administrative support services. The Prime B Plan has set a maximum annual rate of up to 0.75% of Prime B Share net assets for distribution expenses, a maximum annual rate of up to 0.25% of Prime B Share net assets for administrative support fees, and a maximum annual rate of up to 0.25% of Prime B Share net assets for shareholder liaison fees for the Galaxy Fund. The Galaxy Fund does not intend to pay more than 1.00% in distribution and shareholder service fees with respect to Prime B Shares during the current fiscal year.

     Shareholder Transactions and Services of the Liberty-Stein Roe Fund and the Galaxy Fund. This section describes the shareholder transactions and services of the Liberty-Stein Roe Fund and the Galaxy Fund.

A. SALES CHARGES, REDUCTION OF SALES CHARGES AND EXEMPTIONS

     Class Z Shares and Trust Shares. Class Z shares of the Liberty-Stein Roe Fund and Trust Shares of the Galaxy Fund are offered at net asset value with no front-end or contingent deferred sales charges.


     Class T Shares and Retail A Shares. Purchases of Class T shares of the Liberty-Stein Roe Fund and Retail A Shares of the Galaxy Fund are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment and the current value of your account. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares, Class T shares, Retail A Shares and Prime A Shares. Class T shares of the Liberty-Stein Roe Fund and Retail A Shares of the Galaxy Fund are subject to the same sales charge schedule, except that for shares purchased without a front-end sales charge, a contingent deferred sales charge (CDSC) of 1% applies to redemptions within one year of purchase for Retail A Shares of the Galaxy Fund compared to 18 months for Class T shares of the Liberty-Stein Roe Fund.



     In addition, the sales charge on purchases of Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund is waived for certain categories of investors or transactions. The sales charges on Class T shares are waived for (i) any Galaxy shareholder who purchased Retail A Shares without a sales charge and continues to hold the shares; (ii) any Galaxy shareholder prior to December 1, 1995; and (iii) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy. The sales charges on Retail A Shares are waived for: (i) any shareholder buying shares with money from another Galaxy fund on which the shareholder has already paid a sales charge (within 90 days of redemption); (ii) an investment professional who places trades for clients and charges a fee; (iii) an investor who buys shares through an all-inclusive fee program (wrap programs) offered by a financial institution; (iv) any Galaxy shareholder prior to December 1, 1995; and (v) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy. The sales charge waivers for Class A shares of the Liberty-Stein Roe Fund and Prime A Shares of the Galaxy Fund, all of which are set forth below, are different in certain respects.


     Class A Shares and Prime A Shares. Purchases of Class A shares of the Liberty-Stein Roe Fund are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below. Similarly, purchases of Prime A Shares of the Galaxy Fund are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment. Sales charges are reduced as the amount invested increases, provided the amount reaches certain specified levels as shown in the tables below. A portion of the sales charge may be reallowed to broker-dealers.

CLASS A SHARES/LIBERTY-STEIN ROE FUND:


                                                                                 % OF OFFERING
                                              AS A % OF                          PRICE RETAINED
                                              THE PUBLIC         AS A % OF        BY FINANCIAL
AMOUNT OF PURCHASE                          OFFERING PRICE    YOUR INVESTMENT     ADVISOR FIRM
------------------                          --------------    ---------------    --------------
Less than $50,000.........................       5.75              6.10               5.00
$50,000 to less than $100,000.............       4.50              4.71               3.75
$100,000 to less than $250,000............       3.50              3.63               2.75
$250,000 to less than $500,000............       2.50              2.56               2.00
$500,000 to less than $1,000,000..........       2.00              2.04               1.75
$1,000,000 or more........................       0.00              0.00               0.00

     Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

     For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the Liberty-Stein Roe Fund's distributor as follows:

PURCHASES OVER $1 MILLION:

AMOUNT PURCHASED                                              COMMISSION %
----------------                                              ------------
First $3 million............................................      1.00
$3 million to less than $5 million..........................      0.80
$5 million to less than $25 million.........................      0.50
$25 million or more.........................................      0.25

     The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the Liberty-Stein Roe Fund's distributor on all purchases of less than $3 million.


PRIME A SHARES/GALAXY FUND:


                                                                               REALLOWANCE TO
                                         SALES CHARGE AS    SALES CHARGE AS     DEALERS AS A
                                         A PERCENTAGE OF    A PERCENTAGE OF     % OF OFFERING
AMOUNT OF PURCHASE                       OFFERING PRICE     PURCHASE AMOUNT    PRICE PER SHARE
------------------                       ---------------    ---------------    ---------------
Less than $50,000......................       5.50%              5.82%              5.00%
$50,000 but less than $100,000.........       4.50%              4.71%              4.00%
$100,000 but less than $250,000........       3.50%              3.63%              3.00%
$250,000 but less than $500,000........       2.50%              2.56%              2.00%
$500,000 but less than $1,000,000......       2.00%              2.04%              1.75%
$1,000,000 and over....................       0.00%              0.00%              0.00%

     There is no front-end sales charge on purchases of Prime A Shares of $1,000,000 or more; however, a CDSC of the lesser of 1% of the offering price of 1% of the net asset value of the shareholder's shares is assessed to Galaxy Fund shareholders who sell their Prime A Shares within one year of purchase unless the redemption is the result of the shareholder's death or disability.

     The reduced sales charges on Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund described above are available through the following:

rights of accumulation, statements/letters of intent and reinstatement/reinvestment privileges. The terms and conditions of these reduced sales charge options are the same for Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund, except that for Class T shares, reinvestment must be made in Class A shares. Class A shares may also be purchased with reduced sales charges for certain sponsored arrangements.



     In addition, the sales charge on purchases of Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund is waived for certain categories of investors or transactions.



     The sales charges on Class T shares are waived for (i) any Galaxy shareholder who purchased Retail A Shares without a sales charge and continues to hold the shares; (ii) any Galaxy shareholder prior to December 1, 1995; and
(iii) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy. The sales charges on Retail A Shares are waived for: (i) any shareholder buying shares with money from another Galaxy Fund on which the shareholder has already paid a sales charge (within 90 days of redemption); (ii) an investment professional who places trades for clients and charges a fee;
(iii) a investor who buys shares through an all-inclusive fee program (wrap programs) offered by a financial institution; (iv) any Galaxy shareholder prior to December 1, 1995; and (v) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy.


     The sales charge waivers for Class A shares of the Liberty-Stein Roe Fund and Prime A Shares of the Galaxy Fund, all of which are set forth below, are different in certain respects.


               CLASS A SHARES                                 PRIME A SHARES
               --------------                                 --------------
(1) Exchanged by clients of affiliates of the  (1) Sold to an investment professional who
    Liberty-Stein Roe Fund's distributor who       places trades for clients and charges them a
    have previously purchased shares of other      fee;
    investment companies and have been
    charged a front-end load or other sales
    charge on such purchases;

(2) Sold to registered representatives and     (2) Sold to directors, officers and employees
    employees of financial services firms          of broker-dealers having agreements with
    (and their affiliates) that are parties        Galaxy's distributor;
    to dealer agreements or other sales
    arrangements with the Liberty-Stein Roe
    Fund's distributor and members of their
    families and their beneficial accounts;

(3) Sold to any shareholder eligible to        (3) Sold to an investor who was a Galaxy
    purchase Class Z shares of any fund sold       shareholder before December 1, 1995;
    by Liberty Funds Distributor, Inc. in
    those cases where Liberty-Stein Roe Fund
    Class Z shares are not available;

(4) Purchased by reinvesting your dividends    (4) Purchased by reinvesting your dividends
    and distributions; or                          and distributions;

(5) Sponsored arrangements with an             (5) Sold to officers, directors, employees
    organization that recommends or permits        and retirees of (i) FleetBoston Financial
    group solicitations to its employees or        Corporation and any of its affiliates and
    participants in connection with a fund.        members of their immediate families and
                                                   (ii) Galaxy's administrator and members
                                                   of their immediate families; or

                                               (6) Sold to present or retired trustees of
                                                   Galaxy and members of their immediate
                                                   families;


     Class G Shares and Retail B Shares. The offering price for Class G Shares of the Liberty-Stein Roe Fund and Retail B Shares of the Galaxy Fund is net asset value. Class G shares and Retail B Shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC. The CDSC gradually declines each year and eventually disappears over time. The Liberty-Stein Roe Fund's or the Galaxy Fund's distributor pays your financial advisor firm an up-front commission on sales of Class G shares or Retail B Shares, as applicable. Class G shares of the Liberty-Stein Roe Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Fund purchased prior to January 1, 2001 will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased prior to January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty-Stein Roe Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Fund purchased on or after January 1, 2001 and Class G shares of the Liberty-Stein Roe Fund issued after the Acquisitions will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased on or after January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty-Stein Roe Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Fund issued in connection with the reorganization of The Pillar Funds into Galaxy ("Pillar Reorganization") will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares issued in the Pillar Reorganization, except that Class G shares will convert to Class T shares.


     Class B Shares and Prime B Shares. The offering price for Class B shares of the Liberty-Stein Roe Fund and Prime B Shares of the Galaxy Fund is the net asset value. Class B shares and Prime B Shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The Liberty-Stein Roe Fund's or the Galaxy Fund's distributor pays your financial advisor firm an up-front commission on sales of Class B shares or Prime B Shares, as applicable, as described in the charts below.

LIBERTY-STEIN ROE FUND:

PURCHASES OF LESS THAN $250,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       5.00
Through second year.........................................       4.00
Through third year..........................................       3.00
Through fourth year.........................................       3.00
Through fifth year..........................................       2.00
Through sixth year..........................................       1.00
Longer than six years.......................................       0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

     You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisory firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisory firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, rights of accumulation apply, so that if the combined value of the accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       3.00
Through second year.........................................       2.00
Through third year..........................................       1.00
Longer than three years.....................................       0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       3.00
Through second year.........................................       2.00
Through third year..........................................       1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

     If you exchange into a fund participating in the Class B shares share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B Shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

GALAXY FUND:

IF YOU SELL YOUR SHARES                                       YOU'LL PAY A CDSC OF
-----------------------                                       --------------------
During the first year.......................................          5.00%
During the second year......................................          4.00%
During the third year.......................................          3.00%
During the fourth year......................................          3.00%
During the fifth year.......................................          2.00%
During the sixth year.......................................          1.00%
After the sixth year........................................          None


     The CDSCs for Class G shares and Class B shares of the Liberty-Stein Roe Fund and Retail B Shares and Prime B Shares of the Galaxy Fund may be waived for certain reasons. The CDSC waivers with respect to Class G shares of the Liberty-Stein Roe Fund and Retail B Shares of the Galaxy Fund are substantially the same. The CDSC waivers for Class B shares of the Liberty-Stein Roe Fund and Prime B Shares of the Galaxy Fund, all of which are set forth below, are different in certain respects.

               CLASS B SHARES                                 PRIME B SHARES
               --------------                                 --------------
(1) Within one year following the death of     (1) Because of death or disability;
    (i) the sole shareholder on an individual
    account, (ii) a joint tenant where the
    surviving joint tenant is the deceased's
    spouse, or (iii) the beneficiary of a
    Uniform Gift to Minors Act, Uniform
    Transfers to Minors Act, or other
    custodial account;

(2) To make certain required distributions     (2) To make redemptions in connection with
    from qualified retirement plans following      required (or, in some cases,
    normal retirement;                             discretionary) distributions to
                                                   participants or beneficiaries of an
                                                   employee pension, profit-sharing or other
                                                   trust or qualified retirement or Keogh
                                                   plan, individual retirement account or
                                                   custodial account maintained pursuant to
                                                   Section 403(b)(7) of the Code;

(3) Within one year after the sole             (3) To make redemptions in connection with
    shareholder on an individual account or a      required (or, in some cases,
    joint tenant on a spousal joint tenant         discretionary) distributions to
    account becomes disabled where the             participants in qualified retirement or
    disability arises after the purchase of        Keogh plans, individual retirement
    shares and the shareholder is under 65         accounts or custodial accounts maintained
    when the initial determination of              pursuant to Section 403(b)(7) of the Code
    disability is made;                            due to death, disability or the
                                                   attainment of a specified age;

(4) Upon dissolution of a revocable living or  (4) To effect redemptions pursuant to a
    grantor trust following the death of the       Galaxy Fund's right to liquidate a
    sole trustee where (i) the grantor of the      shareholder's account if the aggregate
    trust is the sole trustee and the sole         net asset value of Retail B Shares held
    life beneficiary, (ii) death occurs            in the account is less than the minimum
    following the purchase, and (iii) the          required account size;
    trust document provides for dissolution
    of the trust upon the trustee's death;

(5) To make redemptions required to return     (5) To make redemptions in connection with
    excess contributions made to retirement        the combination of a Galaxy Fund with any
    plans or individual retirement accounts,       other investment company registered under
    so long as the applicable portion of any       the 1940 Act by merger, acquisition of
    commission paid is returned; or                assets, or by any other transaction;

(6) Through the systematic withdrawal plan up  (6) To make redemptions resulting from a
    to 12% of the account's value annually.        tax-free return of an excess contribution
                                                   pursuant to Section 408(d)(4) or (5) of
                                                   the Code;

                                               (7) To make any redemption of Retail B Shares
                                                   held by an investor, provided the
                                                   investor was the beneficial owner of
                                                   shares of a Galaxy Fund or any other
                                                   portfolio advised by FIA before December
                                                   1, 1995; or

                                               (8) Through the Systematic Withdrawal Plan up
                                                   to 12% of the account's value annually.


B. PURCHASE PROCEDURES


     The purchase procedures, including the minimum investment requirements, for Class T shares, Class G shares, Class A shares and Class B shares of the Liberty-Stein Roe Fund are the same as those for Retail A

Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Galaxy Fund. The following chart compares the purchase procedures, including the minimum investment requirements, for Class Z shares of the Liberty-Stein Roe Fund with those for Trust Shares of the Galaxy Fund:



                                   LIBERTY-STEIN ROE FUND:                 GALAXY FUND:
                                       CLASS Z SHARES                      TRUST SHARES
                              ---------------------------------  ---------------------------------
Minimum Initial
Investment..................  (1) $1,000 for (a) any             None, but financial institutions
                              shareholder (as well as any        and employer-sponsored defined
                              family member or person listed on  contribution plans may have
                              an account registration for any    minimum investment requirements.
                              account of the shareholder) of a
                              fund distributed by Liberty Funds
                              Distributor, Inc. ("LFD") who (i)
                              holds Class Z shares, or (ii)
                              holds Class A shares that were
                              exchanged for Class Z shares; (b)
                              any trustee or director (or
                              family member) of any fund
                              distributed by LFD; or (c) any
                              employee (or family member) of
                              FleetBoston Financial Corporation
                              or its subsidiaries; (2) $100,000
                              for (a) clients of broker-dealers
                              or registered investment advisors
                              that both recommend the purchase
                              of fund shares and charge clients
                              an asset-based fee; and (b) any
                              insurance company, trust company,
                              bank, endowment, investment
                              company or foundation purchasing
                              shares for its own account; and
                              (3) no minimum initial investment
                              for (a) any client of Fleet
                              National Bank ("Fleet") or a
                              subsidiary for shares purchased
                              through an asset management,
                              trust, retirement plan
                              administration, private client or
                              similar arrangement with Fleet or
                              the subsidiary; (b) a retirement
                              plan (or the custodian for such a
                              plan) with aggregate plan assets
                              of at least $5 million at the
                              time of purchase and which
                              purchases shares directly from
                              LFD or through a third party
                              broker-dealer; or (c) any person
                              investing all or part of the
                              proceeds of a distribution,
                              rollover or transfer of assets
                              into a Liberty Individual
                              Retirement Account, from any
                              deferred compensation plan which
                              was a shareholder of any of the
                              funds of Liberty Acorn Trust on
                              September 29, 2000, in which the
                              investor was a participant and
                              through which the investor
                              invested in one or more of the
                              funds of Liberty Acorn Trust
                              immediately prior to the
                              distribution, transfer or
                              rollover.

                                   LIBERTY-STEIN ROE FUND:                 GALAXY FUND:
                                       CLASS Z SHARES                      TRUST SHARES
                              ---------------------------------  ---------------------------------
Minimum Subsequent
Investments.................  None                               None

Purchase Methods............  Through a financial advisor or     Through a bank or trust
                              directly through the               institution at which you maintain
                              Liberty-Stein Roe Fund's           a qualified account or through
                              distributor by mail; by            your employer- sponsored defined
                              telephone; or by wire.             contribution plan.



C. REDEMPTION PROCEDURES



     The redemption procedures for Class T shares, Class G shares, Class A shares and Class B shares of the Liberty-Stein Roe Fund and Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Galaxy Fund are generally the same. The following chart compares the redemption procedures for Class Z shares of the Liberty-Stein Roe Fund with those for Trust Shares of the Galaxy Fund:



                                   LIBERTY-STEIN ROE FUND:               GALAXY FUND:
                                        CLASS Z SHARES                   TRUST SHARES
                                ------------------------------  ------------------------------
Through an Authorized Broker-
  Dealer or Other Financial
  Institution or Adviser......  Yes                             Yes, including employer-
                                                                sponsored defined contribution
                                                                plans.
By Mail.......................  Yes                             No
By Telephone..................  Yes                             No
By Wire.......................  Yes                             No
By Systematic Withdrawal
  Plan........................  Yes                             No
By Electronic Transfer........  Yes. Retirement accounts have   No
                                special requirements



     The Liberty-Stein Roe Fund, with respect to Class Z shares, Class T shares and Class G shares, and the Galaxy Fund with respect to Trust Shares, Retail A Shares and Retail B Shares, may impose an annual account fee of $10 if the balance in a shareholder's account drops below $1,000 because of redemptions. The shareholder will be given approximately 60 days to add to the account to avoid the charge.



D. ADDITIONAL SHAREHOLDER SERVICES



     The Liberty-Stein Roe Fund, with respect to its Class T shares, Class G shares, Class A shares and Class B shares, and the Galaxy Fund, with respect to its Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares, offer an Automatic Investment Plan. The terms and conditions of these Plans are generally the same. Class Z shares of the Liberty-Stein Roe Fund offer an Automatic Investment Plan, while Trust Shares of the Galaxy Fund do not offer a similar program, as indicated in the following chart:



                                   LIBERTY-STEIN ROE FUND:               GALAXY FUND:
                                        CLASS Z SHARES                   TRUST SHARES
                                ------------------------------  ------------------------------
Automatic Investment Plan.....  Yes (at least $50 per month or  No quarter)


E. SHARE EXCHANGES


     The procedures for participating in the exchange privilege with respect to Class Z shares, Class T shares, Class G shares, Class A shares and Class B shares of the Liberty-Stein Roe Fund are the same as the procedures for participating in the exchange privilege for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Galaxy Fund.

     Liberty and Galaxy also offer automated dollar cost averaging where $100 or more each month from one fund may be used to purchase shares of the same class of another fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from.



     Class T shares of the Liberty-Stein Roe Fund acquired in the Acquisitions may be exchanged for Class T shares or Class A shares of any other fund distributed by Liberty Funds Distributor, Inc. However, once Class T shares are exchanged for Class A shares, they cannot be exchanged back into Class T shares. Class G shares of the Liberty-Stein Roe Fund acquired in the Acquisitions may be exchanged for Class G shares or Class B shares of any other fund distributed by Liberty Funds Distributor, Inc. However, once Class G shares are exchanged for Class B shares, they cannot be exchanged back into Class G shares. Class Z shares of the Liberty-Stein Roe Fund acquired in the Acquisition may be exchanged for Class Z shares or Class A shares of any fund sold by Liberty Funds Distributor, Inc.


F. PRICING OF SHARES FOR THE LIBERTY-STEIN ROE FUND AND GALAXY FUND

     The price per share (offering price) will be the net asset value per share ("NAV") next determined after the Liberty-Stein Roe Fund or the Galaxy Fund receives your purchase order plus, in the case of Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund, the applicable sales charge.

     For processing purchase and redemption orders, the NAV per share of the Liberty-Stein Roe Fund is calculated on each day that the New York Stock Exchange (the "Exchange") is open for trading at the close of regular trading on the Exchange that day (usually 4:00 p.m. Eastern time). For processing purchase and redemption orders, the NAV per share of the Galaxy Fund is calculated on each day that the Exchange is open for trading at the close of regular trading on the Exchange that day (usually 4:00 p.m. Eastern Time).

G. DIVIDENDS AND DISTRIBUTIONS


     Net investment income dividends for the Liberty-Stein Roe Fund and the Galaxy Fund are declared and paid quarterly.


     The Liberty-Stein Roe Fund and Galaxy Fund each declares and distributes net capital gains at least annually.

H. ADDITIONAL INFORMATION REGARDING THE PURCHASE AND SALE OF SHARES OF THE LIBERTY-STEIN ROE FUND

  How to Buy Shares

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When The Liberty-Stein Roe Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
Through your financial advisor..........    Your financial advisor can help you
                                            establish your account and buy Fund
                                            shares on your behalf. To receive the
                                            current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of the New
                                            York Stock Exchange (NYSE), usually 4:00
                                            p.m. Eastern time. Your financial
                                            advisor may charge you fees for
                                            executing the purchase for you.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
By check (new account)..................    For new accounts send a completed
                                            application and check made payable to
                                            the Liberty-Stein Roe Fund to the
                                            transfer agent, Liberty Funds Services,
                                            Inc., P.O. Box 8081, Boston, MA
                                            02266-8081.
By check (existing account).............    For existing accounts fill out and
                                            return the additional investment stub
                                            included in your quarterly statement, or
                                            send a letter of instruction including
                                            your Fund name and account number with a
                                            check made payable to the Liberty-Stein
                                            Roe Fund to Liberty Funds Services,
                                            Inc., P.O. Box 8081, Boston, MA
                                            02266-8081.
By exchange.............................    You or your financial advisor may
                                            acquire shares for your account by
                                            exchanging shares you own in one fund
                                            for shares of the same class of the
                                            Liberty-Stein Roe Fund at no additional
                                            cost. There may be an additional charge
                                            if exchanging from a money market fund.
                                            To exchange by telephone, call
                                            1-800-422-3737.
By wire.................................    You may purchase shares by wiring money
                                            from your bank account to your Fund
                                            account. To wire funds to your Fund
                                            account, call 1-800-422-3737 to obtain a
                                            control number and the wiring
                                            instructions.
By electronic funds transfer............    You may purchase shares by
                                            electronically transferring money from
                                            your bank account to your Fund account
                                            by calling 1-800-422-3737. An electronic
                                            funds transfer may take up to two
                                            business days to settle and be
                                            considered in "good form." You must set
                                            up this feature prior to your telephone
                                            request. Be sure to complete the
                                            appropriate section of the application.
Automatic investment plan...............    You can make monthly or quarterly
                                            investments automatically from your bank
                                            account to your Fund account. You can
                                            select a pre-authorized amount to be
                                            sent via electronic funds transfer. Be
                                            sure to complete the appropriate section
                                            of the application for this feature.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
Automated dollar cost averaging.........    You can purchase shares for your account
                                            by exchanging $100 or more each month
                                            from another fund for shares of the same
                                            class of the Liberty-Stein Roe Fund at
                                            no additional cost. You must have a
                                            current balance of at least $5,000 in
                                            the fund the money is coming from. The
                                            designated amount will be exchanged on
                                            the third Tuesday of each month.
                                            Exchanges will continue so long as your
                                            fund balance is sufficient to complete
                                            the transfers. You may terminate your
                                            program or change the amount of the
                                            exchange (subject to the $100 minimum)
                                            by calling 1-800-422-3737. Be sure to
                                            complete the appropriate section of the
                                            account application for this feature.
By dividend diversification.............    You may automatically invest dividends
                                            distributed by another fund into the
                                            same class of shares of the
                                            Liberty-Stein Roe Fund at no additional
                                            sales charge. To invest your dividends
                                            in the Liberty-Stein Roe Fund, call
                                            1-800-345-6611.

  How to Sell Shares

     Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Liberty-Stein Roe Fund on any regular business day that the NYSE is open.

     When the Liberty-Stein Roe Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

     The Liberty-Stein Roe Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Liberty-Stein Roe Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
Through your financial advisor..........    You may call your financial advisor to
                                            place your sell order. To receive the
                                            current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of regular
                                            trading on the NYSE, usually 4:00 p.m.
                                            Eastern time. Your financial advisor may
                                            charge you fees for executing a
                                            redemption for you.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
By exchange.............................    You or your financial advisor may sell
                                            shares by exchanging from a Fund into
                                            the same share class of another fund at
                                            no additional cost. Class Z shares may
                                            also be exchanged for Class A shares. To
                                            exchange by telephone, call
                                            1-800-422-3737.
By telephone............................    You or your financial advisor may sell
                                            shares by telephone and request that a
                                            check be sent to your address of record
                                            by calling 1-800-422-3737, unless you
                                            have notified the Liberty-Stein Roe Fund
                                            of an address change within the previous
                                            30 days. The dollar limit for telephone
                                            sales is $100,000 in a 30-day period.
                                            You do not need to set up this feature
                                            in advance of your call. Certain
                                            restrictions apply to retirement
                                            accounts. For details, call
                                            1-800-345-6611.
By mail.................................    You may send a signed letter of
                                            instruction or stock power form along
                                            with any share certificates to be sold
                                            to the address below. In your letter of
                                            instruction, note the Liberty-Stein Roe
                                            Fund's name, share class, account
                                            number, and the dollar value or number
                                            of shares you wish to sell. All account
                                            owners must sign the letter, and
                                            signatures must be guaranteed by either
                                            a bank, a member firm of a national
                                            stock exchange or another eligible
                                            guarantor institution. Additional
                                            documentation is required for sales by
                                            corporations, agents, fiduciaries,
                                            surviving joint owners and individual
                                            retirement account owners. For details,
                                            call 1-800-345-6611.
                                            Mail your letter of instruction to
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02266-8081.
By wire.................................    You may sell shares and request that the
                                            proceeds be wired to your bank. You must
                                            set up this feature prior to your
                                            telephone request. Be sure to complete
                                            the appropriate section of the account
                                            application for this feature.
By systematic withdrawal plan...........    You may automatically sell a specified
                                            dollar amount or percentage of your
                                            account on a monthly, quarterly or
                                            semi-annual basis and have the proceeds
                                            sent to you if your account balance is
                                            at least $5,000. This feature is not
                                            available if you hold your shares in
                                            certificate form. All dividend and
                                            capital gains distributions must be
                                            reinvested. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
By electronic funds transfer............    You may sell shares and request that the
                                            proceeds be electronically transferred
                                            to your bank. Proceeds may take up to
                                            two business days to be received by your
                                            bank. You must set up this feature prior
                                            to your request. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.

  Fund Policy on Trading of Fund Shares

     The Liberty-Stein Roe Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Fund shares disrupt portfolio management and increase Fund expenses. In order to promote the best interests of the Liberty-Stein Roe Fund, the Liberty-Stein Roe Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to such Fund. The fund into which you would like to exchange also may reject your request.

  Share Certificates

     Share certificates are not available for Class T shares, Class G shares, Class B shares or Class Z shares of the Liberty-Stein Roe Fund. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

                                                                        Proxy 18

                                THE GALAXY FUND

                          GALAXY LARGE CAP VALUE FUND


                         GALAXY GROWTH AND INCOME FUND

             ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621

Dear Shareholder:


     The Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund will hold a special meeting of shareholders on October 18, 2002, at 2:00 p.m. (Eastern
Time). At this meeting, shareholders of the Funds will be asked to vote on the proposed acquisition of their respective funds by the Liberty Growth & Income Fund II, which is one of a number of fund acquisitions and liquidations recommended by Columbia Management Group, Inc. ("Columbia"), the new parent company of the investment adviser to the Funds. Columbia's overall goal in proposing these fund acquisitions and liquidations is two-fold. First, by merging funds with similar investment strategies, Columbia can create larger, more efficient funds. Second, by consolidating its investment product line, Columbia can concentrate its portfolio management and distribution resources on a more focused group of portfolios.



     Columbia specifically recommended the acquisitions of the Funds to enable shareholders to invest in a larger fund with a similar or the same investment strategy as the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund, respectively. In addition, the acquisitions will generally provide the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base. More information on the specific details and reasons for the Funds' acquisitions are contained in the enclosed Combined Prospectus and Proxy Statement. Please read it carefully.



     THE TRUSTEES OF THE GALAXY FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ACQUISITION OF YOUR FUND.


     This special meeting will be held at The Galaxy Fund's offices located at One Financial Center, Boston, Massachusetts. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your fund has retained the services of PROXY ADVANTAGE, a division of PFPC Inc., to assist shareholders with the voting process. As we get closer to October 18th, shareholders who have not yet voted may receive a call from PROXY ADVANTAGE reminding them to exercise their right to vote.


     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY PHONE, BY INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.



     If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call PROXY ADVANTAGE at 1-866-619-0984.


     We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                          Sincerely,

                                          -S-Dwight E. Vicks, Jr.
                                          Dwight E. Vicks, Jr.,
                                          Chairman of the Board of Trustees
                                          The Galaxy Fund


August 26, 2002



G-60/731K-0702

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD OCTOBER 18, 2002


                                THE GALAXY FUND

                          GALAXY LARGE CAP VALUE FUND


                         GALAXY GROWTH AND INCOME FUND



     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund will be held at 2:00 p.m. Eastern Time on Friday, October 18, 2002, at the offices of The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111-2621, for these purposes:



          1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund to, and the assumption of all of the liabilities of the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund by, the Liberty Growth & Income Fund II in exchange for shares of the Liberty Growth & Income Fund II and the distribution of such shares to the shareholders of the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund in complete liquidation of the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund.


          2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

     Shareholders of record at the close of business on August 2, 2002, are entitled to notice of and to vote at the meeting and any adjourned session.

                                          By order of the Board of Trustees,

                                          -s- W. Bruce McConnel
                                          W. Bruce McConnel, Secretary


August 26, 2002



     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY PHONE, BY MAIL, BY INTERNET OR IN PERSON. SEE THE ENCLOSED PROXY INSERT FOR INSTRUCTIONS.

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                                AUGUST 26, 2002


            ACQUISITION OF THE ASSETS AND LIABILITIES OF EACH OF THE

                        GALAXY LARGE CAP VALUE FUND AND


                         GALAXY GROWTH AND INCOME FUND

                              c/o The Galaxy Fund
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-345-6611

                      BY AND IN EXCHANGE FOR SHARES OF THE

                        LIBERTY GROWTH & INCOME FUND II

                  c/o Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                                 1-800-426-3750

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS.......................................    3
PROPOSAL -- Acquisition of the Galaxy Large Cap Value Fund
            and Galaxy Growth and Income Fund by the Liberty
            Growth & Income Fund II.........................   13
  The Proposal..............................................   13
  Principal Investment Risks................................   13
  Information About the Acquisitions........................   13
GENERAL.....................................................   30
  Voting Information........................................   30
Appendix A -- Agreement and Plan of Reorganization..........  A-1
Appendix B -- Fund Information..............................  B-1
Appendix C -- Management's Discussion of Fund Performance
              for the Galaxy Growth and Income Fund.........  C-1
Appendix D -- Information Applicable to Class Z, Class T,
              Class G, Class A and Class B Shares of the
              Liberty Fund and Trust, Retail A, Retail B,
              Prime A and Prime B Shares of the Galaxy
              Funds.........................................  D-1



     This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Galaxy Large Cap Value Fund ("Large Cap Value Fund") and the Galaxy Growth and Income Fund ("Growth and Income Fund") (each, an "Acquired Fund" or "Galaxy Fund" and together, the "Acquired Funds" or "Galaxy Funds") by the Liberty Growth & Income Fund II (the "Liberty Fund" and, together with the Acquired Funds, the "Funds") (the "Acquisitions") at a Special Meeting of Shareholders of each Acquired Fund (the "Meeting"), which will be held at 2:00 p.m. Eastern Time on October 18, 2002, at the offices of The Galaxy Fund ("Galaxy"), One Financial Center, Boston, Massachusetts 02111-2621. The Large Cap Value Fund, Growth and Income Fund and Liberty Fund are each registered, open-end management investment companies (mutual funds). Please read this Prospectus/Proxy and keep it for future reference.



     The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Large Cap Value Fund and the Growth and Income Fund by the Liberty Fund. If the Acquisition of your Acquired Fund occurs, you will become a shareholder of the Liberty Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of your Acquired Fund and the related Acquisition occurs, your Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Fund in exchange for shares of a similar class of the Liberty Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by each Acquired Fund will be distributed pro rata to such Acquired Fund's shareholders of the corresponding class.


     Shareholders of each of the Large Cap Value Fund and the Growth and Income Fund are being asked to vote separately on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.


     The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:


     - The Prospectuses for the Large Cap Value Fund and Growth and Income Fund dated February 28, 2002, as supplemented on March 15, 2002, April 12, 2002, April 24, 2002, May 20, 2002, July 3, 2002, July 10, 2002 and
       August 14, 2002.



     - The Statements of Additional Information for the Large Cap Value Fund and Growth and Income Fund dated February 28, 2002, as supplemented on July 3, 2002 and August 14, 2002.



     - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to Shareholders dated October 31, 2001, as supplemented on April 1, 2002, and the financial statements included in the Semi-Annual Report to Shareholders dated April 30, 2002 of the Large Cap Value Fund and Growth and Income Fund.



     - The Statement of Additional Information for the Liberty Fund dated August 26, 2002 relating to this Prospectus/Proxy.



     Each Acquired Fund has previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these Reports or any of the documents listed above, you may call 1-800-426-3750, or you may write to your Acquired Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for your Acquired Fund at www.galaxyfunds.com. Text-only versions of all the Large Cap Value Fund and Growth and Income Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS/PROXY IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             QUESTIONS AND ANSWERS

THE FOLLOWING QUESTIONS AND ANSWERS PROVIDE AN OVERVIEW OF KEY FEATURES OF THE ACQUISITIONS AND OF THE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY. PLEASE REVIEW THE FULL PROSPECTUS/PROXY PRIOR TO CASTING YOUR VOTE.

1.  WHAT IS BEING PROPOSED?


The Trustees of Galaxy are recommending that the Liberty Fund acquire the Large Cap Value Fund and Growth and Income Fund. This means that the Liberty Fund would acquire all of the assets and liabilities of each of the Large Cap Value Fund and Growth and Income Fund in exchange for shares of the Liberty Fund. The Liberty Fund is a new "shell" portfolio of Liberty-Stein Roe Funds Investment Trust ("Liberty-Stein Roe") created to acquire and continue the operations of the Growth and Income Fund, and has the same investment objective, policies, strategies and restrictions as the Growth and Income Fund. If the Acquisition relating to your Acquired Fund is approved and the Acquisition is consummated, your shares of the Acquired Fund will be cancelled and you will receive shares of the Liberty Fund with an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund shares as of the business day before the closing of your Acquired Fund's Acquisition. The Acquisitions of the Growth and Income Fund and Large Cap Value Fund are expected to occur on or around November 22, 2002 and December 6, 2002, respectively, or such other dates as the parties may agree. Note that the closing of each Acquisition is not conditioned on the closing of the other Acquisition proposed in this Prospectus/Proxy. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund's Acquisition, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described in this Prospectus/ Proxy, even if the shareholders of the other Acquired Fund have not approved its Acquisition.



2.  WHY ARE THE ACQUISITIONS BEING PROPOSED?



Fleet Investment Advisors Inc. ("FIA"), the investment adviser to the Large Cap Value Fund, the Growth and Income Fund and the Liberty Fund, and several other investment advisory firms (the "Columbia Affiliates") are part of a larger organization known as Columbia Management Group, Inc. ("Columbia"). FIA and the Columbia Affiliates manage mutual fund portfolios that are offered by three separate fund families -- the Galaxy Funds, Liberty Funds and Columbia Funds (collectively, the "Columbia Group Funds"). Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.


The Trustees of Galaxy recommend approval of each Acquisition because it offers shareholders of each Acquired Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisitions, the Trustees also considered the following matters:


     - based on estimated expense ratios as of March 31, 2002, shareholders of each class of shares of the Large Cap Value Fund are expected to experience lower net expenses (expenses after reduction by the voluntary fee waiver and/or reimbursement described in footnote 12 to the Annual Fund Operating Expenses table below);



     - based on estimated expense ratios as of March 31, 2002, Retail A, Retail B, Trust and Prime B shareholders of the Growth and Income Fund are expected to experience the same or lower net expenses, but Prime A shareholders are expected to experience higher expenses;


     - shareholders of the Large Cap Value Fund will move into a fund with better historic performance; and

     - the Acquisition is expected to be tax-free for shareholders of each Acquired Fund who choose to remain shareholders of the Liberty Fund, while liquidation would be a realization event for tax purposes.

Please review "Reasons for the Acquisitions" in the "Information About the Acquisitions" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Galaxy Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITIONS?


The following tables allow you to compare the sales charges and management fees and expenses of the Large Cap Value Fund and the Growth and Income Fund with those that Columbia expects to be applicable to the combined fund in the first year following the Acquisitions. As part of the Acquisitions, Retail A shareholders of the Growth and Income Fund will receive Class T shares of the Liberty Fund, Retail B shareholders of the Acquired Funds will receive Class G shares of the Liberty Fund, Trust shareholders of the Acquired Funds will receive Class Z shares of the Liberty Fund, Retail A shareholders of the Large Cap Value Fund and Prime A shareholders of the Growth and Income Fund will receive Class A shares of the Liberty Fund and Prime B shareholders of the Growth and Income Fund will receive Class B shares of the Liberty Fund. After consummation of the Acquisitions, Class T shares will continue to be available for purchase by former Retail A shareholders of the Growth and Income Fund, and Class G shares will continue to be available for purchase by former Retail B shareholders of each Acquired Fund, but Class T shares and Class G shares will not be offered to new investors. Sales charges, if applicable, are paid directly by shareholders to each Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including pricing and custody services. The Annual Fund Operating Expenses shown in the table below represent expenses for each of the Large Cap Value Fund and the Growth and Income Fund for its last fiscal year (ended October 31, 2001) and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to both Acquisitions) and based on pro forma combined net assets as of March 31, 2002. In addition, following the presentation of that detailed information, Annual Fund Operating Expenses and Example Expenses are presented on a pro forma combined basis for each possible scenario in which the Liberty Fund acquires one, but not the other, Acquired Fund.



Shareholders of the Acquired Funds will not pay additional sales charges as a result of the Acquisitions, although any contingent deferred sales charge ("CDSC") applicable to share purchases made prior to the Acquisitions will be continued.



Based on estimated expenses as of March 31, 2002, the Liberty Fund's pro forma combined total Annual Fund Operating Expenses may be higher than the expenses incurred by the Large Cap Value Fund or Growth and Income Fund for their fiscal year ended October 31, 2001. However, net expenses, or the actual expenses paid by shareholders, of each class of shares of the Liberty Fund are expected to be equal to or lower than the net expenses of the corresponding classes of shares of the Large Cap Value Fund and Growth and Income Fund (after giving effect to the voluntary management fee waiver and reimbursement described in footnote 12 to the Annual Fund Operating Expenses table), except that Class A shares of the Liberty Fund are expected to have higher net expenses than Prime A Shares of the Growth and Income Fund. FIA and/or its affiliates have undertaken to maintain the management fee waiver and reimbursement through the first anniversary of the consummation of the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty Fund to be higher than the estimated expenses of the corresponding class of shares of the Large Cap Value Fund or Growth and Income Fund as of March 31, 2002.

SHAREHOLDER FEES
(paid directly from your investment)


                                LARGE CAP VALUE FUND(1)                      GROWTH AND INCOME FUND(1)
                                -----------------------                      -------------------------
                        RETAIL A   RETAIL B   RETAIL B    TRUST   RETAIL A   RETAIL B   TRUST   PRIME A   PRIME B
Maximum sales charge
(load) on purchases
(%) (as a percentage
of the offering price)    5.75(2)    None       None      None      5.75(2)    None     None     5.50(2)   None
-----------------------------------------------------------------------------------------------------------------
Maximum deferred sales
charge (load) on
redemptions (%) (as a
percentage of the
lesser of purchase
price or redemption
price)                    1.00(3)    5.00(4)    5.50(4)(5) None     1.00(3)    5.00(4)  None     1.00(3)   5.00(4)
-----------------------------------------------------------------------------------------------------------------
Redemption fee (%) (as
a percentage of amount
redeemed, if
applicable)              (6)        (6)        (6)        (6)      (6)        (6)       (6)      (6)       (6)



                                                          LIBERTY FUND (PRO FORMA COMBINED)(1)
                                                          ------------------------------------
                                                     CLASS T   CLASS G   CLASS Z   CLASS A   CLASS B
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)               5.75(2)   None      None      5.75(2)   None
----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) on redemptions
(%) (as a percentage of the lesser of purchase
price or redemption price)                            1.00(3)   5.00(4)   None      1.00(3)   5.00(4)
----------------------------------------------------------------------------------------------------
Redemption fee (%) (as a percentage of amount
redeemed, if applicable)                              (6)       (6)       (6)       (6)       (6)


---------------

(1) A $10 annual fee is deducted from accounts of less than $1,000 and paid to the transfer agent.



(2) Reduced sales charges may be available.



(3) This charge applies to investments in Galaxy Fund Retail A Shares and Growth and Income Fund Prime A Shares of $1 million or more that are redeemed within one year after purchase. The charge also applies to Liberty Fund Class A shares and Class T shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase and that are sold within 18 months of the date of purchase.



(4) This amount represents the maximum charge payable if you sell your shares in the first year after purchase. The actual deferred sales charge you pay depends on when and how you acquired your shares, when you redeem your shares and, with respect to Class B shares of the Liberty Fund, the amount of shares you purchased.



(5) This amount applies only to Retail B Shares acquired in the reorganization of the Pillar Large Cap Value Fund (the "Pillar Fund") into the Large Cap Value Fund (the "Pillar Reorganization") if you sell your shares in the first year after purchase of the Pillar Fund Class B Shares you held prior to the Pillar Reorganization.


(6) There is a $7.50 charge for wiring sale proceeds to your bank.

ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)


                           LARGE CAP VALUE FUND
                            (FISCAL YEAR ENDED                       GROWTH AND INCOME FUND
                             OCTOBER 31, 2001)                (FISCAL YEAR ENDED OCTOBER 31, 2001)
                           --------------------               ------------------------------------
                        RETAIL A   RETAIL B   TRUST     RETAIL A     RETAIL B   TRUST   PRIME A   PRIME B
Management fee (%)        0.75       0.75     0.75        0.75         0.75     0.75     0.75      0.75
---------------------------------------------------------------------------------------------------------
Distribution and
service (12b-1) fees
(%)                       0.25(7)    0.95(8)  None        None         0.95(8)  None     0.25(10)  1.00(11)
---------------------------------------------------------------------------------------------------------
Other expenses (%)        0.33       0.40     0.30        0.61(9)      0.35     0.22     0.22      0.25
---------------------------------------------------------------------------------------------------------
Total annual fund
operating expenses (%)    1.33       2.10     1.05        1.36         2.05     0.97     1.22      2.00



                                                                    LIBERTY FUND
                                                                (PRO FORMA COMBINED)
                                                                --------------------
                                                 CLASS T     CLASS G   CLASS Z   CLASS A     CLASS B
Management fee (%)(12)                            0.75        0.75      0.75      0.75        0.75
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         None        0.95(8)   None      0.25(8)     1.00
----------------------------------------------------------------------------------------------------
Other expenses (%)                                0.58(9)     0.44(12)  0.20      0.43        0.25
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)(12)      1.33        2.14      0.95      1.43        2.00


Whether one or both Acquisitions occur will affect the total Annual Fund Operating Expenses of the Liberty Fund on a pro forma combined basis after the Acquisitions. The tables below present the pro forma combined Total Annual Fund Operating Expenses assuming in each case that only one Acquired Fund approves the Acquisition.

If only the Acquisition of the Large Cap Value Fund were to occur, the Total Annual Fund Operating Expenses of the Liberty Fund on a pro forma combined basis would be as follows:


                                                                      LIBERTY FUND
                                                                  (PRO FORMA COMBINED)
                                                                  --------------------
                                                              CLASS G    CLASS Z    CLASS A
Management fee (%)                                             0.75       0.75       0.75
-------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)                      0.95(8)    None       0.25(8)
-------------------------------------------------------------------------------------------
Other expenses (%)                                             0.70       0.19       0.50
-------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)                       2.40       0.94       1.50



If only the Acquisition of the Growth and Income Fund were to occur, the Total Annual Fund Operating Expenses of the Liberty Fund on a pro forma combined basis would be as follows:



                                                                    LIBERTY FUND
                                                                (PRO FORMA COMBINED)
                                                                --------------------
                                                 CLASS T    CLASS G    CLASS Z    CLASS A    CLASS B
Management fee (%)(13)                            0.75       0.75       0.75       0.75       0.75
----------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees (%)         None       0.95(8)    None       0.25(8)    1.00
----------------------------------------------------------------------------------------------------
Other expenses (%)                                0.59(9)    0.38       0.23       0.34       0.26
----------------------------------------------------------------------------------------------------
Total annual fund operating expenses (%)(13)      1.34       2.08       0.98       1.34       2.01

 (7) The Large Cap Value Fund may pay distribution (12b-1) fees up to a maximum of 0.50% of the Large Cap Value Fund's average daily net assets attributable to Retail A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.



 (8) Each Acquired Fund and the Liberty Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.15% of such Fund's average daily net assets attributable to Retail B Shares and Class G shares, respectively (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.95% during the current fiscal year. In addition, the Liberty Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Liberty Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate fee of not more than 0.25% during the current fiscal year.



 (9) The Growth and Income Fund and the Liberty Fund may pay shareholder servicing fees (which are included in other expenses) of up to a maximum of 0.50% of such Fund's average daily net assets attributable to Retail A Shares and Class T shares, respectively (comprised of up to 0.25% for shareholder liaison services and 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 0.30% during the current fiscal year, although expected actual shareholder service fees as reflected in the tables above may be lower in certain cases.



(10) The Growth and Income Fund may pay distribution (12b-1) fees up to a maximum of 0.30% of the Growth and Income Fund's average daily net assets attributable to Prime A Shares, but will limit such fees to not more than 0.25% during the current fiscal year.



(11) The Growth and Income Fund may pay distribution and service (12b-1) fees of up to a maximum of 1.25% of the Growth and Income Fund's average daily net assets attributable to Prime B Shares (comprised of up to 0.75% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but will limit such fees to an aggregate fee of not more than 1.00% during the current fiscal year.



(12) FIA intends to waive a portion of the management fees so that such fees are expected to be 0.73%. FIA and/or its affiliates intend to reimburse 0.06% of the transfer agency fees for Class G shares. Other expenses after this reimbursement are expected to be 0.38% for Class G shares. Total annual fund operating expenses after fee waivers and/or reimbursements are expected to be 1.31%, 2.06%, 0.93%, 1.41% and 1.98% for Class T shares, Class G shares, Class Z shares, Class A shares and Class B shares, respectively. FIA and/or its affiliates have undertaken to maintain these fee waivers and reimbursements through the first anniversary of the consummation of the Acquisitions, after which these arrangements may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty Fund to be higher than the estimated expenses of the corresponding class of shares of an Acquired Fund as of March 31, 2002.



(13) FIA intends to waive a portion of the management fees so that such fees are expected to be 0.73%. Total annual fund operating expenses after this fee waiver are expected to be 1.32%, 2.06%, 0.96%, 1.32% and 1.99% for Class T shares, Class G shares, Class Z shares, Class A shares and Class B shares, respectively. FIA has undertaken to maintain this fee waiver through the first anniversary of the consummation of the Acquisition, after which this arrangement may be modified or terminated at any time, which may cause the expenses of a class of shares of the Liberty Fund to be higher than the estimated expenses of the corresponding class of shares of an Acquired Fund as of March 31, 2002.


EXAMPLE EXPENSES


Example Expenses help you compare the cost of investing in either the Large Cap Value Fund or the Growth and Income Fund currently with the cost of investing in the Liberty Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:


     - $10,000 initial investment

     - 5% total return for each year

     - Each Fund's operating expenses remain the same

     - Reinvestment of all dividends and distributions

                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LARGE CAP VALUE FUND
Retail A                                                   $703     $  972     $1,262      $2,084
--------------------------------------------------------------------------------------------------
Retail B(1)
  did not sell your shares                                  213        658      1,129       2,234
  sold all your shares at end of period                     713      1,058      1,429       2,234
--------------------------------------------------------------------------------------------------
Retail B(2)
  did not sell your shares                                  213        658      1,129       2,234
  sold all your shares at end of period                     763      1,058      1,329       2,234
--------------------------------------------------------------------------------------------------
Trust                                                       107        334        579       1,283
--------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND
Retail A                                                   $706     $  981     $1,277      $2,116
--------------------------------------------------------------------------------------------------
Retail B(3)
  did not sell your shares                                  208        643      1,103       2,040
  sold all your shares at end of period                     708        943      1,303       2,040
--------------------------------------------------------------------------------------------------
Retail B(1)
  did not sell your shares                                  208        643      1,103       2,202
  sold all your shares at end of period                     708      1,043      1,403       2,202
--------------------------------------------------------------------------------------------------
Trust                                                        99        309        536       1,190
--------------------------------------------------------------------------------------------------
Prime A                                                     667        916      1,183       1,946
--------------------------------------------------------------------------------------------------
Prime B
  did not sell your shares                                  203        627      1,078       2,126
  sold all your shares at end of period                     703        927      1,278       2,126
--------------------------------------------------------------------------------------------------
LIBERTY FUND (PRO FORMA COMBINED)
Class T                                                    $703     $  972     $1,262      $2,084
--------------------------------------------------------------------------------------------------
Class G(4)
  did not sell your shares                                  217        670      1,149       2,077
  sold all your shares at end of period                     717        970      1,349       2,077
--------------------------------------------------------------------------------------------------
Class G(5)
  did not sell your shares                                  217        670      1,149       2,266
  sold all your shares at end of period                     717      1,070      1,449       2,266
--------------------------------------------------------------------------------------------------
Class G(6)
  did not sell your shares                                  217        670      1,149       2,266
  sold all your shares at end of period                     767      1,070      1,349       2,266
--------------------------------------------------------------------------------------------------
Class Z                                                      97        303        525       1,166
--------------------------------------------------------------------------------------------------
Class A                                                     712      1,001      1,312       2,190
--------------------------------------------------------------------------------------------------
Class B(7)
  did not sell your shares                                  203        627      1,078       2,180
  sold all your shares at end of period                     703        927      1,278       2,180


The pro forma combined Example Expenses detailed above assume that both Acquisitions occur. The tables below present the pro forma combined Example Expenses assuming in each case that only one Acquired Fund approves the Acquisition.

If only the Acquisition of the Large Cap Value Fund were to occur, the Example Expenses of the Liberty Fund on a pro forma combined basis would be as follows:


                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY FUND (PRO FORMA COMBINED)
Class A                                                    $719     $1,022     $1,346      $2,263
--------------------------------------------------------------------------------------------------
Class G(5)
  did not sell your shares                                  243        748      1,280       2,513
  sold all your shares at end of period                     743      1,148      1,580       2,513
--------------------------------------------------------------------------------------------------
Class G(6)
  did not sell your shares                                  243        748      1,280       2,513
  sold all your shares at end of period                     793      1,148      1,480       2,513
--------------------------------------------------------------------------------------------------
Class Z                                                      96        300        520       1,155



If only the Acquisition of the Growth and Income Fund were to occur, the Example Expenses of the Liberty Fund on a pro forma combined basis would be as follows:



                                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
LIBERTY FUND (PRO FORMA COMBINED)
Class T                                                    $704     $  975     $1,267      $2,095
--------------------------------------------------------------------------------------------------
Class G(4)
  did not sell your shares                                  211        652      1,119       2,048
  sold all your shares at end of period                     711        952      1,319       2,048
--------------------------------------------------------------------------------------------------
Class G(5)
  did not sell your shares                                  211        652      1,119       2,221
  sold all your shares at end of period                     711      1,052      1,419       2,221
--------------------------------------------------------------------------------------------------
Class Z                                                     100        312        542       1,201
--------------------------------------------------------------------------------------------------
Class A                                                     704        975      1,267       2,095
--------------------------------------------------------------------------------------------------
Class B(7)
  did not sell your shares                                  204        630      1,083       2,165
  sold all your shares at end of period                     704        930      1,283       2,165


---------------

(1) For Retail B Shares of the Growth and Income Fund purchased on or after January 1, 2001 and Retail B Shares of the Large Cap Value Fund purchased after the Pillar Reorganization. Assumes Retail B shares of an Acquired Fund automatically convert to Retail A Shares of the Acquired Fund eight years after purchase.


(2) For Retail B Shares of the Large Cap Value Fund acquired in connection with the Pillar Reorganization. Assumes Retail B Shares of the Large Cap Value Fund convert to Retail A Shares of the Large Cap Value Fund eight years after purchase of the Pillar Class B shares held prior to the Pillar Reorganization.


(3) For Retail B Shares of the Growth and Income Fund purchased before January 1, 2001. Assumes Retail B Shares of the Growth and Income Fund automatically convert to Retail A Shares of the Growth and Income Fund six years after purchase.


(4) For Class G shares of the Liberty Fund acquired in the Acquisitions in exchange for Retail B Shares of an Acquired Fund purchased before January 1, 2001. Assumes Class G shares of the Liberty Fund automatically convert to Class T shares of the Liberty Fund six years after purchase.


(5) For Class G shares of the Liberty Fund acquired in the Acquisitions in exchange for Retail B Shares of an Acquired Fund purchased on or after January 1, 2001 and Class G shares of the Liberty Fund purchased after consummation of the Acquisitions. Assumes Class G shares of the Liberty Fund acquired in exchange for Retail B Shares of the Growth and Income Fund automatically convert to Class T shares of the Liberty Fund, and Class B shares of the Liberty Fund acquired in exchange for Retail A Shares of the Large Cap Value Fund automatically convert to Class A shares of the Liberty Fund, eight years after purchase.



(6) For Class G shares of the Liberty Fund acquired in the Acquisitions in exchange for Retail B Shares of the Large Cap Value Fund that were acquired in connection with the Pillar Reorganization. Assumes Class G shares of the Liberty Fund convert to Class A shares of the Liberty Fund eight years after purchase of the Pillar Fund Class B shares held prior to the Pillar Reorganization.


(7) Assumes Class B shares convert to Class A shares eight years after purchase.


The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including that (1) the current contractual agreements will remain in place and
(2) certain fixed costs involved in operating the Large Cap Value Fund and the Growth and Income Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Liberty Fund or Columbia.


4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE GALAXY LARGE CAP VALUE FUND, GALAXY GROWTH AND INCOME FUND AND LIBERTY GROWTH & INCOME FUND II COMPARE?



The Growth and Income Fund and the Liberty Fund have the same investment goals, strategies and policies. This table compares the investment goal and principal investment strategies of the Large Cap Value Fund to those of the Growth and Income Fund and the Liberty Fund.



----------------------------------------------------------------------------------------------
                LARGE CAP VALUE FUND                GROWTH AND INCOME FUND AND LIBERTY FUND
----------------------------------------------------------------------------------------------
    INVESTMENT GOAL: The Fund seeks growth of     INVESTMENT GOAL: Each Fund seeks to provide
    both capital and income.                      a relatively high total return through
                                                  long-term capital appreciation and current
                                                  income.
----------------------------------------------------------------------------------------------
    PRINCIPAL INVESTMENT STRATEGIES: The Fund     PRINCIPAL INVESTMENT STRATEGIES: Each Fund
    seeks to achieve its goal as follows:         seeks to achieve its goal as follows:

    - The Fund invests primarily (under normal    - Under normal circumstances, the Fund
      circumstances at least 80% of its net         invests at least 80% of its net assets
      assets plus any borrowings for investment     (plus any borrowings for investment
      purposes) in the equity securities of         purposes) in the equity securities,
      established U.S. companies with large         primarily common stocks, of U.S. companies
      market capitalizations (in excess of $5       with large market capitalizations
      billion), mainly dividend-paying common       (generally over $2 billion) that the
      stocks that the Adviser believes to be        Fund's adviser believes offer
      undervalued by the market. The Fund will      above-average growth and dividends. The
      normally be as fully invested as              adviser focuses on stocks which are
      practicable in equity securities,             believed to be attractively priced
      consisting of common stocks, warrants to      relative to expectations for the future
      purchase common stocks, debt securities       performance of the issuing company.
      and preferred stocks convertible into
      common stocks, and American Depositary      - The Fund will sell a portfolio security
      Receipts which are undervalued by the         when, as a result of changes in the
      market.                                       economy, the adviser believes that holding
                                                    the security is no longer consistent with
    - In selecting portfolio securities for the     the Fund's investment objective. A
      Fund, the investment adviser seeks to buy     security may also be sold as a result of a
      the stocks of companies that are              deterioration in the performance of the
      fundamentally sound, but have a market        security or in the financial condition of
      price which the adviser believes is less      the issuer of the security.
      than the company's intrinsic value
      relative to its growth prospects.

    - The adviser's investment selection process begins with a top-down analysis of general economic conditions to determine how the investments will be weighted among industry sectors. The Fund normally invests in all major industry sectors represented in the Standard & Poor's 500
      Composite Stock Price Index (the "S&P
      500"). The adviser then conducts an
      analysis of the fundamental value
      characteristics (such as price/earnings
      ratios that are below a company's
      long-term earnings growth rate,
      price-to-book value and return on equity) of the companies within those sectors to identify stocks which

----------------------------------------------------------------------------------------------
                LARGE CAP VALUE FUND                GROWTH AND INCOME FUND AND LIBERTY FUND
----------------------------------------------------------------------------------------------
      represent "bargains" with the potential to
      appreciate in value in the near term.

    - The adviser continually monitors the
      securities held by the Fund and may sell a security when it achieves a designated price target, there is a fundamental change in a company's prospects or better investment opportunities become available.



Shareholders of the Large Cap Value Fund should note that, although the investment goals and strategies of the Liberty Fund are generally similar to those of the Large Cap Value Fund, there may be some differences in the investment approach of the combined fund. In particular, the Large Cap Value Fund focuses its investments in common stocks that pay dividends while the Liberty Fund emphasizes the potential for total return in selecting investments.



It is expected that prior to the consummation of the Acquisitions, the Growth and Income Fund's and Liberty Fund's investment policies will be changed so that, under normal circumstances, at least 80% of each Fund's net assets (plus any borrowings for investment purposes) will be invested in the equity securities, primarily common stocks, of U.S. companies with large market capitalizations. In addition, the Funds will no longer seek a current yield greater than that of the S&P 500. These changes will not result in a change to either Fund's investment goal.


For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF LIBERTY FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO MY ACQUIRED FUND OCCURS?

If you own Retail A Shares of the Large Cap Value Fund, you will receive Class A shares of the Liberty Fund. The initial sales charge will not apply to Class A shares of the Liberty Fund you receive in connection with the Acquisition, but it will apply to any purchases of Class A shares of the Liberty Fund you make after consummation of the Acquisition unless you qualify for a sales charge waiver. If you purchased $1 million or more of Retail A Shares of the Large Cap Value Fund within one year of the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within one year after you purchased your Retail A Shares of the Large Cap Value Fund.


If you own Retail A Shares of the Growth and Income Fund, you will receive Class T shares of the Liberty Fund. The initial sales charge will not apply to Class T shares you receive in connection with the Acquisition. Class T shares will continue to be available for purchase after consummation of the Acquisition by former Retail A shareholders of the Growth and Income Fund. Class T shares will not be sold to new investors. An initial sales charge will apply to any purchases of Class T shares of the Liberty Fund you make after consummation of the Acquisition. If you purchased $1 million or more of Retail A Shares of the Growth and Income Fund within one year of the consummation of the Acquisition and did not pay a front-end sales charge, the Class T shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within one year after you purchased your Retail A Shares of the Growth and Income Fund.



If you own Retail B Shares of the Large Cap Value Fund or Growth and Income Fund, you will receive Class G shares of the Liberty Fund. The CDSC applicable to your Acquired Fund Retail B Shares will apply to your redemption of Class G shares you receive in the Acquisitions. Class G shares will continue to be available for purchase after consummation of the Acquisitions by former Retail B shareholders of the Acquired Funds. Class G shares will not be sold to new investors.



If you own Trust Shares of the Large Cap Value Fund or Growth and Income Fund, you will receive Class Z shares of the Liberty Fund.

If you own Prime A Shares of the Growth and Income Fund, you will receive Class A shares of the Liberty Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Acquisition. An initial sales charge will apply to any purchases of Class A shares of the Liberty Fund you make after consummation of the Acquisition. If you purchased $1 million or more of Prime A Shares of the Growth and Income Fund within one year of the consummation of the Acquisition and did not pay a front-end sales charge, the Class A shares you acquire in the Acquisition will be subject to a 1% CDSC if you sell the shares within one year after you purchased your Prime A Shares of the Growth and Income Fund.



If you own Prime B Shares of the Growth and Income Fund, you will receive Class B shares of the Liberty Fund. Any CDSC applicable to redemptions of Class B shares of the Liberty Fund you receive in the Acquisition will depend upon when you acquired your Prime B Shares of the Growth and Income Fund and will be subject to the applicable CDSC schedule for Liberty Fund Class B shares. See Appendix D for more information.



For more information on the characteristics of the Liberty Fund shares you will receive in comparison to the Acquired Fund shares you currently own, please see the section "Information About the Acquisitions -- Shares You Will Receive" in the "Proposal" section of this Prospectus/Proxy and Appendix D.


6.  WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITIONS?

The Acquisitions are expected to be tax-free to you for federal income tax purposes. This means that neither you nor your Acquired Fund is expected to recognize a gain or loss as a result of the Acquisitions.

Immediately prior to the Acquisitions, each Acquired Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of your Acquired Fund shares are expected to carry over to your new shares in the Liberty Fund.

                                    PROPOSAL
           ACQUISITION OF THE GALAXY LARGE CAP VALUE FUND AND GALAXY

         GROWTH AND INCOME FUND BY THE LIBERTY GROWTH & INCOME FUND II


THE PROPOSAL


     Shareholders of the Large Cap Value Fund and Growth and Income Fund are being asked to approve the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy on behalf of the Large Cap Value Fund and Growth and Income Fund, Liberty-Stein Roe on behalf of the Liberty Fund, and Columbia. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of your Acquired Fund by the Liberty Fund under the Agreement and Plan of Reorganization.


PRINCIPAL INVESTMENT RISKS


     All of the principal risks applicable to the Funds are described in the table below. As previously noted, the Liberty Fund has the same investment goal, policies and strategies as the Growth and Income Fund. Accordingly, an investment in the Liberty Fund involves risks that are the same as those to which an investment in the Growth and Income Fund is subject. In addition, an investment in the Large Cap Value Fund involves risks that are similar to those which investments in the Growth and Income Fund or the Liberty Fund are subject. As a result, the Acquisitions will not expose the shareholders of either the Large Cap Value Fund or the Growth and Income Fund to any additional principal risks.



PRINCIPAL RISK                                                     FUNDS SUBJECT TO RISK
---------------------------------------------------------------------------------------------
LARGE CAP VALUE STOCKS RISK -- The Fund is subject to the      Large Cap Value Fund
risk that the large capitalization value stocks that it
typically holds may underperform other segments of the
equity market or the equity markets as a whole.
---------------------------------------------------------------------------------------------
MARKET RISK -- Changes in the U.S. or foreign economies can    Large Cap Value Fund
cause the value of stocks and other investments held by a
Fund to fall. Stock prices may decline over short or           Growth and Income Fund
extended periods. Stock markets tend to move in cycles,
with periods of rising prices and periods of falling           Liberty Fund
prices. The value of an investment in a Fund will go up and
down with the value of the investments which the Fund
holds. A Fund's investments may not perform as well as
other investments, even in times of rising markets.
---------------------------------------------------------------------------------------------
SELECTION OF INVESTMENTS RISK -- Each Fund's adviser           Large Cap Value Fund
evaluates the risks and rewards presented by all securities
purchased by a Fund and how they advance the Fund's            Growth and Income Fund
investment objective. It is possible, however, that these
evaluations will prove to be inaccurate.                       Liberty Fund
---------------------------------------------------------------------------------------------


INFORMATION ABOUT THE ACQUISITIONS

  General

     Although the Galaxy Trustees are proposing that the Liberty Fund acquire each of the Acquired Funds, each proposed Acquisition is not conditioned upon the approval of the other proposed Acquisition. Accordingly, in the event that the shareholders of one Acquired Fund approve the Acquisition but the shareholders of the other Acquired Fund do not, it is expected that the approved Acquisition will, subject to the terms of the Agreement and Plan of Reorganization, take place as described below.

     Shareholders who object to the Acquisition of their Acquired Fund by the Liberty Fund will not be entitled under Massachusetts law or Galaxy's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, shareholders should be aware that the Acquisitions as proposed are not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisitions are consummated, shareholders will be free to redeem the shares of the Liberty Fund which they receive in the transaction at their current net asset value, less any applicable CDSC. In addition, you may redeem your Acquired Fund shares at any time prior to the consummation of the Acquisitions.

  Shares You Will Receive

     If the Acquisition of the Large Cap Value Fund occurs and you own Retail A Shares of the Large Cap Value Fund, you will receive Class A shares of the Liberty Fund. As compared to the Retail A Shares of the Large Cap Value Fund you currently own, the Class A shares you receive in exchange for such shares will have the following characteristics:

     - Class A shares you receive in exchange for your Retail A Shares of the Large Cap Value Fund will have an aggregate net asset value equal to the aggregate net asset value of your Retail A Shares as of the business day before the closing of the Acquisition.

     - Class A shares of the Liberty Fund are subject to the same initial sales charge schedule as Retail A Shares of the Large Cap Value Fund; however, the Class A shares you receive in exchange for your Retail A Shares will not be subject to an initial sales charge.

     - The Liberty Fund charges a CDSC of 1% for certain large purchases of Class A shares if they are redeemed within 18 months of purchase, while similar large purchases of Retail A Shares of the Large Cap Value Fund are subject to a 1% CDSC if they are redeemed within one year of purchase. However, if you purchased $1 million or more of Retail A Shares of the Large Cap Value Fund within one year of the consummation of the Acquisition, the Class A shares of the Liberty Fund you acquire in the Acquisition will be subject to a CDSC only if you sell the shares within one year after you purchased your Retail A Shares, rather than 18 months.

     - Class A shares of the Liberty Fund are subject to the same distribution fees as Retail A Shares of the Large Cap Value Fund.

     - The procedures for purchasing and redeeming your shares will be the same after the Acquisition as they are currently.

     - Class A shares acquired in the Acquisition may be exchanged for Class A shares of any other fund sold by Liberty Funds Distributor, Inc.

     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     If the Acquisition of the Growth and Income Fund occurs and you own Retail A Shares of the Growth and Income Fund, you will receive Class T shares of the Liberty Fund. Class T shares will continue to be available for purchase after consummation of the Acquisition by former Retail A shareholders of the Growth and Income Fund. Class T shares will not be sold to new investors. As compared to the Retail A Shares of the Growth and Income Fund you currently own, the Class T shares you receive in exchange for such shares will have the following characteristics:



     - Class T shares you receive in exchange for your Retail A Shares of the Growth and Income Fund will have an aggregate net asset value equal to the aggregate net asset value of your Retail A Shares as of the business day before the closing of the Acquisition.



     - Class T shares are subject to the same initial sales charge as Retail A Shares of the Growth and Income Fund; however, the Class T shares you receive in exchange for your Retail A Shares will not be subject to an initial sales charge.



     - If you purchased $1 million or more of Retail A Shares of the Growth and Income Fund within one year of the consummation of the Acquisition, the Class T shares of the Liberty Fund you acquire in the Acquisition will be subject to a CDSC if you sell the shares within one year after you purchased your

Retail A Shares. Class T share purchases aggregating $1 million to $25 million made after consummation of the Acquisition will be subject to a 1% CDSC if they are redeemed within 18 months of purchase.



     - Class T shares are subject to the same shareholder servicing fees as Retail A Shares of the Growth and Income Fund.


     - The procedures for purchasing and redeeming your shares will be the same after the Acquisition as they are currently.

     - Class T shares acquired in the Acquisition may be exchanged for Class T shares or Class A shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class T shares are exchanged for Class A shares, they cannot be exchanged back into Class T shares.

     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     If the Acquisition of your Acquired Fund occurs and you own Retail B Shares of your Acquired Fund, you will receive Class G shares of the Liberty Fund. As compared to the Acquired Fund Retail B Shares you currently own, the Class G shares you receive in exchange for such shares will have the following characteristics:


     - Class G shares you receive in exchange for your Acquired Fund Retail B Shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund Retail B Shares as of the business day before the closing of the Acquisitions.

     - Class G shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class G shares you acquire in the Acquisitions, the new shares will continue to age from the date you purchased your Acquired Fund Retail B Shares or, in the case of Retail B Shares of the Large Cap Value Fund acquired in connection with the Pillar Reorganization, from the date you acquired the Pillar Fund Class B shares you held prior to the Pillar Reorganization.

     - Class G shares are subject to the same distribution and service fees as Acquired Fund Retail B Shares.

     - The procedures for purchasing and redeeming your shares will be the same after the Acquisitions as they are currently.

     - Class G shares acquired in the Acquisitions may be exchanged for Class G shares or Class B shares of any other fund sold by Liberty Funds Distributor, Inc. However, once Class G shares are exchanged for Class B shares, they cannot be exchanged back into Class G shares.

     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     If the Acquisition of your Acquired Fund occurs and you own Trust Shares of your Acquired Fund, you will receive Class Z shares of the Liberty Fund. As compared to the Acquired Fund Trust Shares you currently own, the Class Z shares you receive in exchange for such shares will have the following characteristics:


     - Class Z shares you receive in exchange for your Acquired Fund Trust Shares will have an aggregate net asset value equal to the aggregate net asset value of your Acquired Fund Trust Shares as of the business day before closing of the Acquisitions.


     - The procedures for purchasing and redeeming your shares will be similar after the Acquisitions to those you currently follow, although there will be some differences. For example, Class Z shares can be purchased and redeemed through financial advisors or directly through the Liberty Fund's distributor while Trust Shares can only be purchased and redeemed through financial institutions.



     - You will be able to exchange your Class Z shares for Class Z shares or Class A shares of any other fund sold by Liberty Funds Distributor, Inc., while your Acquired Fund Trust Shares may be exchanged for Trust Shares of another Galaxy fund or Class Z shares of any fund sold by Liberty Funds Distributor, Inc.


     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     If the Acquisition of the Growth and Income Fund occurs and you own Prime A Shares of the Growth and Income Fund, you will receive Class A shares of the Liberty Fund. As compared to the Prime A Shares of the Growth and Income Fund you currently own, the Class A shares you receive in exchange for such shares will have the following characteristics:



     - Class A shares you receive in exchange for your Prime A Shares of the Growth and Income Fund will have an aggregate net asset value equal to the aggregate net asset value of your Prime A Shares as of the business day before the closing of the Acquisition.



     - Class A shares are subject to a different initial sales charge than currently exists for Prime A Shares of the Growth and Income Fund; however, the Class A shares you receive in exchange for your Prime A Shares will not be subject to an initial sales charge.



     - The Liberty Fund charges a CDSC of 1% for certain large purchases of Class A shares if they are redeemed within 18 months of purchase, while similar large purchases of Prime A Shares of the Growth and Income Fund are subject to a 1% CDSC if they are redeemed within one year of purchase. However, if you purchased $1 million or more of Prime A Shares of the Growth and Income Fund within one year of the consummation of the Acquisition, the Class A shares of the Liberty Fund you acquire in the Acquisition will be subject to a CDSC if you sell the shares within one year after you purchased your Prime A Shares of the Growth and Income Fund.



     - Class A shares are subject to the same distribution and service fees as Prime A Shares of the Growth and Income Fund.


     - The procedures for purchasing and redeeming your shares will be the same after the Acquisition as they are currently.

     - Class A shares acquired in the Acquisition may be exchanged for Class A shares of any other fund sold by Liberty Funds Distributor, Inc.

     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     If the Acquisition of the Growth and Income Fund occurs and you own Prime B Shares of the Growth and Income Fund, you will receive Class B shares of the Liberty Fund. As compared to the Prime B Shares of the Growth and Income Fund you currently own, the Class B shares you receive in exchange for such shares will have the following characteristics:



     - Class B shares you receive in exchange for your Prime B Shares of the Growth and Income Fund will have an aggregate net asset value equal to the aggregate net asset value of your Prime B Shares of the Growth and Income Fund as of the business day before the closing of the Acquisition.



     - Class B shares are subject to a CDSC, but for purposes of determining the CDSC applicable to any redemption of Class B shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased your Prime B Shares of the Growth and Income Fund.



     - Class B shares are subject to the same distribution and service fees as Prime B Shares of the Growth and Income Fund.


     - The procedures for purchasing and redeeming your shares will be the same after the Acquisition as they are currently.

     - Class B shares acquired in the Acquisition may be exchanged for Class B shares of any other fund sold by Liberty Funds Distributor, Inc.

     - You will have voting rights similar to those you currently have, but as a shareholder of the Liberty Fund and Liberty-Stein Roe.


     Please see Appendix D for more information concerning similarities and differences between the various share classes of the Liberty Fund and the Acquired Funds.



     Information concerning capitalization of each of the Funds is provided below under "Capitalization."


  Reasons for the Acquisitions


     On November 1, 2001, Fleet National Bank, which is a wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"), completed its acquisition of the investment management business of Liberty Financial Companies, Inc. ("LFC"). As a result of this acquisition and subsequent organizational restructuring, FIA, the investment adviser to each Fund, along with FleetBoston's and LFC's other investment management operations, became part of Columbia, which is an indirect wholly owned subsidiary of FleetBoston. Galaxy and Liberty-Stein Roe are two of a number of mutual fund families constituting the Columbia Group Funds. Columbia has proposed a number of fund acquisitions and liquidations involving the Columbia Group Funds in addition to the Acquisitions described in this Prospectus/Proxy. The overall purposes of these fund acquisitions and liquidations include consolidating and rationalizing the product offerings of the Columbia Group Funds, positioning the Columbia Group Funds for improved distribution, creating larger, more efficient funds, and permitting Columbia to concentrate its portfolio management and distribution resources on a more focused group of portfolios.*



     The Trustees of Galaxy, including all of the Trustees who are not "interested persons" of Galaxy, and the Trustees of Liberty-Stein Roe, including all of the Trustees who are not "interested persons" of Liberty-Stein Roe, have determined that each Acquisition would be in the best interests of each Fund's shareholders and that the interests of existing shareholders in each Fund would not be diluted as a result of the Acquisitions. The Trustees of Galaxy have unanimously approved each Acquisition and recommend that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.



     In proposing the Acquisitions, Columbia presented to the Galaxy Trustees, at meetings held on June 10-11, 2002 and June 17, 2002, the following reasons for the Large Cap Value Fund and Growth and Income Fund to enter into the
Acquisitions:



     - The Acquisitions are intended to create a larger fund with an investment goal and strategies generally similar to those of the Large Cap Value Fund and the same as those of the Growth and Income Fund.


     - Based on estimated expense ratios as of March 31, 2002, shareholders of each class of shares of the Large Cap Value Fund are expected to experience lower net expenses.


     - Based on estimated expense ratios as of March 31, 2002, Retail A, Retail B, Trust and Prime B shareholders of the Growth and Income Fund are expected to experience the same or lower net expenses.


     - The Acquisitions are intended to permit each Acquired Fund's shareholders to exchange their investment for an investment in the Liberty Fund without recognizing gain or loss for federal income tax purposes. By contrast, if an Acquired Fund shareholder were to redeem his or her shares to invest in another fund, such as the Liberty Fund, the transaction would be a taxable event for such shareholder. Similarly, if an Acquired Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Acquired Fund's shareholders. After the Acquisitions, shareholders may redeem any or all of their Liberty Fund shares at net asset value (subject to any applicable CDSC) at any time, at which point they would recognize a taxable gain or loss.

---------------

* In addition, Columbia may combine the operations of some or all of its investment advisory subsidiaries within a single legal entity. Although Columbia expects that approval of any such combination by shareholders of the Funds would not be required. Columbia would plan to notify Fund shareholders.

     The Galaxy Trustees considered that shareholders of an Acquired Fund who do not want to become shareholders of the Liberty Fund, whether because the expenses they expect to bear would increase (Prime A Shares of the Growth and Income Fund only), they wish to realize an unrealized loss on their shares or otherwise, could redeem their shares in the Acquired Fund prior to the Acquisitions.


     In addition, the Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Liberty Fund will achieve any particular level of performance after the Acquisitions.

  Terms of the Agreement and Plan of Reorganization


     If approved by the shareholders of each Acquired Fund, the Acquisitions of the Growth and Income Fund and Large Cap Value Fund are expected to occur on or around November 22, 2002 and December 6, 2002, respectively, or such other dates as the parties may agree. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of
Reorganization:


     - Each Acquired Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Liberty Fund in exchange for shares of a similar class of the Liberty Fund** with an aggregate net asset value equal to the net value of the transferred assets and liabilities.


     - The Acquisitions will occur on the next business day after the time when the assets of each Fund are valued for purposes of the Acquisitions.


     - The shares of each class of the Liberty Fund received by each Acquired Fund will be distributed to each Acquired Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of such Acquired Fund in full liquidation of such Acquired Fund.

     - After the Acquisitions, each Acquired Fund will be terminated, and its affairs will be wound up in an orderly fashion.


     - Each Acquisition requires approval by the respective Acquired Fund's shareholders and satisfaction of a number of other conditions. Each Acquisition may be terminated at any time with the approval of the Trustees of both Galaxy and Liberty-Stein Roe or, under certain conditions, by either Galaxy or Liberty-Stein Roe.

---------------

** Retail A shareholders of the Large Cap Value Fund will receive Class A shares of the Liberty Fund, Retail A shareholders of the Growth and Income Fund will receive Class T shares of the Liberty Fund, Retail B shareholders of the Acquired Funds will receive Class G shares of the Liberty Fund, Trust shareholders of the Acquired Funds will receive Class Z shares of the Liberty Fund, Prime A shareholders of the Growth and Income Fund will receive Class A shares of the Liberty Fund and Prime B shareholders of the Growth and Income Fund will receive Class B shares of the Liberty Fund, in each case as discussed under the section "Shares You Will Receive" in the "Proposal" section of this Prospectus/Proxy.



  Capitalization



     The following table shows on an unaudited basis the capitalization of each of the Large Cap Value Fund and Growth and Income Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of both Acquired Funds by the Liberty Fund at net asset value as of that date.


                                                                                       LIBERTY FUND
                                         LARGE CAP      GROWTH AND      PRO FORMA       PRO FORMA
                                         VALUE FUND    INCOME FUND+    ADJUSTMENTS    COMBINED(1)(2)
                                        ------------   ------------   -------------   --------------
Retail A
  Net asset value.....................  $  8,904,504   $249,397,664   $(258,302,168)   $          0
  Shares outstanding..................       709,354     19,683,451     (20,392,805)              0
  Net asset value per share...........  $      12.55   $      12.67
Retail B and Class G(3)
  Net asset value.....................  $ 17,586,086   $ 47,393,962                    $ 64,980,048
  Shares outstanding..................     1,434,422      3,817,842                       5,234,932
  Net asset value per share...........  $      12.26   $      12.41                    $      12.41
Trust and Class Z(3)
  Net asset value.....................  $101,450,427   $474,891,924                    $576,342,351
  Shares outstanding..................     8,057,973     37,275,839                      45,238,981
  Net asset value per share...........  $      12.59   $      12.74                    $      12.74
Prime A
  Net asset value.....................                 $     24,322   $     (24,322)   $          0
  Shares outstanding..................                        1,915          (1,915)              0
  Net asset value per share...........                 $      12.70
Prime B and Class B(3)
  Net asset value.....................                 $    111,078                    $    111,078
  Shares outstanding..................                        8,879                           8,879
  Net asset value per share...........                 $      12.51                    $      12.51
Class A
  Net asset value.....................                                $   8,928,376    $  8,928,376
  Shares outstanding..................                                      703,022         703,022
  Net asset value per share...........                                                 $      12.70
Class T
  Net asset value.....................                                $ 249,397,664    $249,397,664
  Shares outstanding..................                                   19,683,451      19,683,451
  Net asset value per share...........                                                 $      12.67


---------------

+ The Growth and Income Fund will be the accounting survivor for financial statement purposes.


(1) Assumes the Acquisitions were consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of each Acquired Fund on the date the Acquisitions take place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.


(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Growth and Income Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class B, Class G, Class T or Class Z shares of the Liberty Fund outstanding. Retail B Shares and Trust Shares of each Acquired Fund will be exchanged for new Class G shares and Class Z shares, respectively, of the Liberty Fund, Retail A Shares of the Large Cap Value Fund will be exchanged for new Class A shares of the Liberty Fund and Retail A Shares, Prime A Shares and Prime B Shares of the Growth and Income Fund will be exchanged for new Class T shares, Class A shares and Class B shares, respectively, of the Liberty Fund upon consummation of the Acquisitions.


(3) Capitalization information is for Retail B Shares, Trust Shares and Prime B Shares of the Acquired Funds and Class G shares, Class Z shares and Class B shares, respectively, of the Liberty Fund pro forma combined.

     The following table shows on an unaudited basis the capitalization of the Large Cap Value Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Large Cap Value Fund, but not the Growth and Income Fund, by the Liberty Fund at net asset value as of that date.



                                                                               LIBERTY FUND
                                                               GROWTH AND       PRO FORMA
                                                              INCOME FUND+    COMBINED(1)(2)
                                                              ------------    --------------
Retail A and Class A(3)
  Net asset value...........................................  $  8,904,054     $  8,904,054
  Shares outstanding........................................       709,354          709,354
  Net asset value per share.................................  $      12.55     $      12.55
Retail B and Class G(3)
  Net asset value...........................................  $ 17,586,086     $ 17,586,086
  Shares outstanding........................................     1,434,422        1,434,422
  Net asset value per share.................................  $      12.26     $      12.26
Trust and Class Z(3)
  Net asset value...........................................  $101,450,427     $101,450,427
  Shares outstanding........................................     8,057,973        8,057,973
  Net asset value per share.................................  $      12.59     $      12.59


---------------

+ If the Growth and Income Fund shareholders do not approve its Acquisition, the Large Cap Value Fund will be the accounting survivor for financial statement purposes.


(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of the Large Cap Value Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.

(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Large Cap Value Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class G or Class Z shares of the Liberty Fund outstanding. Retail A Shares, Retail B Shares and Trust Shares of the Large Cap Value Fund will be exchanged for new Class A shares, Class G shares and Class Z shares, respectively, of the Liberty Fund upon consummation of the Acquisition.

(3) Capitalization information is for Retail A Shares, Retail B Shares and Trust Shares of the Large Cap Value Fund and Class A shares, Class G shares and Class Z shares, respectively, of the Liberty Fund pro forma combined.

     The following table shows on an unaudited basis the capitalization of the Growth and Income Fund as of May 31, 2002, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of the Growth and Income Fund, but not the Large Cap Value Fund, by the Liberty Fund at net asset value as of that date.



                                                                               LIBERTY FUND
                                                               GROWTH AND       PRO FORMA
                                                              INCOME FUND+    COMBINED(1)(2)
                                                              ------------    --------------
Retail A and Class T(3)
  Net asset value...........................................  $249,397,664     $249,397,664
  Shares outstanding........................................    19,683,451       19,683,451
  Net asset value per share.................................  $      12.67     $      12.67
Retail B and Class G(3)
  Net asset value...........................................  $ 47,393,962     $ 47,393,962
  Shares outstanding........................................     3,817,842        3,817,842
  Net asset value per share.................................  $      12.41     $      12.41
Trust and Class Z(3)
  Net asset value...........................................  $474,891,924     $474,891,924
  Shares outstanding........................................    37,275,839       37,275,839
  Net asset value per share.................................  $      12.74     $      12.74
Prime A and Class A(3)
  Net asset value...........................................  $     24,322     $     24,322
  Shares outstanding........................................         1,915            1,915
  Net asset value per share.................................  $      12.70     $      12.70
Prime B and Class B(3)
  Net asset value...........................................  $    111,078     $    111,078
  Shares outstanding........................................         8,879            8,879
  Net asset value per share.................................  $      12.51     $      12.51


---------------

+ The Growth and Income Fund will be the accounting survivor for financial statement purposes.



(1) Assumes the Acquisition was consummated on May 31, 2002, and is for information purposes only. No assurance can be given as to how many shares of the Liberty Fund will be received by the shareholders of the Growth and Income Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Liberty Fund that actually will be received on or after such date.



(2) Assumes shares will be exchanged based on the net asset value per share of the existing shares of the Growth and Income Fund on May 31, 2002. As of May 31, 2002, there were no Class A, Class B, Class G, Class T or Class Z shares of the Liberty Fund outstanding. Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares of the Growth and Income Fund will be exchanged for new Class T shares, Class G shares, Class Z shares, Class A shares and Class B shares, respectively, of the Liberty Fund upon consummation of the Acquisition.



(4) Capitalization information is for Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares of the Growth and Income Fund and Class T shares, Class G shares, Class Z shares, Class A shares and Class B shares, respectively, of the Liberty Fund pro forma combined.



  Financial Highlights of the Growth and Income Fund



     The Growth and Income Fund will be the accounting survivor for the Liberty Fund for financial statement purposes. The financial highlights tables that follow will help you understand the financial performance for the Growth and Income Fund for the past five years (or the period since a particular class of shares was first offered). Certain information reflects the performance of a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in shares of the Growth and Income Fund, assuming all dividends and distributions were reinvested. The information for the fiscal years ended October 31, 2001, 2000 and 1999 has been audited by Ernst & Young, LLP, independent auditors. The information for the fiscal years ended October 31, 1998 and 1997 was audited by Galaxy's former auditors. The information for the six month period ended April 30, 2002 is unaudited.

                         GALAXY GROWTH AND INCOME FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                RETAIL A SHARES


                                       SIX MONTHS
                                          ENDED                     YEARS ENDED OCTOBER 31,
                                        APRIL 30,     ----------------------------------------------------
                                          2002          2001       2000       1999       1998       1997
                                       -----------    --------   --------   --------   --------   --------
                                       (UNAUDITED)
Net asset value, beginning of
  period.............................   $  12.70      $  16.37   $  15.98   $  14.87   $  16.24   $  13.78
                                        --------      --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income(1)...........         --(3)       0.02       0.02       0.08(4)     0.12      0.18
  Net realized and unrealized gain
    (loss) on investments............       0.24         (2.39)      1.33       2.02       1.32       3.67
                                        --------      --------   --------   --------   --------   --------
Total from investment operations.....       0.24         (2.37)      1.35       2.10       1.44       3.85
                                        --------      --------   --------   --------   --------   --------
Less distributions:
  Distributions from net investment
    income...........................      (0.01)        (0.02)     (0.05)     (0.08)     (0.13)     (0.20)
  Distributions in excess of net
    investment income................         --            --(3)       --(3)       --       --         --
  Distributions from net realized
    capital gains....................      (0.44)        (1.28)     (0.91)     (0.91)     (2.68)     (1.19)
                                        --------      --------   --------   --------   --------   --------
Total distributions..................      (0.45)        (1.30)     (0.96)     (0.99)     (2.81)     (1.39)
                                        --------      --------   --------   --------   --------   --------
Net increase (decrease) in net asset
  value..............................      (0.21)        (3.67)      0.39       1.11      (1.37)      2.46
                                        ========      ========   ========   ========   ========   ========
Net asset value, end of period.......   $  12.49      $  12.70   $  16.37   $  15.98   $  14.87   $  16.24
                                        ========      ========   ========   ========   ========   ========
Total return(2)......................       1.64%(5)    (15.46)%     9.06%     14.56%      9.93%     30.10%
Ratios/supplemental data:
  Net assets, end of period (in
    000s)............................   $248,758      $259,884   $217,423   $232,110   $214,110   $141,884
Ratios to average net assets:
  Net investment income including
    reimbursement/waiver.............       0.03%(6)      0.07%      0.16%      0.53%      0.75%      1.18%
  Operating expenses including
    reimbursement/waiver.............       1.33%(6)      1.34%      1.28%      1.28%      1.28%      1.27%
  Operating expenses excluding
    reimbursement/waiver.............       1.36%(6)      1.36%      1.37%      1.38%      1.35%      1.45%
Portfolio turnover rate..............          4%(5)        19%        42%        20%        38%        93%

---------------
(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.00(3), $0.02,
    $0.01, $0.07(4), $0.10 and $0.18, respectively.

(2) Calculation does not include the effect of any sales charges for Retail A Shares.

(3) Net investment income per share and distributions in excess of net investment income were less than $0.005.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Not annualized.

(6) Annualized.

                         GALAXY GROWTH AND INCOME FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                RETAIL B SHARES



                                  SIX MONTHS
                                     ENDED                   YEARS ENDED OCTOBER 31,
                                   APRIL 30,     ------------------------------------------------
                                     2002         2001      2000      1999       1998      1997
                                  -----------    -------   -------   -------    -------   -------
                                  (UNAUDITED)
Net asset value, beginning of
  period........................    $ 12.50      $ 16.23   $ 15.90   $ 14.83    $ 16.23   $ 13.77
                                    -------      -------   -------   -------    -------   -------
Income from investment
  operations:
  Net investment income
     (loss)(1)..................      (0.05)       (0.09)    (0.10)    (0.04)(4)      --(3)    0.10
  Net realized and unrealized
     gain (loss) on
     investments................       0.24        (2.36)     1.34      2.02       1.31      3.65
                                    -------      -------   -------   -------    -------   -------
Total from investment
  operations....................       0.19        (2.45)     1.24      1.98       1.31      3.75
                                    -------      -------   -------   -------    -------   -------
Less distributions:
  Distributions from net
     investment income..........         --           --        --        --      (0.03)    (0.10)
  Distributions from net
     realized capital gains.....      (0.44)       (1.28)    (0.91)    (0.91)     (2.68)    (1.19)
                                    -------      -------   -------   -------    -------   -------
Total distributions.............      (0.44)       (1.28)    (0.91)    (0.91)     (2.71)    (1.29)
                                    -------      -------   -------   -------    -------   -------
Net increase (decrease) in net
  asset value...................      (0.25)       (3.73)     0.33      1.07      (1.40)     2.46
                                    -------      -------   -------   -------    -------   -------
Net asset value, end of
  period........................    $ 12.25      $ 12.50   $ 16.23   $ 15.90    $ 14.83   $ 16.23
                                    =======      =======   =======   =======    =======   =======
Total return(2).................       1.29%(5)   (16.11)%    8.35%    13.72%      9.09%    29.11%
Ratios/supplemental data:
  Net assets, end of period (in
     000s)......................    $47,266      $48,512   $61,857   $62,366    $53,216   $35,178
Ratios to average net assets:
  Net investment income (loss)
     including
     reimbursement/waiver.......      (0.71)%(6)   (0.64)%   (0.60)%   (0.22)%     0.01%     0.31%
  Operating expenses including
     reimbursement/waiver.......       2.07%(6)     2.05%     2.04%     2.03%      2.02%     2.05%
  Operating expenses excluding
     reimbursement/waiver.......       2.09%(6)     2.05%     2.04%     2.04%      2.02%     2.28%
Portfolio turnover rate.........          4%(5)       19%       42%       20%        38%       93%


---------------
(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Retail B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $(0.05),
    $(0.09), $(0.10), $(0.04)(4), $0.00 and $0.08, respectively.

(2) Calculation does not include the effect of any sales charges for Retail B Shares.

(3) Net investment income per share and dividends in excess of net investment income per share were less than $0.005.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Not annualized.

(6) Annualized.

                         GALAXY GROWTH AND INCOME FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                  TRUST SHARES



                              SIX MONTHS
                                 ENDED                     YEARS ENDED OCTOBER 31,
                               APRIL 30,     ----------------------------------------------------
                                 2002          2001       2000       1999       1998       1997
                              -----------    --------   --------   --------   --------   --------
                              (UNAUDITED)
Net asset value, beginning
  of period.................   $  12.77      $  16.43   $  16.02   $  14.90   $  16.28   $  13.80
                               --------      --------   --------   --------   --------   --------
Income from investment
  operations:
  Net investment
     income(1)..............       0.02          0.06       0.08       0.13(3)     0.15      0.22
  Net realized and
     unrealized gain (loss)
     on investments.........       0.24         (2.39)      1.32       2.02       1.31       3.68
                               --------      --------   --------   --------   --------   --------
Total from investment
  operations................       0.26         (2.33)      1.40       2.15       1.46       3.90
                               --------      --------   --------   --------   --------   --------
Less distributions:
  Distributions from net
     investment income......      (0.03)        (0.05)     (0.08)     (0.12)     (0.16)     (0.23)
  Distributions in excess of
     net investment
     income.................         --            --(2)       --(2)       --       --         --
  Distributions from net
     realized capital
     gains..................      (0.44)        (1.28)     (0.91)     (0.91)     (2.68)     (1.19)
                               --------      --------   --------   --------   --------   --------
Total distributions.........      (0.47)        (1.33)     (0.99)     (1.03)     (2.84)     (1.42)
                               --------      --------   --------   --------   --------   --------
Net increase (decrease) in
  net asset value...........      (0.21)        (3.66)      0.41       1.12      (1.38)      2.48
                               --------      --------   --------   --------   --------   --------
Net asset value, end of
  period....................   $  12.56      $  12.77   $  16.43   $  16.02   $  14.90   $  16.28
                               ========      ========   ========   ========   ========   ========
Total return................       1.82%(4)    (15.12)%     9.38%     14.85%     10.10%     30.43%
Ratios/supplemental data:
  Net assets, end of period
     (in 000s)..............   $475,005      $460,302   $678,398   $309,106   $254,060   $246,654
Ratios to average net
  assets:
  Net investment income
     including
     reimbursement/waiver...       0.40%(5)      0.44%      0.44%      0.76%      1.00%      1.44%
  Operating expenses
     including
     reimbursement/waiver...       0.96%(5)      0.97%      1.00%      1.05%      1.03%      1.03%
  Operating expenses
     excluding
     reimbursement/waiver...       0.98%(5)      0.97%      1.00%      1.05%      1.03%      1.06%
Portfolio turnover rate.....          4%(4)        19%        42%        20%        38%        93%


---------------
(1) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Trust Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000, 1999, 1998 and 1997 was $0.02, $0.06, $0.08,
    $0.13(3), $0.15 and $0.21, respectively.

(2) Distributions in excess of net investment income per share were less than $0.005.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Not annualized.

(5) Annualized.

                         GALAXY GROWTH AND INCOME FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                 PRIME A SHARES



                                                 SIX MONTHS
                                                    ENDED             YEARS ENDED OCTOBER 31,
                                                  APRIL 30,       -------------------------------
                                                    2002           2001        2000       1999(1)
                                                 -----------      ------      ------      -------
                                                 (UNAUDITED)
Net asset value, beginning of period.........      $12.74         $16.41      $16.00      $14.88
                                                   ------         ------      ------      ------
Income from investment operations:
  Net investment income (loss)(2)............       (0.01)          0.02        0.04        0.11(4)
  Net realized and unrealized gain (loss) on
     investments.............................        0.24          (2.38)       1.34        2.03
                                                   ------         ------      ------      ------
Total from investment operations.............        0.23          (2.36)       1.38        2.14
                                                   ------         ------      ------      ------
Less distributions:
  Distributions from net investment income...       (0.01)         (0.03)      (0.06)      (0.11)
  Distributions in excess of net investment
     income..................................          --             --(5)       --          --
  Distributions from net realized capital
     gains...................................       (0.44)         (1.28)      (0.91)      (0.91)
                                                   ------         ------      ------      ------
Total distributions..........................       (0.45)         (1.31)      (0.97)      (1.02)
                                                   ------         ------      ------      ------
Net increase (decrease) in net asset value...       (0.22)         (3.67)       0.41        1.12
                                                   ------         ------      ------      ------
Net asset value, end of period...............      $12.52         $12.74      $16.41      $16.00
                                                   ======         ======      ======      ======
Total return(3)..............................        1.58%(6)     (15.34)%      9.27%      14.81%
Ratios/supplemental data:
  Net assets, end of period (in 000s)........      $   24         $   60      $  156      $  150
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver....................        0.08%(7)       0.22%       0.30%       0.66%
  Operating expenses including
     reimbursement/waiver....................        1.28%(7)       1.19%       1.14%       1.15%
  Operating expenses excluding
     reimbursement/waiver....................        1.41%(7)       1.22%       1.24%       1.30%
Portfolio turnover rate......................           4%(6)         19%         42%         20%


---------------
(1) The Fund began issuing Prime A Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime A Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000 and 1999 was $0.01, $0.02, $0.03 and $0.09(4),
    respectively.

(3) Calculation does not include the effect of any sales charges for Prime A Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Net distributions in excess of net investment income per share were less than $0.005.

(6) Not annualized.

(7) Annualized.

                         GALAXY GROWTH AND INCOME FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                 PRIME B SHARES



                                                  SIX MONTHS
                                                     ENDED            YEARS ENDED OCTOBER 31,
                                                   APRIL 30,       -----------------------------
                                                     2002           2001      2000      1999(1)
                                                  -----------      ------    ------    ---------
                                                  (UNAUDITED)
Net asset value, beginning of period..........     $  12.59        $16.32    $15.97    $   14.88
                                                   --------        ------    ------    ---------
Income from investment operations:
  Net investment income (loss)(2).............        (0.04)        (0.07)    (0.07)       (0.01)(4)
  Net realized and unrealized gain (loss) on
     investments..............................         0.23         (2.38)     1.33         2.03
                                                   --------        ------    ------    ---------
Total from investment operations..............         0.19         (2.45)     1.26         2.02
                                                   --------        ------    ------    ---------
Less distributions:
  Distributions from net investment income....           --            --        --        (0.02)
  Distributions from net realized capital
     gains....................................        (0.44)        (1.28)    (0.91)       (0.91)
                                                   --------        ------    ------    ---------
Total distributions...........................        (0.44)        (1.28)    (0.91)       (0.93)
                                                   --------        ------    ------    ---------
Net increase (decrease) in net asset value....        (0.25)        (3.73)     0.35         1.09
                                                   --------        ------    ------    ---------
Net asset value, end of period................     $  12.34        $12.59    $16.32    $   15.97
                                                   ========        ======    ======    =========
Total return(3)...............................         1.28%(5)    (15.95)%    8.38%       13.98%
Ratios/supplemental data:
  Net assets, end of period (in 000s).........     $    110        $  109    $  129    $     129
Ratios to average net assets:
  Net investment income (loss) including
     reimbursement/waiver.....................         0.65%(6)     (0.55)%   (0.45)%      (0.09)%
  Operating expenses including
     reimbursement/waiver.....................         2.01%(6)      1.96%     1.89%        1.90%
  Operating expenses excluding
     reimbursement/waiver.....................         2.03%(6)      2.00%     2.07%        2.17%
Portfolio turnover rate.......................            4%(5)        19%       42%          20%


---------------
(1) The Fund began issuing Prime B Shares on November 1, 1998.

(2) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or its affiliates and/or the Administrator for Prime B Shares for the six months ended April 30, 2002 (unaudited) and the years ended October 31, 2001, 2000 and 1999 was $(0.05), $(0.07), $(0.10) and
    $(0.05)(4), respectively.

(3) Calculation does not include the effect of any sales charges for Prime B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(5) Not annualized.

(6) Annualized.

  Federal Income Tax Consequences

     Each Acquisition is intended to be a tax-free reorganization. Ropes & Gray has delivered to each Acquired Fund and the Liberty Fund an opinion, and the closing of each Acquisition will be conditioned on receipt of a letter from Ropes & Gray confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

     - under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the relevant Acquired Fund or the shareholders of such Acquired Fund as a result of either Acquisition;

     - under Section 358 of the Code, the tax basis of the Liberty Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Large Cap Value Fund or Growth and Income Fund shares exchanged therefor, as applicable;



     - under Section 1223(1) of the Code, your holding period for the Liberty Fund shares you receive will include the holding period for your Large Cap Value Fund or Growth and Income Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;


     - under Section 1032 of the Code, no gain or loss will be recognized by the Liberty Fund as a result of the relevant Acquisition;

     - under Section 362(b) of the Code, the Liberty Fund's tax basis in the assets that the Liberty Fund receives from the relevant Acquired Fund will be the same as such Acquired Fund's basis in such assets; and

     - under Section 1223(2) of the Code, the Liberty Fund's holding period in such assets will include the relevant Acquired Fund's holding period in such assets.

     Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of Galaxy and Liberty-Stein Roe. No opinion or confirmation letter is a guarantee that the tax consequences of the relevant Acquisition will be as described above.

     Prior to the closing of each Acquisition, the relevant Acquired Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

     A substantial portion of the portfolio assets of the Large Cap Value Fund may be sold in connection with the Acquisitions. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Large Cap Value Fund's basis in such assets. Any net capital gains recognized in these sales not offset by capital loss carryforwards will be distributed to the Large Cap Value Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.


     The Liberty Fund's ability to carry forward the realized capital losses of an Acquired Fund and use them to offset its own future gains may be limited. First, one Fund's capital losses cannot be used to offset non de-minimis net pre-Acquisition "built-in" gains of any other Fund. Second, a portion of an Acquired Fund's capital losses may become unavailable for use by the Liberty Fund to offset any gains at all. Third, capital losses that do remain available to the Liberty Fund will offset capital gains realized after the Acquisitions and thus will reduce distributions to a broader group of shareholders than would have been the case absent such Acquisitions. Therefore, in certain circumstances, former shareholders of an Acquired Fund may pay more taxes, or pay taxes sooner, than they would had the Acquisitions not occurred.



     As of May 31, 2002, the Growth and Income Fund had no realized capital losses, and had approximately $108 million in pre-Acquisition "built-in" gains. As of the same date, the Large Cap Value Fund had no realized capital losses, and had approximately $29 million in pre-Acquisition "built-in" gains.



     If the Acquisitions had occurred on May 31, 2002, there would have been no material limitation on the use of losses by the Liberty Fund.


     This description of the federal income tax consequences of the Acquisitions does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

  Performance Information


     The charts below show the percentage gain or loss for Trust Shares of the Large Cap Value Fund and Growth and Income Fund in each calendar year since they commenced operations. They should give you a general idea of how each Acquired Fund's returns have varied from year to year. The charts include the effects of expenses for Trust Shares. Returns for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares were lower than the returns shown because they have higher expenses than Trust Shares. In addition, returns for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares would be even lower if any applicable sales charges were included. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.


     Additional discussion of the manner of calculation of total return is contained in each Acquired Fund's Prospectuses and Statement of Additional Information.


                              LARGE CAP VALUE FUND
                                  TRUST SHARES
[BAR CHART]

                                                                   LARGE CAP VALUE FUND TRUST SHARES
                                                                   ---------------------------------
1993                                                                              6.12
1994                                                                             -5.61
1995                                                                             36.71
1996                                                                             21.69
1997                                                                             25.71
1998                                                                             27.58
1999                                                                             14.12
2000                                                                             -2.94
2001                                                                            -16.48


The Fund's year-to-date total return through           For period shown in bar chart:
June 30, 2002, was -13.09%.                            Best quarter: 4th quarter 1998, +22.58%
                                                       Worst quarter: 3rd quarter 2001, -13.61%



                             GROWTH AND INCOME FUND

                                  TRUST SHARES
[BAR CHART]

                                                                  GROWTH AND INCOME FUND TRUST SHARES
                                                                  -----------------------------------
1993                                                                              9.56
1994                                                                              5.12
1995                                                                             29.67
1996                                                                             20.20
1997                                                                             29.66
1998                                                                             15.96
1999                                                                              7.09
2000                                                                              3.95
2001                                                                             -5.56


The Fund's year-to-date total return through           For period shown in bar chart:
June 30, 2002, was -13.21%.                            Best quarter: 4th quarter 1998, +20.76%
                                                       Worst quarter: 3rd quarter 2001, -13.65%



     The following tables list the average annual total returns for Retail A, Retail B and Trust Shares of the Large Cap Value Fund and Retail A, Retail B, Trust, Prime A and Prime B Shares of the Growth and Income Fund for the one-year, five-year and life-of-the-fund periods ended December 31, 2001 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Acquired Funds. At the bottom of each table, you can compare each Acquired Fund's performance with a broad-based market index.

     After-tax returns are shown for Trust Shares only. After-tax returns for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares will differ. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and may not be relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

LARGE CAP VALUE FUND(1)

                                                       INCEPTION                         LIFE OF THE
                                                         DATE       1 YEAR    5 YEARS       FUND
Trust Shares (%)                                         4/1/92
  Return Before Taxes                                               -16.48      8.21        10.58
  Return After Taxes on Distributions                               -16.64      6.12         8.44
  Return After Taxes on Distributions
     and Sale of Fund Shares                                        -10.04      6.09         8.07
----------------------------------------------------------------------------------------------------
Retail A Shares (%)(2)                                   4/1/92
  Return Before Taxes                                               -21.54      6.67         9.62
----------------------------------------------------------------------------------------------------
Retail B Shares (%)(3)                                  5/12/97
  Return Before Taxes                                               -21.44       N/A         4.86
----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                           N/A
(reflects no deduction for fees,                                                            13.58(4)
expenses or taxes)                                                  -11.88     10.70         8.28(5)

---------------
(1) The Large Cap Value Fund's returns are compared to the Standard & Poor's 500 Index (the "S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 Index is heavily weighted with the stocks of large companies. Unlike the Large Cap Value Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. Securities in the Large Cap Value Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.

(2) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001.

(4) Index performance information is from March 31, 1992 to December 31, 2001.

(5) Index performance information is from May 31, 1997 to December 31, 2001.

GROWTH AND INCOME FUND(1)



                                                       INCEPTION                         LIFE OF THE
                                                         DATE       1 YEAR    5 YEARS       FUND
Trust Shares (%)                                       12/14/92
  Return Before Taxes                                                -5.56      9.59        12.35
  Return After Taxes on Distributions                                -6.29      7.41         9.84
  Return After Taxes on Distributions and Sale of
     Fund Shares                                                     -2.83      7.45         9.48
Retail A Shares (%)(2)                                  2/12/93
  Return Before Taxes                                               -11.34      7.97        11.53
----------------------------------------------------------------------------------------------------
Retail B Shares (%)(3)                                   3/4/96
  Return Before Taxes                                               -11.18      8.03         9.33
----------------------------------------------------------------------------------------------------
Prime A Shares (%)                                      11/1/98
  Return Before Taxes                                               -11.00       N/A         3.04
----------------------------------------------------------------------------------------------------
Prime B Shares (%)                                      11/1/98
  Return Before Taxes                                               -11.08       N/A         3.32
----------------------------------------------------------------------------------------------------
S&P 500 Index (%)                                           N/A                             13.56(4)
(reflects no deduction for fees,                                                            12.21(5)
expenses or taxes)                                                  -11.88     10.70         2.68(6)


---------------

(1) The Growth and Income Fund's returns are compared to the S&P 500 Index. Unlike the Growth and Income Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. Securities in the Growth and Income Fund may not match those in the S&P 500 Index. It is not possible to invest directly in indices.


(2) The performance of Retail A Shares of the Fund for the periods prior to January 1, 2001 has been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Retail A Shares made on or after January 1, 2001.

(3) The performance of Retail B Shares of the Fund includes the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares that are purchased on or after January 1, 2001.


(4) Index performance information is from November 30, 1992 to December 31, 2001 and January 31, 1993 to December 31, 2001. (Performance of the S&P 500 Index for these periods was the same.)


(5) Index performance information is from February 29, 1996 to December 31,
    2001.

(6) Index performance information is from October 31, 1998 to December 31, 2001.

THE GALAXY TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

  Required Vote for the Proposal


     Approval of the Agreement and Plan of Reorganization dated June 19, 2002, among Galaxy on behalf of the Large Cap Value Fund and Growth and Income Fund, Liberty-Stein Roe on behalf of the Liberty Fund, and Columbia will require the affirmative vote of a majority of the outstanding shares of each of the Large Cap Value Fund and Growth and Income Fund, voting separately with respect to the Acquisition of each such Fund. With respect to the approval of the Agreement and Plan of Reorganization, the term "majority of the outstanding shares" of an Acquired Fund means more than 50% of the outstanding shares of the Acquired Fund. A vote of the shareholders of the Liberty Fund is not needed to approve the Acquisitions.


                                    GENERAL

VOTING INFORMATION


     The Galaxy Trustees are soliciting proxies from the shareholders of the Large Cap Value Fund and Growth and Income Fund in connection with the Meeting, which has been called to be held at 2:00 p.m. Eastern Time on October 18, 2002, at Galaxy's offices, One Financial Center, Boston, Massachusetts 02111-

2621. The Meeting notice, this Prospectus/Proxy and proxy inserts are being mailed to shareholders beginning on or about August 26, 2002.


  Information About Proxies and the Conduct of the Meeting


     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Galaxy or by employees or agents of its service contractors. In addition, PROXY ADVANTAGE, a division of PFPC Inc., has been engaged to assist in the solicitation of proxies, at an estimated cost of $6,064 and $42,854 for the Large Cap Value Fund and Growth and Income Fund, respectively, which will be paid by Columbia as noted below.



     Voting Process. You can vote in any one of the following ways:


     a. By mail, by filling out and returning the enclosed proxy card;

     b. By phone or Internet (see enclosed proxy insert for instructions); or

     c. In person at the Meeting.

     Shareholders who owned shares on the record date, August 2, 2002, are entitled to vote at the Meeting. For each full share of your Acquired Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy insert. Either owner of a joint account may sign the proxy insert, but the signer's name must exactly match the name that appears on the card.


     Costs. Except for fees for registering and qualifying shares to be issued in the Acquisitions which will be borne by the Liberty Fund, the estimated costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisitions will be borne by Columbia.


     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Galaxy, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.


     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by each Acquired Fund at the Meeting. A quorum is constituted with respect to an Acquired Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Acquired Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.



     Adviser and Underwriter. The address of each Fund's investment adviser is Fleet Investment Advisors Inc., 100 Federal Street, Boston, Massachusetts 02110. FIA was established in 1984. FIA also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of June 30, 2002, FIA managed over $89 billion in assets. During the fiscal year ended October 31, 2001, the Large Cap Value Fund and Growth and Income Fund paid FIA advisory fees at an annual rate of 0.67% and 0.75%, respectively, as a percentage of each Acquired Fund's average net assets.


     FIA is part of the larger Columbia organization, which is a wholly owned subsidiary of FleetBoston and includes several other separate legal entities. The legal entities comprising Columbia are managed by a single management team. These entities also share personnel, facilities and systems that may be used in providing administrative or operational services to the Funds.

     The address of each Fund's principal underwriter, Liberty Funds Distributor, Inc., is One Financial Center, Boston, Massachusetts 02111-2621.

     Other Service Providers for the Liberty Fund and the Acquired Funds. In some cases, the Liberty Fund and the Acquired Funds have different service providers. Upon completion of the Acquisitions, the Liberty Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Liberty Fund and the Acquired Funds.


                                    LIBERTY FUND                       ACQUIRED FUNDS
                          ---------------------------------   ---------------------------------
Administrator...........
                          Stein Roe & Farnham Incorporated    Fleet Investment Advisors Inc.
                          One South Wacker Drive              100 Federal Street
                          Chicago, IL 60606                   Boston, MA 02110
Fund Accountant.........
                          Stein Roe & Farnham Incorporated    Colonial Management Associates,
                          One South Wacker Drive              Inc.
                          Chicago, IL 60606                   One Financial Center
                                                              Boston, MA 02111
Sub-Administrator/
  Sub-Fund Accountant...
                          None                                PFPC Inc.
                                                              4400 Computer Drive
                                                              Westborough, MA 01581-5108
Transfer Agent..........
                          Liberty Funds Services, Inc.        Liberty Funds Services, Inc.
                          P.O. Box 8081                       P.O. Box 8081
                          Boston, MA 02266-8081               Boston, MA 02266-8081
Custodian...............
                          State Street Bank & Trust Company   JPMorgan Chase Bank
                          225 Franklin Street                 270 Park Avenue
                          Boston, MA 02101                    New York, NY 10017-2070
Independent Auditors....
                          PricewaterhouseCoopers LLP          Ernst & Young LLP
                          160 Federal Street                  200 Clarendon Street
                          Boston, MA 02110-2624               Boston, MA 02116



     Outstanding Shares and Significant Shareholders. Appendix B to this Prospectus/Proxy lists the total number of shares outstanding as of August 2, 2002, for each class of each Acquired Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Acquired Fund, and contains information about the executive officers and Trustees of Galaxy and their shareholdings in the Acquired Funds and in Galaxy and about the executive officers and Trustees of Liberty-Stein Roe and their shareholdings in Liberty-Stein Roe.



     Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Acquired Fund, or if either Acquired Fund has not received enough votes by the time of the Meeting to approve the Proposal, the persons named as proxies (the "Designees"), or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of such Acquired Fund that are present in person or by proxy on the question when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. They will not vote any proxy that directs them to abstain from voting on the Proposal.



     At the record date for the Meeting, affiliates of Columbia owned of record with discretion to vote approximately 66% and 25% of the outstanding share of the Large Cap Value Fund and Growth and Income Fund, respectively, as trustee or agent for their respective customers. The agreements with these affiliates of Columbia governing the accounts of beneficial owners of shares of the Acquired Funds generally provide the affiliates with the discretion to vote all shares held by them of record. The affiliates of Columbia have informed Galaxy that they may vote such shares themselves in their capacity as fiduciaries and that they have engaged an independent third party to evaluate the Proposal and make a recommendation as to how to vote the shares.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of each Acquired Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Galaxy has previously received written contrary instructions from the shareholder entitled to vote the shares.


     Shareholder Proposals at Future Meetings. Neither Galaxy nor Liberty-Stein Roe holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of any fund or either Galaxy or Liberty-Stein Roe must be received by the relevant fund in writing a reasonable time before Galaxy or Liberty-Stein Roe, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant fund, care of, as applicable, The Galaxy Fund, Attention:
Secretary, or Liberty-Stein Roe Funds Investment Trust, Attention: Secretary, in each case at One Financial Center, Boston, Massachusetts 02111-2621.

                                                                      APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of June 19, 2002, is by and among The Galaxy Fund (the "Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 31, 1986, as amended, on behalf of each of the Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund (each, an "Acquired Fund"), separate series of the Trust, Liberty-Stein Roe Funds Investment Trust (the "Acquiring Trust"), a Massachusetts business trust established under a Declaration of Trust dated March 14, 1985, as amended, on behalf of the Liberty Growth & Income Fund II (the "Acquiring Fund"), a series of the Acquiring Trust, and Columbia Management Group, Inc. ("Columbia").


     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The parties hereto agree that the reorganization described in this Agreement (the "Reorganization") shall be effected separately with respect to each Acquired Fund, and that each Acquired Fund shall be subject separately to the terms and conditions of this Agreement, and that completion of the Reorganization if approved by the shareholders of one Acquired Fund shall not be conditioned upon approval or completion of the Reorganization with respect to the other Acquired Fund.


     If the Reorganization is approved by the Prime A, Prime B, Retail A, Retail B and Trust shareholders of the Galaxy Growth and Income Fund voting together as a single class, the Reorganization will consist of the transfer of all of the assets of such Acquired Fund in exchange for Class A shares, Class B shares, Class T shares, Class G shares and Class Z shares of beneficial interest of the Acquiring Fund ("Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of such Acquired Fund (other than certain expenses of the Reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.


     If the Reorganization is approved by the Retail A, Retail B and Trust shareholders of the Galaxy Large Cap Value Fund voting together as a single class, the Reorganization will consist of the transfer of all of the assets of such Acquired Fund in exchange for Class T shares, Class G shares and Class Z shares of beneficial interest of the Acquiring Fund (also "Acquisition Shares") and the assumption by the Acquiring Fund of the liabilities of such Acquired Fund (other than certain expenses of the Reorganization contemplated hereby) and the distribution of such Acquisition Shares to the shareholders of such Acquired Fund in liquidation of such Acquired Fund, all upon the terms and conditions set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUNDS IN EXCHANGE FOR ACQUISITION SHARES AND ASSUMPTION OF LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUNDS.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

        (a) The Trust, on behalf of each Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of each Acquired Fund as set forth in paragraph 1.2;

        (b) The Acquiring Fund will assume all of each Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise, in existence on the Closing Date (as defined in paragraph 1.2 hereof) (the "Obligations"), except that expenses of the Reorganization contemplated hereby to be paid by Columbia pursuant to paragraph
             9.2 shall not be assumed or paid by the Acquiring Fund; and

        (c) The Acquiring Fund will issue and deliver to each Acquired Fund in exchange for such assets the number of Acquisition Shares (including fractional shares, if any) determined by dividing the net asset value of each Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquisition Share, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of each Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by each Acquired Fund on the closing date provided in paragraph
         3.1 (the "Closing Date") and any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of each Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), each Acquired Fund will liquidate and distribute pro rata to its Prime A (as applicable), Prime B (as applicable), Retail A, Retail B and Trust shareholders of record ("Acquired Fund Shareholders") determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquisition Shares received by each Acquired Fund pursuant to paragraph
         1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquisition Shares then credited to the account of each Acquired Fund on the books of the Acquiring Fund to the applicable open accounts on the share records of the Acquiring Fund in the names of the applicable Acquired Fund Shareholders and representing the respective pro rata number of Acquisition Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquisition Shares in connection with such exchange. The Acquisition Shares distributed pursuant to this paragraph to holders of Prime A, Prime B, Retail A, Retail B and Trust Shares of each Acquired Fund shall consist of Class A, Class B, Class T, Class G and Class Z shares, respectively, of the Acquiring Fund.

     1.4 With respect to Acquisition Shares distributable pursuant to paragraph
         1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Trust will not permit such shareholder to receive Acquisition Share certificates therefor, exchange such Acquisition Shares for shares of other investment companies, effect an account transfer of such Acquisition Shares, or pledge or redeem such Acquisition Shares until the Acquiring Trust has been notified by the Acquired Fund or its agent that such Acquired Fund Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

     2.1 For the purpose of paragraph 1, the value of each Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the net asset value computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the then current prospectus or prospectuses or statement or statements of additional information of the Acquiring Fund (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), and shall be certified by an Acquired Fund.

     2.2 For the purpose of paragraph 2.1, the net asset value of an Acquisition Share shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Declaration of Trust of the Acquiring Trust and the Acquiring Fund Prospectus.

3. CLOSING AND CLOSING DATE.


     3.1 The Closing Date shall be on November 22, 2002, for the Galaxy Growth and Income Fund, and December 6, 2002, for the Galaxy Large Cap Value Fund, or on such other dates as the parties may agree in writing. Each Closing shall be held at 9:00 a.m. at Columbia's offices, One Financial Center, Boston, Massachusetts 02111, or at such other time and/or place as the parties may agree. The terms Closing Date and Closing as used in this Agreement shall refer to the Closing Date and Closing for the applicable Acquired Fund as described in this paragraph 3.1.


     3.2 The portfolio securities of an Acquired Fund shall be made available by the Acquired Fund to State Street Bank & Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all of an Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act"), and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank & Trust Company, custodian for Liberty Growth & Income Fund II."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of an Acquired Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Trust upon the giving of written notice to the other party.

     3.4 At the Closing, each Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of an Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Vice President, Secretary or Assistant Secretary of the Trust. The Acquiring Trust will provide to each Acquired Fund evidence satisfactory to the Acquired Fund that the Acquisition Shares issuable pursuant to paragraph 1.1 have been credited to such Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Trust will provide to an Acquired Fund evidence satisfactory to the Acquired Fund that such Acquisition Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.


     3.5 At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.


4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of each Acquired Fund, represents and warrants the following to the Acquiring Trust and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and each Acquired Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

        (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or Code of Regulations or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which either Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to either Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from either Acquired Fund;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against either Acquired Fund, any of their properties or assets, or any person whom an Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Neither Acquired Fund knows of any facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;


        (f) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended October 31, 2001, of each Acquired Fund, audited by Ernst & Young LLP, and the statement of assets and liabilities, the statement of changes in net assets and the schedule of investments for the six months ended April 30, 2002, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of each Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and neither Acquired Fund has any known liabilities of a material amount, contingent or otherwise, other than those shown on the statements of assets referred to above or those incurred in the ordinary course of its business since April 30, 2002;



        (g) Since April 30, 2002, there has not been any material adverse change in either Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by either Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;


        (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of each Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For all taxable years and all applicable quarters of such years from the date of its inception, each Acquired Fund has met the requirements of subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor either Acquired Fund has at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to
              Section 852 or 4982 of the Code. Each Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of each Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

        (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, with a par value of $.001 per share, of multiple series and classes. All issued and outstanding shares of each Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquired Fund's then current prospectus or prospectuses or statement or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus")) by the Trust and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Prime B and Retail B Shares which convert to Prime A Shares and Retail A Shares, respectively, after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into any shares of beneficial interest of the Acquired Funds are outstanding and none will be outstanding on the Closing Date;

        (k) Each Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquiring Fund;

        (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of each Acquired Fund, this Agreement will constitute the valid and binding obligation of each Acquired Fund enforceable in accordance with its terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (m) The Acquisition Shares to be issued to an Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

        (n) The information provided by each Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto;

        (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by either Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or "Blue Sky" laws (which terms used herein shall include the laws of the District of Columbia and of Puerto Rico);

        (p) At the Closing Date, the Trust, on behalf of each Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean each Acquired Fund's investments shown on the schedule of its investments as of April 30, 2002, referred to in subparagraph 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Closing Date;



        (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and



        (r) No registration of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to the Acquiring Fund.


     4.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to each Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
         Date:

        (a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts;

        (b) The Acquiring Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of the Acquiring Trust and the 1940 Act;

        (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

        (d) The Acquiring Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

        (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund, any of its properties or assets or any person whom the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

        (f) The Acquiring Fund has had no operations other than in connection with its organization and the transactions contemplated by this Agreement;

        (g) During its first fiscal year of operation and for each fiscal year thereafter, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company;


        (h) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees may authorize from time to time. The outstanding shares of beneficial interest in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class T shares, Class G shares and Class Z shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. Except for Class B shares which convert to Class A shares and Class G shares which convert to Class T shares, after the expiration of a period of time, no options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquiring Fund are outstanding and none will be outstanding on the Closing Date;


        (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust, and this Agreement constitutes the valid and binding obligation of the Acquiring Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (j) The Acquisition Shares to be issued and delivered to each Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A, Class B, Class G, Class T and Class Z shares of beneficial interest in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Trust, and no shareholder of the Acquiring Trust will have any preemptive right of subscription or purchase in respect thereof;

        (k) The information provided by the Acquiring Fund for use in the Registration Statement and Proxy Statement referred to in paragraph
             5.3 shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

        (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or "Blue Sky" laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

5. COVENANTS OF THE ACQUIRED FUNDS AND THE ACQUIRING FUND.

     The Acquiring Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of each Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and each Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

     5.2 Each Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with an Acquired Fund shareholders' meeting referred to in paragraph 5.2, each Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Trust will prepare and file for the registration under the 1933 Act of the Acquisition Shares to be distributed to the Acquired Fund shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The information to be furnished by each Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

     5.5 The Acquiring Fund will advise each Acquired Fund promptly if at any time prior to the Closing Date the assets of an Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.6 Subject to the provisions of this Agreement, each Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or "Blue Sky" laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS.

     The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Trust shall have received a favorable opinion of Ropes & Gray, counsel to the Acquiring Trust for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

        (a) The Acquiring Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Acquiring Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and Registration Statement referred to in para-graph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Funds, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) The Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities;

        (d) The Acquisition Shares to be issued for transfer to the Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class G shares, Class T shares and Class Z shares of beneficial interest in the Acquiring Fund, (except that shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations) and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

        (e) The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Trust or the Acquiring Fund is a party or by which either of them is bound;

        (f) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by this Agreement except such as may be required under state securities or "Blue Sky" laws or such as have been obtained;

        (g) Except as previously disclosed, pursuant to subparagraph 4.2(f) above, such counsel does not know of any legal or governmental proceedings relating to the Acquiring Trust or the Acquiring Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
             5.3 which are not described as required;

        (h) The Acquiring Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (i) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by each Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of each Acquired Fund, shall have delivered to the Acquiring Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of each Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Funds have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Trust shall have received a favorable opinion of Drinker Biddle & Reath LLP, counsel to the Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

        (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and each Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and Code of Regulations of the Trust;

        (b) This Agreement has been duly authorized, executed and delivered on behalf of each Acquired Fund and, assuming the Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is the valid and binding obligation of each Acquired Fund enforceable against each Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

        (c) Each Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, each Acquired Fund will have duly transferred such assets to the Acquiring Fund;

        (d) The execution and delivery of this Agreement did not, and the performance by the Trust and each Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or Code of Regulations, or any provision of any agreement known to such counsel to which the Trust or an Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or an Acquired Fund is a party or by which it is bound;

        (e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or either Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained;

        (f) Except as previously disclosed, pursuant to subparagraph 4.1(e) above, such counsel does not know of any legal or governmental proceedings relating to the Trust or either Acquired Fund existing on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described as required;

        (g) The Trust is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

        (h) To the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Trust or either Acquired Fund or any of its properties or assets and neither the Trust nor either Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

     7.3 Prior to the Closing Date, each Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of an Acquired Fund's investment company taxable income for its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after October 31, 2001, and on or prior to the Closing Date.

     7.4 Each Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of each Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.5 The custodian of each Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of each Acquired Fund held by such custodian as of the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS.

     The respective obligations of the Trust and the Acquiring Trust hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of holders of a majority of the shares entitled to vote that are voted at the meeting of shareholders of the relevant Acquired Fund referred to in paragraph 5.2.

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state "Blue Sky" and securities authorities) deemed necessary by the Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Funds.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Trust, and the Acquiring Trust shall have received a favorable opinion of Ropes & Gray satisfactory to the Acquiring Trust, each substantially to the effect that, for federal income tax purposes:

        (a) The acquisition by the Acquiring Fund of the assets of an Acquired Fund in exchange for the Acquiring Fund's assumption of the liabilities and Obligations of an Acquired Fund and issuance of the Acquisition Shares, followed by the distribution by an Acquired Fund of such Acquisition Shares to the shareholders of an Acquired Fund in exchange for their shares of an Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and each Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

        (b) No gain or loss will be recognized by an Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquisition Shares or (ii) upon the distribution of the Acquisition Shares to the shareholders of an Acquired Fund as contemplated in paragraph 1 hereof;

        (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of an Acquired Fund in exchange for the assumption of liabilities and Obligations and issuance of the Acquisition Shares as contemplated in paragraph 1 hereof;

        (d) The tax basis in the hands of the Acquiring Fund of the assets of an Acquired Fund transferred to the Acquiring Fund in the transaction will be the same as the basis of those assets in the hands of such Acquired Fund immediately prior to the transfer;

        (e) The holding period of the assets of an Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by such Acquired Fund;

        (f) The shareholders of an Acquired Fund, will recognize no gain or loss upon the exchange of all of their shares of such Acquired Fund for the Acquisition Shares;

        (g) The tax basis of the Acquisition Shares to be received by each shareholder of an Acquired Fund will be the same in the aggregate as the aggregate tax basis of the shares of such Acquired Fund surrendered in exchange therefor;

        (h) The holding period of the Acquisition Shares to be received by the shareholders of an Acquired Fund will include the period during which the shares of such Acquired Fund surrendered in exchange therefor were held, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

        (i) The Acquiring Fund will succeed to and take into account the items of an Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Trustees of the Trust and the Board of Trustees of the Acquiring Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of an Acquired Fund and the Acquiring Fund.


9. BROKERAGE FEES AND EXPENSES.


     9.1 The Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.


     9.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall pay all fees paid to governmental authorities for the registration or qualification of the Acquisition Shares. All of the other out-of-pocket expenses of the transactions contemplated by this Agreement shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of an Acquired Fund, one hundred percent (100%) of such expenses shall be borne by Columbia; and (b) as to expenses allocable to the Acquiring Trust, on behalf of the Acquiring Fund (other than fees paid to governmental authorities for registration and qualification of the Acquisition Shares), one hundred percent (100%) of such expenses shall be borne by Columbia.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.5, 5.4, 9, 10, 13 and 14.

11. TERMINATION.

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Trust. In addition, either the Acquiring Trust or the Trust may at its option terminate this Agreement at or prior to the Closing Date because:

        (a) Of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date; or

        (b) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


        (c) If the transactions contemplated by this Agreement have not been substantially completed by March 31, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Trust.


     11.2 If for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to any other party for any damages resulting therefrom, including without limitation consequential damages.

12. AMENDMENTS.

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Funds and the Acquiring Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Funds pursuant to paragraph 5.2 no such amendment may have the effect of changing the provisions for determining the number of the Acquisition Shares to be issued to shareholders of the Acquired Funds under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to The Galaxy Fund, One Financial Center, Boston, Massachusetts 02111-2621, with copies to W. Bruce McConnel, Esq., Drinker Biddle & Reath LLP, One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, or to Liberty-Stein Roe Funds Investment Trust, One Financial Center, Boston, Massachusetts 02111-2621,
Attention: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Declaration of Trust of the Trust and the Declaration of Trust of the Acquiring Trust are each on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of either the Trust or the Acquiring Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of an Acquired Fund and the Acquiring Fund.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.


                              [Signatures omitted]


                                          THE GALAXY FUND

                                          on behalf of each of the Galaxy Growth
                                          and Income Fund and Galaxy Large Cap
                                          Value Fund


                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          LIBERTY-STEIN ROE FUNDS INVESTMENT
                                          TRUST

                                          on behalf of the Liberty Growth &
                                          Income Fund II


                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                          Solely for purposes of Paragraph 9.2
                                          of the Agreement

                                          COLUMBIA MANAGEMENT GROUP, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------

Name:
      -------------------------------------------------------

Title:
     -------------------------------------------------------

                                                                      APPENDIX B



                                FUND INFORMATION



     SHARES OUTSTANDING AND ENTITLED TO VOTE OF THE LARGE CAP VALUE FUND AND THE


GROWTH AND INCOME FUND



     Only the shareholders of record of each Acquired Fund at the close of business on August 2, 2002, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of each Acquired Fund was as follows:



                                                                          NUMBER OF SHARES
                                                                          OUTSTANDING AND
FUND                                                           CLASS      ENTITLED TO VOTE
----                                                          --------    ----------------
Large Cap Value Fund........................................  Retail A        670,600.692
                                                              Retail B      1,333,404.479
                                                                 Trust      7,603,554.428
                                                                           --------------
                                                                 Total      9,607,559.599

Growth and Income Fund......................................  Retail A     18,642,034.765
                                                              Retail B      3,627,647.377
                                                                 Trust     35,724,130.553
                                                               Prime A          1,507.837
                                                               Prime B          8,613.722
                                                                           --------------
                                                                 Total     58,003,934.254



OWNERSHIP OF SHARES



     As of August 2, 2002, Liberty-Stein Roe believes that its Trustees and officers, as a group, owned less than one percent of the shares of Liberty-Stein Roe as a whole. As of August 2, 2002, Galaxy believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of each Acquired Fund and of Galaxy as a whole. As of August 2, 2002, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Acquired Fund:



                                                                              PERCENTAGE OF
                                                             NUMBER OF         OUTSTANDING    PERCENTAGE
                               NAME AND ADDRESS          OUTSTANDING SHARES     SHARES OF      OF FUND
FUND AND CLASS                  OF SHAREHOLDER             OF CLASS OWNED      CLASS OWNED      OWNED
--------------         --------------------------------  ------------------   -------------   ----------
LARGE CAP VALUE FUND
Trust................  Fleet National Bank                4,909,060,154        64.56%          51.10%
                       ATTN: Daniel Berg
                       PO Box 92800
                       Rochester, NY 14692-8900

                       Fleet National Bank
                       ATTN: Daniel Berg
                       PO Box 92800
                       Rochester, NY 14692-8900
                                                          1,335,993.381        17.57%          13.91%

                                                                              PERCENTAGE OF
                                                             NUMBER OF         OUTSTANDING    PERCENTAGE
                               NAME AND ADDRESS          OUTSTANDING SHARES     SHARES OF      OF FUND
FUND AND CLASS                  OF SHAREHOLDER             OF CLASS OWNED      CLASS OWNED      OWNED
--------------         --------------------------------  ------------------   -------------   ----------
GROWTH AND INCOME
  FUND
Trust................  AMVESCAP National Trust Company    18,353,016.112       51.37%          31.64%
                       AGE
                       For Fleet National Bank FBO
                       FleetBoston Financial Savings
                       Plus
                       PO Box 4054
                       Concord, CA 94524-4054

                       Gales & Co.                        11,825,108.101       33.10%          20.39%
                       Fleet Investment Services
                       Mutual Fund Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

Prime A..............  US Clearing Corp.                     848.412           56.27%           <1%
                       FBO 175-97327-10
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                     289.677           19.21%           <1%
                       FBO 114-97798-19
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                     194.133           12.87%           <1%
                       FBO 103-80060-19
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                     161.470           10.71%           <1%
                       FBO 134-92888-19
                       26 Broadway
                       New York, NY 10004-1703

Prime B..............  US Clearing Corp.                    2,630.682          30.54%           <1%
                       FBO 147-97497-13
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    1,542.113          17.90%           <1%
                       FBO 103-31744-16
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    1,475.769          17.13%           <1%
                       FBO 148-28677-18
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                    1,439.297          16.71%           <1%
                       FBO 147-29019-15
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                     551.114            6.40%           <1%
                       FBO 013-90166-12
                       26 Broadway
                       New York, NY 10004-1703




OWNERSHIP OF SHARES UPON CONSUMMATION OF ACQUISITIONS



     The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Acquired Fund as of August 2, 2002 would own the percentages of the Liberty Fund noted below upon consummation of the Acquisitions. The percentages presented below assume that the Acquisitions of both Acquired Funds are consummated. The percentages for each scenario where one Acquisition is consummated but not the other would be the same as the percentages presented under "Ownership of Shares" above for the Acquired Fund whose Acquisition is consummated.



                                                              PERCENTAGE OF
                                                           OUTSTANDING SHARES     PERCENTAGE OF FUND
                                                           OF CLASS OWNED UPON        OWNED UPON
                                                             CONSUMMATION OF       CONSUMMATION OF
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER        ACQUISITIONS           ACQUISITIONS
--------------         --------------------------------    -------------------    ------------------
LARGE CAP VALUE FUND
Trust................  Fleet National Bank                        11.51%                 7.40%
                       Attn: Daniel Berg
                       PO Box 92800
                       Rochester, NY 14692-8900

                       Fleet National Bank                         3.14%                 2.02%
                       Attn: Daniel Berg
                       PO Box 92800
                       Rochester, NY 14692-8900

GROWTH AND INCOME
  FUND
Trust................  AMVESCAP National Trust Company            42.14%                27.11%
                       AGE
                       For Fleet National Bank FBO
                       FleetBoston Financial Savings
                       Plus
                       PO Box 4054
                       Concord, CA 94524-4054

                       Gales & Co.                                27.20%                17.50%
                       Fleet Investment Services
                       Mutual Fund Unit -- NY/RO/TO4A
                       159 East Main Street
                       Rochester, NY 14638-0001

Prime A..............  US Clearing Corp.                             <1%                   <1%
                       FBO 175-97327-10
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                             <1%                   <1%
                       FBO 114-97798-19
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                             <1%                   <1%
                       FBO 103-80060-19
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                             <1%                   <1%
                       FBO 134-92888-19
                       26 Broadway
                       New York, NY 10004-1703


                                                              PERCENTAGE OF
                                                           OUTSTANDING SHARES     PERCENTAGE OF FUND
                                                           OF CLASS OWNED UPON        OWNED UPON
                                                             CONSUMMATION OF       CONSUMMATION OF
FUND AND CLASS         NAME AND ADDRESS OF SHAREHOLDER        ACQUISITIONS           ACQUISITIONS
--------------         --------------------------------    -------------------    ------------------
Prime B..............  US Clearing Corp.                          30.54%                   <1%
                       FBO 147-97497-13
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                          17.90%                   <1%
                       FBO 103-31744-16
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                          17.13%                   <1%
                       FBO 148-28677-18
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                          16.71%                   <1%
                       FBO 147-29019-15
                       26 Broadway
                       New York, NY 10004-1703

                       US Clearing Corp.                           6.40%                   <1%
                       FBO 013-90166-12
                       26 Broadway
                       New York, NY 10004-1703


                                                                      APPENDIX C


                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                     FOR THE GALAXY GROWTH AND INCOME FUND



Greg Miller has managed the Galaxy Growth and Income Fund since July of 1998. He has managed equity portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.



GALAXY GROWTH AND INCOME FUND


By Greg Miller
Portfolio Manager


     As investors shifted from growth-oriented stocks into value-oriented issues during the year ended October 31, 2001, the Galaxy Growth and Income Fund benefited from its usual emphasis on stocks whose prices are particularly attractive versus the earnings potential of their firms. This strategy proved especially helpful in an underweighting of the overvalued technology sector, which led the market decline of the past year.


     For the 12 months ended October 31, 2001, the Fund's Trust Shares had a total return of -15.12%. Over the same time, the Fund's Retail A Shares had a total return of -15.46% before deducting the maximum 5.75% front-end sales charge and its Retail B Shares had a total return of -16.11% before deducting the maximum 5.00% contingent deferred sales charge. During the period, Prime A Shares of the Fund had a total return of -15.34% before deducting the maximum 5.50% front-end sales charge and its Prime B Shares had a total return of -15.95% before deducting the maximum 5.00% contingent deferred sales charge. (Please see the charts below for total returns after deducting the applicable front-end sales charge and for total returns after deducting the applicable contingent deferred sales charge.)

PORTFOLIO REVIEWS

     Over the same 12-month reporting period, the S&P(R) 500 Index had a total return of -24.89% and the large-cap core funds tracked by Lipper had an average total return of -26.02%.

CONTRIBUTIONS FROM MANY SECTORS

     Long before the reporting period began, we underweighted technology stocks versus the Fund's benchmark due to their historically high valuations. This enhanced the Fund's total returns throughout the reporting period, as investors abandoned technology stocks for more reasonably priced issues. For much of the reporting period, the Fund also benefited from good selection in the technology area, as well as in issues of financial, consumer cyclical, and capital goods firms. Finding good value in health care stocks, we overweighted the Fund's portfolio in this sector, with special emphasis on issues of pharmaceutical firms. This overweighting, along with strong selection of individual stocks, further improved total returns.

     During the reporting period, we used profits from health care holdings and other investments that had outperformed to make selected additions of technology and financial stocks whose prices had become particularly attractive. As market volatility increased after the terrorist attacks of September 11, we added to positions in the insurance and aerospace sectors that became more attractive.

VALUE LIKELY TO REMAIN IN FAVOR

     At the end of the reporting period, the Fund was underweighted in non-health consumer staples stocks and overweighted in the health care, capital goods, and energy sectors. With greater economic uncertainty, we have postponed a planned shift from defensive sectors into issues with greater economic sensitivity. We could resume this strategy in the months to come, however, if a recovery begins to take shape.

     Although the gap between growth and value-oriented investments has closed significantly in the past year, we expect further economic uncertainty to keep value stocks in favor. In this environment, our focus on stocks with attractive prices should further benefit the Fund's total returns.

                         GALAXY GROWTH AND INCOME FUND


Distribution of Total Net Assets as of October 31, 2001

                                  [PIE CHART]

Other Common Stocks & Net Other Assets and Liabilities......    4%
Basic Materials.............................................    6%
Consumer Cyclical...........................................    7%
Communications..............................................    9%
Energy......................................................   10%
Industrial..................................................   10%
Technology..................................................   12%
Finance.....................................................   18%
Consumer Staples............................................   24%


                         GALAXY GROWTH AND INCOME FUND

Growth of $10,000 Investment*

                                [MOUNTAIN GRAPH]

                                  S&P(R) 500
                                    INDEX      TRUST SHARES   RETAIL A SHARES   RETAIL B SHARES   PRIME A SHARES   PRIME B SHARES
                                  ----------   ------------   ---------------   ---------------   --------------   --------------
12/14/92........................   $10,000       $10,000          $ 9,425
10/31/93........................   $10,890       $10,880          $10,240
10/31/94........................   $11,548       $11,908          $11,173
10/31/95........................   $14,601       $14,147          $13,242           $10,000
10/31/96........................   $18,120       $17,085          $15,924           $10,183
10/31/97........................   $23,938       $22,284          $20,718           $13,393
10/31/98........................   $29,324       $24,535          $22,774           $14,647          $ 9,450          $10,000
10/31/99........................   $36,669       $28,180          $26,089           $16,712          $10,847          $10,898
10/31/2000......................   $38,898       $30,822          $28,452           $18,241          $11,853          $11,953
10/31/2001......................   $29,215       $26,163          $24,053           $15,362          $10,035          $10,128

---------------
* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Since inception on 11/1/98 for Prime A Shares and Prime B Shares. Performance figures for Retail A Shares include the effect of the maximum 5.75% front-end sales charge. Performance figures for Prime A Shares include the effect of the maximum 5.50% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the 2.00% contingent deferred sales charge (applicable to shares purchased on or after January 1, 2001 and redeemed during the sixth year after purchase) as if shares were redeemed on October 31, 2001. Performance figures for Prime B Shares reflect the deduction of the 3.00% contingent deferred sales charge (applicable to shares redeemed during the third year after purchase) as if shares were redeemed on October 31, 2001. Performance figures for Retail B Shares purchased prior to January 1, 2001 may be different than those shown. See "Performance-At-A-Glance -- Average Annual Total Returns -- Retail B Shares" on page 6. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The S&P(R) 500 Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

AVERAGE ANNUAL TOTAL RETURNS -- TRUST SHARES


As of October 31, 2001
                                                          1 YEAR   5 YEARS   LIFE OF FUND
Growth and Income Fund (inception date 12/14/92)*.......  -15.12%   8.90%       11.44%


---------------


* The Galaxy Growth and Income Fund commenced operations as a separate portfolio (the "Predecessor Shawmut Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Fund was reorganized as a new portfolio of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Fund offered and sold two series of shares. In connection with the reorganization, shareholders of the Predecessor Shawmut Fund exchanged their Trust Shares and Investment Shares for Trust Shares and Retail A Shares, respectively, of the Galaxy Growth and Income Fund. The total returns shown above for Trust Shares of the Galaxy Growth and Income Fund for the periods prior to December 4, 1995 represent the total returns for Trust Shares of the corresponding Predecessor Shawmut Fund.


AVERAGE ANNUAL TOTAL RETURNS -- RETAIL A SHARES*


As of October 31, 2001
                                                          1 YEAR   5 YEARS   LIFE OF FUND
Growth and Income Fund (inception date 2/12/93)**.......  -20.33%   7.32%       10.60%


---------------


 * The Galaxy Growth and Income Fund commenced operations as a separate portfolio (the "Predecessor Shawmut Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Fund was reorganized as a new portfolio of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Fund offered and sold two series of shares. In connection with the reorganization, shareholders of the Predecessor Shawmut Fund exchanged their Trust Shares and Investment Shares for Trust Shares and Retail A Shares, respectively, of the Galaxy Growth and Income Fund. The total returns shown above for Trust Shares of the Galaxy Growth and Income Fund for the periods prior to December 4, 1995 represent the total returns for Trust Shares of the corresponding Predecessor Shawmut Fund.


** Return figures have been restated to include the effect of the maximum 5.75% front-end sales charge which became effective on January 1, 2001.

AVERAGE ANNUAL TOTAL RETURNS -- RETAIL B SHARES**


As of October 31, 2001
                                   1 YEAR                         5 YEAR                      LIFE OF FUND
                                  RETURNS         1 YEAR         RETURNS         5 YEAR         RETURNS      LIFE OF FUND
                                   BEFORE      RETURNS AFTER      BEFORE      RETURNS AFTER      BEFORE      RETURNS AFTER
                                 CONTINGENT     CONTINGENT      CONTINGENT     CONTINGENT      CONTINGENT     CONTINGENT
                                  DEFERRED       DEFERRED        DEFERRED       DEFERRED        DEFERRED       DEFERRED
                                SALES CHARGE   SALES CHARGE    SALES CHARGE   SALES CHARGE    SALES CHARGE   SALES CHARGE
                                  DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*
                                ------------   -------------   ------------   -------------   ------------   -------------
Growth and Income Fund
  (inception date 3/4/96).....     -16.11%        -19.96%          7.80%          7.40%           8.12%          7.88%


---------------

 * As if shares were redeemed at end of period.

** Return figures after deduction of contingent deferred sales charges for the periods prior to January 1, 2001 have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Retail B Shares purchased on or after January 1, 2001 and redeemed within seven years of purchase. Retail B Shares purchased on or after January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year, decreasing to 4.00%, 4.00%, 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through seventh years, respectively, and (ii) automatically convert to Retail A Shares after eight years. Retail B Shares purchased prior to January 1, 2001 (i) are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year of purchase, decreasing to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively, and
   (ii) automatically convert to Retail A Shares after six years. The average annual total returns for Retail B Shares purchased prior to January 1, 2001 may be different than those shown above.

AVERAGE ANNUAL TOTAL RETURNS -- PRIME A SHARES*


As of October 31, 2001
                                                              1 YEAR   LIFE OF FUND
Growth and Income Fund (inception date 11/1/98).............  -20.02%      0.12%


---------------

* Return figures have been restated to include the effect of the maximum 5.50% front-end sales charge.

AVERAGE ANNUAL TOTAL RETURNS -- PRIME B SHARES**

As of October 31, 2001


                                                 1 YEAR                      LIFE OF FUND
                                                RETURNS         1 YEAR         RETURNS      LIFE OF FUND
                                                 BEFORE      RETURNS AFTER      BEFORE      RETURNS AFTER
                                               CONTINGENT     CONTINGENT      CONTINGENT     CONTINGENT
                                                DEFERRED       DEFERRED        DEFERRED       DEFERRED
                                              SALES CHARGE   SALES CHARGE    SALES CHARGE   SALES CHARGE
                                                DEDUCTED       DEDUCTED*       DEDUCTED       DEDUCTED*
                                              ------------   -------------   ------------   -------------
Growth and Income Fund (inception date
  11/1/98)..................................     -15.95%        -19.81%          1.26%          0.43%


---------------

 * As if shares were redeemed at end of period.

** Prime B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Prime B Shares automatically convert to Prime A Shares after eight years.

     Past performance is no guarantee of future results. Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The investment adviser is presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Total return figures in this report include changes in share price, reinvestment of dividends and capital gains distributions and include the deduction of any sales charges, where applicable, unless otherwise indicated.

                                                                      APPENDIX D


    INFORMATION APPLICABLE TO CLASS Z, CLASS T, CLASS G, CLASS A AND CLASS B
       SHARES OF THE LIBERTY FUND AND TRUST, RETAIL A, RETAIL B, PRIME A
                     AND PRIME B SHARES OF THE GALAXY FUNDS

COMPARISON OF DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR THE LIBERTY FUNDAND THE GALAXY FUNDS


     Class Z Shares and Trust Shares. There are no distribution and service (12b-1) fees on Class Z shares of the Liberty Fund or Trust Shares of the Galaxy Funds. Although Galaxy has adopted a Shareholder Services Plan with respect to Trust Shares of each Galaxy Fund, Galaxy has not entered into any servicing agreements under the Shareholder Services Plan for Trust Shares. The Liberty Fund has not adopted a shareholder services plan with respect to Class Z shares.


     Class A Shares and Retail A Shares of the Large Cap Value Fund. The Liberty Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. [The annual service fee and annual distribution fee may equal up to 0.25% and 0.10%, respectively, of net assets for Class A shares of the Liberty Fund.] The Large Cap Value Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Retail A shares (the "Retail A Plan"). Under the Retail A Plan, the Large Cap Value Fund may pay Galaxy's distributor or another person for expenses and activities intended to result in the sale of Retail A shares. Retail A shares of the Large Cap Value Fund can pay distribution fees at an annual rate of up to 0.50% of its Retail A share net assets. The Large Cap Value Fund does not intend to pay more than 0.25% in distribution fees with respect to its Retail A share assets during the current fiscal year.


     Class T Shares and Retail A Shares of the Growth and Income Fund. The Liberty Fund and the Growth and Income Fund have adopted a Shareholder Services Plan (each a "Services Plan") with respect to Class T shares and Retail A Shares, respectively. Under the respective Services Plans, Class T shares of the Liberty Fund and Retail A Shares of the Growth and Income Fund can pay fees for shareholder liaison and/or administrative support services. The fees payable under each Services Plan for such shareholder liaison and/or administrative support services, and the amount of such fees which the Liberty Fund and the Growth and Income Fund expect to pay during the current fiscal year, are the same.


     Class G Shares and Retail B Shares. The Liberty Fund and each Galaxy Fund have adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (each a "12b-1 Plan") with respect to Class G shares and Retail B Shares, respectively. Under the respective 12b-1 Plans, the Liberty Fund or a Galaxy Fund may pay (a) its distributor or another person for expenses and activities intended to result in the sale of Class G shares or Retail B Shares,
(b) institutions for shareholder liaison services, and (c) institutions for administrative support services. The fees payable under each 12b-1 Plan for such distribution expenses and shareholder liaison and/or administrative support services, and the amount of such fees which the Liberty Fund and the Galaxy Funds intend to pay during the current fiscal year, are the same.

     Class A Shares and Prime A Shares. The Liberty Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class A shares and certain services provided to you by your financial advisor. [The annual service fee and annual distribution fee may equal up to 0.25% and 0.10%, respectively, of net assets for Class A shares of the Liberty Fund.] Each Galaxy Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Prime A Shares of the Galaxy Funds (the "Prime A Plan"). Under the Prime A Plan, each Galaxy Fund may pay Galaxy's distributor or another person for expenses and activities intended to result in the sale of Prime A Shares. Prime A Shares of each Galaxy Fund can pay distribution fees at an annual rate of up to 0.30% of its Prime A Share net assets. The Galaxy Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.

     Class B Shares and Prime B Shares. The Liberty Fund has adopted a plan under Rule 12b-1 that permits it to pay its distributor marketing and other fees to support the sale and distribution of Class B shares and certain services provided to you by your financial advisor. The annual service fee and annual distribution fee may equal up to 0.25% and 0.75%, respectively, of net assets for Class B shares of the Liberty Fund. Each Galaxy Fund has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Prime B Shares of the Galaxy Funds (the "Prime B Plan"). Under the Prime B Plan, the Galaxy Funds may pay (a) Galaxy's distributor or another person for expenses and activities intended to result in the sale of Prime B Shares, (b) institutions for shareholder liaison services, and (c) institutions for administrative support services. The Prime B Plan has set a maximum annual rate of up to 0.75% of Prime B Share net assets for distribution expenses, a maximum annual rate of up to 0.25% of Prime B Share net assets for administrative support fees, and a maximum annual rate of up to 0.25% of Prime B Share net assets for shareholder liaison fees for the Galaxy Funds. The Galaxy Funds do not intend to pay more than 1.00% in distribution and shareholder service fees with respect to Prime B Shares during the current fiscal year.


     Shareholder Transactions and Services of the Liberty Fund and the Galaxy Funds. This section describes the shareholder transactions and services of the Liberty Fund and the Galaxy Funds.

A. SALES CHARGES, REDUCTION OF SALES CHARGES AND EXEMPTIONS

     Class Z Shares and Trust Shares. Class Z shares of the Liberty Fund and Trust Shares of the Galaxy Funds are offered at net asset value with no front-end or contingent deferred sales charges.


     Class A Shares, Class T Shares, Retail A Shares and Prime A
Shares. Purchases of Class T shares of the Liberty Fund and Retail A Shares of the Galaxy Funds are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment and the current value of your account. Sales charges are reduced as the amount invested increases, provided that the amount invested reaches certain specified levels. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares, Class T shares, Retail A Shares and Prime A Shares. Class T shares of the Liberty Fund and Retail A Shares of the Galaxy Funds are subject to the same sales charge schedule, except that for shares purchased without a front-end sales charge, a contingent deferred sales charge (CDSC) of 1% applies to redemptions within one year of purchase for Retail A Shares of the Galaxy Funds compared to 18 months for Class T shares of the Liberty Fund.


     Purchases of Class A shares of the Liberty Fund are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account. A portion of the sales charge is paid as a commission to your financial advisor firm on the sale of Class A shares. The amount of the sales charge differs depending on the amount you invest as shown in the tables below. Similarly, purchases of Retail A Shares and Prime A Shares of the Galaxy Funds are made at the public offering price for these shares. This price includes a sales charge that is based on the amount of your investment. Sales charges are reduced as the amount invested increases, provided the amount reaches certain specified levels as shown in the tables below. A portion of the sales charge may be reallowed to broker-dealers.

LIBERTY FUND/CLASS A SHARES:

                                                                              % OF OFFERING PRICE
                                   AS A % OF THE PUBLIC    AS A % OF YOUR    RETAINED BY FINANCIAL
AMOUNT OF PURCHASE                    OFFERING PRICE         INVESTMENT          ADVISOR FIRM
------------------                 --------------------    --------------    ---------------------
Less than $50,000................          5.75                 6.10                 5.00
$50,000 to less than $100,000....          4.50                 4.71                 3.75
$100,000 to less than $250,000...          3.50                 3.63                 2.75
$250,000 to less than $500,000...          2.50                 2.56                 2.00
$500,000 to less than
  $1,000,000.....................          2.00                 2.04                 1.75
$1,000,000 or more...............          0.00                 0.00                 0.00

     Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A share purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18-month period begins on the first day of the month following each purchase. The CDSC does not apply to retirement plans purchasing through a fee-based program.

     For Class A share purchases of $1 million or more, financial advisors receive a cumulative commission from the Liberty Fund's distributor as follows:

PURCHASES OVER $1 MILLION:

AMOUNT PURCHASED                                              COMMISSION %
----------------                                              ------------
First $3 million............................................      1.00
$3 million to less than $5 million..........................      0.80
$5 million to less than $25 million.........................      0.50
$25 million or more.........................................      0.25

     The commission to financial advisors for Class A share purchases of $25 million or more is paid over 12 months but only to the extent the shares remain outstanding.

     For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1.00% commission from the Liberty Funds' distributor on all purchases of less than $3 million.

GALAXY FUNDS/RETAIL A SHARES:

                                  SALES CHARGE AS A    SALES CHARGE AS A     REALLOWANCE TO DEALERS
                                    PERCENTAGE OF        PERCENTAGE OF      AS A % OF OFFERING PRICE
AMOUNT OF PURCHASE                 OFFERING PRICE       PURCHASE AMOUNT            PER SHARE
------------------                -----------------    -----------------    ------------------------
Less than $50,000...............        5.50%                6.01%                    5.00%
$50,000 to less than $100,000...        4.50%                4.71%                    3.75%
$100,000 to less than
  $250,000......................        3.50%                3.63%                    2.75%
$250,000 to less than
  $500,000......................        2.50%                2.56%                    2.00%
$500,000 to less than
  $1,000,000....................        2.00%                2.04%                    1.75%
$1,000,000 or more..............        0.00%                0.00%                    0.00%

GALAXY FUNDS/PRIME A SHARES:

                                  SALES CHARGE AS A    SALES CHARGE AS A     REALLOWANCE TO DEALERS
                                    PERCENTAGE OF        PERCENTAGE OF      AS A % OF OFFERING PRICE
AMOUNT OF PURCHASE                 OFFERING PRICE       PURCHASE AMOUNT            PER SHARE
------------------                -----------------    -----------------    ------------------------
Less than $50,000...............        5.50%                5.82%                    5.00%
$50,000 but less than
  $100,000......................        4.50%                4.71%                    4.00%
$100,000 but less than
  $250,000......................        3.50%                3.63%                    3.00%
$250,000 but less than
  $500,000......................        2.50%                2.56%                    2.00%
$500,000 but less than
  $1,000,000....................        2.00%                2.04%                    1.75%
$1,000,000 and over.............        0.00%                0.00%                    0.00%


     There is no front-end sales charge on purchases of Retail A Shares or Prime A Shares of $1,000,000 or more; however, a CDSC of the lesser of 1% of the offering price or 1% of the net asset value of the shareholder's shares is assessed to Galaxy Fund shareholders who sell their Retail A Shares or Prime A Shares within one year of purchase unless the redemption is the result of the shareholder's death or disability. Galaxy will waive the 1% CDSC on redemptions of Retail A Shares made through Galaxy's Systematic Withdrawal Plan that do not annually exceed 12% of your account's value.

     The reduced sales charges on Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund described above are available through the following: rights of accumulation, statements/letters of intent and reinstatement/reinvestment privileges. The terms and conditions of these reduced sales charge options are the same for Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund, except that for Class T shares, reinvestment must be made in Class A shares. Class A shares may also be purchased with reduced sales charges for certain sponsored arrangements.



     In addition, the sales charge on purchases of Class T shares and Class A shares of the Liberty-Stein Roe Fund and Retail A Shares and Prime A Shares of the Galaxy Fund is waived for certain categories of investors or transactions.



     The sales charges on Class T shares are waived for: (i) any Galaxy shareholder who purchased Retail A Shares without a sales charge and continues to hold the shares; (ii) any Galaxy shareholder prior to December 1, 1995; and
(iii) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy. The sales charges on Retail A Shares are waived for; (i) any shareholder buying shares with money from another Galaxy Fund on which the shareholder has already paid a sales charge (within 90 days of redemption); (ii) an investment professional who places trades for clients and charges a fee;
(iii) a investor who buys shares through an all-inclusive fee program (wrap programs) offered by a financial institution; (iv) any Galaxy shareholder prior to December 1, 1995; and (v) any shareholder of the Boston 1784 Funds on the date the Funds were merged into Galaxy.


     The sales charge waivers for Class A shares of the Liberty-Stein Roe Fund and Prime A Shares of the Galaxy Fund, all of which are set forth below, are different in certain respects.


        CLASS A SHARES                 RETAIL A SHARES                  PRIME A SHARES
        --------------                 ---------------                  --------------
(1)  Exchanged by clients of    (1)  Sold to clients of         (1)  Sold to an investment
     affiliates of the Liberty       investment advisers or          professional who places
     Fund's distributor who          financial planners who          trades for clients and
     have previously purchased       place trades for their          charges them a fee;
     shares of other                 own accounts of such
     investment companies and        investment advisers or
     have been charged a             financial planners on the
     front-end load or other         books of the broker-
     sales charge on such            dealer through whom
     purchases;                      Retail A Shares were
                                     purchased;

(2)  Sold to registered         (2)  Sold to directors,         (2)  Sold to present or
     representatives and             officers and employees of       retired trustees of Galaxy and
     employees of financial          broker-dealers having           members of their
     services firms (and their       agreements with Galaxy's        immediate families;
     affiliates) that are            distributor;
     parties to dealer
     agreements or other sales
     arrangements with the
     Liberty Fund's
     distributor and members
     of their families and
     their beneficial
     accounts;

(3)  Sold to any shareholder    (3)  Purchased under an all-    (3)  Sold to an investor who
     eligible to purchase            inclusive fee program           was a Galaxy shareholder
     Class Z shares of any           (sometimes called a "wrap       before December 1, 1995;
     fund sold by Liberty            fee program") offered by
     Funds Distributors, Inc.        a broker-dealer or other
     in those cases where            financial institution;
     Liberty Fund Class Z
     shares are not available;

        CLASS A SHARES                 RETAIL A SHARES                  PRIME A SHARES
        --------------                 ---------------                  --------------
(4)  Purchased by reinvesting   (4)  Sold to an investment      (4)  Purchased by reinvesting
     your dividends and              professional who places         your dividends and
     distributions; or               trades for clients and          distributions;
                                     charges them a fee;

(5)  Sponsored arrangements     (5)  Sold to officers,          (5)  Sold to directors,
     with an organization that       directors, employees and        officers and employees of
     recommends or permits           retirees of (i)                 broker-dealers having
     group solicitations to          FleetBoston Financial           agreements with Galaxy's
     its employees or                Corporation and any of          distributor; and
     participants in                 its affiliates and
     connection with a fund.         members of their
                                     immediate families, and
                                     (ii) Galaxy's
                                     administrator and members
                                     of their immediate
                                     families;

                                (6)  Sold to present or         (6)  Sold to officers,
                                     retired trustees of Galaxy      directors, employees and
                                     and members of their            retirees of (i)
                                     immediate families;             FleetBoston Financial
                                                                     Corporation and any of
                                                                     its affiliates and
                                                                     members of their
                                                                     immediate families and
                                                                     (ii) Galaxy's
                                                                     administrator and members
                                                                     of their immediate
                                                                     families.

                                (7)  Sold to an investor who
                                     was a Galaxy shareholder
                                     before December 1, 1995;

                                (8)  Sold to an investor who
                                     was a shareholder of the
                                     Boston 1784 Funds on the
                                     date when the Boston 1784
                                     Funds were reorganized
                                     into Galaxy; and

                                (9)  Sold to institutional
                                     investors, including, but not
                                     limited to, bank trust
                                     departments and
                                     registered investment
                                     advisers;

                                (10) Sold to persons who are
                                     also plan participants in any
                                     employee benefit plan
                                     which is the record or
                                     beneficial holder of
                                     Trust Shares of any
                                     Galaxy Fund; or

                                (11) Sold to institutional
                                     clients of broker-dealers,
                                     including retirement and
                                     deferred compensation
                                     plans and the trusts used
                                     to fund these plans,
                                     which place trades
                                     through an omnibus
                                     account maintained with
                                     Galaxy by the
                                     broker-dealer.


     Class G Shares and Retail B Shares. The offering price for Class G Shares of the Liberty Fund and Retail B Shares of the Galaxy Funds is net asset value. Class G shares and Retail B Shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC.

The CDSC gradually declines each year and eventually disappears over time. The Liberty Fund's or the Galaxy Funds' distributor pays your financial advisor firm an up-front commission on sales of Class G shares or Retail B Shares, as applicable. Class G shares of the Liberty Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds purchased prior to January 1, 2001 will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased prior to January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds purchased on or after January 1, 2001 and Class G shares of the Liberty Fund issued after the Acquisitions will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares purchased on or after January 1, 2001, except that Class G shares will convert to Class T shares. Class G shares of the Liberty Fund issued in connection with the Acquisitions in exchange for Retail B Shares of the Galaxy Funds issued in connection with the reorganization of The Pillar Funds into Galaxy ("Pillar Reorganization") will be subject to the same contingent deferred sales charge schedule and conversion feature as Retail B Shares issued in the Pillar Reorganization, except that Class G shares will convert to Class T shares.


     Class B Shares and Prime B Shares. The offering price for Class B shares of the Liberty Fund and Prime B Shares of the Growth and Income Fund is the net asset value. Class B shares and Prime B Shares have no front-end sales charge, but they do carry a CDSC that is imposed only on shares sold prior to elimination of the CDSC as shown in the applicable chart below. The CDSC generally declines each year and eventually disappears over time. The Liberty Fund's or the Galaxy Funds' distributor pays your financial advisor firm an up-front commission on sales of Class B shares or Prime B Shares, as applicable, as described in the charts below.


LIBERTY FUND:

PURCHASES OF LESS THAN $250,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       5.00
Through second year.........................................       4.00
Through third year..........................................       3.00
Through fourth year.........................................       3.00
Through fifth year..........................................       2.00
Through sixth year..........................................       1.00
Longer than six years.......................................       0.00

Commission to financial advisors is 5.00%.
Automatic conversion to Class A shares occurs eight years after purchase.

     You can pay a lower CDSC and reduce the holding period when making purchases of Class B shares through a financial advisory firm which participates in the Class B share discount program for larger purchases as described in the charts below. Some financial advisory firms are not able to participate because their record keeping or transaction processing systems are not designed to accommodate these reductions. For non-participating firms, purchases of Class B shares must be less than $250,000. Consult your financial advisor to see whether it participates in the discount program for larger purchases. For participating firms, rights of accumulation apply, so that if the combined value of the accounts in all classes maintained by you, your spouse or your minor children is at or above a discount level, your next purchase will be subject to the lower CDSC and the applicable reduced holding period.

PURCHASES OF $250,000 TO LESS THAN $500,000:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................       3.00
Through second year.........................................       2.00
Through third year..........................................       1.00
Longer than three years.....................................       0.00

Commission to financial advisors is 2.50%.
Automatic conversion to Class A shares occurs four years after purchase.

PURCHASES OF $500,000 TO LESS THAN $1 MILLION:

                                                              % DEDUCTED WHEN
HOLDING PERIOD AFTER PURCHASE                                 SHARES ARE SOLD
-----------------------------                                 ---------------
Through first year..........................................     3.00
Through second year.........................................     2.00
Through third year..........................................     1.00

Commission to financial advisors is 1.75%.
Automatic conversion to Class A shares occurs three years after purchase.

     If you exchange into a fund participating in the Class B shares share discount program or transfer your fund account from a financial advisor which does not participate in the program to one who does, the exchanged or transferred shares will retain the pre-existing CDSC but any additional purchases of Class B shares which, together with the exchanged or transferred account, exceed the applicable discount level will be subject to the lower CDSC and the reduced holding period for amounts in excess of the discount level. Your financial advisor will receive the lower commission for purchases in excess of the applicable discount level. If you exchange from a participating fund or transfer your account from a financial advisor that does participate in the program into a fund or financial advisor that does not, the exchanged or transferred shares will retain the pre-existing CDSC schedule and holding period but all additional purchases of Class B Shares will be subject to the higher CDSC and longer holding period of the non-participating fund or applicable to the non-participating financial advisor.

GALAXY FUNDS:

                                                              YOU'LL PAY A
IF YOU SELL YOUR SHARES                                         CDSC OF
-----------------------                                       ------------
During the first year.......................................     5.00%
During the second year......................................     4.00%
During the third year.......................................     3.00%
During the fourth year......................................     3.00%
During the fifth year.......................................     2.00%
During the sixth year.......................................     1.00%
After the sixth year........................................      None


The CDSCs for Class G shares and Class B shares of the Liberty Fund and Retail B Shares and Prime B Shares of the Galaxy Funds may be waived for certain reasons. The CDSC waivers with respect to Class G shares of the Liberty Fund and Retail B Shares of the Galaxy Funds are substantially the same. The CDSC waivers for Class B shares of the Liberty Fund and Prime B Shares of the Galaxy Funds, all of which are set forth below, are different in certain respects.

               CLASS B SHARES                                  PRIME B SHARES
               --------------                                  --------------
(1) Within one year following the death of      (1) Because of death or disability;
    (i) the sole shareholder on an
    individual account, (ii) a joint tenant
    where the surviving joint tenant is the
    deceased's spouse, or (iii) the
    beneficiary of a Uniform Gift to Minors
    Act, Uniform Transfers to Minors Act, or
    other custodial account;

(2) To make certain required distributions      (2) To make redemptions in connection with
    from qualified retirement plans                 required (or, in some cases,
    following normal retirement;                    discretionary) distributions to
                                                    participants or beneficiaries of an
                                                    employee pension, profit-sharing or
                                                    other trust or qualified retirement or
                                                    Keogh plan, individual retirement
                                                    account or custodial account maintained
                                                    pursuant to Section 403(b)(7) of the
                                                    Code;

(3) Within one year after the sole              (3) To make redemptions in connection with
    shareholder on an individual account or         required (or, in some cases,
    a joint tenant on a spousal joint tenant        discretionary) distributions to
    account becomes disabled where the              participants in qualified retirement or
    disability arises after the purchase of         Keogh plans, individual retirement
    shares and the shareholder is under 65          accounts or custodial accounts
    when the initial determination of               maintained pursuant to Section 403(b)(7)
    disability is made;                             of the Code due to death, disability or
                                                    the attainment of a specified age;

(4) Upon dissolution of a revocable living      (4) To effect redemptions pursuant to a
    or grantor trust following the death of         Galaxy Fund's right to liquidate a
    the sole trustee where (i) the grantor          shareholder's account if the aggregate
    of the trust is the sole trustee and the        net asset value of Retail B Shares held
    sole life beneficiary, (ii) death occurs        in the account is less than the minimum
    following the purchase, and (iii) the           required account size;
    trust document provides for dissolution
    of the trust upon the trustee's death;

(5) To make redemptions required to return      (5) To make redemptions in connection with
    excess contributions made to retirement         the combination of a Galaxy Fund with any
    plans or individual retirement accounts,        other investment company registered
    so long as the applicable portion of any        under the 1940 Act by merger,
    commission paid is returned; or                 acquisition of assets, or by any other
                                                    transaction;

(6) Through the systematic withdrawal plan      (6) To make redemptions resulting from a
    up to 12% of the account's value                tax-free return of an excess contribution
    annually.                                       pursuant to Section 408(d)(4) or (5) of
                                                    the Code;

                                                (7) To make any redemption of Retail B
                                                    Shares held by an investor, provided the
                                                    investor was the beneficial owner of
                                                    shares of a Galaxy Fund or any other
                                                    portfolio advised by FIA before December
                                                    1, 1995; or

                                                (8) Through the Systematic Withdrawal Plan
                                                    up to 12% of the account's value annually.



B. PURCHASE PROCEDURES



     The purchase procedures, including the minimum investment requirements, for Class T shares, Class G shares, Class A shares and Class B shares of the Liberty Fund are the same as those for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Galaxy Funds. The purchase procedures for Class

Z shares of the Liberty Fund and Trust Shares of the Galaxy Funds are substantially the same, except that Class Z shares of the Liberty Fund have a minimum investment requirement of $1,000 while Trust Shares of the Galaxy Funds have no minimum investment requirement.


C. REDEMPTION PROCEDURES


     The redemption procedures for Class T shares, Class G shares, Class A shares and Class B shares of the Liberty Fund are the same as those for Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Galaxy Funds. The purchase procedures for Class Z shares of the Liberty Fund and Trust Shares of the Galaxy Funds are substantially the same, except that Trust Shares of the Galaxy Funds have no minimum investment requirement while Class Z shares of the Liberty Fund have minimum investment requirements as follows: (1) $1,000 for (a) any shareholder (as well as any family member or person listed on an account registration for any account of the shareholder) of a fund distributed by Liberty Funds Distributor, Inc. ("LFD") who (i) holds Class Z shares, or (ii) holds Class A shares that were exchanged for Class Z shares; (b) any trustee or director (or family member) of any fund distributed by LFD; or (c) any employee (or family member) of FleetBoston Financial Corporation or its subsidiaries; (2) $100,000 for (a) clients of broker-dealers or registered investment advisors that both recommend the purchase of fund shares and charge clients an asset-based fee; and (b) any insurance company, trust company, bank, endowment, investment company or foundation purchasing shares for its own account; and (3) no minimum initial investment for (a) any client of Fleet National Bank ("Fleet") or a subsidiary for shares purchased through an asset management, trust, retirement plan administration, private client or similar arrangement with Fleet or the subsidiary; (b) a retirement plan (or the custodian for such a plan) with aggregate plan assets of at least $5 million at the time of purchase and which purchases shares directly from LFD or through a third party broker-dealer; or (c) any person investing all or part of the proceeds of a distribution, rollover or transfer of assets into a Liberty Individual Retirement Account, from any deferred compensation plan which was a shareholder of any of the funds of Liberty Acorn Trust on September 29, 2000, in which the investor was a participant and through which the investor invested in one or more of the funds of Liberty Acorn Trust immediately prior to the distribution, transfer or rollover.



D. ADDITIONAL SHAREHOLDER SERVICES



     The Liberty Fund, with respect to its Class T shares, Class G shares, Class Z shares, Class A shares and Class B shares, and the Galaxy Funds, with respect to their Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares and Prime B Shares, offer an Automatic Investment Plan. The terms and conditions of these Plans are the same.



E. SHARE EXCHANGES



     The procedures for participating in the exchange privilege with respect to Class Z shares, Class T shares, Class G shares, Class A shares and Class B shares of the Liberty Fund are the same as the procedures for participating in the exchange privilege for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares, of the Galaxy Funds.





                                    LIBERTY FUND:                        GALAXY FUNDS:
                                   CLASS A SHARES/                      PRIME A SHARES/
                                   CLASS B SHARES                       PRIME B SHARES
                                   ---------------                      ---------------
By Telephone............                 Yes                                  Yes
Minimum.................             No minimum                               N/A


     Liberty and Galaxy also offer automated dollar cost averaging where $100 or more each month from one fund may be used to purchase shares of the same class of another fund at no additional cost. You must have a current balance of at least $5,000 in the fund the money is coming from.

     Class T shares of the Liberty Fund acquired in the Acquisitions may be exchanged for Class T shares or Class A shares of any other fund distributed by Liberty Funds Distributor, Inc. However, once Class T shares are exchanged for Class A shares, they cannot be exchanged back into Class T shares. Class G shares of the

Liberty Fund acquired in the Acquisitions may be exchanged for Class G shares or Class B shares of any other fund distributed by Liberty Funds Distributor, Inc. However, once Class G shares are exchanged for Class B shares, they cannot be exchanged back into Class G shares. Class Z shares of the Liberty Fund acquired in the Acquisitions may be exchanged for Class Z shares or Class A shares of any fund sold by Liberty Funds Distributor, Inc.


F. PRICING OF SHARES FOR THE LIBERTY FUND AND GALAXY FUNDS

     The price per share (offering price) will be the net asset value per share ("NAV") next determined after the Liberty Fund or a Galaxy Fund receives your purchase order plus, in the case of Class T shares and Class A shares of the Liberty Fund and Retail A Shares and Prime A Shares of the Galaxy Funds, the applicable sales charge.

     For processing purchase and redemption orders, the NAV per share of the Liberty Fund is calculated on each day that the New York Stock Exchange (the "Exchange") is open for trading at the close of regular trading on the Exchange that day (usually 4:00 p.m. Eastern time). For processing purchase and redemption orders, the NAV per share of each Galaxy Fund is calculated on each day that the Exchange is open for trading at the close of regular trading on the Exchange that day (usually 4:00 p.m. Eastern Time).

G. DIVIDENDS AND DISTRIBUTIONS

     Net investment income dividends for the Liberty Fund and the Galaxy Funds are declared and paid quarterly.

     The Liberty Fund and each Galaxy Fund declares and distributes net capital gains at least annually.

H. ADDITIONAL INFORMATION REGARDING THE PURCHASE AND SALE OF SHARES OF THE LIBERTY FUND

  How to Buy Shares

     Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Liberty Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. "Good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.


METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
Through your financial advisor..........    Your financial advisor can help you
                                            establish your account and buy Liberty
                                            Fund shares on your behalf. To receive
                                            the current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of the New
                                            York Stock Exchange (NYSE), usually 4:00
                                            p.m. Eastern time. Your financial
                                            advisor may charge you fees for
                                            executing the purchase for you.

By check (new account)..................    For new accounts send a completed
                                            application and check made payable to
                                            the Liberty Fund to the transfer agent,
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02266-8081.

By check (existing account).............    For existing accounts fill out and
                                            return the additional investment stub
                                            included in your quarterly statement, or
                                            send a letter of instruction including
                                            your fund name and account number with a
                                            check made payable to the fund to
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02266-8081.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
By exchange.............................    You or your financial advisor may
                                            acquire shares for your account by
                                            exchanging shares you own in one fund
                                            for shares of the same class of the
                                            Liberty Fund at no additional cost.
                                            There may be an additional charge if
                                            exchanging from a money market fund. To
                                            exchange by telephone, call
                                            1-800-422-3737.

By wire.................................    You may purchase shares by wiring money
                                            from your bank account to your Liberty
                                            Fund account. To wire funds to your
                                            Liberty Fund account, call
                                            1-800-422-3737 to obtain a control
                                            number and the wiring instructions.

By electronic funds transfer............    You may purchase shares by
                                            electronically transferring money from
                                            your bank account to your Liberty Fund
                                            account by calling 1-800-422-3737. An
                                            electronic funds transfer may take up to
                                            two business days to settle and be
                                            considered in "good form." You must set
                                            up this feature prior to your telephone
                                            request. Be sure to complete the
                                            appropriate section of the application.

Automatic investment plan...............    You can make monthly or quarterly
                                            investments automatically from your bank
                                            account to your Liberty Fund account.
                                            You can select a pre-authorized amount
                                            to be sent via electronic funds
                                            transfer. Be sure to complete the
                                            appropriate section of the application
                                            for this feature.

Automated dollar cost averaging.........    You can purchase shares for your account
                                            by exchanging $100 or more each month
                                            from another fund for shares of the same
                                            class of the Liberty Fund at no
                                            additional cost. You must have a current
                                            balance of at least $5,000 in the fund
                                            the money is coming from. The designated
                                            amount will be exchanged on the third
                                            Tuesday of each month. Exchanges will
                                            continue so long as your fund balance is
                                            sufficient to complete the transfers.
                                            You may terminate your program or change
                                            the amount of the exchange (subject to
                                            the $100 minimum) by calling
                                            1-800-422-3737. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.

By dividend diversification.............    You may automatically invest dividends
                                            distributed by another fund into the
                                            same class of shares of the Liberty Fund
                                            at no additional sales charge. To invest
                                            your dividends in the Liberty Fund, call
                                            1-800-345-6611.

  How to Sell Shares

     Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Liberty Fund on any regular business day that the NYSE is open.

     When the Liberty Fund receives your sales request in "good form," shares will be sold at the next calculated price. "Good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" also means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, if applicable, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement plan accounts have special requirements; please call 1-800-799-7526 for more information.

     The Liberty Fund will generally send proceeds from the sale to you within seven days (usually on the next business day after your request is received in "good form"). However, if you purchased your shares by check, the Liberty Fund may delay sending the proceeds from the sale of your shares for up to 15 days after your purchase to protect against checks that are returned. No interest will be paid on uncashed redemption checks. Redemption proceeds may be paid in securities, rather than in cash, under certain circumstances.


METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
Through your financial advisor..........    You may call your financial advisor to
                                            place your sell order. To receive the
                                            current trading day's price, your
                                            financial advisor firm must receive your
                                            request prior to the close of regular
                                            trading on the NYSE, usually 4:00 p.m.
                                            Eastern time. Your financial advisor may
                                            charge you fees for executing a
                                            redemption for you.

By exchange.............................    You or your financial advisor may sell
                                            shares by exchanging from a fund into
                                            the same share class of another fund at
                                            no additional cost. Class Z shares may
                                            also be exchanged for Class A shares. To
                                            exchange by telephone, call
                                            1-800-422-3737.

By telephone............................    You or your financial advisor may sell
                                            shares by telephone and request that a
                                            check be sent to your address of record
                                            by calling 1-800-422-3737, unless you
                                            have notified the Liberty Fund of an
                                            address change within the previous 30
                                            days. The dollar limit for telephone
                                            sales is $100,000 in a 30-day period.
                                            You do not need to set up this feature
                                            in advance of your call. Certain
                                            restrictions apply to retirement
                                            accounts. For details, call
                                            1-800-345-6611.

By mail.................................    You may send a signed letter of
                                            instruction or stock power form along
                                            with any share certificates to be sold
                                            to the address below. In your letter of
                                            instruction, note the fund's name, share
                                            class, account number, and the dollar
                                            value or number of shares you wish to
                                            sell. All account owners must sign the
                                            letter, and signatures must be
                                            guaranteed by either a bank, a member
                                            firm of a national stock exchange or
                                            another eligible guarantor institution.
                                            Additional documentation is required for
                                            sales by corporations, agents,
                                            fiduciaries, surviving joint owners and
                                            individual retirement account owners.
                                            For details, call 1-800-345-6611.

                                            Mail your letter of instruction to
                                            Liberty Funds Services, Inc., P.O. Box
                                            8081, Boston, MA 02266-8081.

METHOD                                                    INSTRUCTIONS
------                                      ----------------------------------------
By wire.................................    You may sell shares and request that the
                                            proceeds be wired to your bank. You must
                                            set up this feature prior to your
                                            telephone request. Be sure to complete
                                            the appropriate section of the account
                                            application for this feature.

By systematic withdrawal plan...........    You may automatically sell a specified
                                            dollar amount or percentage of your
                                            account on a monthly, quarterly or
                                            semi-annual basis and have the proceeds
                                            sent to you if your account balance is
                                            at least $5,000. This feature is not
                                            available if you hold your shares in
                                            certificate form. All dividend and
                                            capital gains distributions must be
                                            reinvested. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.

By electronic funds transfer............    You may sell shares and request that the
                                            proceeds be electronically transferred
                                            to your bank. Proceeds may take up to
                                            two business days to be received by your
                                            bank. You must set up this feature prior
                                            to your request. Be sure to complete the
                                            appropriate section of the account
                                            application for this feature.

  Fund Policy on Trading of Fund Shares

     The Liberty Fund does not permit short-term or excessive trading in its shares. Excessive purchases, redemptions or exchanges of Liberty Fund shares disrupt portfolio management and increase Liberty Fund expenses. In order to promote the best interests of the Liberty Fund, the Liberty Fund reserves the right to reject any purchase order or exchange request, particularly from market timers or investors who, in the advisor's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Liberty Fund. The fund into which you would like to exchange also may reject your request.

  Share Certificates

     Share certificates are not available for Class T shares, Class G shares, Class B shares or Class Z shares of the Liberty Fund. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to the distributor.

                                                                        Proxy 11

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                              ONE FINANCIAL CENTER
                        BOSTON, MASSACHUSETTS 02111-2621
                                 1-800-426-3750

                                    FORM N-14
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                August 26, 2002


      This Statement of Additional Information (the "SAI") relates to the proposed Acquisitions (the "Acquisitions") of certain portfolios of The Galaxy Fund (the "Galaxy Funds") and a portfolio of the Liberty-Stein Roe Funds Investment Trust (the "Stein Roe Fund" and together with the "Galaxy Funds," the "Acquired Funds") by certain newly organized "shell" portfolios of Liberty Stein Roe Funds Investment Trust (each an "Acquiring Fund" and together the "Acquiring Funds") as follows: (1) Galaxy Equity Income Fund and Galaxy Strategic Equity Fund by the Liberty Strategic Equity Fund, (2) Stein Roe Balanced Fund and Galaxy Asset Allocation Fund by the Liberty Asset Allocation Fund and (3) Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund by the Liberty Growth & Income Fund II.


      This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Proxy Statements dated August 26, 2002 (the "Prospectuses/Proxy Statements") of the Acquiring Funds which relate to the Acquisitions. As described in the Prospectuses/Proxy Statements, the Acquisitions would involve the transfer of all the assets of the Acquired Funds in exchange for shares of the respective Acquiring Fund and the assumption of all the liabilities of the Acquired Funds. Each Acquired Fund would distribute the respective Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.


      This SAI is not a prospectus and should be read in conjunction with the Prospectuses/Proxy Statements. The Prospectuses/Proxy Statements have been filed with the Securities and Exchange Commission and are available upon request and without charge by writing to or calling your Fund at the relevant address or telephone number set forth above.

      Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statements.

                                Table of Contents

I.   Additional Information about the Acquiring Funds and the Acquired Funds   2

II.  Financial Statements...................................................   2

I. Additional Information about the Acquiring Funds and the Acquired Funds.

      Attached hereto as Appendix A is additional information for the Acquiring Funds.

      Further information about Retail A Shares, Retail B Shares and Trust Shares of the Galaxy Funds is contained in and incorporated herein by reference to the Statement of Additional Information for such Funds dated February 28, 2002, as supplemented.

      Further information about Prime A Shares and Prime B Shares of the Galaxy Asset Allocation Fund and Galaxy Growth and Income Fund is contained in and incorporated herein by reference to the Statement of Additional Information for such Funds dated February 28, 2002, as supplemented.

      Further information about Shares of the Stein Roe Balanced Fund is contained in and incorporated herein by reference to the Statement of Additional Information for such Fund dated February 1, 2002.

II. Financial Statements.

      The audited financial statements and related Report of Independent Auditors included in the Annual Report for the year ended October 31, 2001, as supplemented, and the unaudited financial statements for the semi-annual period ended April 30, 2002 for the Galaxy Funds are incorporated herein by reference. No other parts of the Annual Report or Semi-Annual Report are incorporated herein by reference.

      The audited financial statements and related Report of Independent Auditors included in the Annual Report for the years ended September 30, 2001 and the unaudited financial statements for the semi-annual period ended March 30, 2002 for the Stein Roe Balanced Fund are incorporated herein by reference. No other parts of the Annual Report or Semi-Annual Report are incorporated herein by reference.

                                 ACQUIRED FUNDS
                                       AND
                                 ACQUIRING FUNDS

                    PRO FORMA COMBINING FINANCIAL STATEMENTS
                                   (UNAUDITED)


      The accompanying unaudited pro forma combining investment portfolios and statements of assets and liabilities assume that the exchanges described in the next paragraph occurred as of December 31, 2001 and the unaudited pro forma combining statement of operations for the twelve months ended December 31, 2001 presents the results of operations of the Acquiring Funds as if the combination with the respective Acquired Funds had been consummated as of January 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated as of January 1, 2001. These historical statements have been derived from the Acquired Fund's books and records utilized in calculating daily net asset value as of December 31, 2001, and for the twelve month period then ended.



      There are multiple pro forma financial statements for the combination of the Acquired Funds and the Acquiring Funds because it is possible that shareholders of some, but not all of the Acquired Funds will approve the reorganization of their fund with the respective Acquiring Fund. Therefore, the pro forma financial statements for the individual combinations are also shown. The pro forma financial statements for each scenario where only an Acquired Fund is merged into a "shell" Acquiring Fund have not been provided because each Acquired Fund's financial statements have been incorporated by reference into the Statement of Additional Information.


      The pro forma statements give effect to the proposed transfer of all of the assets of the Galaxy Equity Income Fund and/or the Galaxy Strategic Equity Fund to the Liberty Strategic Equity Fund in exchange for the assumption by the Liberty Strategic Equity Fund of all of the liabilities of the Galaxy Equity Income Fund and/or the Galaxy Strategic Equity Fund and for a number of the Liberty Strategic Equity Fund's shares equal in value to the value of the net assets of the Galaxy Equity Income Fund and/or the Galaxy Strategic Equity Fund transferred to the Liberty Strategic Equity Fund. Assuming its shareholders approve the combination, the Galaxy Strategic Equity Fund will be the accounting survivor for financial statement purposes.

      The pro forma statements give effect to the proposed transfer of all of the assets of the Stein Roe Balanced Fund and/or the Galaxy Asset Allocation Fund to the Liberty Asset Allocation Fund in exchange for the assumption by the Liberty Asset Allocation Fund of all of the liabilities of the Stein Roe Balanced Fund and/or the Galaxy Asset Allocation Fund and for a number of the Liberty Asset Allocation Fund's shares equal in value to the value of the net assets of the Stein Roe Balanced Fund and/or the

Galaxy Asset Allocation Fund transferred to the Liberty Asset Allocation Fund. Assuming its shareholders approve the combination, the Galaxy Asset Allocation Fund will be the accounting survivor for financial statement purposes.

      The pro forma statements give effect to the proposed transfer of all of the assets of the Galaxy Large Cap Value Fund and/or the Galaxy Growth and Income Fund to the Liberty Growth & Income Fund II in exchange for the assumption by the Liberty Growth & Income Fund II of all of the liabilities of the Galaxy Large Cap Value Fund and/or the Galaxy Growth and Income Fund and for a number of the Liberty Growth and Income Fund's shares equal in value to the value of the net assets of the Galaxy Large Cap Value Fund and/or the Galaxy Growth and Income Fund transferred to the Liberty Growth & Income Fund II. Assuming its shareholders approve the combination, the Galaxy Growth and Income Fund will be the accounting survivor for financial statement purposes.

      The pro forma statements of operations do not reflect the expenses of the Acquired Funds or Acquiring Funds in carrying out their obligations under the Agreements and Plans of Reorganization.

      The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of the Acquired Funds incorporated by reference in this SAI.

Pro Forma Combining Portfolio of Investments
 December 31, 2001 (Unaudited)

                     Galaxy
   Galaxy          Strategic                                                                             Galaxy
Equity Income        Equity                                                                Galaxy       Strategic
    Fund              Fund                                                              Equity Income     Equity
  Shares or        Shares or      Pro Forma                                                  Fund          Fund        Pro Forma
     Par              Par         Combined                                                  Value          Value        Combined
------------------------------------------------------------------------------------------------------------------------------------
                                                Common Stocks - 95.2%
                                                CONSUMER DISCRETIONARY -
                                                1.3%
                                                Restaurants - 1.3%
    208,000              -        208,000       McDonald's Corp.                        $ 5,505,760              $ -   $ 5,505,760
                                                                                        -------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                FINANCE, INSURANCE & REAL
                                                ESTATE - 20.3%
                                                Depository Institutions -
                                                5.7%
    100,000         27,000        127,000       Bank of America Corp.                     6,295,000        1,699,650     7,994,650
    350,000              -        350,000       U.S. Bancorp                              7,325,500                -     7,325,500
          -         70,000         70,000       Washington Mutual, Inc.                           -        2,289,000     2,289,000
    152,000              -        152,000       Wells Fargo & Co.                         6,604,400                -     6,604,400
                                                                                        -------------------------------------------
                                                                                         20,224,900        3,988,650    24,213,550
                                                                                        -------------------------------------------

                                                Insurance Carriers - 6.6%
          -        100,000        100,000       ACE Ltd.                                          -        4,015,000     4,015,000
          -         45,000         45,000       Aetna, Inc.                                       -        1,484,550     1,484,550
     70,000              -         70,000       American International Group, Inc.        5,558,000                -     5,558,000
          -         20,000         20,000       CIGNA Corp.                                       -        1,853,000     1,853,000
    170,000              -        170,000       Citigroup, Inc.                           8,581,600                -     8,581,600
          -        430,500        430,500       Conseco, Inc.                                     -        1,920,030     1,920,030
          -         40,000         40,000       John Hancock Financial Services, Inc.             -        1,652,000     1,652,000
          -        110,000        110,000       UnumProvident Corp.                               -        2,916,100     2,916,100
                                                                                        -------------------------------------------
                                                                                         14,139,600       13,840,680    27,980,280
                                                                                        -------------------------------------------

                                                Non-Depository Credit
                                                Institutions - 3.1%
          -         70,000         70,000       American Express Co.                              -        2,498,300     2,498,300
    105,000              -        105,000       Fannie Mae                                8,347,500                -     8,347,500
          -         45,000         45,000       MBIA, Inc.                                        -        2,413,350     2,413,350
                                                                                        -------------------------------------------
                                                                                          8,347,500        4,911,650    13,259,150
                                                                                        -------------------------------------------

                                                Real Estate Investment Trusts
                                                - 3.9%
    300,000              -        300,000       Equity Office Properties Trust            9,024,000                -     9,024,000
    250,000              -        250,000       Simon Property Group, Inc.                7,332,500                -     7,332,500
                                                                                        -------------------------------------------
                                                                                         16,356,500                -    16,356,500
                                                                                        -------------------------------------------

                                                Security Brokers & Dealers
                                                - 1.0%
     70,000         45,000        115,000       Morgan (J.P.) Chase & Co.                 2,544,500        1,635,750     4,180,250
                                                                                        -------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                MANUFACTURING - 35.9%
                                                Chemicals & Allied Products
                                                - 16.5%
    105,000         35,000        140,000       Abbott Laboratories                       5,853,750        1,951,250     7,805,000
    113,000              -        113,000       American Home Products Corp.              6,933,680                -     6,933,680
    113,000              -        113,000       Baxter International, Inc.                6,060,190                -     6,060,190
    125,000         55,000        180,000       Bristol-Myers Squibb Co.                  6,375,000        2,805,000     9,180,000
    122,000         45,000        167,000       Dow Chemical Co.                          4,121,160        1,520,100     5,641,260
          -         90,000         90,000       Elan Corp. PLC, ADR                               -        4,055,400     4,055,400
    100,000         45,000        145,000       Merck & Co., Inc.                         5,880,000        2,646,000     8,526,000
    155,000              -        155,000       Pfizer, Inc.                              6,176,750                -     6,176,750
    145,000         40,000        185,000       Pharmacia Corp.                           6,184,250        1,706,000     7,890,250
     73,000         20,000         93,000       Proctor & Gamble Co.                      5,776,490        1,582,600     7,359,090
                                                                                        -------------------------------------------
                                                                                         53,361,270       16,266,350    69,627,620
                                                                                        -------------------------------------------

                                                Electrical Industrial
                                                Equipment - 4.6%
    205,000              -        205,000       General Electric Co.                      8,216,400                -     8,216,400
    225,000        110,000        335,000       Molex, Inc., Class A                      6,086,250        2,975,500     9,061,750
          -         43,000         43,000       W.W. Grainger, Inc.                               -        2,064,000     2,064,000
                                                                                        -------------------------------------------
                                                                                         14,302,650        5,039,500    19,342,150
                                                                                        -------------------------------------------

                                                Electronic Components - 1.6%
    175,000         40,000        215,000       Intel Corp.                               5,503,750        1,258,000     6,761,750
                                                                                        -------------------------------------------

                                                Fabricated Metal - 0.5%
          -         37,000         37,000       Nucor Corp.                                       -        1,959,520     1,959,520
                                                                                        -------------------------------------------

                                                Home Building - 0.8%
          -         60,000         60,000       Centex Corp.                                      -        3,425,400     3,425,400
                                                                                        -------------------------------------------

                                                Lumber & Wood Products - 1.0%
     79,500              -         79,500       Weyerhaeuser Co.                          4,299,360                -     4,299,360
                                                                                        -------------------------------------------

                                                Machinery & Computer
                                                Equipment - 2.3%
    210,000              -        210,000       Cisco Systems, Inc.                       3,803,100                -     3,803,100

Pro Forma Combining Portfolio of Investments
 December 31, 2001 (Unaudited)

                     GALAXY
   GALAXY          STRATEGIC                                                                             GALAXY
EQUITY INCOME        EQUITY                                                                GALAXY       STRATEGIC
    FUND              FUND                                                              EQUITY INCOME     EQUITY
  SHARES OR        SHARES OR      PRO FORMA                                                  FUND          FUND        PRO FORMA
     PAR              PAR         COMBINED                                                  VALUE          VALUE        COMBINED
------------------------------------------------------------------------------------------------------------------------------------
          -         48,000         48,000       Dell Computer Corp.                               -        1,304,640     1,304,640
    230,000              -        230,000       Hewlett Packard Co.                       4,724,200                -     4,724,200
                                                                                        -------------------------------------------
                                                                                          8,527,300        1,304,640     9,831,940
                                                                                        -------------------------------------------

                                                MISCELLANEOUS MANUFACTURING - 2.1%
     50,000              -         50,000       Minnesota Mining & Manufacturing Co.      5,910,500                -     5,910,500
          -         52,000         52,000       Tyco International Ltd.                           -        3,062,800     3,062,800
                                                                                        -------------------------------------------
                                                                                          5,910,500        3,062,800     8,973,300
                                                                                        -------------------------------------------

                                                PETROLEUM REFINING - 2.4%
     50,000              -         50,000       BP PLC, ADR                               2,325,500                -     2,325,500
    200,000              -        200,000       Exxon Mobil Corp.                         7,860,000                -     7,860,000
                                                                                        -------------------------------------------
                                                                                         10,185,500                -    10,185,500
                                                                                        -------------------------------------------

                                                RUBBER & PLASTIC - 0.5%
          -         80,000         80,000       Sonoco Products Co.                               -        2,126,400     2,126,400
                                                                                        -------------------------------------------

                                                TRANSPORTATION EQUIPMENT - 3.6%
    250,000              -        250,000       Ford Motor Co.                            3,930,000                -     3,930,000
          -         60,000         60,000       Textron, Inc.                                     -        2,487,600     2,487,600
     95,000              -         95,000       United Technologies Corp.                 6,139,850                -     6,139,850
          -        185,000        185,000       Visteon Corp.                                     -        2,782,400     2,782,400
                                                                                        -------------------------------------------
                                                                                         10,069,850        5,270,000    15,339,850
                                                                                        -------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                MEDIA - 0.9%
                                                Multimedia - 0.9%
          -         30,000         30,000       Gannett Co., Inc.                                 -        2,016,900     2,016,900
          -         48,000         48,000       Meredith Corp.                                    -        1,711,200     1,711,200
                                                                                        -------------------------------------------
                                                                                                  -        3,728,100     3,728,100
                                                                                        -------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                MINING & ENERGY - 9.0%
                                                Oil & Gas Extraction - 3.6%
    143,000         28,000        171,000       Kerr-McGee Corp.                          7,836,400        1,534,400     9,370,800
          -         49,000         49,000       Noble Affiliates, Inc.                            -        1,729,210     1,729,210
          -         60,000         60,000       Noble Drilling Corp.                              -        2,042,400     2,042,400
          -        100,000        100,000       Ocean Energy, Inc.                                -        1,920,000     1,920,000
                                                                                        -------------------------------------------
                                                                                          7,836,400        7,226,010    15,062,410
                                                                                        -------------------------------------------

                                                OIL & GAS FIELD SERVICES - 5.4%
    170,000         70,000        240,000       Baker Hughes, Inc.                        6,199,900        2,552,900     8,752,800
          -         90,000         90,000       BJ Services Co.                                   -        2,920,500     2,920,500
    280,000              -        280,000       Conoco, Inc.                              7,924,000                -     7,924,000
          -         75,000         75,000       National-Oilwell, Inc.                            -        1,545,750     1,545,750
          -         35,000         35,000       Smith International, Inc.                         -        1,876,700     1,876,700
                                                                                        -------------------------------------------
                                                                                         14,123,900        8,895,850    23,019,750
                                                                                        -------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                RETAIL TRADE - 5.7%
                                                Apparel & Accessory Stores - 0.4%
          -         47,000         47,000       TJX Companies, Inc.                               -        1,873,420     1,873,420
                                                                                        -------------------------------------------

                                                BUILDING, HARDWARE & GARDEN
                                                SUPPLY - 2.4%
    160,000              -        160,000       Home Depot, Inc.                          8,161,600                -     8,161,600
          -         40,000         40,000       Lowes Companies, Inc.                             -        1,856,400     1,856,400
                                                                                        -------------------------------------------
                                                                                          8,161,600        1,856,400    10,018,000
                                                                                        -------------------------------------------

                                                GENERAL MERCHANDISE STORES - 2.9%
          -         60,000         60,000       CVS Corp.                                         -        1,776,000     1,776,000
          -        150,000        150,000       Office Depot, Inc.                                -        2,781,000     2,781,000
    185,000              -        185,000       Target Corp.                              7,594,250                -     7,594,250
                                                                                        --------------------------------------------
                                                                                          7,594,250        4,557,000    12,151,250
                                                                                        --------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                SERVICES - 11.3%
                                                BUSINESS SERVICES - 1.1%
          -        125,000        125,000       American Management Systems, Inc.                 -        2,260,000     2,260,000
          -         80,000         80,000       Harte-Hanks, Inc.                                 -        2,253,600     2,253,600
                                                                                        --------------------------------------------
                                                                                                  -        4,513,600     4,513,600
                                                                                        --------------------------------------------

                                                COMPUTER RELATED SERVICES - 7.7%
    150,000              -        150,000       Automatic Data Processing, Inc.           8,835,000                -     8,835,000
          -         60,000         60,000       Computer Sciences Corp.                           -        2,938,800     2,938,800
          -         65,000         65,000       Diebold, Inc.                                     -        2,628,600     2,628,600
    117,000              -        117,000       Electronic Data Systems Corp.             8,020,350                -     8,020,350

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
 DECEMBER 31, 2001 (UNAUDITED)

                     GALAXY
   GALAXY          STRATEGIC                                                                             GALAXY
EQUITY INCOME        EQUITY                                                                GALAXY       STRATEGIC
    FUND              FUND                                                              EQUITY INCOME     EQUITY
  SHARES OR        SHARES OR      PRO FORMA                                                  FUND          FUND        PRO FORMA
     PAR              PAR         COMBINED                                                  VALUE          VALUE        COMBINED
------------------------------------------------------------------------------------------------------------------------------------
     70,000         15,000         85,000       International Business Machines Corp.     8,467,200        1,814,400    10,281,600
                                                                                        --------------------------------------------
                                                                                         25,322,550        7,381,800    32,704,350
                                                                                        --------------------------------------------

                                                COMPUTER SOFTWARE - 0.8%
          -        115,000        115,000       BMC Software, Inc.                                -        1,882,550     1,882,550
          -         22,000         22,000       Microsoft Corp.                                   -        1,457,500     1,457,500
                                                                                        --------------------------------------------
                                                                                                  -        3,340,050     3,340,050
                                                                                        --------------------------------------------

                                                HEALTH SERVICES - 1.7%
          -         35,000         35,000       Guidant Corp.                                     -        1,743,000     1,743,000
     90,000              -         90,000       Johnson & Johnson                         5,319,000                -     5,319,000
                                                                                        --------------------------------------------
                                                                                          5,319,000        1,743,000     7,062,000
                                                                                        --------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                TRANSPORTATION, COMMUNICATIONS,
                                                ELECTRIC, GAS & SANITARY
                                                SERVICES - 10.8%
                                                ELECTRIC SERVICES - 2.5%
          -        110,000        110,000       Aes Corp.                                         -        1,798,500     1,798,500
    185,000              -        185,000       TXU Corp.                                 8,722,750                -     8,722,750
                                                                                        --------------------------------------------
                                                                                          8,722,750        1,798,500    10,521,250
                                                                                        --------------------------------------------

                                                GAS SERVICES - 2.4%
    350,000              -        350,000       WGL Holdings, Inc.                       10,174,500                -    10,174,500
                                                                                        --------------------------------------------

                                                SEMICONDUCTORS - 0.6%
          -        210,000        210,000       Agere Systems, Inc., Class A                      -        1,194,900     1,194,900
          -         45,000         45,000       Teradyne, Inc.                                    -        1,356,300     1,356,300
                                                                                        --------------------------------------------
                                                                                                  -        2,551,200     2,551,200
                                                                                        --------------------------------------------

                                                TELECOMMUNICATIONS - 5.3%
          -        100,000        100,000       AT&T Corp.                                        -        1,814,000     1,814,000
    175,000              -        175,000       Bell Atlantic Corp.                       8,305,500                -     8,305,500
          -         70,000         70,000       Nokia Oyj, ADR                                    -        1,717,100     1,717,100
    225,000              -        225,000       SBC Communications, Inc.                  8,813,250                -     8,813,250
          -         80,000         80,000       Sprint Corp.                                      -        1,606,400     1,606,400
                                                                                        --------------------------------------------
                                                                                         17,118,750        5,137,500    22,256,250
                                                                                        --------------------------------------------

                                                Total Common Stocks                     283,652,640      118,691,770   402,344,410
                                                                                        --------------------------------------------

                                                U.S. GOVERNMENT AGENCIES &
                                                OBLIGATIONS - 0.5%
------------------------------------------------------------------------------------------------------------------------------------
                                                U.S GOVERNMENT OBLIGATIONS
                                                - 0.5%
                                                U.S. Treasury Bond:
$ 1,700,000            $ -     $1,700,000            7.500% 11/15/16                      2,010,848                -     2,010,848
                                                                                        --------------------------------------------

                                                SHORT-TERM OBLIGATION - 4.3%
------------------------------------------------------------------------------------------------------------------------------------
                                                Repurchase agreement with First
                                                Boston, dated 12/31/01, due 01/02/02
  5,774,000     12,534,000     18,308,000       at 1.750%                                 5,774,000       12,534,000    18,308,000
                                                                                        --------------------------------------------

                                                TOTAL INVESTMENTS - 100.0%              291,437,488      131,225,770   422,663,258
                                                                                        --------------------------------------------

                                                OTHER ASSETS & LIABILITIES,
                                                NET - 0.0%                                  105,130           38,610       143,740
                                                                                        --------------------------------------------

                                                NET ASSETS - 100.0%                     291,542,618      131,264,380   422,806,998
                                                                                        --------------------------------------------


Percentages are based on Net Assets of the Pro Forma Combined.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   GALAXY EQUITY         GALAXY STRATEGIC
                                                       INCOME                 EQUITY             PRO FORMA           PRO FORMA
                                                        FUND                   FUND             ADJUSTMENTS           COMBINED
                                                        ----                   ----             -----------           --------
ASSETS
Investments, at cost                                $ 279,797,172           $ 113,038,373                          $ 392,835,545
                                                    -------------           -------------                          -------------
Investments, at value                               $ 291,437,488           $ 131,225,770                          $ 422,663,258
Cash                                                          843                     636                                  1,479
Receivable for:
   Fund shares sold                                        26,515                  14,441                                 40,956
   Dividends                                              460,786                 110,315                                571,101
   Interest                                                16,835                     609                                 17,444
Expense reimbursement due from Advisor                      5,572                   1,780                                  7,352
Other assets                                                    -                   3,975                                  3,975
                                                    -------------           -------------                          -------------
     Total Assets                                     291,948,039             131,357,526                            423,305,565
                                                    -------------           -------------                          -------------

LIABILITIES
Payable for:
   Fund shares repurchased                                 60,267                       -                                 60,267
   Investment advisory fee                                186,374                  59,858                                246,232
   Administration fee                                      18,168                   7,664                                 25,832
   Shareholder servicing fees and 12b-1 fees               50,418                   4,678                                 55,096
   Transfer agent fee                                      16,936                   2,719                                 19,655
Other liabilities                                          73,258                  18,227                                 91,485
                                                    -------------           -------------                          -------------
     Total Liabilities                                    405,421                  93,146                                498,567
                                                    -------------           -------------                          -------------
NET ASSETS                                          $ 291,542,618           $ 131,264,380                          $ 422,806,998
                                                    =============           =============                          =============

Paid in capital                                     $ 276,507,312           $ 112,366,933                          $ 388,874,245
Accumulated net investment income (loss)                  210,914                  (5,650)                               205,264
Accumulated net realized gain on investments            3,184,076                 715,700                              3,899,776
Net unrealized appreciation/depreciation on
   investments                                         11,640,316              18,187,397                             29,827,713
                                                    -------------           -------------                          -------------
NET ASSETS                                          $ 291,542,618           $ 131,264,380                          $ 422,806,998
                                                    =============           =============                          =============

Net assets - Retail A                               $ 151,619,939             $ 9,412,118       (161,032,057)               $ -
                                                    =============           =============                          =============
Shares outstanding - Retail A                          11,594,049                 857,063        (12,451,112)                 -
                                                    =============           =============                          =============
Net asset value and redemption
   price per share - Retail A                             $ 13.08                 $ 10.98                                   $ -
                                                    =============           =============                          =============
Maximum offering price per share - Retail A
   (Net asset value/0.9425)                               $ 13.88                 $ 11.65                                   $ -
                                                    =============           =============                          =============

Net assets - Class T                                          $ -                     $ -        161,032,057  {a}  $ 161,032,057
                                                    =============           =============                          =============
Shares outstanding - Class T                                    -                       -         14,665,801  {a}     14,665,801
                                                    =============           =============                          =============
Net asset value and redemption
   price per share - Class T                                  $ -                     $ -                                $ 10.98
                                                    =============           =============                          =============
Maximum offering price per share - Class T
   (Net asset value/0.9425)                               $                       $                                      $ 11.65
                                                    =============           =============                          =============

Net assets - Retail B                                $ 15,290,332             $ 2,699,801        (17,990,133)                $ -
                                                    =============           =============                          =============
Shares outstanding - Retail B                           1,191,439                 250,102         (1,441,541)                  -
                                                    =============           =============                          =============
Net asset value and offering
   price per share - Retail B                             $ 12.83 (a)             $ 10.79 (a)                            $
                                                    =============           =============                          =============
Net assets - Class G                                          $ -                     $ -         17,990,133 {a}    $ 17,990,133
                                                    =============           =============                          =============
Shares outstanding - Class G                                    -                       -          1,667,186 {a}       1,667,186
                                                    =============           =============                          =============
Net asset value and offering
   price per share - Class G                                  $ - (a)                 $ - (a)                            $ 10.79
                                                    =============           =============                          =============

Net assets - Trust Shares                           $ 124,632,347           $ 119,152,461       (243,784,808)                $ -
                                                    =============           =============                          =============
Shares outstanding - Trust Shares                       9,516,756              10,843,475        (20,360,231)                  -
                                                    =============           =============                          =============
Net asset value, offering and redemption
   price per share - Trust Shares                         $ 13.10                 $ 10.99                                    $ -
                                                    =============           =============                          =============
Net assets - Class Z                                          $ -                     $ -        243,784,808 {a}   $ 243,784,808
                                                    =============           =============                          =============
Shares outstanding - Class Z                                    -                       -         22,183,998 {a}      22,183,998
                                                    =============           =============                          =============
Net asset value, offering and redemption
   price per share - Class Z                                  $ -                     $ -                                $ 10.99
                                                    =============           =============                          =============



(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


{a} New class shares of the surviving fund transferred at NAV of surviving fund.

                  Pro Forma Combining Statements of Operations
                For the Year Ended December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                        Galaxy Equity       Galaxy Strategic
                                                            Income               Equity              Pro Forma         Pro Forma
                                                             Fund                 Fund              Adjustments         Combined
                                                        --------------      ---------------         -----------       --------------
Investment Income
Dividends                                                 $ 5,650,783          $ 1,269,971                              $ 6,920,754
Interest                                                      460,666              397,431                                  858,097
                                                        -------------          -----------           -----------     -------------
   Total Investment Income                                  6,111,449            1,667,402                  -             7,778,851

Expenses
Investment advisory fee                                     2,095,461              907,485                                3,002,946
Administration fee                                            182,865               79,199             (3,408) {a}          258,656
Distribution and service fees                                 531,370               45,312             (3,185) {a}          573,497
Fund accounting fee                                            59,475               47,492            (53,519) {b}           53,448
Transfer agent fee                                            376,429               42,009             88,239  {b}          506,677
Directors'/Trustees' fee                                        3,948                1,906              7,896  {c}           13,750
Custody fee                                                    10,475               14,253                  -                24,728
Amortization of organization expense                                -                3,400                                    3,400
Other expenses                                                117,691               83,880            (51,044) {d}          150,527
                                                        -------------          -----------             -----------    -------------
   Total Expenses                                           3,377,714            1,224,936            (15,021)            4,587,629
Fees and expenses waived or borne by Advisor                                                                                      -
 and Administrator                                            (18,077)            (252,778)            249,720 {a}          (21,135)
                                                        -------------          -----------            -----------     -------------
   Net Expenses                                             3,359,637              972,158             234,699            4,566,494
                                                        -------------          -----------            -----------     -------------
   Net Investment Income                                    2,751,812              695,244            (234,699)           3,212,357
                                                        -------------          -----------            -----------     -------------

Net Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on investments                           14,102,999            2,621,571                               16,724,570
Net change in unrealized appreciation/depreciation
   on investments                                         (40,785,391)           6,321,343                              (34,464,048)
                                                        -------------          -----------            -----------     -------------
   Net Gain (Loss)                                        (26,682,392)           8,942,914                 -            (17,739,478)
                                                        -------------          -----------            -----------     -------------
Increase (Decrease) in Net Assets from Operations       $ (23,930,580)         $ 9,638,158            (234,699)       $ (14,527,121)
                                                        ==============         ===========            ===========     =============



{a} Based on the contract in effect for the surviving fund.
{b} Based on the Galaxy fee structure.
{c} Based on the new Liberty funds structure assuming all mergers occur {d} Due to economies of scale achieved by merging the funds.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
December 31, 2001 (Unaudited)

 GALAXY ASSET      STEIN ROE                                                         GALAXY ASSET      STEIN ROE
  ALLOCATION        BALANCED                                                          ALLOCATION       BALANCED
     FUND          PORTFOLIO            PRO FORMA                                       FUND           PORTFOLIO        PRO FORMA
SHARES OR PAR     SHARES OR PAR         COMBINED                                        VALUE            VALUE          COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                                     COMMON STOCKS - 61.4%
                                                     CONSTRUCTION - 0.1%
                                                     HEAVY CONSTRUCTION -
                                                     NON-BUILDING CONSTRUCTION
                                                     - 0.1%
          -           39,100               39,100    Calpine Corp.                   $          -     $    656,489    $    656,489
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     FINANCE, INSURANCE & REAL
                                                     ESTATE - 11.8%
                                                     DEPOSITORY INSTITUTIONS
                                                     - 3.2%
          -           67,896               67,896    Bank of America Corp.                      -        4,274,053       4,274,053
    200,000                -              200,000    Bank of New York Co., Inc.         8,160,000                -       8,160,000
          -           17,000               17,000    DBS Bank Ltd.                              -          127,051         127,051
          -           21,000               21,000    Forenings Sparbanken AB                    -          261,267         261,267
          -           68,700               68,700    Lloyds TSB Group PLC                       -          746,902         746,902
          -           14,000               14,000    Sumitomo Bank                              -           59,002          59,002
          -            5,000                5,000    Total Finael/F SA                          -          714,582         714,582
          -           12,900               12,900    UBS AG, Registered Shares                  -          651,570         651,570
          -               19                   19    UFJ Holdings, Inc.                         -           41,696          41,696
          -           50,000               50,000    UniCredito Italiano SpA                    -          200,921         200,921
          -           49,200               49,200    U.S. Bancorp                               -        1,029,756       1,029,756
     70,000                -               70,000    Washington Mutual, Inc.            2,289,000                -       2,289,000
    145,000           34,900              179,900    Wells Fargo & Co.                  6,300,250        1,516,405       7,816,655
                                                                                     ----------------------------------------------
                                                                                       16,749,250        9,623,205      26,372,455
                                                                                     ----------------------------------------------
                                                     HOLDINGS & OTHER
                                                     INVESTMENT OFFICES - 0.1%

          -           21,250               21,250    Fortis                                     -          551,919         551,919
                                                                                     ----------------------------------------------
                                                     HOLDING COMPANIES - 0.2%

          -               15                   15    Berkshire Hathaway, Inc.,
                                                     Class A                                    -        1,134,000       1,134,000
          -            8,000                8,000    Cie Financiere Richemont
                                                     AG, Class A                                -          148,755         148,755
                                                                                     ----------------------------------------------
                                                                                                -        1,282,755       1,282,755
                                                                                     ----------------------------------------------
                                                     INSURANCE AGENTS &
                                                     BROKERS - 0.1%

          -            1,990                1,990    AMB General Holdings AG                    -          209,030         209,030
          -            9,100                9,100    Marsh & McLennan Companies,
                                                     Inc.                                       -          977,795         977,795
                                                                                     ----------------------------------------------
                                                                                                -        1,186,825       1,186,825
                                                                                     ----------------------------------------------
                                                     INSURANCE CARRIERS - 6.0%
          -           43,900               43,900    Aetna Life and Casualty Co.                -        1,448,261       1,448,261
          -           24,800               24,800    Aleanza Assicurazioni                      -          272,896         272,896
          -            9,600                9,600    Ambac Financial Group, Inc.                -          555,456         555,456
    180,000           33,700              213,700    American International
                                                     Group, Inc.                       14,292,000        2,675,780      16,967,780
    325,000          227,000              552,000    Citigroup, Inc.                   16,406,000       11,458,960      27,864,960
          -           16,900               16,900    HCA - The Healthcare Corp.                 -          651,326         651,326
          -           30,000               30,000    San Paolo - IMI SpA                        -          322,097         322,097
          -           53,650               53,650    Skandia Forsakrings AB                     -          390,215         390,215
          -            1,921                1,921    Swiss Re Registered Shares                 -          193,312         193,312
                                                                                     ----------------------------------------------
                                                                                       30,698,000       17,968,303      48,666,303
                                                                                     ----------------------------------------------
                                                     NON-DEPOSITORY CREDIT
                                                     INSTITUTIONS - 0.7%
     50,000           12,000               62,000    Fannie Mae                         3,975,000          954,000       4,929,000
          -           12,500               12,500    Freddie Mac                                -          817,500         817,500
          -            2,000                2,000    Promise Co., Ltd.                          -          107,677         107,677
                                                                                     ----------------------------------------------
                                                                                        3,975,000        1,879,177       5,854,177
                                                                                     ----------------------------------------------
                                                     REAL ESTATE - 0.1%
          -           18,000               18,000    Radian Group, Inc.                         -          773,100         773,100
                                                                                     ----------------------------------------------
                                                     SECURITY BROKERS &
                                                     DEALERS - 1.4%
          -            6,600                6,600    Lehman Brothers Holdings,
                                                     Inc.                                       -          440,880         440,880
    100,000                -              100,000    Merrill Lynch & Co., Inc.          5,212,000                -       5,212,000
    160,000                -              160,000    Morgan (J.P.) Chase & Co.          5,816,000                -       5,816,000
          -           18,000               18,000    Nomura Securities Co. Ltd.                 -          229,630         229,630
                                                                                     ----------------------------------------------
                                                                                       11,028,000          670,510      11,698,510
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     MANUFACTURING - 30.1%
                                                     CHEMICALS & ALLIED
                                                     PRODUCTS - 10.7%
          -           17,000               17,000    American Home Products Corp.               -        1,043,120       1,043,120
    100,000            9,100              109,100    Amgen, Inc.                        5,644,000          513,604       6,157,604
          -            8,070                8,070    Aventis SA                                 -          573,432         573,432
    130,000           23,900              153,900    Bristol-Myers Squibb Co.           6,630,000        1,218,900       7,848,900
    125,000                -              125,000    Cardinal Health, Inc.              8,082,500                -       8,082,500
    100,000                -              100,000    Dow Chemical Co.                   3,378,000                -       3,378,000
          -           23,343               23,343    E.I. DuPont De Nemours & Co.               -          992,311         992,311
    200,000                -              200,000    Elan Corp. PLC, ADR                9,012,000                -       9,012,000
          -           20,000               20,000    Eli Lilly & Co.                            -        1,570,800       1,570,800
    120,000                -              120,000    Forest Laboratories, Inc.          9,834,000                -       9,834,000
    190,000                -              190,000    Genzyme Corp.                     11,373,400                -      11,373,400
          -           17,800               17,800    GlaxoSmithKline PLC                        -          446,487         446,487
    110,000           28,500              138,500    Merck & Co., Inc.                  6,468,000        1,675,800       8,143,800
    240,000           49,800              289,800    Pfizer, Inc.                       9,564,000        1,984,530      11,548,530
          -           31,500               31,500    Pharmacia Corp.                            -        1,343,475       1,343,475
     50,000           14,300               64,300    Proctor & Gamble Co.               3,956,500        1,131,559       5,088,059
          -            3,040                3,040    Roche Holding AG                           -          217,130         217,130
          -            5,000                5,000    Shin-Etsu Chemical Co., Ltd.               -          178,829         178,829
          -            2,500                2,500    Teva Pharmaceuticals
                                                     Industries Ltd. ADR                        -          154,075         154,075

                                                                                     ----------------------------------------------
                                                                                       73,942,400       13,044,052      86,986,452
                                                                                     ----------------------------------------------
                                                     COMMUNICATIONS
                                                     EQUIPMENT - 0.2%
    125,000                -              125,000    JDS Uniphase Corp.                 1,085,000                -       1,085,000
          -            8,000                8,000    Nokia Oyj ADR                              -          196,240         196,240
          -           18,700               18,700    Philips Electronics                        -          556,168         556,168
                                                                                     ----------------------------------------------
                                                                                        1,085,000          752,408       1,837,408
                                                                                     ----------------------------------------------
                                                     ELECTRICAL MACHINERY,
                                                     COMPONENTS & SUPPLIES - 0.0%
          -           13,000               13,000    Ushio, Inc.                                -          146,199         146,199
                                                                                     ----------------------------------------------
                                                     ELECTRICAL INDUSTRIAL
                                                     EQUIPMENT - 2.9%
          -           33,400               33,400    Emerson Electric Co.                       -        1,907,140       1,907,140
    275,000          267,800              542,800    General Electric Co.              11,022,000       10,733,424      21,755,424
                                                                                     ----------------------------------------------
                                                                                       11,022,000       12,640,564      23,662,564
                                                                                     ----------------------------------------------
                                                     ELECTRONIC & ELECTRICAL
                                                     EQUIPMENT - 0.7%
          -           29,000               29,000    ARM Holdings PLC                           -          151,626         151,626
    200,000                -              200,000    Flextronics International,
                                                     Ltd.                               4,798,000                -       4,798,000
          -            4,800                4,800    Siemens AG                                 -          317,980         317,980
                                                                                     ----------------------------------------------
                                                                                        4,798,000          469,606       5,267,606
                                                                                     ----------------------------------------------
                                                     ELECTRONIC COMPONENTS
                                                     - 3.3%
    120,000                -              120,000    Analog Devices, Inc.               5,326,800                -       5,326,800
    328,000          116,000              444,000    Intel Corp.                       10,315,600        3,648,200      13,963,800
    228,000           33,100              261,100    Texas Instruments, Inc.            6,384,000          926,800       7,310,800
                                                                                     ----------------------------------------------
                                                                                       22,026,400        4,575,000      26,601,400
                                                                                     ----------------------------------------------
                                                     FABRICATED METAL - 0.1%
          -            8,500                8,500    CNP Assurances                             -          270,374         270,374
          -           22,000               22,000    Kaneka Corp.                               -          133,480         133,480
                                                                                     ----------------------------------------------
                                                                                                -          403,854         403,854
                                                                                     ----------------------------------------------
                                                     FOOD & KINDRED PRODUCTS
                                                     - 2.1%
          -           40,800               40,800    Cadbury Schweppes PLC                      -          261,051         261,051
          -          104,000              104,000    Chubb PLC                                  -          260,040         260,040
          -            7,800                7,800    General Mills, Inc.                        -          405,678         405,678
    190,000                -              190,000    Kraft Foods, Inc., Class A         6,465,700                -       6,465,700
          -            2,400                2,400    Nestle SA                                  -          512,085         512,085
    150,000           17,800              167,800    PepsiCo, Inc.                      7,303,500          866,682       8,170,182
          -           14,900               14,900    Philip Morris Companies, Inc.              -          683,165         683,165
                                                                                     ----------------------------------------------
                                                                                       13,769,200        2,988,701      16,757,901
                                                                                     ----------------------------------------------
                                                     MACHINERY & COMPUTER
                                                     EQUIPMENT - 2.4%
    120,000            3,400              123,400    Applied Materials, Inc.            4,812,000          136,340       4,948,340
          -            9,000                9,000    Canon, Inc.                                -          308,224         308,224
    413,000          106,200              519,200    Cisco Systems, Inc.                7,479,430        1,923,282       9,402,712
    120,000           52,900              172,900    Dell Computer Corp.                3,261,600        1,437,822       4,699,422
          -          105,000              105,000    Invensys PLC                               -          182,755         182,755
                                                                                     ----------------------------------------------
                                                                                       15,553,030        3,988,423      19,541,453
                                                                                     ----------------------------------------------
                                                     MEASURING & ANALYZING
                                                     INSTRUMENTS - 0.9%
          -            6,200                6,200    Essilor International SA                   -          187,547         187,547
          -            3,000                3,000    Hoya Corp.                                 -          178,373         178,373
    120,000            9,800              129,800    Medtronic, Inc.                    6,145,200          501,858       6,647,058
          -           18,800               18,800    Raytheon Co.                               -          610,436         610,436
                                                                                     ----------------------------------------------
                                                                                        6,145,200        1,478,214       7,623,414
                                                                                     ----------------------------------------------

                                                     MISCELLANEOUS MANUFACTURING
                                                     - 3.2%
     70,000                -               70,000    Minnesota Mining &
                                                     Manufacturing Co.                  8,274,700                -       8,274,700
    270,000           26,296              296,296    Tyco International Ltd.           15,903,000        1,548,834      17,451,834
                                                                                     ----------------------------------------------
                                                                                       24,177,700        1,548,834      25,726,534
                                                                                     ----------------------------------------------
                                                     PAPER PRODUCTS - 0.2%
          -           17,000               17,000    Bowater, Inc.                              -          810,900         810,900
          -           15,400               15,400    Kimberly Clark Corp.                       -          920,920         920,920
                                                                                     ----------------------------------------------
                                                                                                -        1,731,820       1,731,820
                                                                                     ----------------------------------------------
                                                     PETROLEUM REFINING - 1.7%
          -            8,600                8,600    Amerada Hess Corp.                         -          537,500         537,500
          -           71,306               71,306    BP PLC ADR                                 -        3,316,442       3,316,442
    155,840           89,128              244,968    Exxon Mobil Corp.                  6,124,512        3,502,730       9,627,242
          -           70,250               70,250    Shell Transport & Trading
                                                     Co. PLC                                    -          483,668         483,668
                                                                                     ----------------------------------------------
                                                                                        6,124,512        7,840,340      13,964,852
                                                                                     ----------------------------------------------
                                                     RUBBER & PLASTIC - 0.7%
     90,000                -               90,000    Illinois Tool Works, Inc.          6,094,800                -       6,094,800
                                                                                     ----------------------------------------------
                                                     STONE, CLAY, GLASS &
                                                     CONCRETE - 0.0%
          -            1,625                1,625    Compagnie de Saint Gobain                  -          245,415         245,415
                                                                                     ----------------------------------------------
                                                     TRANSPORTATION EQUIPMENT
                                                     - 1.0%
          -           43,400               43,400    Delphi Automotive Systems
                                                     Corp.                                      -          592,844         592,844
          -            7,600                7,600    General Dynamics Corp.                     -          605,264         605,264
          -            9,200                9,200    Honda Motor Co. Ltd.                       -          365,373         365,373
          -           19,000               19,000    Textron, Inc.                              -          787,740         787,740
     90,000                -               90,000    United Technologies Corp.          5,816,700                -       5,816,700
          -              190                  190    Volkswagen AG                              -            8,854           8,854
                                                                                     ----------------------------------------------
                                                                                        5,816,700        2,360,075       8,176,775
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                     MINING & ENERGY - 2.8%
                                                     GOLD & SILVER MINING - 0.1%
          -           48,800               48,800    Barrick Gold Corp.                         -          778,360         778,360
                                                                                     ----------------------------------------------
                                                     METAL MINING - 0.0%
          -           49,500               49,500    Compass Group PLC                          -          370,713         370,713
                                                                                     ----------------------------------------------
                                                     OIL & GAS EXTRACTION - 0.9%
     70,000                -               70,000    Kerr-McGee Corp.                   3,836,000                -       3,836,000
     80,000           17,100               97,100    Noble Drilling Corp.               2,723,200          582,084       3,305,284
          -           14,600               14,600    Transocean Sedco Forex, Inc.               -          493,772         493,772
                                                                                     ----------------------------------------------
                                                                                        6,559,200        1,075,856       7,635,056
                                                                                     ----------------------------------------------
                                                     OIL & GAS FIELD SERVICES -
                                                     1.8%
    110,000                -              110,000    Baker Hughes, Inc.                 4,011,700                -       4,011,700
    120,000           35,638              155,638    Conoco, Inc.                       3,396,000        1,008,555       4,404,555
    110,000                -              110,000    Smith International, Inc.          5,898,200                -       5,898,200
                                                                                     ----------------------------------------------
                                                                                       13,305,900        1,008,555      14,314,455
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     RETAIL TRADE - 4.7%
                                                     APPAREL & ACCESSORY STORES -
                                                     0.5%
          -            8,000                8,000    FamilyMart Co., Ltd.                       -          133,951         133,951
          -            3,150                3,150    Gucci Group NV                             -          268,175         268,175
          -           18,300               18,300    Kohl's Corp.                               -        1,289,052       1,289,052
     50,000                -               50,000    TJX Companies, Inc.                1,993,000                -       1,993,000
                                                                                     ----------------------------------------------
                                                                                        1,993,000        1,691,178       3,684,178
                                                                                     ----------------------------------------------
                                                     BUILDING, HARDWARE & GARDEN
                                                     SUPPLY - 1.7%
    230,000           47,900              277,900    Home Depot, Inc.                  11,732,300        2,443,379      14,175,679
                                                                                     ----------------------------------------------
                                                     FOOD STORES - 0.1%
          -            5,312                5,312    Numico NV                                  -          123,910         123,910
          -           22,400               22,400    Safeway, Inc.                              -          935,200         935,200
                                                                                     ----------------------------------------------
                                                                                                -        1,059,110       1,059,110
                                                                                     ----------------------------------------------
                                                     GENERAL MERCHANDISE STORES -
                                                     2.4%
    280,000                -              280,000    CVS Corp.                          8,288,000                -       8,288,000
    170,000                -              170,000    Target Corp.                       6,978,500                -       6,978,500
          -           71,800               71,800    Wal-Mart Stores, Inc.                      -        4,132,090       4,132,090
                                                                                     ----------------------------------------------
                                                                                       15,266,500        4,132,090      19,398,590
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     SERVICES - 6.7%
                                                     BUSINESS SERVICES - 0.8%
          -           56,900               56,900    BEA Systems, Inc.                          -          876,829         876,829
          -           49,900               49,900    Concord EFS, Inc.                          -        1,635,722       1,635,722
          -           14,400               14,400    Federal Express Corp.                      -          747,072         747,072
          -           45,200               45,200    Interpublic Group of
                                                     Companies, Inc.                            -        1,335,208       1,335,208
          -          374,000              374,000    Legend Holdings Ltd.                       -          190,633         190,633
          -            5,500                5,500    Secom Co., Ltd.                            -          274,812         274,812
          -           52,900               52,900    Sun Microsystems, Inc.                     -          652,786         652,786
          -           12,000               12,000    United Parcel Service,
                                                     Class B                                    -          654,000         654,000
          -           33,890               33,890    WPP Group PLC                              -          375,506         375,506
                                                                                     ----------------------------------------------
                                                                                                -        6,742,568       6,742,568
                                                                                     ----------------------------------------------
                                                     COMPUTER RELATED SERVICES -
                                                     4.5%
    150,000                -              150,000    Automatic Data Processing,
                                                     Inc.                               8,835,000                -       8,835,000
          -              400                  400    Bellsystem24, Inc.                         -          148,834         148,834
          -            2,015                2,015    Cap Gemini SA                              -          145,604         145,604
          -           10,900               10,900    EBay, Inc.                                 -          729,210         729,210
    100,000                -              100,000    Electronic Data Systems
                                                     Corp.                              6,855,000                -       6,855,000
    330,000                -              330,000    EMC Corp.                          4,435,200                -       4,435,200
     70,000                -               70,000    First Data Corp.                   5,491,500                -       5,491,500
     70,000                -               70,000    International Business
                                                     Machines Corp.                     8,467,200                -       8,467,200
          -           38,800               38,800    Siebel Systems, Inc.                       -        1,085,624       1,085,624
                                                                                     ----------------------------------------------
                                                                                       34,083,900        2,109,272      36,193,172
                                                                                     ----------------------------------------------
                                                     COMPUTER SOFTWARE - 1.4%
          -           11,000               11,000    ASM Lithography Holding NV                 -          214,720         214,720
    120,000           45,700              165,700    Microsoft Corp.                    7,950,000        3,028,539      10,978,539
          -            2,150                2,150    SAP AG                                     -          282,003         282,003
                                                                                     ----------------------------------------------
                                                                                        7,950,000        3,525,262      11,475,262
                                                                                     ----------------------------------------------
                                                     ENGINEERING, ACCOUNTING,
                                                     RESEARCH & MANAGEMENT - 0.0%
          -            6,300                6,300    Genentech, Inc.                            -          341,775         341,775
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     TRANSPORTATION,
                                                     COMMUNICATIONS, ELECTRIC,
                                                     GAS & SANITARY SERVICES -
                                                     5.2%
                                                     AIR TRANSPORTATION - 0.0%
          -           13,642               13,642    TPG NV                                     -          295,367         295,367
                                                                                     ----------------------------------------------
                                                     BROADCASTING - 0.9%
          -                -                    -    Clear Channel Communications,
                                                     Inc.                                       -                -               -
    160,000           36,000              196,000    Comcast Corp., Special
                                                     Class A                            5,760,000        1,296,000       7,056,000
                                                                                     ----------------------------------------------
                                                                                        5,760,000        1,296,000       7,056,000
                                                                                     ----------------------------------------------
                                                     COMMUNICATION SERVICES -
                                                     0.0%
          -           35,300               35,300    Telecom Italia SpA                         -          301,942         301,942
                                                                                     ----------------------------------------------
                                                     COMMUNICATIONS - 0.3%
          -           63,400               63,400    Finisar Corp.                              -          644,778         644,778

    130,001                -              130,001    Qwest Communications
                                                     International, Inc.                1,836,914                -       1,836,914
                                                                                     ----------------------------------------------
                                                                                        1,836,914          644,778       2,481,692
                                                                                     ----------------------------------------------
                                                     ELECTRIC SERVICES - 0.3%
          -           13,500               13,500    Exelon Corp.                               -          646,380         646,380
          -           56,600               56,600    National Grid Group PLC                    -          352,375         352,375
          -           36,400               36,400    PG&E Corp                                  -          700,336         700,336
          -           31,800               31,800    Reliant Resources, Inc.                    -          525,018         525,018
                                                                                     ----------------------------------------------
                                                                                                -        2,224,109       2,224,109
                                                                                     ----------------------------------------------
                                                     GAS SERVICES - 0.8%
                      68,200               68,200    Centrica PLC                               -          221,000         221,000
    220,000                -              220,000    The Williams Companies, Inc.       5,614,400                -       5,614,400
                                                                                     ----------------------------------------------
                                                                                        5,614,400          221,000       5,835,400
                                                                                     ----------------------------------------------
                                                     TELECOMMUNICATIONS - 2.9%
    200,150           68,700              268,850    AOL Time Warner, Inc.              6,424,815        2,205,270       8,630,085
          -           49,200               49,200    AT&T Corp.                                 -          892,488         892,488
          -           15,000               15,000    British Sky Broadcasting                   -          164,673         164,673
          -           41,300               41,300    Charter Communications, Inc.               -          678,559         678,559
          -           57,000               57,000    China Mobile Ltd.                          -          199,272         199,272
    150,000          106,600              256,600    MCI WorldCom, Inc. -
                                                     WorldCom Group                     2,112,000        1,500,928       3,612,928
          -            1,600                1,600    Nokia Oyj                                  -           41,086          41,086
          -               20                   20    NTT Mobile Communication
                                                     Network, Inc.                              -          233,883         233,883
    140,000           36,176              176,176    SBC Communications, Inc.,
                                                     Class A                            5,483,800        1,417,014       6,900,814
          -           27,000               27,000    Verizon Communications                     -        1,281,420       1,281,420
          -           50,000               50,000    Vodafone AirTouch PLC                      -          130,849         130,849
          -           26,500               26,500    Vodafone AirTouch PLC, ADR                 -          680,520         680,520
                                                                                     ----------------------------------------------
                                                                                       14,020,615        9,425,962      23,446,577
                                                                                     ----------------------------------------------
                                                     WATER TRANSPORTATION - 0.0%
          -           37,700               37,700    P & O Princess Cruises PLC                 -          219,714         219,714
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     WHOLESALE TRADE - 0.0%
                                                     NONDURABLE GOODS - 0.0%
          -           17,450               17,450    Shire Pharmaceuticals
                                                     Group PLC                                  -          215,057         215,057
                                                                                     ----------------------------------------------
                                                     Total Common Stocks              371,127,921      128,927,835     500,055,756
                                                                                     ----------------------------------------------
                                                     BONDS & NOTES - 36.2%
-----------------------------------------------------------------------------------------------------------------------------------
                                                     U.S. GOVERNMENT AGENCIES &
                                                     OBLIGATIONS - 14.2%
                                                     U.S. GOVERNMENT AGENCIES
                                                     - 12.5%
                                                     Federal Farm Credit Bank,
$ 1,000,000      $         -          $ 1,000,000         6.000% 01/07/08               1,042,941                -       1,042,941
                                                                                     ----------------------------------------------
                                                     Federal Home Loan Bank,
    250,000                -              250,000         5.800% 09/02/08                 257,232                -         257,232
                                                                                     ----------------------------------------------
                                                     Federal Home Loan Mortgage
                                                     Corp:
    500,000                -              500,000         5.750% 03/15/09                 509,531                -         509,531
  3,408,353                -            3,408,353         6.000% 2011 - 2028            3,412,591                -       3,412,591
  3,800,000                -            3,800,000         6.250% 07/15/04               4,038,720                -       4,038,720
    520,202       12,312,645           12,832,847         6.500% 2011 - 2031              526,224       12,374,080      12,900,304
  1,725,000                -            1,725,000         6.625% 09/15/09               1,839,205                -       1,839,205
    500,000                -              500,000         6.700% 01/09/07                 540,903                -         540,903
    150,000                -              150,000         6.750% 03/15/31                 160,003                -         160,003
  4,003,994        2,414,407            6,418,401         7.000% 2028 - 2031            4,084,149        2,462,710       6,546,859
  1,076,535                -            1,076,535         7.500% 2015 - 2030            1,116,198                -       1,116,198
    435,415                -              435,415         8.000% 09/01/15                 457,730                -         457,730
                                                                                     ----------------------------------------------
                                                                                       16,685,254       14,836,790      31,522,044
                                                                                     ----------------------------------------------
                                                     Federal National Mortgage
                                                     Association:
  2,069,847                -            2,069,847         5.500% 05/01/16               2,037,505                -       2,037,505
  4,871,646                -            4,871,646         6.000% 2009 - 2031            4,848,309                -       4,848,309
  2,414,489                -            2,414,489         6.120% 10/01/08               2,505,033                -       2,505,033
  3,450,000                -            3,450,000         6.250% 2011 - 2029            3,473,892                -       3,473,892
  1,555,000                -            1,555,000         6.375% 06/15/09               1,641,842                -       1,641,842
 11,137,983                -           11,137,983         6.500% 2011 - 2031           11,163,595                -      11,163,595
                   2,600,000            2,600,000         6.625% 09/15/09                       -        2,771,028       2,771,028
  5,957,722                -            5,957,722         7.000% 2015 - 2031            6,099,112                -       6,099,112
    500,000                -              500,000         7.125% 03/15/07                 551,177                -         551,177
  2,000,000                -            2,000,000         7.250% 2010 - 2030            2,237,841                -       2,237,841
  6,042,893                -            6,042,893         7.500% 2015 - 2031            6,266,273                -       6,266,273
  3,051,234                -            3,051,234         8.000% 2029 - 2031            3,199,393                -       3,199,393
                                                                                     ----------------------------------------------
                                                                                       44,023,972        2,771,028      46,795,000
                                                                                     ----------------------------------------------
                                                     Government National Mortgage
                                                     Association:
  2,129,193        3,648,379            5,777,572         6.000% 2013 - 2029            2,096,786        3,581,362       5,678,148
  7,847,364                -            7,847,364         6.500% 2013 - 2031            7,932,013                -       7,932,013
  5,229,842                -            5,229,842         7.000% 2013 - 2029            5,391,887                -       5,391,887
  2,973,574                -            2,973,574         7.500% 2023 - 2029            3,086,959                -       3,086,959
                     258,309              258,309         8.000% 2025 - 2026                    -          270,416         270,416
    136,652                -              136,652         8.500% 12/15/30                 144,894                -         144,894
    229,352                -              229,352         9.000% 12/15/17                 251,356                -         251,356
                                                                                     ----------------------------------------------
                                                                                       18,903,895        3,851,778      22,755,673
                                                                                     ----------------------------------------------
                                                     U.S. GOVERNMENT OBLIGATIONS
                                                     - 1.7%
                                                     U.S. Treasury Bonds:
          -        1,325,000            1,325,000         6.125% 08/15/29                       -        1,402,433       1,402,433
    265,000                -              265,000         6.250% 05/15/30                 287,142                -         287,142

    950,000                -              950,000         7.500% 11/15/16               1,123,709                -       1,123,709
  1,300,000                -            1,300,000         7.875% 02/15/21               1,617,231                -       1,617,231
  1,150,000                -            1,150,000         8.125% 08/15/19               1,452,325                -       1,452,325
  1,470,000                -            1,470,000         8.875% 08/15/17               1,951,885                -       1,951,885
    500,000                -              500,000         12.000% 08/15/13                698,691                -         698,691
                                                                                     ----------------------------------------------
                                                                                        7,130,983        1,402,433       8,533,416
                                                                                     ----------------------------------------------
                                                     U.S. Treasury Notes:
  1,500,000                -            1,500,000         4.250% 03/31/03               1,536,387                -       1,536,387
  1,050,000                -            1,050,000         5.250% 05/15/04               1,095,117                -       1,095,117
  1,325,000                -            1,325,000         5.625% 05/15/08               1,389,284                -       1,389,284
  1,000,000                -            1,000,000         6.125% 08/15/07               1,076,251                -       1,076,251
                                                                                     ----------------------------------------------
                                                                                        5,097,039                -       5,097,039
                                                                                     ----------------------------------------------
                                                     Total U.S. Government
                                                     Agencies & Obligations            93,141,316       22,862,029     116,003,345
                                                                                     ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     NON-AGENCY MORTGAGE-BACKED
                                                     & ASSET-BACKED SECURITIES
                                                     - 3.6%
                                                     NON-AGENCY MORTGAGE-BACKED
                                                     SECURITIES - 1.5%
                                                     American Mortgage Trust,
                                                          Series 1993-3,
          -          661,923              661,923         8.190% 09/27/22                       -          595,731         595,731
                                                     First Union Chase Commercial
                                                     Mortgage,
                                                          Series 1999-C2,
                                                          Class A2,
          -        1,500,000            1,500,000         6.645% 04/15/09                       -        1,556,944       1,556,944
                                                     GS Mortgage Securities
                                                     Corp.,
                                                          1998-C1 A2
          -        2,000,000            2,000,000         6.620% 10/18/30                       -        2,074,284       2,074,284
                                                     J.P. Morgan Commercial
                                                     Mortgage Finance Corp.,
                                                          Series 1999-C7,
                                                          Class A2,
          -        1,600,000            1,600,000         6.507% 10/15/35                       -        1,639,437       1,639,437
                                                     LB-UBS Commercial Mortgage
                                                     Trust,
                                                          Series 1998-C4, Class
                                                          A1B,
          -        1,000,000            1,000,000         6.210% 10/15/35                       -        1,021,563       1,021,563
                                                     LB-UBS Commercial Mortgage
                                                     Trust,
                                                          Series 2000-C5,
                                                          Class G,
          -        2,000,000            2,000,000         6.510% 11/15/10                       -        2,037,500       2,037,500
                                                     MBNA Master Credit
                                                          Card Trust,
                                                          Series 1999-M, Class A,
          -        2,100,000            2,100,000         6.600% 04/16/07                       -        2,226,197       2,226,197
                                                     MBNA Master Credit
                                                          Card Trust,
                                                          Series 2001-A, Class A1,
    900,000                -              900,000         5.750% 10/15/08                 926,185                -         926,185
                                                     Rural Housing Trust, Series
                                                     1987-1, Class D,
    338,647                -              338,647         6.330% 04/01/26                 348,766                -         348,766
                                                                                     ----------------------------------------------
                                                                                        1,274,951       11,151,656      12,426,607
                                                                                     ----------------------------------------------
                                                     ASSET-BACKED SECURITIES
                                                     - 2.1%
                                                     CARCO Auto Loan Master
                                                          Trust, Series 1999-4,
                                                          Class A,
    500,000                -              500,000         6.425% 11/15/04                 516,155                -         516,155
                                                     Chase Manhattan Auto Owner
                                                          Trust, Series 2001-A,
                                                          Class A4,
  3,310,000                -            3,310,000         5.070% 2/15/08                3,363,828                -       3,363,828
                                                     Chase Manhattan Auto Owner
                                                          Trust, Series 2001-B,
                                                          Class A4,
  1,200,000                -            1,200,000         3.800% 5/15/08                1,169,956                -       1,169,956
                                                     Chemical Master Credit
                                                          Card Trust I,
                                                          Series 1996-2,
                                                          Class A,
  1,550,000                -            1,550,000         5.975% 9/15/08                1,610,151                -       1,610,151
                                                     Citibank Credit Card
                                                          Issuance Trust,
                                                          Series 2001-A,
                                                          Class A6,
  1,125,000                -            1,125,000         5.650% 6/15/08                1,150,618                -       1,150,618
                                                     Discover Card Master
                                                          Trust I, Series 2001-6,
                                                          Class A,
  4,375,000                -            4,375,000         5.750% 12/15/08               4,490,493                -       4,490,493
                                                     Green Tree Financial Corp.,
                                                          Series 1999-5,
                                                          Class A2,
     20,837                -               20,837         6.770% 04/01/31                  21,066                -          21,066
                                                     Honda Auto Receivables
                                                          Owner Trust,
                                                          Series 2001-2,
                                                          Class A4,
  1,000,000                -            1,000,000         5.090% 10/18/06               1,022,745                -       1,022,745
                                                     Premier Auto Trust,
                                                          Series 1993-3,
                                                          Class A4,
  1,400,000                -            1,400,000         6.430% 03/08/04               1,442,951                -       1,442,951
                                                     Sears Credit Account Master
                                                          Trust, Series 1996-4,
                                                          Class A,
    208,333                -              208,333         6.450% 10/16/06                 212,087                -         212,087
                                                     Toyota Auto Receivables
                                                          Owner Trust,
                                                          Series 2001-C,
                                                          Class A4,
    500,000                -              500,000         4.720% 09/15/08                 505,718                -         505,718
                                                     Wells Fargo Auto Trust,
                                                          Series 2001-A,
                                                          Class A4,
  1,600,000                -            1,600,000         5.070% 03/15/08               1,638,753                -       1,638,753
                                                                                     ----------------------------------------------
                                                                                       17,144,521                -      17,144,521
                                                                                     ----------------------------------------------
                                                     Total Non-Agency
                                                        Mortgage-Backed &
                                                          Asset-Backed Securities      18,419,472       11,151,656      29,571,128
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                    CORPORATE FIXED-INCOME BONDS
                                                    & NOTES - 16.2%
                                                     FINANCE, INSURANCE & REAL
                                                       ESTATE - 4.6%

                                                     DEPOSITORY INSTITUTIONS
                                                     - 1.7%
                                                     Bank of America Corp.,
  1,000,000                -            1,000,000         7.800% 02/15/10               1,095,326                -       1,095,326
                                                     Bank One Corp.:
    750,000                -              750,000         7.875% 08/01/10                 827,139                -         827,139
                                                     Citicorp,
          -        1,900,000            1,900,000         8.040% 12/15/19                       -        2,039,156       2,039,156
                                                     Citicorp, Subordinated
                                                     Notes, Series F, MTN,
    300,000                -              300,000         6.375% 11/15/08                 305,089                -         305,089
                                                     Citizens Financial Services,
  1,400,000                -            1,400,000         6.500% 08/01/04               1,478,079                -       1,478,079
                                                     Coastal Corp.,
  2,000,000                -            2,000,000         7.500% 08/15/06               2,026,424                -       2,026,424
                                                     Den Danske Bank,
                   1,250,000            1,250,000         6.550% 09/15/03                       -        1,304,687       1,304,687
                                                     First USA Bank,
                                                     Subordinated Notes,
    265,000                -              265,000         7.650% 08/01/03                 282,304                -         282,304
                                                     Morgan Stanley Dean Witter,
  1,000,000        1,100,000            2,100,000         6.100% 04/15/06               1,031,481        1,134,474       2,165,955
                                                     NBD Bancorp,
    500,000                -              500,000         7.125% 05/15/07                 522,776                -         522,776
                                                     National City Bank of
                                                     Cleveland, Subordinated
                                                          Bank Note,
    400,000                -              400,000         7.100% 09/25/12                 405,386                -         405,386
                                                     SunTrust Bank, Atlanta,
                                                     Subordinated Note, MTN,
  1,000,000                -            1,000,000         7.250% 09/15/06               1,081,497                -       1,081,497
                                                     SunTrust Bank of Central
                                                     Florida, Subordinated Note,
    300,000                -              300,000         6.900% 07/01/07                 320,345                -         320,345
                                                     U.S. Bank NA,
    230,000                -              230,000         6.375% 08/01/11                 232,418                -         232,418
                                                                                     ----------------------------------------------
                                                                                        9,608,264        4,478,317      14,086,581
                                                                                     ----------------------------------------------
                                                     FINANCIAL SERVICES - 0.5%
                                                     AIG SunAmerica Global
                                                     Financing, Senior Note,
  2,500,000                -            2,500,000         5.200% 05/10/04               2,576,125                -       2,576,125
                                                     Nisource Finance Corp.,
          -        1,600,000            1,600,000         5.750% 04/15/03                       -        1,634,704       1,634,704
                                                                                     ----------------------------------------------
                                                                                        2,576,125        1,634,704       4,210,829
                                                                                     ----------------------------------------------
                                                     INSURANCE CARRIERS - 0.2%
                                                     Florida Windstorm
                                                     Underwriting Assoc.:
          -        1,900,000            1,900,000         7.125% 02/25/19                       -        1,941,211       1,941,211
                                                                                     ----------------------------------------------
                                                     NON-DEPOSITORY CREDIT
                                                     INSTITUTIONS - 2.0%
                                                     Countrywide Home Loans, Inc.,
          -        1,350,000            1,350,000         6.850% 06/15/04                       -        1,423,400       1,423,400
                                                     First Union Corp.,
    315,000                -              315,000         7.500% 07/15/06                 339,148                -         339,148
                                                     Ford Motor Credit Co.:
  2,195,000                -            2,195,000         5.750% 02/23/04               2,231,990                -       2,231,990
          -        1,600,000            1,600,000         6.875% 02/01/06                       -        1,597,920       1,597,920
  1,000,000                -            1,000,000         7.250% 10/25/11                 974,803                -         974,803
                                                     General Electric Capital
                                                     Corp.,
  1,000,000                -            1,000,000         7.500% 06/05/03               1,058,116                -       1,058,116
                                                     General Electric Capital
                                                     Corp., Series A, MTN:
    800,000                -              800,000         5.375% 01/15/03                 821,262                -         821,262
    135,000                -              135,000         6.810% 11/03/03                 143,214                -         143,214
                                                     General Motors Acceptance
                                                     Corp.,
    200,000                -              200,000         6.625% 10/01/02                 205,016                -         205,016
  1,000,000                -            1,000,000         7.000% 09/15/02               1,026,375                -       1,026,375
    750,000                -              750,000         7.250% 03/02/11                 754,324                -         754,324
    550,000                -              550,000         8.000% 11/01/31                 561,386                -         561,386
                                                     Household Finance Corp.:
          -        1,600,000            1,600,000         6.500% 01/24/06                       -        1,643,952       1,643,952
                                                     International Bank of
                                                     Reconstruction & Development,
  1,000,000                -            1,000,000         7.000% 01/27/05               1,083,958                -       1,083,958
                                                     National Rural Utilities
                                                     Cooperative Finance Corp.:
  1,000,000                -            1,000,000         6.375% 10/15/04               1,044,860                -       1,044,860
  1,515,000                -            1,515,000         7.375% 02/10/03               1,582,722                -       1,582,722
                                                                                     ----------------------------------------------
                                                                                       11,827,174        4,665,272      16,492,446
                                                                                     ----------------------------------------------
                                                     SECURITY BROKERS & DEALERS
                                                     - 0.2%
                                                     Morgan (J.P.) Chase & Co.:
    300,000                -              300,000         5.625% 08/15/06                 305,019                -         305,019
  1,450,000                -            1,450,000         6.750% 02/01/11               1,486,836                -       1,486,836
                                                                                     ----------------------------------------------
                                                                                        1,791,855                -       1,791,855
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     MANUFACTURING - 4.0%
                                                     AEROSPACE & DEFENSE - 0.1%
                                                     BAE Systems Holdings, Inc.
    675,000                -              675,000         6.400% 12/15/11                 669,217                -         669,217
                                                                                     ----------------------------------------------
                                                     ELECTRIC INDUSTRIAL
                                                     EQUIPMENT - 0.4%
                                                     Emerson Electric Co.,
  3,000,000                -            3,000,000         5.850% 03/15/09               2,993,616                -       2,993,616
                                                                                     ----------------------------------------------
                                                     FABRICATED METAL - 0.1%
                                                     Ampco Co.
    500,000                -              500,000         6.250% 10/15/04                 528,312                -         528,312
                                                                                     ----------------------------------------------

                                                     FOOD & KINDRED PRODUCTS
                                                     - 1.5%
                                                     Coca Cola Co.,
  1,000,000                -            1,000,000         5.750% 03/15/11                 990,551                -         990,551
                                                     Coca Cola Enterprises,
    555,000                -              555,000         6.950% 11/15/26                 577,907                -         577,907
                                                     ConAgra Foods, Inc.,
    625,000                -              625,000         6.750% 09/15/11                 639,661                -         639,661
                                                     Heinz (H.J.) Co.,
    750,000                -              750,000         6.875% 01/15/03                 779,296                -         779,296
                                                     Hersey Foods Corp.,
  1,000,000                -            1,000,000         7.200% 08/15/27               1,072,780                -       1,072,780
                                                     Kellogg Co., Series B:
    200,000                -              200,000         6.600% 04/01/11                 205,904                -         205,904
    275,000                -              275,000         7.450% 04/01/31                 296,112                -         296,112
                                                     Pepsi Bottling Group, Inc.,
                                                     Senior Note, Series B,
    545,000                -              545,000         7.000% 03/01/29                 576,038                -         576,038
                                                     Pepsi Bottling Holdings,
                                                     Inc.,
    160,000                -              160,000         5.625% 02/17/09                 159,148                -         159,148
                                                     PepsiCo, Inc., MTN,
  1,620,000                -            1,620,000         5.750% 01/15/08               1,677,226                -       1,677,226
                                                     Sysco Corp.:
  1,000,000                -            1,000,000         6.500% 08/01/28                 998,674                -         998,674
  1,000,000                -            1,000,000         7.000% 04/15/07               1,085,384                -       1,085,384
                                                     Unilever Capital Corp.,
  3,250,000                -            3,250,000         6.750% 11/01/03               3,433,479                -       3,433,479
                                                                                     ----------------------------------------------
                                                                                       12,492,160                -      12,492,160
                                                                                     ----------------------------------------------
                                                     LUMBER & WOOD PRODUCTS
                                                     - 0.2%
                                                     Georgia Pacific Corp.,
          -          500,000              500,000         8.125% 05/15/11                       -          490,050         490,050
                                                     Weyerhaeuser Co.,
  1,000,000                -            1,000,000         6.000% 08/01/06               1,004,509                -       1,004,509
                                                                                     ----------------------------------------------
                                                                                        1,004,509          490,050       1,494,559
                                                                                     ----------------------------------------------
                                                     MISCELLANEOUS MANUFACTURING
                                                     - 0.9%
                                                     Colgate-Palmolive Co.,
                                                     Series C, MTN,
  2,300,000                -            2,300,000         5.270% 12/1/03                2,366,578                -       2,366,578
                                                     Minnesota Mining &
                                                     Manufacturing Co.,
                                                     Debenture,
  2,000,000                -            2,000,000         6.375% 02/15/28               1,990,454                -       1,990,454
                                                     Tyco International Group
                                                     SA, Yankee:
  1,000,000                -            1,000,000         4.950% 08/01/03               1,012,998                -       1,012,998
  2,000,000                -            2,000,000         6.125% 01/15/09               1,965,568                -       1,965,568
    200,000                -              200,000         6.875% 01/15/29                 192,440                -         192,440
                                                                                     ----------------------------------------------
                                                                                        7,528,038                -       7,528,038
                                                                                     ----------------------------------------------
                                                     PAPER PRODUCTS - 0.2%
                                                     International Paper Co.,
  1,000,000                -            1,000,000         8.125% 07/08/05               1,081,867                -       1,081,867
                                                     Mead Corp.,
    500,000                -              500,000         6.840% 03/01/37                 511,722                -         511,722
                                                                                     ----------------------------------------------
                                                                                        1,593,589                -       1,593,589
                                                                                     ----------------------------------------------
                                                     PRIMARY METAL - 0.2%
                                                     Alcoa, Inc.:
  1,000,000                -            1,000,000         6.000% 01/15/12                 994,598                -         994,598
    500,000                -              500,000         7.375% 08/01/10                 545,310                -         545,310
                                                                                     ----------------------------------------------
                                                                                        1,539,908                -       1,539,908
                                                                                     ----------------------------------------------
                                                     PRINTING & PUBLISHING
                                                     - 0.2%
                                                     Viacom, Inc.,
          -        1,500,000            1,500,000         7.875% 07/30/30                       -        1,644,045       1,644,045
                                                                                     ----------------------------------------------
                                                     RUBBER & PLASTIC - 0.1%
                                                     Illinois Tool Works, Inc.,
    750,000                -              750,000         5.750% 03/01/09                 751,761                -         751,761
                                                                                     ----------------------------------------------
                                                     TRANSPORTATION EQUIPMENT
                                                     - 0.1%
                                                     United Technologies Corp.,
  1,000,000                -            1,000,000         6.500% 06/01/09               1,040,107                -       1,040,107
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     MINING & ENERGY - 0.7%
                                                     OIL & GAS EXTRACTION - 0.2%
                                                     Kerr-McGee Corp.,
    225,000                -              225,000         7.875% 09/15/31                 237,805                -         237,805
                                                     Phillips Petroleum Co.,
    175,000                -              175,000         8.500% 05/25/05                 193,672                -         193,672
                                                     Texaco, Inc.,
  1,000,000                -            1,000,000         8.500% 02/15/03               1,065,521                -       1,065,521
                                                                                     ----------------------------------------------
                                                                                        1,496,998                -       1,496,998
                                                                                     ----------------------------------------------
                                                     OIL & GAS FIELD SERVICES
                                                     - 0.5%
                                                     BP Amoco PLC,
    350,000                -              350,000         5.900% 04/15/09                 353,025                -         353,025
                                                     Baker Hughes, Inc.,
  1,450,000                -            1,450,000         6.875% 01/15/29               1,464,412                -       1,464,412
                                                     Conoco, Inc.,
  1,400,000                -            1,400,000         6.950% 04/15/29               1,427,996                -       1,427,996
                                                     Devon Financing Corp.,
          -          750,000              750,000         6.875% 09/30/11                       -          733,860         733,860
                                                                                     ----------------------------------------------
                                                                                        3,245,433          733,860       3,979,293
                                                                                     ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     RETAIL TRADE - 0.8%
                                                     FOOD STORES - 0.5%
                                                     McDonald's Corp.,
    500,000                -              500,000         8.875% 04/01/11                 603,320                -         603,320
                                                     McDonald's Corp., Series
                                                     B, MTN,
  1,740,000                -            1,740,000         5.950% 01/15/08               1,790,994                -       1,790,994
    500,000                -              500,000         6.500% 08/01/07                 529,277                -         529,277
                                                     Safeway, Inc.,
          -        1,000,000            1,000,000         3.625% 11/05/03                       -          990,590         990,590
                                                                                     ----------------------------------------------
                                                                                        2,923,591          990,590       3,914,181
                                                                                     ----------------------------------------------
                                                     GENERAL MERCHANDISE
                                                     STORES - 0.3%
                                                     Target Corp.,
  1,000,000                -            1,000,000         5.950% 05/15/06               1,032,607                -       1,032,607
                                                     Wal-Mart Stores, Inc.,
  1,000,000                -            1,000,000         7.550% 02/15/30               1,151,405                -       1,151,405
                                                                                     ----------------------------------------------
                                                                                        2,184,012                -       2,184,012
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     SERVICES - 1.7%
                                                     AMUSEMENT & RECREATION
                                                     - 0.4%
                                                     Disney (Walt) Co.,
  2,000,000                -            2,000,000         7.300% 02/08/05               2,102,316                -       2,102,316
                                                     Disney (Walt) Co., MTN,
  1,000,000                -            1,000,000         5.800% 10/27/08                 979,105                -         979,105
                                                                                     ----------------------------------------------
                                                                                        3,081,421                -       3,081,421
                                                                                     ----------------------------------------------
                                                     BUSINESS SERVICES - 0.4%
          -        1,318,428            1,318,428         7.530% 09/23/06                       -        1,380,209       1,380,209
                                                     Pitney Bowes Credit Corp.,
  1,590,000                -            1,590,000         6.625% 06/01/02               1,618,170                -       1,618,170
                                                                                     ----------------------------------------------
                                                                                        1,618,170        1,380,209       2,998,379
                                                                                     ----------------------------------------------
                                                     COMPUTER RELATED SERVICES
                                                     - 0.5%
                                                     International Business
                                                     Machines Corp., Debenture:
  2,000,000                -            2,000,000         6.220% 08/01/27               2,092,976                -       2,092,976
  2,000,000                -            2,000,000         7.500% 06/15/13               2,236,148                -       2,236,148
                                                                                     ----------------------------------------------
                                                                                        4,329,124                -       4,329,124
                                                                                     ----------------------------------------------
                                                     DIVERSIFIED SERVICES - 0.0%
                                                     Cendant Corp,
    220,000                -              220,000         6.875% 08/15/06                 212,712                -         212,712
                                                                                     ----------------------------------------------
                                                     HEALTH SERVICES - 0.4%
                                                     Becton Dickinson & Co.,
  1,200,000                -            1,200,000         7.150% 10/01/09               1,271,591                -       1,271,591
                                                     Becton Dickinson & Co.,
                                                     Debenture:
    525,000                -              525,000         6.700% 08/01/28                 503,313                -         503,313
    675,000                -              675,000         7.000% 08/01/27                 672,739                -         672,739
                                                     Tenet Healthcare Corp.:
          -          785,000              785,000         5.375% 11/15/06                       -          768,358         768,358
                                                                                     ----------------------------------------------
                                                                                        2,447,643          768,358       3,216,001
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     TRANSPORTATION,
                                                     COMMUNICATIONS, ELECTRIC,
                                                     GAS & SANITARY SERVICES
                                                     - 4.4%
                                                     AIR TRANSPORTATION - 0.4%
                                                     Boeing Capital Corp.,
                                                     Senior Notes,
  1,000,000                -            1,000,000         5.750% 02/15/07                 998,142                -         998,142
                                                     Southwest Airlines Co.,
  1,000,000                -            1,000,000         8.750% 10/15/03               1,059,997                -       1,059,997
                                                     United Airlines, Inc.,
          -        1,083,313            1,083,313         9.200% 03/22/08                       -          958,591         958,591
                                                                                     ----------------------------------------------
                                                                                        2,058,139          958,591       3,016,730
                                                                                     ----------------------------------------------
                                                     CABLE - 0.5%
                                                     Cox Communications, Inc.,
  1,500,000                -            1,500,000         7.750% 11/01/10               1,604,309                -       1,604,309
                                                     TCI Communications, Inc.:
  2,000,000                -            2,000,000         7.250% 08/01/05               2,080,784                -       2,080,784
                                                -         8.650% 09/15/04                       -                -               -
    200,000                -              200,000         9.800% 02/01/12                 240,796                -         240,796
                                                                                     ----------------------------------------------
                                                                                        3,925,889                -       3,925,889
                                                                                     ----------------------------------------------
                                                     COMMUNICATIONS - 0.3%
                                                     Qwest Corp.,
  2,000,000                -            2,000,000         7.625% 06/09/03               2,045,680                -       2,045,680
                                                     Time Warner Telecom LLC:
    750,000                -              750,000         6.950% 01/15/28                 735,713                -         735,713
                                                                                     ----------------------------------------------
                                                                                        2,781,393                -       2,781,393
                                                                                     ----------------------------------------------
                                                     ELECTRIC, GAS & SANITARY
                                                     SERVICES - 0.2%
                                                     Public Service Electric &
                                                     Gas, Series A, MTN,
  1,500,000                -            1,500,000         7.190% 09/06/02               1,544,955                -       1,544,955
                                                                                     ----------------------------------------------
                                                     ELECTRIC SERVICES - 1.1%
                                                     First Energy Corp.,
    600,000        1,250,000            1,850,000         5.500% 11/15/06                 590,968        1,229,538       1,820,506
                                                     Indiana Michigan Power Co.,
  1,050,000                -            1,050,000         6.125% 12/15/06               1,046,301                -       1,046,301
                                                     Israel Electric Corp.,
                                                     Ltd.,

          -        2,300,000            2,300,000         7.750% 03/01/09                       -        2,391,057       2,391,057
                                                     Potomac Electric Power Co.,
  2,000,000                -            2,000,000         6.250% 10/15/07               2,076,474                -       2,076,474
  1,800,000                -            1,800,000         6.500% 09/15/05               1,870,114                        1,870,114
                                                                                     ----------------------------------------------
                                                                                        5,583,857        3,620,595       9,204,452
                                                                                     ----------------------------------------------
                                                     RAILROADS - 0.3%
                                                     Burlington Northern
                                                     Railroad Co., Series H
    250,000                -              250,000         9.250% 10/01/06                 286,295                -         286,295
                                                     Burlington Northern
                                                     Santa Fe Corp.,
    600,000                -              600,000         7.000% 12/15/25                 600,712                -         600,712
                                                     Burlington Northern
                                                     Santa Fe Corp., Debenture,
    200,000                -              200,000         6.875% 02/15/16                 205,941                -         205,941
                                                     Norfolk Southern Corp.,
    500,000                -              500,000         7.250% 02/15/31                 512,297                -         512,297
                                                     Norfolk Southern Railway
                                                     Co., Series I,
  1,000,000                -            1,000,000         5.950% 04/01/08                 997,567                -         997,567
                                                                                     ----------------------------------------------
                                                                                        2,602,812                -       2,602,812
                                                                                     ----------------------------------------------
                                                     TELECOMMUNICATIONS - 1.6%
                                                     AOL Time Warner, Inc.,
  1,000,000        1,000,000            2,000,000         6.750% 04/15/11               1,026,506        1,021,690       2,048,196
                                                     AOL Time Warner, Inc.,
                                                     Debenture


    750,000                -              750,000         7.625% 04/15/31                 795,730                -         795,730
                                                     AT&T Corp.:
    200,000                -              200,000         7.000% 05/15/05                 208,363                -         208,363
    300,000                -              300,000         8.000% 11/15/31                 315,070                -         315,070
                                                     Cable & Wireless Optus
                                                     Ltd.,
          -          900,000              900,000         8.000% 06/22/10                       -          948,861         948,861
                                                     Dominion Resources, Inc.,
                                                     Series B
  1,350,000                -            1,350,000         7.625% 07/15/05               1,440,435                -       1,440,435
                                                     GTE Corp.,
  1,250,000                -            1,250,000         6.460% 04/15/08               1,281,911                -       1,281,911
                                                     GTE Corp., Series H,
  1,000,000                -            1,000,000         5.650% 11/15/08                 982,516                -         982,516
                                                     Sprint Corp.,
  2,000,000                -            2,000,000         9.500% 04/01/03               2,140,698                -       2,140,698
                                                     Verizon Communications, Inc.
          -        1,250,000            1,250,000         5.375% 12/15/06                       -        1,242,750       1,242,750
                                                     WorldCom, Inc.:
    375,000          900,000            1,275,000         8.250% 05/15/31                 397,529          948,879       1,346,408
                                                                                     ----------------------------------------------
                                                                                        8,588,758        4,162,180      12,750,938
                                                                                     ----------------------------------------------
                                                     Total Corporate Fixed-
                                                     Income Bonds & Notes             104,569,542       27,467,982     132,037,524
                                                                                     ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     FOREIGN BONDS - 2.0%
                                                     Deutsche Ausgleichsbank,
  1,500,000                -            1,500,000         7.000% 06/23/05               1,621,087                -       1,621,087
                                                     Diageo Capital PLC,
  3,500,000                -            3,500,000         6.000% 03/27/03               3,621,975                -       3,621,975
                                                     Diageo Capital PLC, Yankee

  1,000,000                -            1,000,000         6.125% 08/15/05               1,033,941                -       1,033,941
                                                     France Telecom:
    500,000                -              500,000         7.750% 03/01/11                 536,597                -         536,597
    350,000                -              350,000         8.500% 03/01/31                 400,917                -         400,917
                                                     Hydro-Quebec, Series JL,
  2,720,000                -            2,720,000         6.300% 05/11/11               2,786,885                -       2,786,885
                                                     Hydro-Quebec, Yankee,
                                                     Series HH,
    300,000                -              300,000         8.500% 12/01/29                 372,592                -         372,592
                                                     Kingdom of Spain,
  1,610,000                -            1,610,000         7.000% 07/19/05               1,737,754                -       1,737,754
                                                     Oesterreich Kontrollbank,
  1,500,000                -            1,500,000         5.500% 01/20/06               1,540,500                -       1,540,500
                                                     Ontario (Province of):
  1,250,000                -            1,250,000         6.000% 02/21/06               1,303,235                -       1,303,235
                                                     Republic of Italy:
    400,000                -              400,000         4.375% 10/25/06                 390,273                -         390,273
    600,000                -              600,000         5.250% 04/05/06                 612,936                -         612,936
                                                                                     ----------------------------------------------
                                                                                       15,958,692                -      15,958,692
                                                                                     ----------------------------------------------
                                                     Total Foreign Bonds               15,958,692                -      15,958,692
                                                                                     ----------------------------------------------
                                                     MUNICIPAL BOND - 0.2%
-----------------------------------------------------------------------------------------------------------------------------------
                                                     NJ State Economic
                                                     Development Authority,
                                                     State Pension Funding
                                                     Revenue, Series A, AMT
  1,500,000                -            1,500,000    7.430% 02/15/29                    1,665,315                -       1,665,315
                                                                                     ----------------------------------------------
                                                     Total Municipal Bond               1,665,315                -       1,665,315
                                                                                     ----------------------------------------------
                                                     PREFERRED STOCKS - 0.3%
-----------------------------------------------------------------------------------------------------------------------------------
                                                     MANUFACTURING - 0.1%
                                                     MEASURING & ANALYZING
                                                     INSTRUMENTS - 0.1%
          -            8,300                8,300    Anthem, Inc.                               -          410,850         410,850
          -            3,200                3,200    Fresenius AG                               -          264,933         264,933
                                                                                     ----------------------------------------------
                                                                                                -          675,783         675,783
                                                                                     ----------------------------------------------
                                                     TRANSPORTATION EQUIPMENT
                                                     - 0.0%
          -            6,500                6,500    Volkswagen AG                              -          200,675         200,675
                                                                                     ----------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     SERVICES - 0.0%
                                                     COMPUTER SOFTWARE - 0.0%
          -            8,000                8,000    ASM Lithography Holding NV                 -          139,139         139,139
                                                                                     ----------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                     TRANSPORTATION,
                                                     COMMUNICATION, ELECTRIC,
                                                     GAS & SANITARY SERVICES -
                                                     0.2%
                                                     TELECOMMUNICATIONS - 0.2%

          -            7,000                7,000    TCI Pacific Communications                 -        1,071,000       1,071,000
                                                                                     ----------------------------------------------
                                                     Total Preferred Stocks                     -        2,086,597       2,086,597
                                                                                     ----------------------------------------------
                                                     SHORT-TERM OBLIGATIONS -
                                                     5.0%
-----------------------------------------------------------------------------------------------------------------------------------
                                                     COMMERCIAL PAPER - 4.4%
                                                     Amstel Funding,
$         -      $ 5,260,000          $ 5,260,000         1.930%, 01/02/01                      -        5,259,737       5,259,737
                                                     UBS Financial,
 30,000,000                -           30,000,000         1.000%, 01/02/01             29,998,500                -      29,998,500
                                                                                     ----------------------------------------------
                                                                                       29,998,500        5,259,737      35,258,237
                                                                                     ----------------------------------------------
                                                     REPURCHASE AGREEMENTS -
                                                     0.6%
                                                     First Boston, dated
                                                     12/31/01, due 01/02/02
  5,105,000                -            5,105,000     at 1.750%,                        5,105,000                -       5,105,000
                                                                                     ----------------------------------------------
                                                     Total Short-Term Obligations      35,103,500        5,259,737      40,363,237
                                                                                     ----------------------------------------------
                                                     TOTAL INVESTMENTS - 102.9%       639,985,758      197,755,836     837,741,594

                                                     OTHER ASSETS & LIABILITIES,
                                                     NET - (2.9%)                       2,660,776      (25,999,628)    (23,338,852)
                                                                                     ----------------------------------------------
                                                     NET ASSETS - 100.0%             $642,646,534     $171,756,208    $814,402,742
                                                                                     ==============================================

SECURITIES SOLD SHORT AT DECEMBER 31, 2001 WERE AS FOLLOWS:

          -           67,896               67,896    Bank of America Corp.           $          -     $  4,274,053    $  4,274,053
          -           71,306               71,306    BP PLC ADR                                 -        3,316,442       3,316,442
          -          150,000              150,000    Citigroup, Inc.                            -        7,572,000       7,572,000
          -           20,000               20,000    Eli Lilly & Co.                            -        1,570,800       1,570,800
          -           20,000               20,000    Emerson Electric Co.                       -        1,142,000       1,142,000
          -          210,000              210,000    General Electric Co.                       -        8,416,800       8,416,800
          -           32,000               32,000    Intel Corp.                                -        1,006,400       1,006,400
                                                                                     ----------------------------------------------
                                                     Total Securities Sold Short     $          -     $ 27,298,495    $ 27,298,495
                                                                                     ----------------------------------------------


Percentages are based on Net Assets of the Pro Forma Combined.

          ACRONYM                         NAME
          -------                         ----
            ADR               American Depository Receipt
            MTN                     Medium Term Note

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          DECEMBER 31, 2001 (UNAUDITED)



                                                  GALAXY
                                                   ASSET          STEIN ROE        STEIN ROE
                                                ALLOCATION         BALANCED        BALANCED        PRO FORMA             PRO FORMA
                                                   FUND           PORTFOLIO          FUND         ADJUSTMENTS             COMBINED
                                              -------------     -------------    -------------   -------------         -------------
ASSETS

Investments, at cost                          $ 586,107,909     $ 155,515,743                                          $ 741,623,652
                                              -------------     -------------                                          -------------
Investments, at value                         $ 639,985,758     $ 197,755,836                                          $ 837,741,594
Investment in Portfolio, at value                        --                --    $ 171,756,106   $(171,756,106){a}                --
Cash                                                     --            27,764               --                                27,764
Foreign currencies (cost of $249,663)                    --           243,385               --                               243,385
Receivable for:
   Investments sold                                      --           458,407               --                               458,407
   Fund shares sold                                  38,739                --           45,760                                84,499
   Dividends                                        244,400            77,687               --                               322,087
   Interest                                       3,307,126           650,263               --                             3,957,389
Expense reimbursement due from Advisor               23,588                --               --                                23,588
Deferred Trustees' compensation plan                     --               325              870                                 1,195
Receivable on collateral for securities
 sold short                                              --        13,113,475               --                            13,113,475
Other assets                                             --                --            6,551                                 6,551
                                              -------------     -------------    -------------   -------------         -------------
     Total Assets                               643,599,611       212,327,142      171,809,287    (171,756,106)          855,979,934
                                              -------------     -------------    -------------   -------------         -------------

LIABILITIES

Payable to custodian bank                             3,905                --               --                                 3,905
Securities sold short, at market value
 (proceeds of $15,137,914)                               --        27,298,495               --                            27,298,495
Payable for:
   Investments purchased                                 --            39,652               --                                39,652
   Fund shares repurchased                           96,746                --           19,602                               116,348
   Management fee                                   403,988            81,486               --                               485,474
   Administration fee                                38,668                --           22,114                                60,782
   Shareholder servicing fees and 12b-1 fees        162,485                --               --                               162,485
   Bookkeeping fee                                       --               830            5,466                                 6,296
   Tranfer agent fee                                104,981               414            3,964                               109,359
Deferred Trustees' fee                                   --               325              870                                 1,195
Collateral for securities sold short                     --        13,112,930               --                            13,112,930
Other liabilities                                   142,304            36,802           36,789          53,732 {a}{c}        269,627
                                              -------------     -------------    -------------   -------------         -------------
     Total Liabilities                              953,077        40,570,934           88,805          53,732            41,666,548
                                              -------------     -------------    -------------   -------------         -------------
NET ASSETS                                    $ 642,646,534     $ 171,756,208    $ 171,720,482    (171,809,838)        $ 814,313,386
                                              =============     =============    =============   =============         =============

Paid in capital                               $ 584,996,755                      $ 141,803,668                         $ 726,800,423
Undistributed net investment income               1,324,781                            178,040         (53,630){c}         1,449,191
Accumulated net realized gain (loss)
 on investments, futures contracts and
 foreign currency transactions                    2,447,149                           (325,653)                            2,121,496
Net unrealized appreciation/depreciation on
   investments                                   53,877,849                         30,064,427                            83,942,276
                                              -------------                      -------------   -------------         -------------
NET ASSETS                                    $ 642,646,534                      $ 171,720,482         (71,507)        $ 814,313,386
                                              =============                      =============   =============         =============

Net assets - Retail A                         $ 294,162,146                      $          --    (294,162,146)        $          --
                                              =============                      =============                         =============
Shares outstanding - Retail A                    18,962,442                                 --     (18,962,442)                   --
                                              =============                      =============                         =============
Net asset value and redemption
   price per share - Retail A                 $       15.51                      $          --                         $          --
                                              =============                      =============                         =============
Maximum offering price per share - Retail A
   (Net asset value/0.9425)                   $       16.46                      $          --                         $          --
                                              =============                      =============                         =============

Net assets - Class T                          $          --                      $          --     294,162,146 {b}     $ 294,162,146
                                              =============                      =============                         =============
Shares outstanding - Class T                             --                                 --      18,962,442 {b}        18,962,442
                                              =============                      =============                         =============
Net asset value and redemption
   price per share - Class T                  $          --                      $          --                         $       15.51
                                              =============                      =============                         =============
Maximum offering price per share - Class T
   (Net asset value/0.9425)                   $          --                      $          --                         $       16.46
                                              =============                      =============                         =============

Net assets - Liberty Class A                  $          --                      $          --          56,658 {b}     $      56,658
                                              =============                      =============                         =============
Shares outstanding - Liberty Class A                     --                                 --           3,654 {b}             3,654
                                              =============                      =============                         =============
Net asset value and redemption
   price per share - Liberty Class A          $          --                      $          --                         $       15.51
                                              =============                      =============                         =============
Maximum offering price per share -
 Liberty Class A (Net
 asset value/0.9425)                          $          --                      $          --                         $       16.46
                                              =============                      =============                         =============

Net assets - Retail B                         $ 108,877,631                      $          --    (108,877,631)        $          --
                                              =============                      =============                         =============
Shares outstanding - Retail B                     7,026,705                                 --      (7,026,705)                   --
                                              =============                      =============                         =============
Net asset value and offering
   price per share - Retail B                 $       15.49(a)                   $          --                         $          --
                                              =============                      =============                         =============

Net assets - Class G                          $          --                      $          --     108,877,631 {b}     $ 108,877,631
                                              =============                      =============                         =============
Shares outstanding - Class G                             --                                 --       7,026,705 {b}         7,026,705
                                              =============                      =============                         =============
Net asset value and offering
   price per share - Class G                  $          --(a)                   $          --                         $       15.49
                                              =============                      =============                         =============

Net assets - Liberty Class B                  $          --                      $          --         402,583 {b}     $     402,583
                                              =============                      =============                         =============
Shares outstanding - Liberty Class B                     --                                 --          25,969 {b}            25,969
                                              =============                      =============                         =============
Net asset value and offering
   price per share - Liberty Class B          $          --(a)                   $          --                         $       15.50
                                              =============                      =============                         =============

Net assets - Class S                          $          --                      $ 171,720,482    (171,720,482)        $          --
                                              =============                      =============                         =============
Shares outstanding - Class S                             --                          6,951,384      (6,951,384)                   --
                                              =============                      =============                         =============
Net asset value and offering
   price per share - Class S                  $          --                      $       24.70                         $          --
                                              =============                      =============                         =============

Net assets - Trust Shares                     $ 239,147,516                      $          --    (239,147,516)        $          --
                                              =============                      =============                         =============
Shares outstanding - Trust Shares                15,426,933                                 --     (15,426,933)                   --
                                              =============                      =============                         =============
Net asset value, offering and redemption
   price per share - Trust Shares             $       15.50                      $          --                         $          --
                                              =============                      =============                         =============

Net assets - Class Z                          $          --                      $          --     410,814,368 {b}{c}  $ 410,814,368
                                              =============                      =============                         =============
Shares outstanding - Class Z                             --                                 --      26,501,060 {b}        26,501,060
                                              =============                      =============                         =============
Net asset value, offering and redemption
   price per share - Class Z                  $          --                      $          --                         $       15.50
                                              =============                      =============                         =============

Net assets - Prime A                          $      56,658                      $          --         (56,658)        $          --
                                              =============                      =============                         =============
Shares outstanding - Prime A                          3,654                                 --          (3,654)                   --
                                              =============                      =============                         =============
Net asset value and redemption
   price per share - Prime A                  $       15.51                      $          --                         $          --
                                              =============                      =============                         =============
Maximum offering price per share - Prime A
   (Net asset value/0.9450)                   $       16.41                      $          --                         $          --
                                              =============                      =============                         =============

Net assets - Prime B                          $     402,583                      $          --        (402,583)        $          --
                                              =============                      =============                         =============
Shares outstanding - Prime B                         25,969                                 --         (25,969)                   --
                                              =============                      =============                         =============
Net asset value and offering
   price per share - Prime B                  $       15.50(a)                   $          --                         $          --
                                              =============                      =============                         =============



(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

{a}   Due to elimination of master/feeder structure

{b} New class shares of the surviving fund transferred at NAV of surviving fund.


{c} Adjustments reflect one time proxy, accounting, legal and other costs of the reorganization of $53,630 to be borne by Stein Roe Balanced Fund.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                          DECEMBER 31, 2001 (UNAUDITED)



                                                GALAXY
                                                 ASSET         STEIN ROE        STEIN ROE
                                              ALLOCATION        BALANCED         BALANCED        PRO FORMA           PRO FORMA
                                                 FUND          PORTFOLIO           FUND         ADJUSTMENTS           COMBINED
                                            -------------    -------------    -------------    -------------       -------------
INVESTMENT INCOME
Dividends                                   $   2,486,166    $   2,193,700    $          --    $  (2,193,700){a}   $   2,486,166
Dividend income allocated from Portfolio               --               --        2,192,069                            2,192,069
Interest                                       19,468,162        4,535,667               --       (4,535,667){a}      19,468,162
Interest income allocated from Portfolio               --               --        4,532,713                            4,532,713
                                            -------------    -------------    -------------    -------------       -------------
   Total Investment Income                     21,954,328        6,729,367        6,724,782       (6,729,367)         28,679,110

EXPENSES
Investment advisory fee                         5,064,354        1,047,956               --          353,473 {b}       6,465,783
Expenses allocated from Portfolio                      --               --        1,660,914       (1,660,914){a}              --
Administration fee                                443,937               --          285,832         (169,401){b}         560,368
Shareholder servicing fees and 12b-1 fees       1,914,281               --               --          (15,017){c}       1,899,264
Fund accounting fee                               125,212           20,714           45,596          (53,706){d}         137,816
Transfer agent fee                              1,327,204            6,000          382,042          (17,299){e}       1,697,947
Trustees' fee                                       9,935           14,264           10,086          (10,285){f}          24,000
Other expenses                                    357,100           65,837           76,832         (172,930){g}         326,839
                                           -------------    -------------    -------------    --------------       -------------
   Total Operating Expenses                     9,242,023        1,154,771        2,461,302       (1,746,079)         11,112,017
Less: Reimbursement/waiver                       (122,879)              --               --          (58,173){b}        (181,052)
Custody credits earned                                 --          (12,181)              --                              (12,181)
                                           -------------    -------------    -------------    --------------       -------------
   Net Operating Expenses                       9,119,144        1,142,590        2,461,302       (1,804,252)        10,918,784
                                           -------------    -------------    -------------    --------------       -------------
Dividend expense on short sales                        --          519,579               --         (519,579){h}              --
                                           -------------    -------------    -------------    --------------       -------------
   Net Expenses                                 9,119,144        1,662,169        2,461,302       (2,323,831)         10,918,784
                                           -------------    -------------    -------------    --------------       -------------
   Net Investment Income                       12,835,184        5,067,198        4,263,480       (4,405,536)         17,760,326
                                           -------------    -------------    -------------    --------------       -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS
Net realized gain (loss) on:
   Investments and futures contracts           (4,221,812)       9,644,078               --       (9,644,078){a}      (4,221,812)
   Investments allocated from Portfolio                --               --        9,659,112                            9,659,112
   Foreign currency transactions                       --            6,144               --           (6,144){a}              --
   Foreign currency transactions
    allocated from Portfolio                           --               --            3,976                                3,976
                                            -------------    -------------    -------------    --------------       -------------
Net realized gain (loss)                       (4,221,812)       9,650,222        9,663,088        (9,650,222)          5,441,276
                                            -------------    -------------    -------------    --------------       -------------

Net change in unrealized
  appreciation/depreciation on:
   Investments                                (69,714,369)     (32,458,939)              --       32,458,939{a}      (69,714,369)
   Investments allocated from Portfolio                --               --      (32,466,432)                         (32,466,432)
   Foreign currency transactions                       --          (42,926)              --           42,926{a}               --
                                            -------------    -------------    -------------                        -------------
Net change in unrealized
  appreciation/depreciation                   (69,714,369)     (32,501,865)     (32,466,432)       32,501,865       (102,180,801)
                                            -------------    -------------    -------------    --------------      -------------
   Net Loss                                   (73,936,181)     (22,851,643)     (22,803,344)       22,851,643        (96,739,525)
                                            -------------    -------------    -------------    --------------      -------------
Decrease in Net Assets from Operations      $ (61,100,997)   $ (17,784,445)   $ (18,539,864)       18,446,107      $ (78,979,199)
                                            =============    =============    =============    ==============      =============



{a}   Due to elimination of master/feeder structure.

{b}   Based upon the contract in effect for the surviving fund.

{c} Based on the Galaxy structure for Retail A & B and the Liberty structure for classes A & B.

{d}   Based on the Galaxy fee structure.

{e}   Based on the Liberty fee structure.

{f}   Based on new Liberty funds structure assuming all mergers occur.

{g}   Due to economies of scale achieved by merging funds.


{h} Dividend expense on short sales is a non-recurring expense and no such related expense is expected to be recorded on the Liberty Asset Allocation Fund based on the investment restrictions for that fund.

PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001 (UNAUDITED)


 GALAXY      GALAXY
GROWTH &    LARGE CAP                                                                                  GALAXY
 INCOME      VALUE                                                                GALAXY              LARGE CAP
  FUND        FUND                                                            GROWTH & INCOME           VALUE
SHARES OR   SHARES OR PRO FORMA                                                     FUND                 FUND         PRO FORMA
  PAR         PAR     COMBINED                                                     VALUE                VALUE         COMBINED
--------------------------------------------------------------------------------------------------------------------------------
                                  COMMON STOCKS - 95.5%
                                  CONSUMER DISCRETIONARY - 0.9%
                                  RESTAURANTS - 0.9%
    352,950        -   352,950    McDonald's Corp.                                 $ 9,342,586       $         -     $ 9,342,586
                                                                              ---------------------------------------------------
------------ -------- -----------------------------------------------------------------------------------------------------------
                                  FINANCE, INSURANCE & REAL ESTATE - 17.3%
                                  DEPOSITORY INSTITUTIONS - 5.9%
    250,000   70,000   320,000    Bank of America Corp.                             15,737,500         4,406,500      20,144,000
          -  120,000   120,000    Bank of New York Co., Inc.                                 -         4,896,000       4,896,000
    419,160        -   419,160    Bank One Corp.                                    16,368,198                 -      16,368,198
    350,150   85,000   435,150    Wells Fargo & Co.                                 15,214,018         3,693,250      18,907,268
                                                                              ---------------------------------------------------
                                                                                    47,319,716        12,995,750      60,315,466
                                                                              ---------------------------------------------------

                                  INSURANCE CARRIERS - 8.3%
    323,600        -   323,600    ACE Ltd.                                          12,992,540                 -      12,992,540
    166,850   70,000   236,850    American International Group, Inc.                13,247,890         5,558,000      18,805,890
    100,000        -   100,000    CIGNA Corp.                                        9,265,000                 -       9,265,000
    466,400  140,000   606,400    Citigroup, Inc.                                   23,543,872         7,067,200      30,611,072
    255,000        -   255,000    Lincoln National Corp.                            12,385,350                 -      12,385,350
                                                                              ---------------------------------------------------
                                                                                    71,434,652        12,625,200      84,059,852
                                                                              ---------------------------------------------------

                                  NON-DEPOSITORY INSTITUTIONS - 1.0%
    194,400        -   194,400    Countrywide Credit Industries, Inc.                7,964,568                 -       7,964,568
          -   60,000    60,000    Mellon Financial Corp.                                     -         2,257,200       2,257,200
                                                                              ---------------------------------------------------
                                                                                     7,964,568         2,257,200      10,221,768
                                                                              ---------------------------------------------------

                                  SECURITY BROKERS & DEALERS - 2.1%
    384,060  140,000   524,060    Morgan (J.P.) Chase & Co.                         13,960,581         5,089,000      19,049,581
          -   40,000    40,000    Morgan Stanley Dean Witter & Co.                           -         2,237,600       2,237,600
                                                                              ---------------------------------------------------
                                                                                    13,960,581         7,326,600      21,287,181
                                                                              ---------------------------------------------------
------------ -------- -----------------------------------------------------------------------------------------------------------
                                  MANUFACTURING - 41.7%
                                  CHEMICALS & ALLIED PRODUCTS - 14.4%
    257,600        -   257,600    American Home Products Corp.                      15,806,336                 -      15,806,336
    217,500  100,000   317,500    Bristol-Myers Squibb Co.                          11,092,500         5,100,000      16,192,500
    523,200        -   523,200    Elan Corp PLC, ADR                                23,575,392                 -      23,575,392
    170,000        -   170,000    Forest Laboratories, Inc.                         13,931,500                 -      13,931,500
    270,000        -   270,000    Genzyme Corp.                                     16,162,200                 -      16,162,200
    172,000   90,000   262,000    Merck & Co., Inc.                                 10,113,600         5,292,000      15,405,600
          -  130,000   130,000    Pfizer, Inc.                                               -         5,180,500       5,180,500
    408,800   20,000   428,800    Pharmacia Corp.                                   17,435,320           853,000      18,288,320
    362,000        -   362,000    Sherwin Williams Co.                               9,955,000                 -       9,955,000
    868,200        -   868,200    Solutia, Inc.                                     12,172,164                 -      12,172,164
                                                                              ---------------------------------------------------
                                                                                   130,244,012        16,425,500     146,669,512
                                                                              ---------------------------------------------------

                                  CLEANING PRODUCTS & COSMETICS - 1.0%
          -  160,000   160,000    Gillette Co.,                                              -         5,344,000       5,344,000
          -   80,000    80,000    Kimberly Clark Corp.                                       -         4,784,000       4,784,000
                                                                              ---------------------------------------------------
                                                                                             -        10,128,000      10,128,000
                                                                              ---------------------------------------------------

                                  ELECTRICAL INDUSTRIAL EQUIPMENT - 2.1%
    383,600  140,000   523,600    General Electric Co.                              15,374,688         5,611,200      20,985,888
                                                                              ---------------------------------------------------

                                  ELECTRONIC & ELECTRICAL EQUIPMENT - 1.0%
    400,400        -   400,400    Avnet, Inc.                                       10,198,188                 -      10,198,188
                                                                              ---------------------------------------------------

                                  ELECTRONIC COMPONENTS - 3.2%
    400,000  190,000   590,000    Intel Corp.                                       12,580,000         5,975,500      18,555,500
    404,600  100,000   504,600    Texas Instruments, Inc.                           11,328,800         2,800,000      14,128,800
                                                                              ---------------------------------------------------
                                                                                    23,908,800         8,775,500      32,684,300
                                                                              ---------------------------------------------------

                                  FOOD & KINDRED PRODUCTS - 3.5%
    320,000        -   320,000    Anheuser Busch Companies, Inc.                    14,467,200                 -      14,467,200
    138,000        -   138,000    Chubb PLC                                          9,522,000                 -       9,522,000
    240,950        -   240,950    PepsiCo, Inc.                                     11,731,856                 -      11,731,856
                                                                              ---------------------------------------------------
                                                                                    35,721,056                 -      35,721,056
                                                                              ---------------------------------------------------

                                  HOME PRODUCTS & FURNISHINGS - 0.2%
          -  100,000   100,000    Masco Corp.                                                -         2,450,000       2,450,000
                                                                              ---------------------------------------------------

                                  MACHINERY & COMPUTER EQUIPMENT - 2.5%
    250,000  100,000   350,000    Cisco Systems, Inc.                                4,527,500         1,811,000       6,338,500

--------------------------------------------------------------------------------------------------------------------------------
    459,000        -   459,000    Hewlett Packard Co.                                9,427,860                 -       9,427,860
    675,000        -   675,000    Motorola, Inc.                                    10,138,500                 -      10,138,500
                                                                              ---------------------------------------------------
                                                                                    24,093,860         1,811,000      25,904,860
                                                                              ---------------------------------------------------

                                  MEASURING & ANALYZING INSTRUMENTS - 1.6%
    160,000        -   160,000    Guidant Corp.                                      7,968,000                 -       7,968,000
    170,000        -   170,000    Medtronic, Inc.                                    8,705,700                 -       8,705,700
                                                                              ---------------------------------------------------
                                                                                    16,673,700                 -      16,673,700
                                                                              ---------------------------------------------------

                                  MISCELLANEOUS MANUFACTURING - 6.6%
          -   90,000    90,000    Colgate Palmolive Co.                                      -         5,197,500       5,197,500
          -   25,000    25,000    Deere & Co.                                                -         1,091,500       1,091,500
    324,700        -   324,700    Honeywell International, Inc.                     10,981,354                 -      10,981,354
    163,900        -   163,900    Minnesota Mining & Manufacturing Co.              19,374,619                 -      19,374,619
          -   60,000    60,000    Textron, Inc.                                              -         2,487,600       2,487,600
    382,300  100,000   482,300    Tyco International Ltd.                           22,517,470         5,890,000      28,407,470
                                                                              ---------------------------------------------------
                                                                                    52,873,443        14,666,600      67,540,043
                                                                              ---------------------------------------------------

                                  PETROLEUM REFINING - 2.2%
    408,108  150,000   558,108    Exxon Mobil Corp.                                 16,038,644         5,895,000      21,933,644
                                                                              ---------------------------------------------------

                                  PRIMARY METAL - 0.2%
          -   45,000    45,000    Alcoa, Inc.                                                -         1,599,750       1,599,750
                                                                              ---------------------------------------------------

                                  STONE, CLAY, GLASS & CONCRETE - 0.8%
    167,100        -   167,100    PPG Industries, Inc.                               8,642,412                 -       8,642,412
                                                                              ---------------------------------------------------

                                  TRANSPORTATION EQUIPMENT - 2.4%
    351,864        -   351,864    Ford Motor Co.                                     5,531,302                 -       5,531,302
    214,700   80,000   294,700    United Technologies Corp.                         13,876,061         5,170,400      19,046,461
                                                                              ---------------------------------------------------
                                                                                    19,407,363         5,170,400      24,577,763
                                                                              ---------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                  MEDIA - 0.8%
                                  MULTIMEDIA - 0.1%
          -   25,000    25,000    Viacom, Inc., Class B                                      -         1,103,750       1,103,750
                                                                              ---------------------------------------------------

                                  PRINTING & PUBLISHING - 0.7%
          -   80,000    80,000    Gannett Co., Inc.                                          -         5,378,400       5,378,400
          -   25,000    25,000    McGraw-Hill Companies, Inc.                                -         1,524,500       1,524,500
                                                                              ---------------------------------------------------
                                                                                             -         6,902,900       6,902,900
                                                                              ---------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                  MINING & ENERGY - 6.7%
                                  OIL & GAS EXTRACTION - 3.7%
    270,000  100,000   370,000    BP PLC, ADR                                       12,557,700         4,651,000      17,208,700
    139,550        -   139,550    Kerr-McGee Corp.                                   7,647,340                 -       7,647,340
    386,000        -   386,000    Transocean Sedco Forex, Inc.                      13,054,520                 -      13,054,520
                                                                              ---------------------------------------------------
                                                                                    33,259,560         4,651,000      37,910,560
                                                                              ---------------------------------------------------

                                  OIL & GAS FIELD SERVICES - 3.0%
    378,600        -   378,600    Baker Hughes, Inc.                                13,807,542                 -      13,807,542
          -   75,000    75,000    El Paso Corp.                                              -         3,345,750       3,345,750
    236,700        -   236,700    Schlumberger Ltd.                                 13,006,665                 -      13,006,665
                                                                              ---------------------------------------------------
                                                                                    26,814,207         3,345,750      30,159,957
                                                                              ---------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                  RETAIL TRADE - 4.5%

                                  BUILDING, HARDWARE & GARDEN SUPPLY - 2.0%
    429,250        -   429,250    Lowes Companies, Inc.                             19,921,493                 -      19,921,493
                                                                              ---------------------------------------------------

                                  GENERAL MERCHANDISE STORES - 0.9%
          -   70,000    70,000    CVS Corp.                                                  -         2,072,000       2,072,000
          -  170,000   170,000    Target Corp.                                               -         6,978,500       6,978,500
                                                                              ---------------------------------------------------
                                                                                             -         9,050,500       9,050,500
                                                                              ---------------------------------------------------

                                  SPECIALTY STORES - 1.6%
    860,000        -   860,000    Staples, Inc.                                     16,082,000                 -      16,082,000
                                                                              ---------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                  SERVICES - 12.6%
                                  AMUSEMENT & RECREATION - 0.2%
          -  100,000   100,000    Disney (Walt) Co.                                          -         2,072,000       2,072,000
                                                                              ---------------------------------------------------

                                  BUSINESS SERVICES - 2.6%
    281,500        -   281,500    Avery Dennison Corp.                              15,913,195                 -      15,913,195

--------------------------------------------------------------------------------------------------------------------------------
    113,000           -     113,000 Omnicom Group, Inc.                               10,096,550                 -      10,096,550
                                                                                ---------------------------------------------------
                                                                                      26,009,745                 -      26,009,745
                                                                                ---------------------------------------------------

                                    COMPUTER RELATED SERVICES - 4.8%
    191,500           -     191,500 Computer Sciences Corp.                            9,379,670                 -       9,379,670
    235,000           -     235,000 Electronic Data Systems Corp.                     16,109,250                 -      16,109,250
    138,800      50,000     188,800 International Business Machines Corp.             16,789,248         6,048,000      22,837,248
                                                                                ---------------------------------------------------
                                                                                      42,278,168         6,048,000      48,326,168
                                                                                ---------------------------------------------------

                                    COMPUTER SOFTWARE - 2.3%
    246,500     100,000     346,500 Microsoft Corp.                                   16,330,625         6,625,000      22,955,625
                                                                                ---------------------------------------------------

                                    HEALTH SERVICES - 2.7%
    593,850           -     593,850 Healthsouth Corp.                                  8,800,857                 -       8,800,857
    294,700           -     294,700 Johnson & Johnson                                 17,416,770                 -      17,416,770
          -      20,000      20,000 Tenet Healthcare Corp.                                     -         1,174,400       1,174,400
                                                                                ---------------------------------------------------
                                                                                      26,217,627         1,174,400      27,392,027
                                                                                ---------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
                                        GAS & SANITARY SERVICES - 11.0%
                                    AIR TRANSPORTATION - 0.4%
    128,700           -     128,700 British Airways PLC, ADR                           3,693,690                 -       3,693,690
                                                                                ---------------------------------------------------

                                    COMMUNICATIONS - 1.9%
    422,000           -     422,000 Harris Corp.                                      12,875,220                 -      12,875,220
    475,000           -     475,000 Qwest Communications International, Inc.           6,711,750                 -       6,711,750
                                                                                ---------------------------------------------------
                                                                                      19,586,970                 -      19,586,970
                                                                                ---------------------------------------------------

                                    ENVIRONMENTAL SERVICES - 0.9%
    396,400           -     396,400 Pall Corp.                                         9,537,384                 -       9,537,384
                                                                                ---------------------------------------------------

                                    GAS SERVICES - 1.1%
    190,200           -     190,200 Praxair, Inc.                                     10,508,550                 -      10,508,550
          -      25,000      25,000 Williams Companies, Inc.                                   -           638,000         638,000
                                                                                ---------------------------------------------------
                                                                                      10,508,550           638,000      11,146,550
                                                                                ---------------------------------------------------

                                    RAILROADS - 1.2%
    318,000           -     318,000 Burlington Northern Santa Fe Corp.                 9,072,540                 -       9,072,540
          -      60,000      60,000 Union Pacific Corp.                                        -         3,420,000       3,420,000
                                                                                ---------------------------------------------------
                                                                                       9,072,540         3,420,000      12,492,540
                                                                                ---------------------------------------------------

                                    SANITARY SERVICES - 0.9%
    287,500           -     287,500 Waste Management, Inc.                             9,174,125                 -       9,174,125
                                                                                ---------------------------------------------------

                                    TELECOMMUNICATIONS - 4.6%
    225,260           -     225,260 AT&T Corp.                                         3,236,986                 -       3,236,986
          -     140,000     140,000 BellSouth Corp.                                            -         5,341,000       5,341,000
    313,000           -     313,000 CenturyTel, Inc.                                  10,266,400                 -      10,266,400
    299,700     130,000     429,700 SBC Communications, Inc.                          11,739,249         5,092,100      16,831,349
    239,740           -     239,740 Verizon Communications, Inc.                      11,378,060                 -      11,378,060
                                                                                ---------------------------------------------------
                                                                                      36,620,695        10,433,100      47,053,795
                                                                                ---------------------------------------------------

                                    Total Common Stocks                              808,305,648       163,202,100     971,507,748
                                                                                ---------------------------------------------------

                                    SHORT-TERM OBLIGATION - 1.2%
-----------------------------------------------------------------------------------------------------------------------------------
                                    Repurchase agreement with First
                                    Boston, dated 12/31/01, due 01/02/02
$ 6,144,000  $6,290,000 $12,434,000 at 1.750%                                          6,144,000         6,290,000      12,434,000
                                                                                ---------------------------------------------------

                                    TOTAL INVESTMENTS - 96.7%                        814,449,648       169,492,100     983,941,748
                                                                                ---------------------------------------------------

                                    OTHER ASSETS & LIABILITIES, NET - 3.3%              (423,127)       33,723,261      33,300,134
                                                                                ---------------------------------------------------

                                    NET ASSETS - 100.0%                             $814,026,521      $203,215,361  $1,017,241,882
                                                                                ---------------------------------------------------


                           ACRONYM                                                   NAME
                      -----------------                        -------------------------------------------------
                      ADR                                      American Depositary Receipt


Percentages are based on Net Assets of the Pro Forma Combined.

            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                          December 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                    GALAXY                  GALAXY
                                                   GROWTH &               LARGE CAP
                                                    INCOME                  VALUE             PRO FORMA              PRO FORMA
                                                     FUND                    FUND            ADJUSTMENTS              COMBINED
                                              -------------------    --------------------   ------------          ------------------
Assets
Investments, at cost                             $   645,305,123           $ 130,215,190                           $  775,520,313
                                              -------------------    --------------------                         ------------------
Investments, at value                            $   814,449,648           $ 169,492,100                           $  983,941,748
Cash                                                         241                     389                                      630
Receivable for:
   Investments sold                                            -              33,748,294                               33,748,294
   Fund shares sold                                       22,101                   8,339                                   30,440
   Dividends                                             646,137                 200,914                                  847,051
   Interest                                                  299                     306                                      605
Expense reimbursement due from Advisor                     1,317                  19,738                                   21,055
Other assets                                                   -                   4,550                                    4,550
                                              -------------------    --------------------                         ------------------
     Total Assets                                    815,119,743             203,474,630                            1,018,594,373
                                              -------------------    --------------------                         ------------------

LIABILITIES
Payable for:
   Fund shares repurchased                               145,425                  85,718                                  231,143
   Distributions                                           3,102                       -                                    3,102
   Investment advisory fee                               504,099                 129,895                                  633,994
   Administration fee                                     50,941                  11,534                                   62,475
   Shareholder servicing fees and 12b-1 fees             117,725                  18,860                                  136,585
   Tranfer agent fee                                     115,274                  13,262                                  128,536
Other liabilities                                        156,656                       -                                  156,656
                                              -------------------    --------------------                         ------------------
     Total Liabilities                                 1,093,222                 259,269                                1,352,491
                                              -------------------    --------------------                         ------------------
NET ASSETS                                       $   814,026,521           $ 203,215,361                           $1,017,241,882
                                              ===================    ====================                         ==================

Paid in capital                                  $   624,154,448           $ 154,046,969                           $  778,201,417
Accumulated net investment loss                         (217,947)                   (838)                                (218,785)
Accumulated net realized gain on investments          20,945,495               9,892,320                               30,837,815
Net unrealized appreciation/depreciation on
   investments                                       169,144,525              39,276,910                              208,421,435
                                              -------------------    --------------------                         ------------------
NET ASSETS                                       $   814,026,521           $ 203,215,361                           $1,017,241,882
                                              ===================    ====================                         ==================

Net assets - Retail A                            $   279,368,209           $  10,149,761    (289,517,970)          $            -
                                              ===================    ====================                         ==================
Shares outstanding - Retail A                         20,736,991                 748,205     (21,485,196)                       -
                                              ===================    ====================                         ==================
Net asset value and redemption
   price per share - Retail A                    $         13.47           $       13.57                           $            -
                                              ===================    ====================                         ==================
Maximum offering price per share - Retail A
   (Net asset value/0.9425)                      $         14.29           $       14.40                           $            -
                                              ===================    ====================                         ==================

Net assets - Class T                             $             -           $           -     279,368,209{a}        $  279,368,209
                                              ===================    ====================                         ==================
Shares outstanding - Class T                                   -                       -      20,736,991{a}            20,736,991
                                              ===================    ====================                         ==================
Net asset value and redemption
   price per share - Class T                     $             -           $           -                           $        13.47
                                              ===================    ====================                         ==================
Maximum offering price per share - Class T
   (Net asset value/0.9425)                      $             -           $           -                           $        14.29
                                              ===================    ====================                         ==================

Net assets - Liberty Class A                     $             -           $           -      10,213,500{a}        $   10,213,500
                                              ===================    ====================                         ==================
Shares outstanding - Liberty Class A                           -                       -         755,996{a}               755,996
                                              ===================    ====================                         ==================
Net asset value and redemption
   price per share - Liberty Class A             $             -           $           -                           $        13.51
                                              ===================    ====================                         ==================
Maximum offering price per share - Liberty
   Class A
   (Net asset value/0.9425)                      $             -           $           -                           $        14.33
                                              ===================    ====================                         ==================

Net assets - Retail B                            $    52,420,103           $  20,545,723     (72,965,826)          $            -
                                              ===================    ====================                         ==================
Shares outstanding - Retail B                          3,961,761               1,547,428      (5,509,189)                       -
                                              ===================    ====================                         ==================
Net asset value and offering
   price per share - Retail B                    $         13.23(a)        $       13.28(a)                        $            -
                                              ===================    ====================                         ==================

Net assets - G                                   $             -           $           -      72,965,826{a}        $   72,965,826
                                              ===================    ====================                         ==================
Shares outstanding - G                                         -                       -       5,514,726{a}             5,514,726
                                              ===================    ====================                         ==================
Net asset value and offering
   price per share - G                           $             -(a)        $           -(a)                        $        13.23
                                              ===================    ====================                         ==================

Net assets - Liberty Class B                     $             -           $           -         118,370{a}        $      118,370
                                              ===================    ====================                         ==================
Shares outstanding - Liberty Class B                           -                       -           8,880{a}                 8,880
                                              ===================    ====================                         ==================
Net asset value and offering
   price per share - Liberty Class B             $             -(a)        $           -(a)                        $        13.33
                                              ===================    ====================                         ==================

Net assets - Trust Shares                        $   482,056,100           $ 172,519,877    (654,575,977)          $            -
                                              ===================    ====================                         ==================
Shares outstanding - Trust Shares                     35,611,451              12,692,247     (48,303,698)                       -
                                              ===================    ====================                         ==================
Net asset value, offering and redemption
   price per share - Trust Shares                $         13.54           $       13.59                           $            -
                                              ===================    ====================                         ==================

Net assets - Class Z                             $             -           $           -     654,575,977{a}        $  654,575,977
                                              ===================    ====================                         ==================
Shares outstanding - Class Z                                   -                       -      48,352,949{a}            48,352,949
                                              ===================    ====================                         ==================
Net asset value, offering and redemption
   price per share - Class Z                     $             -           $           -                           $        13.54
                                              ===================    ====================                         ==================

Net assets - Prime A Shares                      $        63,739           $           -         (63,739)          $            -
                                              ===================    ====================                         ==================
Shares outstanding - Prime A Shares                        4,718                       -          (4,718)                       -
                                              ===================    ====================                         ==================
Net asset value and redemption
   price per share - Prime A Shares              $         13.51           $           -                           $            -
                                              ===================    ====================                         ==================
Maximum offering price per share - Prime
   A Shares
   (Net asset value/0.9450)                      $         14.30           $           -                           $            -
                                              ===================    ====================                         ==================

Net assets - Prime B Shares                      $       118,370           $           -        (118,370)          $            -
                                              ===================    ====================                         ==================
Shares outstanding - Prime B Shares                        8,880                       -          (8,880)                       -
                                              ===================    ====================                         ==================
Net asset value and offering
   price per share - Prime B Shares              $         13.33(a)        $           -                           $            -
                                              ===================    ====================                         ==================



(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

{a} New class shares of the surviving fund transferred at NAV of surviving fund.

                  PRO FORMA COMBINING STATEMENTS OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                           Galaxy             Galaxy
                                                          Growth &          Large Cap
                                                           Income             Value          Pro Forma            Pro Forma
                                                            Fund              Fund          Adjustments           Combined
                                                       -------------       ------------     -----------         -------------
INVESTMENT INCOME
Dividends                                              $  11,628,593        $ 3,311,244                         $  14,939,837
Interest                                                     678,585            123,838                               802,423
--------                                               -------------       ------------     ----------          -------------
   Total Investment Income                                12,307,178          3,435,082             --             15,742,260

EXPENSES
Investment advisory fee                                    6,777,669          1,774,612            --               8,552,281
Administration fee                                           592,279            366,588       (221,199){a}            737,668
Shareholder servicing fees and 12b-1 fees                  1,418,315            283,570       (260,174){b}          1,441,711
Fund accounting fee                                          111,481             25,621        (36,342){c}            100,760
Transfer agent fee                                         1,103,766            153,999        (84,013){c}          1,173,752
Trustees' fee                                                 12,073              3,241         17,257 {d}             32,571
Custody fee                                                   31,966             42,527             --                 74,493
Other expenses                                               481,905            104,613        (94,051){e}            492,467
                                                       -------------       ------------     ----------          -------------
   Total Expenses                                         10,529,454          2,754,771       (678,522)            12,605,703
Fees and expenses waived or borne by Advisor
  and Administrator                                         (289,781)          (188,206)        59,882{a}            (418,105)
                                                       -------------       ------------     ----------          -------------
   Net Expenses                                           10,239,673          2,566,565       (618,640)            12,187,598
                                                       -------------       ------------     ----------          -------------
   Net Investment Income                                   2,067,505            868,517        618,640              3,554,662
                                                       -------------       ------------                         -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on investments                          21,101,183         10,999,215                            32,100,398
Net change in unrealized appreciation/depreciation
   on investments                                        (80,940,834)       (58,562,090)                         (139,502,924)
                                                       -------------       ------------     ----------          -------------
   Net Loss                                              (59,839,651)       (47,562,875)            --           (107,402,526)
                                                       -------------       ------------     ----------          -------------
Decrease in Net Assets from Operations                 $ (57,772,146)      $(46,694,358)    $  618,640          $(103,847,864)
                                                       =============       ============     ==========          =============

{a} Based upon the contract in effect for the surviving fund.

{b} Based upon the Galaxy structure for Retail A & B and Liberty structure for Classes A & B

{c} Based on the Galaxy fee structure.

{d} Based on new Liberty funds structure assuming all mergers occur.

{e} Due to economies of scale achieved by merging funds.

                                   APPENDIX A

                        ADDITIONAL INFORMATION ABOUT THE


                          LIBERTY ASSET ALLOCATION FUND
                         LIBERTY GROWTH AND INCOME FUND II
                          LIBERTY STRATEGIC EQUITY FUND
               SERIES OF LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
                                AUGUST 26, 2002


This Appendix A contains information which may be useful to investors in the Liberty Asset Allocation Fund, Liberty Growth & Income Fund II and Liberty Strategic Equity Fund (each a Fund and collectively, the Funds). This Appendix A is not a prospectus. This Appendix A should be read together with the relevant Fund's Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement from Liberty Funds Distributor, Inc. (LFD), One Financial Center, Boston, Massachusetts 02111-2621.

Part 1 of this Appendix A contains specific information about the Funds. Part 2 includes information about the funds distributed by LFD generally and additional information about certain securities and investment techniques utilized by the Funds.

TABLE OF CONTENTS


                                                                   PAGE
     PART 1
     Definitions................................................   A-2
     Organization and History...................................   A-2
     Investment Goal and Policies...............................   A-2
     Fundamental and Non-Fundamental Investment Policies........   A-3
     Portfolio Turnover.........................................   A-7
     Fund Charges and Expenses..................................   A-7
     Custodian of the Funds.....................................   A-12
     Independent Accountants....................................   A-12

     PART 2
     Miscellaneous Investment Practices.........................   A-13
     Taxes......................................................   A-33
     Management of the Funds....................................   A-33
     Determination of Net Asset Value...........................   A-46
     How to Buy Shares..........................................   A-47
     Special Purchase Programs/Investor Services................   A-47
     Programs for Reducing or Eliminating Sales Charges.........   A-49
     How to Sell Shares.........................................   A-52
     Distributions..............................................   A-55
     How to Exchange Shares.....................................   A-55
     Suspension of Redemptions..................................   A-56
     Shareholder Liability......................................   A-56
     Shareholder Meetings.......................................   A-56
     Performance Measures.......................................   A-56
     Appendix I.................................................   A-59
     Appendix II................................................   A-64

                                   APPENDIX A

                                     PART 1
                        ADDITIONAL INFORMATION ABOUT THE

                          LIBERTY ASSET ALLOCATION FUND
                         LIBERTY GROWTH & INCOME FUND II
                          LIBERTY STRATEGIC EQUITY FUND



DEFINITIONS

     "Asset Allocation Fund" or "Fund"   Liberty Asset Allocation Fund
     "Growth & Income Fund" or "Fund"    Liberty Growth & Income Fund II
     "Strategic Fund" or "Fund"          Liberty Strategic Equity Fund
     "Predecessor Fund" or               Galaxy Equity Income Fund, Galaxy Strategic Equity
     "Predecessor Funds"                 Fund, Stein Roe Balanced Fund, Galaxy Asset
                                         Allocation Fund, Galaxy Large Cap Value Fund and/or
                                         Galaxy Growth and Income Fund (as applicable)
     "Trust"                             Liberty-Stein Roe Funds Investment Trust
     "Advisor"                           Fleet Investment Advisors Inc., the Funds'
                                         investment advisor
     "Administrator"                     Colonial Management Associates, Inc., the Funds'
                                         administrator
     "LFD"                               Liberty Funds Distributor, Inc., the Funds'
                                         distributor
     "LFS"                               Liberty Funds Services, Inc., the Funds'
                                         shareholder services and transfer agent

ORGANIZATION AND HISTORY


The Trust is a Massachusetts business trust organized in 1987. Each Fund is an open-end, management investment company that represents the entire interest in a separate series of the Trust and is a diversified series of the Trust. Each Fund is a newly organized "shell" portfolio of the Trust and has been specifically created for the purpose of acquiring certain series of The Galaxy Fund, a Massachusetts business trust organized on March 31, 1986, and also one series of the Trust (the Stein Roe Balanced Fund). It is expected that, subject to shareholder approval, on October 18, 2002, (1) the Galaxy Equity Income Fund and Galaxy Strategic Equity Fund will be reorganized into the Liberty Strategic Equity Fund; (2) the Stein Roe Balanced Fund and Galaxy Asset Allocation Fund will be reorganized into the Liberty Asset Allocation Fund; and (3) the Galaxy Large Cap Value Fund and Galaxy Growth & Income Fund will be reorganized into the Liberty Growth & Income Fund. The Funds have not commenced operations as of the date of this Appendix A.


The Galaxy Growth & Income Fund commenced operations on December 14, 1992, as separate portfolios (the "Predecessor Shawmut Growth & Income Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Shawmut Growth and Income Fund was reorganized as a new portfolio of The Galaxy Fund. Prior to the reorganization, the Predecessor Shawmut Growth and Income Fund offered and sold shares of beneficial interest that were similar to The Galaxy Fund's Trust Shares and Retail A Shares.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the share (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes). Shares of the Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See Part 2 of this Appendix A for more information.

On February 1, 1996, the name of the Trust was changed to separate "SteinRoe" into two words. The name of the Trust was changed on October 18, 1999, from "Stein Roe Investment Trust" to its current name.

INVESTMENT GOAL AND POLICIES

The Combined Prospectuses and Proxy Statements (Prospectuses/Proxy Statements) describe each Fund's investment goal, investment strategies and risks. Part 1 of this Appendix A includes additional information concerning, among other things, the fundamental investment policies of the Funds. Part 2 contains additional information about the following securities and investment techniques that may be utilized by the Funds, unless otherwise noted, subject to any restrictions described in Part 1 of this Appendix A:

      Short-Term Trading
      Common Stock, Preferred Stock and Warrants
      Foreign Securities

      Other Investment Companies (the Asset Allocation Fund only)
      Money Market Instruments
      Securities Loans
      Forward Commitments
         "When-Issued" Securities (the Growth & Income and Strategic Funds only) "Delayed Delivery" Securities (the Growth & Income and Strategic Funds
            only)
      Mortgage Dollar Rolls (the Asset Allocation Fund only)
      REITs
      Mortgage-Backed Securities (the Asset Allocation Fund only)
      Non-Agency Mortgage-Backed Securities (the Asset Allocation Fund only) Asset-Backed Securities (the Asset Allocation Fund only)
      Repurchase Agreements
      Reverse Repurchase Agreements
      Options on Securities
      Futures Contracts and Related Options
      Swap Agreements (Swaps, Caps, Collars and Floors)
      Foreign Currency Transactions
      Rule 144A Securities
      Variable and Floating Rate Obligations
      Convertible Securities
      Yankee Obligations
      American, European, Continental and Global Depositary Receipts
         (except that only the Growth & Income and Strategic Funds may invest in GDRs)

Except as indicated below under "Fundamental and Non-Fundamental Investment Policies," the Funds' investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

In addition to each Fund's investment objective as stated in its Prospectuses/Proxy Statements, the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares. A "vote of the holders of a majority of the outstanding shares" of a particular Fund means the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund, or (b) 67% or more of the shares of such Fund present at a meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

Each of the Asset Allocation Fund, Growth & Income Fund and Strategic Fund may not:

      1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act.

      2. Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act.

      3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

      4.    Make loans except to the extent permitted by the 1940 Act.

      5. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities.

      6. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

      7. Purchase or sell commodities or commodity contracts except that the Fund may, to the extent consistent with its investment objective and policies, purchase and sell financial futures contracts and related options and foreign currency forward contracts, futures contracts and related options.

With respect to Investment Limitation No. 1 above, the 1940 Act permits a Fund to borrow from any bank, provided that immediately after any such borrowing, there is an asset coverage of at least 300% for all borrowings of the Fund. In addition, a Fund may engage in certain securities trading practices, such as reverse repurchase agreements, that are deemed to be borrowings under the 1940 Act, provided that the Fund maintains in a segregated custodial account liquid assets equal to the repurchase price (including accrued interest). Mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

With respect to Investment Limitation No. 2 above, the 1940 Act prohibits a diversified Fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that (a) up to 25% of the value of the Fund's total assets may be invested without regard to these limitations and (b) the Fund may invest in U.S. Government obligations without regard to these limitations.

With respect to Investment Limitation No. 4 above, the 1940 Act permits a Fund to lend its portfolio securities against collateral having a value equal at all times to at least 100% of the value of the securities loaned. However, no portfolio securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loaned by the Fund would exceed 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. In addition, a Fund may engage in certain securities trading practices, such as repurchase agreements, that are deemed to be loans under the 1940 Act.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following investment limitation with respect to the Funds may be changed by the Board of Trustees without shareholder approval:

      8. A Fund may not sell securities short, maintain a short position, or purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

The following investment limitations with respect to the Asset Allocation Fund and Strategic Fund may be changed by the Board of Trustees without shareholder approval:

      9. The Funds may not write or sell put options, call options, straddles, spreads or any combination thereof except that (i) the Asset Allocation Fund may, to the extent consistent with its investment objective and policies, write covered call options and purchase and sell other options, and (ii) the Strategic Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges to the extent permitted by its investment objective and policies.

      10. The Funds may not purchase securities of companies for the purpose of exercising control.

      11. The Funds may not purchase securities of other investment companies except as permitted by the 1940 Act, except that the Strategic Fund may, from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

The following investment limitation with respect to the Asset Allocation Fund and Strategic Fund may be changed by the Board of Trustees without shareholder approval:

      12. A Fund may not invest more than 15% of its net assets in illiquid securities.

The following investment limitations with respect to the Growth & Income Fund may be changed by the Board of Trustees without shareholder approval:

      13. The Fund may not invest more than 15% of its respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

      14. The Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

      15. The Fund will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.

      16. The Fund may purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Advisor, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

      17. The Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Fund may purchase the securities of issuers which invest in or sponsor such programs.

      18. The Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

      19. The Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund may write call options in excess of 5% of the value of its total assets.

      20. The Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

      21. The Fund may invest in companies for the purpose of exercising management or control.

      22. The Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

With respect to Investment Limitation No. 11 above, the 1940 Act prohibits a Fund, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) the Fund owns more than 3% of the total outstanding voting stock of the investment company; (b) securities issued by any one investment company represent more than 5% of the total assets of the Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund.

Each Fund may purchase restricted securities, which are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under the federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each Fund will limit its purchase, together with other securities considered to be illiquid, to 15% of its net assets.

The Asset Allocation Fund may purchase put options and call options on securities and securities indices. The Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets.

The Asset Allocation Fund may engage in writing covered call options and may enter into closing purchase transaction with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to such options written by the Fund may not exceed 25% of the value of the Fund's net assets.

The Growth & Income Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. The Fund may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges and options not traded on exchanges. The Fund will not hedge more than 20% of its respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Fund will not buy futures or write puts whose underlying value exceeds 20% of its total assets, and will not buy calls with a value exceeding 5% of its total assets. The Fund may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Fund's total assets. The Fund will not purchase options to the extent that more than 5% of the value of its total assets would be invested in premiums on open put option positions. In addition, the Fund does not intend to invest more than 5% of the market value of its total assets in each of the following: futures contracts, swap agreements, and indexed securities. When the Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Fund may not use stock index futures contracts and options for speculative purposes.

As a means of reducing fluctuations in the net asset value of shares of the Growth & Income Fund, the Fund may attempt to hedge all or a portion of its portfolio through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates.

The Growth & Income Fund and Strategic Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). Each of these Funds will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. Each of these Funds may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

The Growth & Income Fund and Strategic Fund will not enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, these Funds will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, these Funds may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

As one way of managing their exposure to different types of investments, the Growth & Income Fund and Strategic Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors.

Each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies.

The Asset Allocation Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Fund may invest in other investment companies primarily for the purpose of investing its short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Growth & Income Fund and Strategic Fund may invest exclusively in one other investment company similar to the respective Fund.

All debt obligations, including convertible bonds, purchased by the Asset Allocation Fund and Strategic Fund are rated investment grade by Moody's ("Aaa," "Aa," "A" and "Baa") or S&P ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by the Advisor. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

The Growth & Income Fund may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch at the time of investment. Short-term money market instruments purchased by the Fund must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or the Advisor may determine that it is appropriate for a Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

Loans of portfolio securities by the Funds will generally be short-term (except in the case of the Growth & Income Fund, which may loan its securities on a long-term or short-term basis or both), will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

Each Fund will invest no more than 10% of its net assets in REITs.

Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in this Appendix A, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act.

ASSET ALLOCATION FUND

The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") (EDRs are also known as Continental Depositary Receipts ("CDRs")). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this Appendix A. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

GROWTH & INCOME FUND


Under normal market conditions, the Growth & Income Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Convertible Securities" in Part 2 of this Appendix A. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this Appendix A.


The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs, CDRs and Global Depositary Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to the Advisor to be substantial. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this Appendix A.

STRATEGIC FUND


Under normal market and economic conditions, the Strategic Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs, CDRs and GDRs. See "Foreign Securities" and "American, European, Continental and Global Depositary Receipts" in Part 2 of this Appendix
A. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Options on Securities" and "Futures Contracts and Related Options" in Part 2 of this Appendix A.


PORTFOLIO TURNOVER

Portfolio turnover of the Predecessor Funds are included in the Prospectuses/Proxy Statements under "Financial Highlights". Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. High portfolio turnover may cause the Funds to realize capital gains which, if realized and distributed by the Funds, may be taxable to shareholders as ordinary income. High portfolio turnover may result in correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds.

FUND CHARGES AND EXPENSES

For the services provided and expenses assumed with respect to the Funds, the Advisor is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund. The Funds have been advised by the Advisor that, effective August 1, 2001, and until further notice to the Board of Trustees, it intends to waive advisory fees payable by the Funds so that advisory fees payable by the Funds would be as follows: 0.75% of the first $500 million of average daily net assets, plus 0.70% of the next $500 million of average daily net assets, plus 0.65% of the next $500 million of average daily net assets, plus 0.60% of the next $500 million of average daily net assets, plus 0.55% of average daily net assets in excess of $2 billion.

The Administrator is responsible for providing accounting and bookkeeping services to the Fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (outsourcing agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the outsourcing agreement.

Under its pricing and bookkeeping agreement with the Funds, the Administrator receives from the Funds a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

-  an annual flat fee of $10,000, paid monthly; and

- in any month that the Fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the Fund for that month that is determined by the following formula:

      [(number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the outsourcing agreement)] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the outsourcing agreement with average monthly net assets of more than $50 million in that month)

The Fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

Under the shareholders' servicing and transfer agency fee arrangement between LFS and the Funds, the Funds pay the following fees:

- An account fee for each open account of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- An account fee for each closed account of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; plus

- A transaction fee of $1.40 per transaction occurring in Fund accounts during any month; plus

- A monthly fee at the rate of 0.06% per annum of the average daily closing value of the total net assets of the Fund for such month; plus

- The Fund's allocated share of LFS' out-of-pocket expenses, including fees payable to DST Systems, Inc. (DST) under a remote services agreement with DST and recovery of one-time expenses for the conversion to DST's account processing system at a rate of 1/24th of such one-time expenses per month.

PFPC Inc. ("PFPC") (formerly know as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, served as the administrator (until July 2002) and transfer and dividend disbursing agent (until July 2002) for the Predecessor Funds. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.

TRUSTEES AND TRUSTEES' FEES

The Advisor or its affiliates pay the compensation of all the officers of the Liberty Funds, including the Trustees who are affiliated with the Advisor. For the fiscal year ended October 31, 2001, the Trustees did not receive compensation from the Funds because the Funds had not yet commenced investment operations. For the calendar year ended December 31, 2001, the Trustees received the following compensation for serving as Trustees:

                                                 Total Compensation
                                                 from the Funds and
                             Pension or           the Fund Complex
                             Retirement             Paid to the
                           Benefits Accrued       Trustees for the
                             as Part of          Calendar Year Ended
Trustee                    Fund Expenses(c)    December 31, 2001(d)(e)
                           ----------------    ----------------------
John A. Bacon, Jr.               N/A                $    95,000
Robert J. Birnbaum               N/A                     25,300
Tom Bleasdale                    N/A                    103,000(f)
William W. Boyd                  N/A                     50,000
Lora S. Collins                  N/A                     96,000
James E. Grinnell                N/A                    100,300
Douglas A. Hacker                N/A                    109,000
Janet Langford Kelly             N/A                    107,000
Richard W. Lowry                 N/A                    135,300
Salvatore Macera                 N/A                    110,000
William E. Mayer                 N/A                    132,300
James L. Moody, Jr.              N/A                     91,000
Charles R. Nelson                N/A                    109,000
John J. Neuhauser                N/A                    132,510
Joseph R. Palombo(g)             N/A                        N/A
Thomas Stitzel                   N/A                    109,000
Thomas C. Theobald               N/A                    112,000
Anne-Lee Verville                N/A                    114,000(h)

(c) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(d) As of December 31, 2001, the Liberty family of funds (Liberty Funds) consisted of 53 open-end and 9 closed-end management investment company portfolios; the Stein Roe family of funds (Stein Roe Funds) consisted of 40 open-end management investment company portfolios and 1 limited liability company; and the All-Star family of funds (All-Star Funds) consisted of 2 closed-end management investment company portfolios (collectively, the "Liberty Fund Complex"). As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(e) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell, Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and $96,000,
      respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation (FleetBoston) and the Liberty Fund Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. (LFC) prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Fund Complex portion of the payments will be allocated among the Liberty Fund Complex based on each fund's share of the Trustee fees for 2000.

(f) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(g) Mr. Palombo does not receive compensation because he is an employee of the Advisor. Because Mr. Palombo is an "interested person" of Liberty Asset Management Company, he resigned his position as a director of the All-Star Funds on November 1, 2001, in connection with the acquisition of the asset management business of LFC by Fleet National Bank.

(h) During the fiscal year ended October 31, 2001, and the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000 pursuant to the deferred compensation plan.

ROLE OF THE BOARD OF TRUSTEES

The Trustees of the Liberty Funds are responsible for the overall management and supervision of the Liberty Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Liberty Funds' activities, review contractual arrangements with service providers for the Liberty Funds and review the Liberty Funds' performance. The Trustees have created several committees to perform specific functions for the Liberty Funds.

AUDIT COMMITTEE

Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser are members of the Audit Committee of the Board of Trustees of the Liberty Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Liberty Funds and certain service providers. In the fiscal year ended October 31, 2001, the Audit Committee convened six times.

GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee of the Board of Trustees of the Liberty Funds. The Governance Committee's functions include recommending to the Trustees nominees for Trustee and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisors. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the relevant Fund. In the fiscal year ended October 31, 2001, the Governance Committee convened one time.

ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Liberty Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. In the fiscal year ended October 31, 2001, the Advisory Fees & Expenses Committee convened four times.

TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee of the Board of Trustees of the Liberty Funds. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by the Funds' investment advisers in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices. In the fiscal year ended October 31, 2001, the Trading Oversight Committee convened two times.

SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001, (i) in the Predecessor Funds and
(ii) in all Liberty Funds and All-Star Funds overseen by the Trustee.

                                                      Aggregate Dollar Range of
                          Dollar Range of Equity      Equity Securities Owned in
                            Securities Owned in     All Funds Overseen by Trustee
Name of Trustee            the Predecessor Funds       in Liberty Fund Complex
---------------            ---------------------       -----------------------

DISINTERESTED TRUSTEES
Douglas A. Hacker                   $0                      Over $100,000
Janet Langford Kelly                $0                      Over $100,000
Richard W. Lowry (i)                $0                      Over $100,000
Salvatore Macera                    $0                    $50,001-$100,000
Charles R. Nelson                   $0                      Over $100,000
John J. Neuhauser (i)               $0                      Over $100,000
Thomas E. Stitzel                   $0                    $50,001-$100,000
Thomas C. Theobald                  $0                      Over $100,000
Anne-Lee Verville                   $0                      Over $100,000

INTERESTED TRUSTEES
William E. Mayer (h)                $0                    $50,001-$100,000
Joseph R. Palombo                   $0                        $1-10,000

(i) Trustee also serves as a Trustee of Liberty All-Star Equity Fund and a Director of Liberty All-Star Growth Fund, Inc. (together, the "Liberty All-Star Funds").

OWNERSHIP OF THE FUNDS

As of record on August 2, 2002, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the classes of the Predecessor Funds.

As of record on August 2, 2002, shareholders of record who owned 5% or more of the shares of the classes of the Predecessor Funds are listed in the relevant Fund's Prospectus/Proxy Statement.

12b-1 PLAN, SHAREHOLDER SERVICING PLAN, CDSCS AND CONVERSION OF SHARES

All of the Funds offer Class A, Class B, Class C, Class G, Class T and Class Z shares. The Funds may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Funds pay LFD monthly a service fee at an annual rate of 0.25% of each Fund's average daily net assets attributed to Class A, B and C shares. The Funds also pay LFD monthly a distribution fee at an annual rate of 0.75% of each Fund's average daily net assets attributed to Class B and Class C shares. The Funds also may pay LFD distribution and service fees up to a maximum of 1.15% of such Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). As of the date of this Appendix A, Liberty intends to limit a Fund's payments under the Plan for each of shareholder liaison services and administrative support services to 0.25% (on an annualized basis) of the average daily net asset value of Class G shares owned of record or beneficially by customers of institutions. LFD may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFD's expenses, LFD may realize a profit from the fees.

The Plan authorizes any other payments by the Funds to LFD and its affiliates (including the Advisor) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. The Trustees believe the Plan could be a significant factor in the growth and retention of the Funds' assets resulting in more advantageous expense ratios and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.

Class T shares of the Funds are subject to a shareholder servicing fee pursuant to a Shareholder Servicing Plan. Under the Shareholder Servicing Plan, a Fund may enter into agreements with institutions pursuant to which an institution agrees to provide certain administrative and support services to its customers who are the beneficial owners of Class T shares. Services provided by such institutions to their customers include aggregating and processing purchase and redemption requests and placing net purchase and redemption orders. In return for providing these services, the Fund agrees to pay each institution a fee at an annual rate of up to 0.50% of the average daily net assets attributable to Class T shares owned beneficially by the institution's customers. Current service arrangements are limited to payments of 0.30% for the Funds.

Under the Shareholder Servicing Plan, the Trustees must review, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which those expenditures were made. The initial term of the Shareholder Servicing Plan is one year and it will continue in effect from year to year after its initial one-year term provided that its continuance is specifically approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Servicing Plan or in any agreement related to it. Any material amendment to the Shareholder Servicing Plan must be approved in the same manner. The Shareholder Servicing Plan is terminable at any time with respect to any Fund by a vote of a majority of the Independent Trustees. While the Shareholder Servicing Plan is in effect, only the Independent Trustees may select and nominate any future Independent Trustees.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on the program you purchased your shares under. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class G shares are offered at net asset value and are subject to a CDSC if redeemed within a certain number of years after purchase depending on when you purchased your shares that were exchanged for Class G shares. Class T shares are offered at net asset value plus varying sales charges which may include a CDSC. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectuses/Proxy Statements.

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

A certain number of years, depending on the program you purchased your shares under, after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

A certain number of years, depending on when you purchased your shares that were exchanged for Class G shares, after the end of the month in which you purchased your shares that were exchanged for Class G shares, such Class G shares and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class T shares having an equal value, which are not subject to the distribution fee.

CUSTODIAN OF THE FUNDS

State Street Bank & Trust Company, located at 225 Franklin Street, Boston, MA 02110, is the Funds' custodian. The custodian is responsible for safeguarding the Funds' cash and securities, receiving and delivering securities and collecting the Funds' interest and dividends.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, located at 160 Federal Street, Boston, MA 02110-2624, are the Funds' independent accountants, providing audit and tax return review services and assistance and consultation in connection with the review of various SEC filings.

                                   APPENDIX A

                                     PART 2

The following information applies generally to most funds advised by the Advisor. "Funds" include certain series of Liberty Funds Investment Trust. In certain cases, the discussion applies to some, but not all of the funds, and you should refer to your Fund's Prospectus/Proxy Statement and to Part 1 of this Appendix A to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES


PART 1 OF THIS APPENDIX A LISTS ON PAGE 2-3 WHICH OF THE FOLLOWING INVESTMENT PRACTICES ARE AVAILABLE TO YOUR FUND. IF AN INVESTMENT PRACTICE IS NOT LISTED IN
PART 1 OF THIS APPENDIX A, IT IS NOT APPLICABLE TO YOUR FUND. UNLESS OTHERWISE NOTED, THE TERM "FUND" REFERS TO EACH FUND.


SHORT-TERM TRADING

In seeking the fund's investment goal, the Advisor will buy or sell portfolio securities whenever it believes it is appropriate. The Advisor's decision will not generally be influenced by how long the fund may have owned the security. From time to time, the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the fund's portfolio.

SHORT SALES

A fund's short sales are subject to special risks. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. In order to deliver the security to the buyer, the fund borrows the security from a third party. The fund is then obligated to return the security to the third party, so the fund must purchase the security at the market price at a later point in time. If the price of the security has increased during this time, then the fund will incur a loss equal to the increase in price of the security from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the security. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.

LOWER-RATED DEBT SECURITIES

Lower-rated debt securities are those rated lower than Baa by Moody's or BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower-rated debt securities;

2. the secondary market for lower-rated debt securities may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Advisor's credit analysis of lower-rated debt securities may have a greater impact on the fund's achievement of its investment objective; and

4. lower-rated debt securities may be less sensitive to interest rate changes, but are more sensitive to adverse economic developments.

In addition, certain lower-rated debt securities may not pay interest in cash on a current basis.

COMMON STOCK, PREFERRED STOCK AND WARRANTS

Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time.

FOREIGN SECURITIES

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. This "excess distribution" will be allocated over the fund's holding period for such investment. The PFIC tax is the highest ordinary income rate in effect for any period multiplied by the portion of the "excess distribution" allocated to such period, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (and to a limited extent, depreciation) on its holdings of PFICs as of the end of its fiscal year. See "Taxes" below.

OTHER INVESTMENT COMPANIES

The fund may invest in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

ZERO COUPON SECURITIES (ZEROS)

The fund may invest in zero coupon securities, which are securities issued at a significant discount from face value and do not pay interest at intervals during the life of the security. Zero coupon securities include securities issued in certificates representing undivided interests in the interest or principal of mortgage-backed securities (interest only/principal only), which tend to be more volatile than other types of securities. The fund will accrue and distribute income from stripped securities and certificates on a current basis and may have to sell securities to generate cash for distributions.

The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit quality.

STEP COUPON BONDS (STEPS)

The fund may invest in debt securities which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

TENDER OPTION BONDS

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

The fund may invest in securities which pay interest either in cash or additional securities. These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

SUPRANATIONAL OBLIGATIONS are issued by supranational entities and are generally designed to promote economic improvements. BANKER'S ACCEPTANCES are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. SHORT-TERM CORPORATE OBLIGATIONS are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. PARTICIPATION INTERESTS include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

CERTIFICATES OF DEPOSITS are short-term negotiable instruments issued against deposits in a commercial bank with a defined return and maturity. TIME DEPOSITS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

GOVERNMENT OBLIGATIONS are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved relatively little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the funds.

Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be subject to any limitations on illiquid securities described in
Part I of this Appendix A. For purposes of each fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. While there is no limitation on the percentage of a fund's assets that may be invested in STRIPS, the advisor will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component of STRIPS is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is usually volatile in response to changes in interest rates.

In U.S. TREASURY ROLLS, a fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. The funds intend to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. The funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, the funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale.

COMMERCIAL PAPER is an unsecured short-term promissory note issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation were to default on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

Commercial paper may include securities issued by corporations without registration under the 1933 Act in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each fund's limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if the Advisor has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

STRIPPED OBLIGATIONS

To the extent consistent with their investment objective, funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Liberty's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

MUNICIPAL SECURITIES

Municipal Securities acquired by the funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

The two principal classifications of Municipal Securities which may be held by the funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

Each fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the funds.

There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

Municipal Securities may include rated and unrated variable and floating rate tax-exempt instruments, such as variable rate demand notes. Variable rate demand notes are long-term Municipal Securities that have variable or floating interest rates and provide a fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.

Municipal Securities purchased by the funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the fund and adversely affect the value of its shares. Letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

The payment of principal and interest on most Municipal Securities purchased by the funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Appendix A and the Prospectuses/Proxy Statements. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The funds cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the funds and the liquidity and value of their respective portfolios. In such an event, each fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the funds nor the advisor will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

PRIVATE ACTIVITY BONDS

The funds may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Private activity bonds held by the funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

MUNICIPAL LEASE OBLIGATIONS

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

SECURITIES LOANS

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this Appendix A, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.

Any cash collateral received by the Liberty Asset Allocation Fund, Liberty Strategic Equity Fund or Liberty Growth & Income Fund II would be invested in high quality, short-term money market instruments. Loans by such funds will generally be short-term, will be made only to borrowers deemed by the Advisor to be of good standing and only when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks.

FORWARD COMMITMENTS ("WHEN-ISSUED" AND "DELAYED DELIVERY" SECURITIES)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when-issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. When-issued and forward commitment transactions permit a fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The fund may realize short-term profits or losses (generally taxed at ordinary income tax rates in the hands of the shareholders) upon the sale of forward commitments.

In the event of a decline in the value of the securities that the custodian has set aside, the fund may be required to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the fund's commitment. A fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected.

Each of the funds may purchase or sell eligible securities on a "delayed settlement" basis. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future.

MORTGAGE DOLLAR ROLLS

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. During the roll period, the fund loses the right to receive principal and interest paid on the securities sold. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. If the broker-dealer to whom the fund sells the security becomes insolvent, the fund's right to purchase or repurchase the mortgage-related securities may be restricted. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. In addition, the transaction costs may exceed the return earned by the fund from the transaction. Successful use of mortgage dollar rolls may depend upon the advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

REITS

The funds may invest in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The funds intend to include the gross dividends from any investments in REITs in their periodic distributions to its shareholders and, accordingly, a portion of the fund's distributions may also be designated as a return of capital.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, including "collateralized mortgage obligations"
(CMOs) and "real estate mortgage investment conduits" (REMICs), evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The funds will not invest in the Residual class. Principal on mortgage-backed securities, CMOs and REMICs may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's life) and decrease as interest rates rise (effectively lengthening the security's life). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. A fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

NON-AGENCY MORTGAGE-BACKED SECURITIES

The fund may invest in non-investment grade mortgage-backed securities that are not guaranteed by the U.S. government or an agency. Such securities are generally issued by originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Such securities are subject to the risks described under "Lower Rated Debt Securities" and "Mortgage-Backed Securities." In addition, although the underlying mortgages provide collateral for the security, the fund may experience losses, costs and delays in enforcing its rights if the issuer defaults or enters bankruptcy, and the fund may incur a loss.

ASSET-BACKED SECURITIES

Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility.

Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the fund acquires a security for a relatively short period subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate. Income on repurchase agreements is taxable.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will segregate with its custodian liquid securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the repurchase price.

OPTIONS ON SECURITIES

WRITING COVERED OPTIONS. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Advisor, such transactions are consistent with the fund's investment goal and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction. A closing purchase transaction involves the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. A closing purchase transaction cannot be effected with respect to an option once the fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a fund to write another call option on the underlying security with either a different exercise price or different expiration date or both.

If a call option expires unexercised, a fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gain may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the fund's tax basis in the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

PURCHASING PUT OPTIONS. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

PURCHASING CALL OPTIONS. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

OVER-THE-COUNTER (OTC) OPTIONS. The Staff of the Division of Investment Management of the Securities and Exchange Commission (SEC) has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. government securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectuses/Proxy Statements) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and
(iv) repurchase agreements maturing in more than seven days.

RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of the fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. Although the fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of option transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

Upon entering into futures contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. The fund may enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the CFTC.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the funds, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

MUNICIPAL BOND INDEX FUTURES CONTRACTS. Municipal bond index futures contracts may act as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

OPTIONS ON FUTURES CONTRACTS. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the fund is subject to the Advisor's ability to predict correctly, movements in the direction of interest rates and other factors affecting securities markets. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a fund would likely be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where a fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the fund may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio securities.

Where futures are purchased to hedge against a possible increase in the price of securities before a fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

USE BY TAX-EXEMPT FUNDS OF INTEREST RATE AND U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. The funds investing in tax-exempt securities may purchase and sell futures contracts and related options on interest rate and U.S. Treasury securities when, in the opinion of the Advisor, price movements in these security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. Interest rate and U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of security called for in the contract at a specified date and price. Options on interest rate and U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.

In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in interest rate and U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Advisor's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value of its portfolio securities. However, while this could occur to a certain degree, the Advisor believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indices, except that a fund may not write covered options on an index.

OPTIONS ON FOREIGN STOCK INDICES. The funds may, for the purpose of hedging its portfolio, subject to applicable securities regulations, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

SWAP AGREEMENTS (SWAPS, CAPS, COLLARS AND FLOORS)

The funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

FOREIGN CURRENCY TRANSACTIONS

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

CURRENCY FORWARD AND FUTURES CONTRACTS. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a



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
cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

A fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to a fund's investments, the fund will segregate with its custodian cash or other liquid assets equal in value to the market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

CURRENCY OPTIONS. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.




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
There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

CURRENCY SWAPS. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the advisor is incorrect in its forecast of market value and currency exchange rates, the investment performance of a fund would be less favorable than it would have been if this investment technique were not used.

EUROPEAN CURRENCY UNIFICATION. Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which certain of the funds may invest and may result in such funds facing additional risks in pursuing their investment objectives. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the funds' net asset values per share.

SETTLEMENT PROCEDURES. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

PARTICIPATION INTERESTS

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.

For certain certificates of participation, a fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the fund's participation interest, plus accrued interest. As to these instruments, each fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).

STAND-BY COMMITMENTS

When the fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. Stand-by commitments are exercisable by a fund at any time before the maturity of the underlying municipal obligation. A stand-by commitment is a security independent of the municipal obligation to which it relates. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the municipal obligations purchased by a fund. However, without a stand-by commitment, these securities could be more difficult to sell. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

INVERSE FLOATERS

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

RULE 144A SECURITIES

The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A of the Securities Act of 1933 ("1933 Act"). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Advisor, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Advisor could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers,
(3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Advisor that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not exceed its investment limit on illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

VARIABLE AND FLOATING RATE OBLIGATIONS

Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

If a variable or floating rate instrument is not rated, the fund's advisor must determine that such instrument is comparable to rated instruments eligible for purchase by the funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in the advisor's opinion, the investment characteristics of the underlying common stock will assist the fund in achieving its investment objective. Otherwise, the fund will hold or trade the convertible securities. In selecting convertible securities for a fund, the advisor evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

GUARANTEED INVESTMENT CONTRACTS

Pursuant to guaranteed investment contracts ("GICs"), which are issued by U.S. and Canadian insurance companies, a fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets.

The funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this Appendix A, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. No fund will invest more than 20% of its total assets in GICs.

BANK INVESTMENT CONTRACTS

Bank investment contracts ("BICs") issued by banks that meet certain quality and asset size requirements for banks are available to the funds. Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to any limitations on such investments described in Part I of this Appendix A, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

LOAN PARTICIPATIONS

Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing fund may be regarded as a creditor of the intermediary bank so that the fund may also be subject to the risk that the issuing bank may become insolvent.

STRUCTURED INVESTMENTS

Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed-income characteristics. Equity-linked securities are a form of structured investment and generally consist of a conversion privilege to a single company's common stock plus a fixed annual distribution to the holder. Equity-linked securities have some derivative characteristics because the conversion feature is linked to the price of the company's common stock. Equity-linked securities are designed to provide investors with higher quarterly income than the dividend paid per share on the common stock. However, equity-linked securities have decreased potential for capital appreciation because of limitations of the conversion feature.

Equity-linked securities include issues such as "Structured Yield Product Exchangeable for Stock" ("STRYPES"), "Trust Automatic Common Exchange Securities" ("TRACES"), "Trust Issued Mandatory Exchange Securities" ("TIMES"), "Trust Enhanced Dividend Securities" ("TRENDS") and other similar securities, including those which may be developed in the future. The issuers of the above listed examples of equity-linked securities generally purchase and hold a portfolio of stripped U.S. Treasury securities maturing on a quarterly basis through the conversion date, and a forward purchase contract with an existing shareholder of the company relating to the common stock. Quarterly distributions on equity-linked securities generally consist of the cash received from the U.S. Treasury securities and equity-linked securities generally are not entitled to any dividends that may be declared on the common stock.

Equity-linked securities may be issued by closed-end or other forms of investment companies. To the extent that equity-linked securities are issued by investment companies, a fund's investments in equity-linked securities are subject to the same limitations as investments in more traditional forms of investment companies.

YANKEE OBLIGATIONS

Yankee obligations are U.S. dollar-denominated instruments of foreign issuers that are either registered with the SEC or issued pursuant to Rule 144A under the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and banker's acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

AMERICAN, EUROPEAN, CONTINENTAL AND GLOBAL DEPOSITARY RECEIPTS

American Depositary Receipts ("ADRs") are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. Global Depositary Receipts ("GDRs") are receipts structured similarly to EDRs and CDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs and CDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the funds' respective limitations with respect to such securities, if any. If a fund invests in an unsponsored ADR, EDR, CDR or GDR, there may be less information available to the fund concerning the issuer of the securities underlying the unsponsored ADR, EDR, CDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR, CDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs, CDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities.

TEMPORARY CASH BALANCES

The funds may hold very small temporary cash balances to efficiently manage transactional expenses. These cash balances are expected, under normal conditions, not to exceed 2% of each fund's net assets at any time (excluding amounts used as margin and segregated assets with respect to futures transactions and collateral for securities loans and repurchase agreements). The funds may invest these temporary cash balances in short-term debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), high quality commercial paper (rated A-1 or better by S&P or P-1 or better by Moody's), certificates of deposit and time deposits of banking institutions having total assets in excess of $1 billion, and repurchase agreements collateralized by U.S. Government Securities. The funds may also hold these investments in connection with U.S. Treasury rolls, which are not subject to the 2% limitation above.

TAXES

In this section, all discussions of taxation at the shareholder and fund levels relate to federal taxes only. Consult your tax advisor for state, local and foreign tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons or not U.S. citizens or resident aliens.

FEDERAL TAXES. The fund (even if it is a fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The fund has elected (or in the case of a new fund, intends to elect) to be, and intends to qualify to be treated each year as, a "regulated investment company" under

Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of its distributions (as a percentage of both its overall income and any tax-exempt income), and the composition of its portfolio assets. As a regulated investment company, the fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The fund's foreign-source income, if any, may be subject to foreign withholding taxes. If the fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and fund distributions would generally be taxable as ordinary dividend income to the shareholders.

ALTERNATIVE MINIMUM TAX. Distributions derived from interest that is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.

DIVIDENDS RECEIVED DEDUCTIONS. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT. The dividends received deduction for eligible dividends is subject to a holding period requirement.

RETURN OF CAPITAL DISTRIBUTIONS. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital exceeds the cost basis in the shares.

FUNDS THAT INVEST IN U.S. GOVERNMENT SECURITIES. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisors about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.

FUND DISTRIBUTIONS. Distributions from the fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from the fund's investment income and net short-term gains. Distributions of long-term capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held shares in the fund. In general, any distributions of net capital gains will be taxed to shareholders who are individuals at a maximum rate of 20%.

Distributions will be taxed as described above whether received in cash or in fund shares. Dividends and distributions on a fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a fund's net asset value also reflects unrealized losses.

Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a fund on December 31 of such year if such dividends are actually paid during January of the following year.

It is the policy of each fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a fund's shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

SALES OF SHARES. The sale, exchange or redemption of fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares generally will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise the gain on the sale, exchange or redemption of fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term loss if the shares have been held more than 12 months, and otherwise as short-term loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. Certain distributions and redemptions may be subject to a 30% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, LFS may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

EXCISE TAX. To the extent that the fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Advisor intends to avoid this tax except when the cost of processing the distribution is greater than the tax.

TAX ACCOUNTING PRINCIPLES. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any issuer (other than U.S. government securities); and (c) distribute at least 90% of both its ordinary income (inclusive of net short-term capital gains) and its tax-exempt interest income earned each year.

HEDGING TRANSACTIONS. If the fund engages in hedging transactions, including hedging transactions in options, futures contracts and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the fund, defer losses to the fund, cause adjustments in the holding periods of the fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the fund and its shareholders.

SECURITIES ISSUED AT A DISCOUNT. The fund's investment in debt securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the fund to accrue and distribute income not yet received. In such cases, the fund may be required to sell assets (possibly at a time when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the fund level.

FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. The fund's transactions in foreign currencies, foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in stock or securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain qualified foreign taxes paid by the fund. The Advisor will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, including a holding period requirement, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Investment by the fund in certain "passive foreign investment companies" could subject the fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to fund shareholders. However, the fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case the fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, the fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of the fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the fund to avoid taxation. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return.

COUNSEL TO THE FUNDS

Ropes & Gray, located at One International Place, Boston, MA 02110, and Bell, Boyd & Lloyd LLC, located at Three First National Plaza, 70 West Madison Street, Chicago, IL 60602, serve as counsel to each of the funds.


MANAGEMENT OF THE FUNDS (IN THIS SECTION, AND THE FOLLOWING SECTIONS ENTITLED "TRUSTEES AND OFFICERS," "ADMINISTRATION AGREEMENT," "THE PRICING AND BOOKKEEPING AGREEMENT," "PORTFOLIO TRANSACTIONS," "INVESTMENT DECISIONS," AND "BROKERAGE AND RESEARCH SERVICES," THE "ADVISOR" REFERS TO FLEET INVESTMENT ADVISORS INC.)


The Advisor is the investment advisor to each of the funds The Advisor is a subsidiary of Columbia Management Group, Inc., One Financial Center, Boston, MA 02111, which in turn is a wholly owned subsidiary of Fleet National Bank, a national banking association, which in turn is a wholly owned subsidiary of FleetBoston Financial Corporation, a U.S. financial holding company. Each of FleetBoston Financial Corporation, Fleet National Bank and Columbia Management Group, Inc. is located at 100 Federal Street, Boston, MA 02110.

TRUSTEES AND OFFICERS (THIS SECTION APPLIES TO ALL OF THE FUNDS)

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty Funds.

                                                                                      Number of
                                                                                      Portfolios
                         Position   Year First                                         in Fund
                          with      Elected or                                         Complex
    Name, Address        Liberty    Appointed       Principal Occupation(s)            Overseen
       And Age            Funds     to Office       During Past Five Years            By Trustee       Other Directorships Held
       -------            -----     ---------       ----------------------            ----------       ------------------------

DISINTERESTED TRUSTEES

Douglas A. Hacker        Trustee      2000       President of UAL Loyalty                103                     None
(Age 46)                                         Services and Executive Vice
P.O. Box 66100                                   President of United Airlines
Chicago, IL 60666                                (airline) since September, 2001
                                                 (formerly Executive Vice President
                                                 from July, 1999 to September,
                                                 2001); Chief Financial Officer of
                                                 United Airlines since July, 1999;
                                                 Senior Vice President and Chief
                                                 Financial Officer of UAL, Inc.
                                                 prior thereto.

Janet Langford Kelly     Trustee      2000       Executive Vice President-               103                     None
(Age 44)                                         Corporate Development and
One Kellogg Square                               Administration, General Counsel
Battle Creek, MI 49016                           and Secretary, Kellogg Company
                                                 (food manufacturer), since
                                                 September, 1999; Senior Vice
                                                 President, Secretary and General
                                                 Counsel, Sara Lee Corporation
                                                 (branded, packaged, consumer-
                                                 products manufacturer) prior
                                                 thereto.

Richard W. Lowry         Trustee      1995       Private Investor since August,          105                     None
(Age 65)                                         1987 (formerly Chairman and
10701 Charleston Drive                           Chief Executive Officer, U.S.
Vero Beach, FL 32963                             Plywood Corporation (building
                                                 products manufacturer)).


Salvatore Macera         Trustee      1998       Private Investor since 1981             103                     None
(Age 70)                                         (formerly Executive Vice
26 Little Neck Lane                              President and Director of Itek
New Seabury, MA  02649                           Corporation (electronics) from
                                                 1975 to 1981).

                                                                                      Number of
                                                                                      Portfolios
                         Position   Year First                                         in Fund
                          with      Elected or                                         Complex
    Name, Address        Liberty    Appointed       Principal Occupation(s)            Overseen
       And Age            Funds     to Office       During Past Five Years            By Trustee       Other Directorships Held
       -------            -----     ---------       ----------------------            ----------       ------------------------
DISINTERESTED TRUSTEES
Charles R. Nelson        Trustee      2000       Van Voorhis Professor, Department       103                     None
(Age 59)                                         of Economics, University of
Department of                                    Washington since January, 1976;
Economics                                        consultant on econometric and
University of                                    statistical matters.
Washington
Seattle, WA 98195

John J. Neuhauser        Trustee      1985       Academic Vice President and Dean        105           Saucony, Inc. (athletic
(Age 58)                                         of Faculties since August, 1999,                     footwear); SkillSoft Corp.
84 College Road                                  Boston College (formerly Dean,
Chestnut Hill, MA                                Boston College School of
02467-3838                                       Management from September, 1977
                                                 to September, 1999).

Thomas E. Stitzel        Trustee      1998       Business Consultant since 1999          103                     None
(Age 66)                                         (formerly Professor of Finance
2208 Tawny Woods Place                           from 1975 to 1999 and Dean from
Boise, ID  83706                                 1977 to 1991, College of Business,
                                                 Boise State University); Chartered
                                                 Financial Analyst.

                                                                                      Number of
                                                                                      Portfolios
                         Position   Year First                                         in Fund
                          with      Elected or                                         Complex
    Name, Address        Liberty    Appointed       Principal Occupation(s)            Overseen
       And Age            Funds     to Office       During Past Five Years            By Trustee       Other Directorships Held
       -------            -----     ---------       ----------------------            ----------       ------------------------

DISINTERESTED TRUSTEES

Thomas C. Theobald       Trustee      2000       Managing Director, William Blair        103               Xerox Corporation
(Age 64)                                         Capital Partners (private equity                       (business products and
Suite 1300                                       investing) since September, 1994                          services), Anixter
222 West Adams Street                            (formerly Chief Executive Officer                      International (network
Chicago, IL 60606                                and Chairman of the Board of                              support equipment
                                                 Directors, Continental Bank                           distributor), Jones Lang
                                                 Corporation).                                            LaSalle (real estate
                                                                                                       management services) and
                                                                                                            MONY Group (life
                                                                                                               insurance).

Anne-Lee Verville         Trustee     1998       Author and speaker on educational       103            Chairman of the Board of
(Age 56)                                         systems needs (formerly General                        Directors, Enesco Group,
359 Stickney Hill Road                           Manager, Global Education Industry                   Inc. (designer, importer and
Hopkinton, NH  03229                             from 1994 to 1997, and President,                      distributor of giftware
                                                 Applications Solutions Division                           and collectibles).
                                                 from 1991 to 1994, IBM Corporation
                                                 (global education and global
                                                 applications)).

                                                                                      Number of
                                                                                      Portfolios
                         Position   Year First                                         in Fund
                          with      Elected or                                         Complex
    Name, Address        Liberty    Appointed       Principal Occupation(s)            Overseen
       And Age            Funds     to Office       During Past Five Years            By Trustee       Other Directorships Held
       -------            -----     ---------       ----------------------            ----------       ------------------------

Interested Trustees

William E. Mayer*        Trustee      1994       Managing Partner, Park Avenue           105           Lee Enterprises (print and
(Age 61)                                         Equity Partners (private equity                           on-line media), WR
399 Park Avenue                                  fund) since February, 1999                            Hambrecht + Co. (financial
Suite 3204                                       (formerly Founding Partner,                            service provider) First
New York, NY 10022                               Development Capital LLC from                           Health (healthcare) and
                                                 November 1996 to February, 1999;                        Systech Retail Systems
                                                 Dean and Professor, College of                             (retail industry
                                                 Business and Management,                                 technology provider)
                                                 University of Maryland from
                                                 October, 1992 to November, 1996).

Joseph R. Palombo*       Trustee      2000       Chief Operating Officer of              103                     None
(Age 48)                   and                   Columbia Management Group, Inc.
One Financial Center     Chairman                (Columbia Management Group)
Boston, MA 02111          of the                 since November, 2001; formerly
                          Board                  Chief Operations Officer of
                                                 Mutual Funds, Liberty Financial
                                                 Companies, Inc. from August,
                                                 2000 to November, 2001; Executive
                                                 Vice President of Stein Roe &
                                                 Farnham Incorporated (Stein Roe)
                                                 since April, 1999; Executive Vice
                                                 President and Director of the
                                                 Colonial Management Associates,
                                                 Inc. since April, 1999; Executive
                                                 Vice President and Chief
                                                 Administrative Officer of Liberty
                                                 Funds Group, LLC ("LFG") since
                                                 April, 1999; Director of Stein Roe
                                                 since September, 2000; Trustee and
                                                 Chairman of the Board of the Stein
                                                 Roe Mutual Funds since October,
                                                 2000; Manager of Stein Roe
                                                 Floating Rate Limited Liability
                                                 Company since October, 2000
                                                 (formerly Vice President of the
                                                 Liberty Funds from April, 1999 to
                                                 August, 2000; Chief Operating
                                                 Officer and Chief Compliance
                                                 Officer, Putnam Mutual Funds from
                                                 December, 1993 to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hamb recht + Co. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

                          Position    Year First
                           with       Elected or
    Name, Address         Liberty     Appointed       Principal Occupation(s)
       And Age             Funds      to Office       During Past Five Years
       -------             -----      ---------       ----------------------

Officers

Keith T. Banks           President       2001      President of the Liberty Funds
(Age 46)                                           since November, 2001; Chief
Columbia Management                                Investment Officer and Chief
Group, Inc.                                        Executive Officer of Columbia
590 Madison Avenue,                                Management Group since August,
36th Floor                                         2000 (formerly Managing Director
Mail Stop NY EH 30636A                             and Head of U.S. Equity, J.P.
New York, NY  10022                                Morgan Investment Management
                                                   from November, 1996 to August,
                                                   2000).



Vicki L. Benjamin          Chief         2001      Controller of the Liberty Funds
(Age 40)                 Accounting                and Liberty All-Star Funds since
One Financial Center      Officer                  May, 2002; Chief Accounting
Boston, MA 02111            and                    Officer of the Liberty Funds and
                         Controller                Liberty All-Star Funds since
                                                   June, 2001; Vice President of
                                                   LFG since April, 2001 (formerly
                                                   Vice President, Corporate Audit,
                                                   State Street Bank and Trust
                                                   Company from May, 1998 to April,
                                                   2001; Audit Manager from July,
                                                   1994 to June, 1997; Senior Audit
                                                   Manager from July, 1997 to May,
                                                   1998, Coopers & Lybrand, LLP).

J. Kevin Connaughton     Treasurer       2000      Treasurer of the Liberty Funds
(Age 37)                                           and of the Liberty All-Star
One Financial Center                               Funds since December, 2000
Boston, MA 02111                                   (formerly Controller of the
                                                   Liberty Funds and of the Liberty
                                                   All-Star Funds from February,
                                                   1998 to October, 2000);
                                                   Treasurer of the Stein Roe Funds
                                                   since February, 2001 (formerly
                                                   Controller from May, 2000 to
                                                   February, 2001); Senior Vice
                                                   President of LFG since January,
                                                   2001 (formerly Vice President
                                                   from April, 2000 to January,
                                                   2001; Vice President of Colonial
                                                   Management Associates, Inc. from
                                                   February, 1998 to October, 2000;
                                                   Senior Tax Manager, Coopers &
                                                   Lybrand, LLP from April, 1996 to
                                                   January, 1998).

                          Position    Year First
                           with       Elected or
    Name, Address         Liberty     Appointed       Principal Occupation(s)
       And Age             Funds      to Office       During Past Five Years
       -------             -----      ---------       ----------------------

Officers

Jean S. Loewenberg       Secretary       2002      Secretary of the Liberty Funds
(Age 56)                                           and of the Liberty All-Star
One Financial Center                               Funds since February, 2002;
Boston, MA 02111                                   Senior Vice President and Group
                                                   Senior Counsel, FleetBoston
                                                   Financial Corporation since
                                                   November, 1996.

TRUSTEE POSITIONS

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, the Advisor, another investment advisor, sub-advisor or portfolio manager of any of the Liberty Funds or any person controlling, controlled by or under common control with any such entity.

Approving the Investment Advisory Contract

In determining to approve the Funds' management agreements, the Trustees met with the relevant investment advisory personnel from the Advisor and considered information provided by the Advisor relating to the education, experience and number of investment professionals and other personnel who will be providing services under those agreements. See "Trustees and Officers" in this Appendix A. The Trustees also took into account the time and attention devoted by senior management to the Predecessor Funds and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources to be devoted by the Advisor to the Funds would be appropriate to fulfill effectively the Advisor's duties under the agreements. The Trustees also considered the business reputation of the Advisor and its financial resources, and concluded that the Advisor would be able to meet any reasonably foreseeable obligations under the agreements.

The Trustees received information concerning the investment philosophy and investment process to be applied by the Advisor in managing the Funds. In this connection, the Trustees considered the Advisor's in-house research capabilities as well as other resources available to the Advisor's personnel, including research services available to the Advisor as a result of securities transactions to be effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisor's investment process, research capabilities and philosophy were well suited to the Funds, given the Funds' investment objectives and policies.


The Trustees considered the scope of the services to be provided by the Advisor to the Funds under the agreements relative to services provided by third parties to other mutual funds. See "Fund Charges and Expenses". The Trustees concluded that the scope of the Advisor's services to the Funds would be consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.


The Trustees considered the quality of the services provided by the Advisor to the Predecessor Funds. The Trustees evaluated the Advisor's record with respect to regulatory compliance and compliance with the investment policies of the Predecessor Funds and the other funds in the complex. The Trustees also evaluated the procedures of the Advisor designed to fulfill the Advisor's fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisor's code of ethics (regulating the personal trading of its officers and employees) (see "Management of the Funds - Code of Ethics"), the procedures by which the Advisor allocates trades among its various investment advisory clients and the record of the Advisor in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Management of the Funds - Portfolio Transactions."

The Trustees considered the Advisor's management of non-advisory services provided by persons other than the Advisor by reference, among other things, to the Predecessor Funds' total expenses and the reputation of the Funds' other service providers. The Trustees also considered information provided by third parties relating to the Predecessor Funds' investment performance relative to their performance benchmarks, relative to other similar funds managed by the Advisor and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including the Predecessor Funds' one, five and ten year calendar year periods and/or the life of the Funds, as applicable, as well as factors identified by the Advisor as contributing to the Predecessor Funds' performance. See the Predecessor Funds' most recent annual and semi-annual reports. The Trustees concluded that the scope and quality of the Advisor's services was sufficient to merit reapproval of the agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the agreements. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisor. In evaluating the Funds' advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

Based on the foregoing, the Trustees concluded that the fees to be paid the Advisor under the advisory agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor.

                                     General

Messrs. Lowry, Mayer and Neuhauser are also Trustees of the Liberty All-Star Funds.

The Trustees serve as trustees of all funds for which each Trustee (except Mr. Palombo) will receive an annual retainer of $45,000 and attendance fees of $8,000 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000 and Committee chairs receive $1,000 for each special meeting attended on a day other than a regular joint meeting day. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended on a day other than a regular joint meeting day. Two-thirds of the Trustee fees are allocated among the funds based on each fund's relative net assets and one-third of the fees is divided equally among the funds.

The Advisor was established in 1984 and provides investment management and advisory services to individual and institutional clients. As of the date of this Appendix A, the Advisor also manages the 40 portfolios offered by The Galaxy Fund, the 8 portfolios offered by The Galaxy VIP Fund and the 5 portfolios offered by Galaxy Fund II. Trustees and officers of the Trust who are also officers of the Advisor or its affiliates, will benefit from the advisory fees sales commissions and agency fees paid or allowed by the Trust.

The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

The Trustees have the authority to convert the funds into a master fund/feeder fund structure. Under this structure, a fund may invest all or a portion of its investable assets in investment companies with substantially the same investment goals, policies and restrictions as the fund. The primary reason to use the master fund/feeder fund structure is to provide a mechanism to pool, in a single master fund, investments of different investor classes, resulting in a larger portfolio, investment and administrative efficiencies and economies of scale.

ADMINISTRATION AGREEMENT

Under an Administration Agreement with each fund named above, the Advisor, in its capacity as the Administrator to each fund, has contracted to perform the following administrative services:

      (a)   providing office space, equipment and clerical personnel;

      (b) arranging, if desired by the respective Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each fund;

      (c) preparing and, if applicable, filing all documents required for compliance by each fund with applicable laws and regulations;

      (d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

      (e) coordinating and overseeing the activities of each fund's other third-party service providers; and

      (f)   maintaining certain books and records of each fund.


The Advisor is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this Appendix A.

                      The Pricing and Bookkeeping Agreement

The Administrator is responsible for providing accounting and bookkeeping services to each fund pursuant to a pricing and bookkeeping agreement. Under a separate agreement (Outsourcing Agreement), the Administrator has delegated those functions to State Street Bank and Trust Company (State Street). The Administrator pays fees to State Street under the Outsourcing Agreement.

Under a pricing and bookkeeping agreement with each fund, the Administrator receives from each fund a monthly fee consisting of a flat fee plus an asset-based fee, as follows:

- from each fund that is a stand-alone fund or a master fund in a master fund/feeder fund structure, an annual flat fee of $10,000, paid monthly;

- from each fund that is a feeder fund in a master fund/feeder fund structure, an annual flat fee of $5,000, paid monthly; and

- in any month that a fund has average net assets of more than $50 million, a monthly fee equal to the percentage of the average net assets of the fund for that month that is determined by the following formula:

      (number of stand-alone funds and master funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $105,000) + (number of feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement x $12,000) - (annual flat fees payable by each fund for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement )] / (average monthly net assets of all stand-alone funds and feeder funds for which State Street provides pricing and bookkeeping services under the Outsourcing Agreement with average monthly net assets of more than $50 million in that month)

      Each fund reimburses the Administrator for all out-of-pocket expenses and charges, including fees payable to third parties (other than State Street) for providing pricing data.

PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS. The Advisor acts as investment advisor to each of the funds. The Advisor's affiliate, Colonial Advisory Services, Inc. (CASI), advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other funds and the other corporate or fiduciary clients of the Advisor. The funds and clients advised by the Advisor or the funds administered by the Advisor sometimes invest in securities in which the fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the fund, such other funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Advisor as investment advisor to the funds outweighs the disadvantages, if any, which might result from these practices.

BROKERAGE AND RESEARCH SERVICES. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Advisor may consider sales of shares of the funds as a factor in the selection of broker-dealers to execute securities transactions for a fund.

The Advisor places the transactions of the funds with broker-dealers selected by the Advisor and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.

It is the Advisor's policy generally to seek best execution, which is to place the funds' transactions where the funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.

Securities transactions of the funds may be executed by broker-dealers who also provide research services (as defined below) to the Advisor and the funds. The Advisor may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Advisor, they tend to reduce the Advisor's expenses. In the Advisor's opinion, it is impossible to assign an exact dollar value for such services.

The Trustees have authorized the Advisor to cause the funds to pay a broker-dealer which provides brokerage and research services to the Advisor an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Advisor must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Advisor's overall responsibilities to the funds and all its other clients.

The Trustees have authorized the Advisor to utilize the services of a clearing agent with respect to all call options written by funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently
1.25 cents) on the sale of the underlying security upon the exercise of an option written by a fund.

The Advisor may use the services of Quick & Reilly, Inc., Robertson Stephens, Inc. or Fleet Securities, Inc., each an affiliate of the Advisor, when buying or selling securities for a fund's portfolio pursuant to procedures adopted by the Trustees and 1940 Act Rule 17e-1. Under the Rule, the Advisor must ensure that commissions a fund pays to affiliates of the Advisor on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Advisor will report quarterly to the Trustees on all securities transactions placed through affiliates of the Advisor so that the Trustees may consider whether such trades complied with these procedures and the Rule.

PRINCIPAL UNDERWRITER

LFD is the principal underwriter of the Trust's shares. LFD has no obligation to buy the funds' shares, and purchases the funds' shares only upon receipt of orders from authorized financial service firms (FSFs) or investors.

INVESTOR SERVICING AND TRANSFER AGENT

LFS is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to LFS is based on the average daily net assets of each fund plus reimbursement for certain out-of-pocket expenses. SEE "FUND CHARGES AND EXPENSES" IN PART 1 OF THIS APPENDIX A FOR INFORMATION ON FEES RECEIVED BY LFS. The agreement continues indefinitely but may be terminated by 90 days' notice by the fund to LFS or generally by 6 months' notice by LFS to the fund. The agreement limits the liability of LFS to the fund for loss or damage incurred by the fund to situations involving a failure of LFS to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the fund will indemnify LFS against, among other things, loss or damage incurred by LFS on account of any claim, demand, action or suit made on or against LFS not resulting from LFS's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.

CODE OF ETHICS

The funds, the Advisor, and LFD have adopted Codes of Ethics pursuant to the requirements of the Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the funds. These Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

DETERMINATION OF NET ASSET VALUE

Each fund determines net asset value (NAV) per share for each class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time) each day the Exchange is open, except that certain classes of assets, such as index futures, for which the market close occurs shortly after the close of regular trading on the Exchange will be priced at the closing time of the market on which they trade. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the fund's redeemable securities on days when an investor cannot redeem such securities. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities generally are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which market quotations are not readily available and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Trust's Board of Trustees.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Board of Trustees.

HOW TO BUY SHARES

The Prospectuses/Proxy Statements contain a general description of how investors may buy shares of the funds. This Appendix A contains additional information about how investors may buy shares of the funds, which may be of interest to investors.

The fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the fund before the fund processes that day's transactions. If the FSF fails to transmit before the fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to LFS, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFD's commission is the sales charge shown in the fund's Prospectus/Proxy Statement less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFD retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"), and except that LFD may from time to time reallow additional amounts to all or certain FSFs. LFD generally retains some or all of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFD for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

LFS acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to LFS, provided the new FSF has a sales agreement with LFD.

Shares credited to an account are transferable upon written instructions in good order to LFS and may be redeemed as described in "How to Sell Shares" in the Prospectuses/Proxy Statements. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, G, J, S, T or Z shares. The Liberty money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to LFS for deposit to their account.

LFD may, at its expense, provide special sales incentives (such as cash payments in addition to the commissions specified in the Fund's Appendix A) to FSFs that agree to promote the sale of shares of the Fund or other funds that LFD distributes. At its discretion, the Distributor may offer special sales incentives only to selected FSFs or to FSFs who have previously sold or expect to sell significant amounts of the Fund's shares.

SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

AUTOMATIC INVESTMENT PLAN. As a convenience to investors, shares of most funds advised by Colonial, Fleet Investment Advisors Inc., Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe may be purchased through the Automatic Investment Plan. Preauthorized monthly bank drafts or electronic funds transfers for a fixed amount of at least $50 are used to purchase a fund's shares at the public offering price next determined after LFD receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Automatic Investment Plan purchase is by electronic funds transfer, you may request the Automatic Investment Plan purchase for any day. Further information and application forms are available from FSFs or from LFD.

AUTOMATED DOLLAR COST AVERAGING (Classes A, B, C, S and Z). The Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any mutual fund advised by Colonial, Newport Fund Management, Inc., Crabbe Huson Group, Inc. and Stein Roe in which you have a current balance of at least $5,000 into the same class of shares of up to four other funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.

Any additional payments or exchanges into your fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is generally a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Liberty Funds Services, Inc. P.O. Box 8081, Boston, MA 02266-8081.

You should consult your FSF or investment advisor to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFD offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges. These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.

CLASS T SHAREHOLDER SERVICES PLAN. The Trustees have approved a Shareholder Services Plan (the "Services Plan") pursuant to which the trusts plan to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Class T shares of each fund other than the Liberty Newport Tiger Fund. Such services are provided to the institution's customers who are the beneficial owners of Class T shares and are intended to supplement the services provided by the fund's administrator and transfer agent to the shareholders of record of the Class T shares. The Services Plan provides that each fund will pay fees for such services at an annual rate of up to 0.50% of the average daily net asset value of Class T shares owned beneficially by the institution's customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with LFD; (ii) processing dividend payments from a fund; (iii) providing sub-accounting with respect to Class T shares or the information necessary for sub-accounting; and (iv) providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: (i) providing customers with information as to their positions in Class T shares; (ii) responding to customer inquiries; and (iii) providing a service to invest the assets of customers in Class T shares.

The payments under the servicing agreements entered into as of the date of this Appendix A are limited to an aggregate fee of not more than 0.50% (on an annualized basis) of the average daily net asset value of the Class T shares of equity funds beneficially owned by customers of institutions and 0.30% (on an annualized basis) of the average daily net asset value of the Class T shares of bond funds beneficially owned by customers of institutions. The funds understand that institutions may charge fees to their customers who are the beneficial owners of Class T shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class T shares.

Each servicing agreement with an institution ("Service Organization") relating to the Services Plan requires that, with respect to those funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Class T shares of such funds on any day do not exceed the income to be accrued to such Class T shares on that day.

The Class T servicing agreements are governed by the Services Plan approved by the Board of Trustees in connection with the offering of Class T shares of each fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the trustees who are not "interested persons" of the funds as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

The Board of Trustees has approved the service agreements with Service Organizations based on information provided by the funds' service contractors that there is a reasonable likelihood that the arrangements will benefit the funds and their shareholders by affording the funds greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Class T shares of the funds. Any material amendment to the funds' arrangements with Service Organizations must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees). So long as the service agreements with Service Organizations are in effect, the selection and nomination of the members of Liberty's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the funds will be committed to the discretion of such Disinterested Trustees.

TAX-SHELTERED RETIREMENT PLANS. LFD offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. Investors Bank & Trust Company is the Trustee of LFD prototype plans and charges a $18 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFD.

Participants in non-LFD prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with LFS. Participants in LFD prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to LFS. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a LFD IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax advisor regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

TELEPHONE ADDRESS CHANGE SERVICES. By calling LFS, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

CASH CONNECTION. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.

AUTOMATIC DIVIDEND DIVERSIFICATION. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call LFS for more information at 1-800-422-3737.

PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

RIGHT OF ACCUMULATION (Class A and Class B shares) Reduced sales charges on Class A and B shares can be effected by combining a current purchase with prior purchases of Class A, B, C, and Z shares of the funds distributed by LFD. The applicable sales charge is based on the combined total of:

1.    the current purchase; and

2. the value at the public offering price at the close of business on the previous day of all funds' Class A shares held by the shareholder (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another fund other than a money market fund).

LFD must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by LFS. A fund may terminate or amend this Right of Accumulation.

RIGHTS OF ACCUMULATION (Class T shares). A reduced sales charge applies to any purchase of Class T shares of any portfolio of Liberty that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Class T shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

STATEMENT OF INTENT (Class A and Class T shares only). Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in funds (except shares of any money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.

During the term of a Statement, LFS will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFD the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFD an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, LFS will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from LFS at 1-800-345-6611.

REINSTATEMENT PRIVILEGE. An investor who has redeemed Class A, B, or C shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. An investor who has redeemed Class T shares may, upon request, reinstate within 90 days a portion or all of the proceeds of such sale in shares Class A or Class T shares of any fund at the NAV next determined after LFS receives a written reinstatement request and payment. Investors who desire to exercise this privilege should contact their FSF or LFS. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.

PRIVILEGES OF LIBERTY EMPLOYEES OR FINANCIAL SERVICE FIRMS. Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Administrator; directors, officers and employees of the Administrator, LFD and certain other companies affiliated with the Administrator; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFD; and such persons' families and their beneficial accounts.

PRIVILEGES OF LIBERTY ACORN FUNDS SHAREHOLDERS. Any shareholder who owned shares of any fund of Liberty Acorn Trust on September 29, 2000 (when all of the then outstanding shares of Liberty Acorn Trust were re-designated Class Z shares) and who since that time has remained a shareholder of any fund distributed by LFD, may purchase Class A shares of any fund distributed by LFD at NAV in those cases where a Liberty Fund Class Z share is not available. Qualifying shareholders will not be subject to any Class A initial sales charge or CDSC; however, they will be subject to the annual Rule 12b-1 service fee.

EXCHANGES FOR AFFILIATES OF LFD. Clients of affiliates of LFD who have previously purchased shares of other investment companies and have been charged a front-end load or other sales charge on such purchases may exchange those shares for Class A shares of any funds distributed by LFD, without incurring an additional front-end load or sales charge for those exchanged shares. Certain funds may charge an annual 12b-1 distribution and service fee.

SPONSORED ARRANGEMENTS. Class A and Class T shares of certain funds may be purchased at a reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with LFD pursuant to which the funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CDSCS)

CLASS A, B AND C SHARES. CDSCs may be waived on redemptions in the following situations with the proper documentation:

1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with LFS, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three-month period prior to the first SWP redemption). Otherwise, CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "How to Sell Shares - Systematic Withdrawal Plan."

3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver,
      (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document). CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in funds distributed by LFD for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

CLASS G SHARES. CDSCs are not assessed on Class G shares in the following circumstances: (a) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Internal Revenue Code; (b) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age, (c) redemptions effected pursuant to a fund's right to liquidate a shareholder's account if the aggregate net asset value of Class G shares held in the account is less than the minimum account size; (b) redemptions in connection with the combination of a fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (c) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (d) any redemption of Class G shares held by investors, provided the investor was the beneficial owner of shares of a fund (or any of the other portfolios offered by Liberty or otherwise advised by Fleet or its affiliates) before December 1, 1995.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the fund may delay selling your shares for up to 15 days in order to protect the fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks.

To sell shares directly to the fund, send a signed letter of instruction or stock power form to LFS, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, LFS and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call LFS for more information 1-800-345-6611.

FSFs must receive requests before the time at which the fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to LFS and may charge for this service.

SYSTEMATIC WITHDRAWAL PLAN. If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn in excess of 12% annually. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.

A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.

A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, LFS will not be liable for any payment made in accordance with the provisions of a SWP.

The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.

TELEPHONE REDEMPTIONS. All fund shareholders and/or their FSFs are automatically eligible to redeem up to $100,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Redemptions that exceed $100,000 may be accomplished by placing a wire order trade through a broker or furnishing a signature guarantee request. Telephone redemption privileges for larger amounts may be elected on the Application. LFS will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.

CHECKWRITING (COLONIAL IS ADMINISTRATOR TO THE FUNDS AND IS ADVISOR TO CERTAIN OTHER FUNDS) (Available only on the Class A shares of certain funds)

Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. LFS will provide checks to be drawn on Boston Safe Deposit and Trust Company (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.

Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, however, you may incur customary fees for services such as a stop payment request or a request for copies of a check. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.

NON CASH REDEMPTIONS. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a fund's net asset value, a fund may make the payment or a portion of the payment with portfolio securities held by that fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.

INFORMATION APPLICABLE TO CLASS G AND CLASS T SHARES

The primary difference between Class G and Class T shares lies in their sales charge structures and shareholder servicing/distribution expenses. Investments in Class T shares of the funds are subject to a front-end sales charge. Investments in Class G shares of the funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Class G and Class T shares are the same. Class T shares of a fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to 0.30% of the fund's average daily net assets attributable to its Class T shares. Class G shares of a fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 0.95% of the fund's average daily net assets attributable to its Class G shares. These ongoing fees, which are higher than those charged on Class T shares, will cause Class G shares to have a higher expense ratio and pay lower dividends than Class T shares.

Class G and Class T shares may only be purchased by current shareholders of Class G and Class T, respectively.

CLASS T SHARES. The public offering price for Class T shares of the funds is the sum of the net asset value of the Class T shares purchased plus any applicable front-end sales charge. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class T shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                    REALLOWANCE TO DEALERS    REALLOWANCE TO DEALERS
                                           AS A % OF                 AS A % OF
                                        OFFERING PRICE            OFFERING PRICE
AMOUNT OF TRANSACTION               PER SHARE - BOND FUNDS   PER SHARE - EQUITY FUNDS
---------------------               ----------------------   ------------------------
Less than $50,000                           4.25                       5.00
$50,000 but less than $100,000              3.75                       3.75
$100,000 but less than $250,000             2.75                       2.75
$250,000 but less than $500,000             2.00                       2.00
$500,000 but less than $1,000,000           1.75                       1.75
$1,000,000 and over                         0.00                       0.00

The appropriate reallowance to dealers will be paid by LFD to broker-dealer organizations which have entered into agreements with LFD. The reallowance to dealers may be changed from time to time.

Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers whose customers purchase significant amounts of Class T shares of the funds. Such compensation will not represent an additional expense to the funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

In certain situations or for certain individuals, the front-end sales charge for Class T shares of the funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to any applicable sales charge waivers, no sales charge is assessed on purchases of Class T shares of the funds by the following categories of investors or in the following types of transactions:

      - Purchases by directors, officers and employees of broker-dealers having agreements with LFD pertaining to the sale of Class T shares to the extent permitted by such organizations;

      - Purchases by current and retired members of Liberty's Board of Trustees (or the directors of the Fund's predecessors) and members of their immediate families;

      - Purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

      - Purchases by officers, directors, employees and retirees of LFD and members of their immediate families;

      - Purchases by persons who are also plan participants in any employee benefit plan which was the record or beneficial holder of Trust Shares of the fund's predecessors;

      - Purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

      - Purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Class T shares are purchased; and

      - Purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Liberty by the broker-dealer.

Members of qualified groups may purchase Class T shares of the funds at the following group sales rates:

                                      TOTAL SALES CHARGE             REALLOWANCE
                                      ------------------             TO DEALERS
                                  AS A % OF         AS A % OF         AS A % OF
NUMBER OF QUALIFIED             OFFERING PRICE   NET ASSET VALUE   OFFERING PRICE
GROUP MEMBERS                     PER SHARE         PER SHARE         PER SHARE
-------------                     ---------         ---------         ---------

50,000 but less than 250,000         3.00              3.09             3.00
250,000 but less than 500,000        2.75              2.83             2.75
500,000 but less than 750,000        2.50              2.56             2.50
750,000 and over                     2.00              2.04             2.00

To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by LFD. To receive the group sales charge rate, group members must purchase Class T shares directly from LFD. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying fund shares at a reduced sales charge, (iii) within one year of the initial member purchase, has at least 1% of its members invested in the funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Liberty sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. LFD may request periodic certification of group and member eligibility. LFD reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

CLASS G SHARES. The public offering price for Class G shares of the funds is the net asset value of the Class G shares purchased. Although investors pay no front-end sales charge on purchases of Class G shares, such shares are subject to a contingent deferred sales charge if they are redeemed within six years of purchase with respect to Class G shares purchased prior to January 1, 2001 or within seven years of purchase with respect to Class G shares purchased on or after January 1, 2001. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from LFD in connection with sales of Class G shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Class T shares.

Certain affiliates of Liberty may, at their own expense, provide additional compensation to broker-dealer affiliates of Liberty and to unaffiliated broker-dealers, whose customers purchase significant amounts of Class G shares of a fund. See "Class T shares." The contingent deferred sales charge on Class G shares is based on the lesser of the net asset value of the shares on the redemption date or the original cost of the shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Class G shares. In addition, a contingent deferred sales charge will not be assessed on Class G shares purchased through reinvestment of dividends or capital gains distributions.

The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to LFD, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Class G shares.

Class G shares of a fund purchased prior to January 1, 2001 will convert automatically to Class T shares of the fund six years after purchase. Class G shares of a fund purchased on or after January 1, 2001 will convert automatically to Class T shares eight years after purchase. The purpose of the conversion is to relieve a holder of Class G shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow LFD to recover approximately the amount it would have received if the applicable front-end sales charge had been charged. The conversion from Class G shares to Class T shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Class T shares as he or she had of Class G shares. The conversion occurs six years or eight years, as the case may be after the beginning of the calendar month in which the shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Class G shares, although they will be subject to the shareholder servicing fees borne by Class T shares.

Class G shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - (i) six years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to dividends or distributions on Class G shares purchased prior to January 1, 2001 or eight years after the beginning of the calendar month in which the reinvestment occurred if the reinvestment is attributable to Class G shares purchased on or after January 1, 2001 or (ii) the date of conversion of the most recently purchased Class G shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Class G shares of a fund, and subsequently acquires additional Class G shares of the fund only through reinvestment of dividends and/or distributions, all of such investor's Class G shares in the fund, including those acquired through reinvestment, will convert to Class T shares of the fund on the same date.

DISTRIBUTIONS

Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same class of the fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.

Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Liberty Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the fund may be exchanged for the same class of shares of the other continuously offered funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other funds. Class G shares may be exchanged for Class B shares of the other funds. Class T and Class G shares, once exchanged for Class A or Class B shares, respectively, cannot be re-exchanged for Class T or Class G shares. Shares of certain funds are not available to residents of all states. Consult LFS before requesting an exchange.

By calling LFS, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting LFS by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. LFS will also make exchanges upon receipt of a written exchange request and share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, LFS will require customary additional documentation. Prospectuses of the other funds are available from the LFD Literature Department by calling 1-800-426-3750.

A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or LFS. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is generally a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS

A fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.

SHAREHOLDER MEETINGS

As described under the caption "Organization and History", the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in this Appendix A, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

TOTAL RETURN

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.

NONSTANDARDIZED TOTAL RETURN. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate (i.e. cumulative) rather than average annual total returns or may not reflect the sales charge or CDSC.

Total return for a newer class of shares for periods prior to inception includes
(a) the performance of the newer class of shares since inception and (b) the performance of the oldest existing class of shares from the inception date up to the date the newer class was offered for sale. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares (except Liberty Money Market Fund); if the newer class is Class B or Class C shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B or Class C shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest class of shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class). Performance results reflect any voluntary waivers or reimbursements of fund expenses by the Advisor, Administrator or its affiliates. Absent these waivers or reimbursements, performance results would have been lower.

YIELD

NON-MONEY MARKET. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and, in some cases, state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by the Advisor or its affiliates have been added back to actual expenses.

DISTRIBUTION RATE. The distribution rate for each class of shares of a fund is usually calculated by dividing annual or annualized distributions by the maximum offering price of that class on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.

The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.

The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Advisor to be reputable, and publications in the press pertaining to a fund's performance or to the Advisor or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper, Inc., Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated, Bloomberg and Ibbotson.

All data are based on past performance and do not predict future results.

TAX-RELATED ILLUSTRATIONS. The fund also may present hypothetical illustrations
(i) comparing the fund's and other mutual funds' pre-tax and after-tax total returns, and (ii) showing the effects of income, capital gain and estate taxes on performance.

GENERAL. From time to time, the fund may discuss or quote its current portfolio manager as well as other investment personnel and members of the tax management oversight team, including such person's views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the fund, including the New Value(TM) investment strategy that expands upon the principles of traditional value investing; the fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The fund may also quote evaluations mentioned in independent radio or television broadcasts, and use charts and graphs to illustrate the past performance of various indices such as those mentioned in Appendix II and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low.

From time to time, the fund may also discuss or quote the views of its distributor, its investment advisor and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and similar or related matters.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                             STANDARD & POOR'S (S&P)


The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


PROVISIONAL RATINGS. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

      Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

      Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

COMMERCIAL PAPER:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

CORPORATE BONDS:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.

The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                    MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATINGS. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

MUNICIPAL NOTES:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

DEMAND FEATURE OF VARIABLE RATE DEMAND SECURITIES:

Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

COMMERCIAL PAPER:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1  Highest Quality
         Prime-2  Higher Quality
         Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

CORPORATE BONDS:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

                                   FITCH INC.

INVESTMENT GRADE BOND RATINGS

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

CONDITIONAL

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SPECULATIVE-GRADE BOND RATINGS

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.

                                   APPENDIX II
                                DECEMBER 31, 2001


SOURCE       CATEGORY                                               RETURN(%)

CREDIT SUISSE FIRST BOSTON:

             CSFB High Yield Index                                    5.78
             CSFB Leveraged Loan Index                                2.66

LIPPER, INC.:

             AMEX Composite Index P                                  -5.59
             AMEX Computer Tech IX P                                -15.09
             AMEX Institutional IX P                                -15.78
             AMEX Major Market IX P                                  -4.75
             Bse Sensex Index                                       -17.87
             CAC 40: FFR IX P                                       -21.97
             CD Rate 1 Month Index Tr                                 3.88
             CD Rate 3 Month Index Tr                                 3.74
             CD Rate 6 Month Index Tr                                 3.69
             Consumer Price Index                                      N/A
             DAX:DM IX TR                                           -19.79
             Domini 400 Social Index                                   N/A
             Dow Jones 65 Comp Av P                                 -12.82
             Dow Jones Ind Average P                                 -7.10
             Dow Jones Ind Dly Reinv                                 -5.43
             Dow Jones Ind Mth Reinv                                 -5.42
             Dow Jones Trans Av P                                   -10.41
             Dow Jones Trans Av Tr                                   -9.30
             Dow Jones Util Av P                                    -28.68
             Dow Jones Util Av Tr                                   -26.27
             Ft/S&P Act Wld Ex US IX                                -21.47
             Jakarta Composite Index                                 -5.83
             Jasdaq Index:Yen P                                     -12.92
             Lehman 1-3 Govt/Cred Tr                                  8.78
             Lehman 1-3 Govt/Credit P                                 2.73
             Lehman Aggregate Bd P                                    1.97
             Lehman Aggregate Bd Tr                                   8.44
             Lehman Cr Bd Int P                                       2.69
             Lehman Cr Bd Int Tr                                      9.77
             Lehman Govt Bd Int P                                     2.40
             Lehman Govt Bd Int Tr                                    8.42
             Lehman Govt Bd Long P                                   -1.91
             Lehman Govt Bd Long Tr                                   4.34
             Lehman Govt Bd P                                         1.14
             Lehman Govt Bd Tr                                        7.23
             Lehman Govt/Cr Bd P                                      1.90
             Lehman Govt/Cr Bd Tr                                     8.50
             Lehman Govt/Cr Int P                                     2.50
             Lehman Govt/Cr Int Tr                                    8.96

             Lehman High Yield P                                     -4.23
             Lehman High Yield Tr                                     5.28
             Lehman Muni 10 Yr IX P                                  -0.45
             Lehman Muni 10 Yr IX Tr                                  4.62
             Lehman Muni 3 Yr IX P                                    1.37
             Lehman Muni 3 Yr IX Tr                                   6.59
             Lehman Muni 5 Yr IX Tr                                   6.21
             Lehman Muni Bond IX P                                   -0.16
             Lehman Muni Bond IX Tr                                   5.13
             ML 10+ Yr Treasury IX Tr                                 4.21
             ML 1-10 YR CORP BD IX P                                  2.95
             ML 1-10 YR CORP BD IX TR                                10.02
             ML 1-3 Yr Muni IX P                                      0.93
             ML 1-3 Yr Muni IX Tr                                     6.04
             ML 1-3 Yr Treasury IX P                                  2.43
             ML 1-3 Yr Treasury IX Tr                                 8.30
             ML 1-5 Yr Gv/Cp Bd IX P                                  2.68
             ML 1-5 Yr Gv/Cp Bd IX Tr                                 8.98
             ML 15 Yr Mortgage IX P                                   2.19
             ML 15 Yr Mortgage IX Tr                                  8.34
             ML 1-5 Yr Treasury IX P                                  2.28
             ML 1-5 Yr Treasury IX Tr                                 8.37
             ML 3 MO T-Bill IX Tr                                     4.42
             ML 3-5 Yr Govt IX P                                      2.36
             ML 3-5 Yr Govt IX Tr                                     8.75
             ML 3-7 Yr Muni IX Tr                                     5.97
             ML 7-12 YR MUNI IX P                                    -0.55
             ML 7-12 YR MUNI IX TR                                    4.54
             ML Corp Master Index P                                   3.38
             ML Corp Master Index Tr                                 10.70
             ML Gov/ Corp Master IX T                                 8.43
             ML Govt Master Index P                                   1.03
             ML Govt Master Index Tr                                  7.18
             ML Govt/Corp Master IX P                                 1.87
             ML HIGH YLD MASTER 2  P                                 -4.76
             ML HIGH YLD MASTER 2  TR                                 4.48
             ML High Yld Master IX P                                 -3.88
             ML High Yld Master IX Tr                                 6.20
             ML US CP/GV 10+ YR IX P                                  0.12
             ML US CP/GV 10+ YR IX TR                                 7.02
             ML US DOM MASTER  IX P                                   1.84
             ML US DOM MASTER  IX TR                                  8.32
             MSCI AC Americas Free GD                               -12.18
             MSCI AC Americas Free ID                               -13.43
             MSCI AC Asia Fr-Ja IX GD                                -3.84
             MSCI AC Asia Fr-Ja IX ID                                -5.94
             MSCI AC ASIA PAC FR DGD                                -20.73
             MSCI AC ASIA PAC FR DND                                -20.93
             MSCI AC ASIA PAC FR P IX                               -21.84
             MSCI AC Asia Pac Fr-J GD                                -2.40
             MSCI AC Asia Pac FR-J IX                                -4.79

             MSCI AC Europe IX GD                                   -19.49
             MSCI AC Europe IX ID                                   -21.08
             MSCI AC Fe Free IX GD                                  -22.96
             MSCI AC Fe Free IX ID                                  -23.87
             MSCI AC Fe Fr-Ja IX GD                                  -2.08
             MSCI AC Fe Fr-Ja IX ID                                  -4.19
             MSCI AC Pac Fr-Jpn IX GD                                -0.99
             MSCI AC Pac Fr-Jpn IX ID                                -3.41
             MSCI AC Pacific FR IX ID                               -21.84
             MSCI AC WLD FR VAL IX GD                               -13.87
             MSCI AC WLD FR-US GR DGD                               -23.43
             MSCI AC World Free IX GD                               -15.91
             MSCI AC World Free Ix ID                               -17.26
             MSCI AC World Fr-USA GD                                -19.50
             MSCI AC World Fr-USA ID                                -20.98
             MSCI AC WRLD FR GR DGD                                 -18.55
             MSCI AC Wrld Fr-Ja IX GD                               -14.45
             MSCI AC Wrld Fr-Ja IX ID                               -15.89
             MSCI AC WRLD FR-US V DGD                               -15.83
             MSCI Argentina IX GD                                   -18.27
             MSCI Argentina IX ID                                   -22.16
             MSCI Australia IX GD                                     2.66
             MSCI Australia IX ID                                    -0.58
             MSCI Australia IX ND                                     1.68
             MSCI Austria IX GD                                      -5.05
             MSCI Austria IX ID                                      -7.44
             MSCI Austria IX ND                                      -5.65
             MSCI Belgium IX GD                                     -10.17
             MSCI Belgium IX ID                                     -13.03
             MSCI Belgium IX ND                                     -10.89
             MSCI BRAZIL FREE IX GD                                 -16.99
             MSCI BRAZIL FREE IX ID                                 -21.77
             MSCI Canada IX GD                                      -20.10
             MSCI Canada IX ID                                      -21.41
             MSCI Canada IX ND                                      -20.43
             MSCI Chile IX GD                                        -2.83
             MSCI Chile IX ID                                        -5.96
             MSCI China Free IX ID                                  -26.04
             MSCI Colombia IX GD                                     45.77
             MSCI Colombia IX ID                                     37.07
             MSCI Czech Rep IX GD                                    -2.01
             MSCI Czech Rep IX ID                                    -4.15
             MSCI Denmark IX GD                                     -14.39
             MSCI Denmark IX ID                                     -15.94
             MSCI Denmark IX ND                                     -14.81
             MSCI EAFE - JAPAN IX ND                                -19.14
             MSCI EAFE - UK IX GD                                   -23.20
             MSCI EAFE - UK IX ID                                   -24.44
             MSCI EAFE - UK IX ND                                   -23.50
             MSCI EAFE + Canada IX GD                               -21.16
             MSCI EAFE + Canada IX ID                               -22.56
             MSCI EAFE + Canada IX ND                               -21.40

             MSCI EAFE + EMF IX GD                                  -19.47
             MSCI EAFE + EMF IX ID                                  -20.96
             MSCI EAFE Fr IX ID                                     -22.61
             MSCI EAFE GDP Wt IX GD                                 -21.93
             MSCI EAFE GDP Wt IX ID                                 -23.26
             MSCI EAFE GDP Wt IX ND                                 -22.20
             MSCI EAFE GROWTH IX GD                                 -24.41
             MSCI EAFE GROWTH IX ID                                 -25.52
             MSCI EAFE IX GD                                        -21.21
             MSCI EAFE IX ID                                        -22.61
             MSCI EAFE IX ND                                        -21.44
             MSCI EAFE VALUE IX GD                                  -18.22
             MSCI EAFE VALUE IX ID                                  -19.91
             MSCI EASEA IX GD                                       -18.86
             MSCI EASEA IX ID                                       -20.54
             MSCI EASEA IX ND                                       -19.14
             MSCI Em Eur/Mid East GD                                -16.06
             MSCI Em Eur/Mid East ID                                -17.65
             MSCI Em Europe IX GD                                    -8.79
             MSCI Em Europe IX ID                                   -10.49
             MSCI EMF Asia IX GD                                      6.19
             MSCI EMF Asia IX ID                                      4.24
             MSCI EMF Far East IX GD                                 11.35
             MSCI EMF Far East IX ID                                  9.45
             MSCI EMF IX GD                                          -2.37
             MSCI EMF IX ID                                          -4.91
             MSCI EMF Latin Am IX GD                                 -0.39
             MSCI EMF Latin Am IX ID                                 -4.31
             MSCI EURO UNION GR IX GD                               -24.64
             MSCI Europe - UK IX GD                                 -22.00
             MSCI Europe - UK IX ID                                 -23.41
             MSCI Europe - UK IX ND                                 -22.37
             MSCI Europe GDP Wt IX ID                               -21.23
             MSCI Europe IX GD                                      -19.64
             MSCI Europe IX ID                                      -20.73
             MSCI Europe IX ND                                      -19.90
             MSCI European Union GD                                 -19.62
             MSCI European Union ID                                 -21.29
             MSCI EUROPEAN VL IX GD                                 -15.42
             MSCI Far East Free IX ID                               -29.06
             MSCI Far East IX GD                                    -28.28
             MSCI Far East IX ID                                    -29.06
             MSCI Far East IX ND                                    -28.39
             MSCI Finland IX GD                                     -37.81
             MSCI Finland IX ID                                     -39.07
             MSCI Finland IX ND                                     -38.18
             MSCI France IX GD                                      -22.09
             MSCI France IX ID                                      -23.18
             MSCI France IX ND                                      -22.36
             MSCI Germany IX GD                                     -21.99
             MSCI Germany IX ID                                     -23.47
             MSCI Germany IX ND                                     -22.39

             MSCI Greece IX GD                                      -29.61
             MSCI Greece IX ID                                      -31.36
             MSCI Hong Kong IX GD                                   -18.61
             MSCI Hong Kong IX ID                                   -21.20
             MSCI Hongkong IX ND                                    -18.61
             MSCI Hungary IX GD                                      -9.16
             MSCI Hungary IX ID                                     -10.46
             MSCI India IX GD                                       -19.45
             MSCI India IX ID                                       -21.17
             MSCI Indonesia FR IX GD                                 -8.48
             MSCI Indonesia FR IX ID                                -10.88
             MSCI Ireland IX ID                                      -4.13
             MSCI Israel Dom IX ID                                  -17.57
             MSCI Israel IX ID                                      -32.28
             MSCI Israel Non Dom Ixid                               -53.81
             MSCI Italy IX GD                                       -26.10
             MSCI Italy IX ID                                       -27.90
             MSCI Italy IX ND                                       -26.59
             MSCI JAPAN GROWTH IX GD                                -28.83
             MSCI Japan IX GD                                       -29.28
             MSCI Japan IX ID                                       -29.89
             MSCI Japan IX ND                                       -29.40
             MSCI JAPAN VALUE IX GD                                 -30.11
             MSCI Jordan IX GD                                       34.59
             MSCI Jordan IX ID                                       29.02
             MSCI Kokusai IX GD                                     -15.06
             MSCI Kokusai IX ID                                     -16.46
             MSCI Kokusai IX ND                                     -15.39
             MSCI Korea IX GD                                        48.71
             MSCI Korea IX ID                                        45.97
             MSCI Luxembourg IX ID                                  -46.04
             MSCI Malaysia Free Ix GD                                 4.56
             MSCI Malaysia Free IX ID                                 2.26
             MSCI Mexico Free IX GD                                  18.55
             MSCI Mexico Free IX ID                                  15.93
             MSCI N American G IX ID                                -15.47
             MSCI N American Vl IX ID                               -12.89
             MSCI Netherland IX GD                                  -21.62
             MSCI Netherland IX ID                                  -23.53
             MSCI Netherland IX ND                                  -22.10
             MSCI New Zealand IX GD                                   9.50
             MSCI New Zealand IX ID                                   5.63
             MSCI New Zealand IX ND                                   8.42
             MSCI Nordic IX GD                                      -28.67
             MSCI Nordic IX ID                                      -30.05
             MSCI Nordic IX ND                                      -29.07
             MSCI Norway IX GD                                      -11.69
             MSCI Norway IX ID                                      -13.79
             MSCI Norway IX ND                                      -12.22
             MSCI Nth Amer IX GD                                    -12.40
             MSCI Nth Amer IX ID                                    -13.60
             MSCI Nth Amer IX ND                                    -12.75

             MSCI Pac - Japan IX GD                                  -9.43
             MSCI Pac - Japan IX ID                                 -12.16
             MSCI Pac - Japan IX ND                                  -9.88
             MSCI PAC FREE GR IX GD                                 -25.27
             MSCI PAC FREE VL IX GD                                 -25.42
             MSCI PAC FR-JPN GR IX GD                               -11.64
             MSCI PAC FR-JPN VL IX GD                                -7.43
             MSCI Pacific Free IX ID                                -26.21
             MSCI Pacific Fr-Jpn ID                                 -12.16
             MSCI Pacific IX GD                                     -25.22
             MSCI Pacific IX ID                                     -26.21
             MSCI Pacific IX ND                                     -25.40
             MSCI Pakistan IX GD                                    -23.32
             MSCI Pakistan IX ID                                    -34.61
             MSCI Peru IX GD                                         19.92
             MSCI Peru IX ID                                         15.27
             MSCI Philippines FR DG                                 -19.29
             MSCI Philippines FR GD                                 -19.70
             MSCI Portugal IX GD                                    -21.60
             MSCI Portugal IX ID                                    -23.01
             MSCI Russia IX GD                                       55.85
             MSCI Russia IX ID                                       53.17
             MSCI Singapore Fr IX GD                                -23.42
             MSCI Singapore Fr IX ID                                -25.02
             MSCI South Africa IX GD                                -17.21
             MSCI South Africa IX ID                                -20.27
             MSCI Spain IX GD                                       -11.01
             MSCI Spain IX ID                                       -12.78
             MSCI Spain IX ND                                       -11.36
             MSCI Sri Lanka IX GD                                    44.27
             MSCI Sri Lanka IX ID                                    36.08
             MSCI Sweden IX GD                                      -26.76
             MSCI Sweden IX ID                                      -28.15
             MSCI Sweden IX ND                                      -27.18
             MSCI Swtzrlnd IX GD                                    -21.08
             MSCI Swtzrlnd IX ID                                    -21.94
             MSCI Swtzrlnd IX ND                                    -21.38
             MSCI Taiwan IX GD                                       10.47
             MSCI Taiwan IX ID                                        8.77
             MSCI Thailand Free IX GD                                 5.25
             MSCI Thailand Free IX ID                                 2.90
             MSCI Turkey IX GD                                      -32.66
             MSCI Turkey IX ID                                      -33.73
             MSCI UK IX GD                                          -14.05
             MSCI UK IX ID                                          -16.07
             MSCI UK IX ND                                          -14.05
             MSCI USA IX GD                                         -12.03
             MSCI USA IX ID                                         -13.23
             MSCI USA IX ND                                         -12.39
             MSCI Venezuela IX GD                                    -6.62
             MSCI Venezuela IX ID                                   -10.04

             MSCI World - UK IX GD                                  -16.80
             MSCI World - UK IX ID                                  -18.03
             MSCI World - UK IX ND                                  -17.14
             MSCI World - USA IX GD                                 -21.16
             MSCI World - USA IX ID                                 -22.56
             MSCI World - USA IX ND                                 -21.40
             MSCI World Free IX ND                                  -16.82
             MSCI World GDP Wt IX ID                                -19.15
             MSCI WORLD GROWTH IX ID                                -20.14
             MSCI World IX Free ID                                  -17.83
             MSCI World IX GD                                       -16.52
             MSCI World IX ID                                       -17.83
             MSCI World IX ND                                       -16.82
             MSCI WORLD IX SC DGD IX                                  1.23
             MSCI WORLD IX VALUE                                    -14.54
             MSCI WORLD VALUE IX ID                                 -16.16
             MSCI WORLD-USA GR IX GD                                -25.16
             MSCI World-USA VL IX GD                                -17.47
             MSCI Wrld - Austrl IX GD                               -16.76
             MSCI Wrld - Austrl IX ID                               -18.05
             MSCI Wrld - Austrl IX ND                               -17.06
             MSCI WRLD EX USA SC GD                                 -10.23
             MSCI WRLD EX USA SC ID                                 -12.35
             MSCI WRLD EX USA SC ND                                 -10.63
             MSCI WRLD FINANCIALS GD                                -16.50
             MSCI WRLD FINANCIALS ID                                -18.26
             MSCI WRLD FREE GR DGD IX                               -19.17
             MSCI WRLD HEALTHCARE GD                                -12.98
             MSCI WRLD HEALTHCARE ID                                -14.00
             MSCI WRLD INFO TECH GD                                 -29.50
             MSCI WRLD INFO TECH ID                                 -29.74
             MSCI WRLD TECH HDWR GD                                 -36.22
             MSCI WRLD TECH HDWR ID                                 -36.49
             MSCI WRLD TELECOM GD                                   -23.22
             MSCI WRLD TELECOM ID                                   -26.41
             NASDAQ 100 IX P                                        -32.65
             NASDAQ Bank IX P                                        10.08
             NASDAQ Composite IX P                                  -21.05
             NASDAQ Industrial IX P                                  -6.33
             NASDAQ Insurance IX P                                    7.10
             NASDAQ Natl Mkt Cmp IX                                 -21.26
             NASDAQ Natl Mkt Ind IX                                  -6.65
             NASDAQ Transport IX P                                   10.73
             Nikkei 225 Avg:Yen P                                   -23.52
             NYSE Composite P                                       -10.21
             NYSE Finance IX P                                       -8.23
             NYSE Industrials IX P                                   -8.41
             NYSE Transportation IX                                  -5.18
             NYSE Utilities IX P                                    -25.13
             Philippines Composite IX                               -21.84
             PSE Technology IX P                                    -15.59

             Russell 1000 Grow Ix                                   -20.91
             Russell 1000 Grow IX Tr                                -20.42
             Russell 1000 IX P                                      -13.61
             Russell 1000 IX Tr                                     -12.45
             Russell 1000 Value Ix                                   -7.41
             Russell 1000 Value IX Tr                                -5.59
             Russell 2000 Grow Ix                                    -9.55
             Russell 2000 Grow IX Tr                                 -9.23
             Russell 2000 IX P                                        1.02
             Russell 2000 IX Tr                                       2.49
             Russell 2000 Value Ix                                   11.37
             Russell 2000 Value IX Tr                                14.02
             RUSSELL 2500 GROW IX P                                 -11.11
             RUSSELL 2500 GROW IX TR                                -10.83
             RUSSELL 2500 IX P                                       -0.26
             RUSSELL 2500 IX TR                                       1.22
             RUSSELL 2500 VALUE IX P                                  7.37
             RUSSELL 2500 VALUE IX TR                                 9.74
             RUSSELL 3000 GROW IX P                                 -20.10
             RUSSELL 3000 GROW IX TR                                -19.63
             Russell 3000 IX P                                      -12.63
             Russell 3000 IX Tr                                     -11.46
             RUSSELL 3000 VALUE IX P                                 -6.20
             RUSSELL 3000 VALUE IX TR                                -4.33
             RUSSELL MDCP VALUE IX P                                  0.21
             RUSSELL MDCP VALUE IX TR                                 2.33
             Russell Midcap G IX TR                                 -20.15
             RUSSELL MIDCAP GR IX P                                 -20.34
             RUSSELL MIDCAP IX P                                     -7.00
             RUSSELL MIDCAP IX TR                                    -5.62
             RUSSELL SMCP CMPT GRO P                                -25.19
             RUSSELL SMCP CMPT GRO TR                               -25.02
             RUSSELL SMCP CMPT IX P                                 -11.79
             RUSSELL SMCP CMPT IX TR                                -10.70
             RUSSELL SMCP CMPT VAL IX                                 5.18
             RUSSELL SMCP CMPT VAL P                                  3.01
             RUSSELL TOP 200 GRO IX P                               -21.03
             RUSSELL TOP 200 GROW  IX                               -20.48
             RUSSELL TOP 200 IX P                                   -15.66
             RUSSELL TOP 200 IX TR                                  -14.57
             RUSSELL TOP 200 VAL IX P                               -10.49
             RUSSELL TOP 200 VALUE IX                                -8.79
             S & P 100 Index TR                                     -14.88
             S & P 500 Daily Reinv                                  -11.87
             S & P 500 Index P                                      -13.04
             S & P 500 Mnthly Reinv                                 -11.88
             S & P 500/BARRA G IX TR                                -12.73
             S & P 500/BARRA V IX TR                                -11.71
             S & P 600 Index P                                        5.73
             S & P 600 Index Tr                                       6.51
             S & P Financial IX P                                   -10.31
             S & P Financial IX Tr                                   -8.79

             S & P Industrial IX Tr                                 -11.67
             S & P Industrials P                                    -12.74
             S & P MC 400/BARRA G TR                                 -7.97
             S & P MC 400/BARRA V TR                                  7.14
             S & P Midcap 400 IX P                                   -1.63
             S & P Midcap 400 IX Tr                                  -0.62
             S & P SC 600/BARRA G TR                                 -1.18
             S & P SC 600/BARRA V TR                                 13.10
             S & P Transport Index P                                 -1.16
             S & P Transport IX Tr                                   -0.24
             S & P Utility Index P                                  -32.52
             S & P Utility Index Tr                                 -30.43
             SB Cr-Hdg Nn-US Wd IX Tr                                 6.12
             SB Cr-Hdg Wd Gv Bd IX Tr                                 6.27
             SB Non-US Wd Gv Bd IX Tr                                -3.54
             SB Wd Gv Bd:Austrl IX Tr                                -4.17
             SB Wd Gv Bd:Germny IX Tr                                -0.05
             SB Wd Gv Bd:Japan IX Tr                                 -9.95
             SB Wd Gv Bd:UK IX Tr                                     0.43
             SB Wd Gv Bd:US IX Tr                                     6.73
             SB World Govt Bond IX Tr                                -0.99
             Straits Times Index                                    -15.74
             SWISS PERF:SFR IX TR                                   -22.03
             TAIWAN SE:T$ IX P                                       18.18
             T-Bill 1 Year Index Tr                                   3.29
             T-Bill 3 Month Index Tr                                  3.43
             T-Bill 6 Month Index Tr                                  3.37
             Thailand Set Index                                      12.88
             TOKYO 2ND SCT:YEN IX P                                 -12.06
             TOKYO SE(TOPIX):YEN IX P                               -19.59
             TORONTO 300:C$ IX P                                    -13.94
             TORONTO SE 35:C$ IX P                                   -6.26
             Value Line Cmp IX-Arth                                  10.88
             Value Line Cmp IX-Geom                                  -6.08
             Value Line Industrl IX                                  -6.06
             Value Line Railroad IX                                  32.45
             Value Line Utilties IX                                 -21.02

THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUST:

             Real Estate Investment Trust Index                      13.93


SALOMON SMITH BARNEY:

             SSB World Ex U.S. Cap Range $2-$10 Billion             -15.49
             SSB EMI Global Ex U.S.                                 -14.66
             SSB EMI World Ex U.S.                                  -15.70
             Salomon 30 Year Benchmark                                3.42

Each Russell Index listed above is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company.

*in U.S. currency

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST


                                    FORM N-14

PART C.  OTHER INFORMATION

Item 15.  INDEMNIFICATION

          Article Tenth of the Agreement and Declaration of Trust of Registrant (Exhibit (a)), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its trustees and officers (including each person who serves or has served at Registrant's request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) ("Covered Persons") under specified circumstances.

          Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Tenth shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

          Unless otherwise permitted under the 1940 Act, (i) Article Tenth does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Tenth unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non- party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          Any approval of indemnification pursuant to Article Tenth does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Tenth as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Article Tenth also provides that its indemnification provisions are not exclusive.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the advisor, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premiums for coverage under such insurance that would (1) protect any trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment advisor or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.

          Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser dated July 1, 1995, the Registrant, its trustees, officers and employees, its transfer agent and the transfer agent's directors, officers and employees are indemnified by Registrant's investment advisor against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.

          Registrant, its trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of
          Section 15 of the Securities Act of 1933 are indemnified by the distributor of Registrant's shares (the "distributor"), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant's shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor's directors, officers, employees or representatives or
          (ii) may be based upon any untrue or alleged untrue statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor's indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.

Item 16.  EXHIBITS

              (1) Amended and Restated Agreement and Declaration of Trust as amended on 7/28/2000. (Exhibit (a) to PEA #68)*

              (2) (a) By-Laws of Registrant as amended through February 3, 1993. (Exhibit 2 to PEA #34)*

              (2) (b)        Amendment to By-Laws dated February 4, 1998.
                             (Exhibit 2(a) to PEA #45)*

              (2) (c)        Amendment to By-Laws dated February 8, 2000.
                             (Exhibit to PEA #69)*

              (2) (d)        Amendment to By-Laws dated September 28, 2000.
                             (Exhibit to PEA #69)*

              (2) (e)        Amendment to By-Laws dated June 20, 2001.
                             (Exhibit to PEA #72)*

              (3)            Not Applicable


              (4) (a) Form of Agreement and Plan of Reorganization dated June 19, 2002 among The Galaxy Fund on behalf of Galaxy Equity Income Fund and Galaxy Strategic Equity Fund and Liberty-Stein Roe Funds Investment Trust on behalf of Liberty Strategic Equity Fund and Columbia Management Group, Inc., filed as Appendix A to the Combined Proxy Statement/Prospectus and incorporated herein by reference



              (4) (b) Form of Agreement and Plan of Reorganization dated June 19, 2002 adopted by the Board of Trustees of Liberty-Stein Roe Funds Investment Trust on behalf of the Stein Roe Balanced Fund, filed as Appendix A to the Combined Proxy Statement/Prospectus and incorporated herein by reference



              (4) (c) Form of Agreement and Plan of Reorganization dated June 19, 2002 among The Galaxy Fund on behalf of Galaxy Asset Allocation Fund and Liberty-Stein Roe Funds Investment Trust on behalf of Liberty Asset Allocation Fund and Columbia Management Group, Inc., filed as Appendix A to the Combined Proxy Statement/Prospectus and incorporated herein by reference



              (4) (d) Form of Agreement and Plan of Reorganization dated June 19, 2002 among The Galaxy Fund on behalf of Galaxy Large Cap Value Fund and Galaxy Growth and Income Fund and Liberty-Stein Roe Funds Investment Trust on behalf of Liberty Growth and Income Fund and Columbia Management Group, Inc., filed as Appendix A to the Combined Proxy Statement/Prospectus and incorporated herein by reference


              (5) Article 4, 5, 10,11 and 13 of the Registrant's Agreement and Declaration of Trust and Article VII and X of the Registrant's By-Laws define the rights of shareholders


              (6) (a)        Management Agreement***


              (7) (a) Underwriting Agreement between Registrant and Liberty Funds Distributor, Inc. dated 8/4/99, as amended (Amended Schedule A dated January 2,
                             2001). (Exhibit to PEA # 70)*

              (7) (b)        Specimen copy of selected dealer agreement.
                             (Exhibit 6(b) to PEA #40.)*

              (8)            Not Applicable

              (9) (a) Custodian contract between Registrant and State Street Bank and Trust Company dated October 10, 2001 - filed as Exhibit (g) in Part C, Item 23 of Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of Liberty Funds Trust II (File Nos. 2-66976 and 811-3009), filed with the Commission on or about October 26, 2001, and is hereby incorporated herein by reference

              (10)(a)        Rule 12b-1 Plan dated 8/3/99, as amended 6/19/01
                             - filed as Exhibit (m) in Part C, Item 23 of
                             Post-Effective Amendment No. 43 to the
                             Registration Statement on Form N-1A of
                             Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the
                             Commission on or about August 30, 2001, and is hereby incorporated herein by reference

              (10)(b) Rule 18f-3 Plan, amended and restated as of May 22, 2000 - filed as Exhibit (o) in Part C, Item 23 of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811-4552), filed with the
                             Commission on or about January 29, 2002, and is hereby incorporated herein by reference


              (11)(a) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of the Galaxy Equity Income Fund (Exhibit 11(a) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (11)(b)        Opinion and Consent of Counsel of
                             Ropes & Gray with respect to the Acquisition of the Galaxy Strategic Equity Fund (Exhibit 11(b) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (11)(c) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of the Stein Roe Balanced Fund (Exhibit 11(c) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (11)(d) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of the Galaxy Asset Allocation Fund (Exhibit 11(d) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*

              (11)(e) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of the Galaxy Large Cap Value Fund (Exhibit 11(e) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (11)(f) Opinion and Consent of Counsel of Ropes & Gray with respect to the Acquisition of the Galaxy Growth and Income Fund (Exhibit 11(f) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (12)(a) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Equity Income Fund (including consent of firm)**



              (12)(b) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Strategic Equity Fund (including consent of firm)**



              (12)(c) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Stein Roe Balanced Fund (including consent of firm)**



              (12)(d) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Asset Allocation Fund (including consent of firm)**



              (12)(e) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Large Cap Value Fund (including consent of firm)**



              (12)(f) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Growth and Income Fund (including consent of firm)**


              (13)           Not Applicable


              (14)(a)        Consent of Drinker Biddle & Reath LLP**
                  (b)        Consent of Ernst & Young LLP**
                  (c)        Consent of PricewaterhouseCoopers LLP**


              (15)           Not Applicable


              (16)           Powers of Attorney**

              (17)(a) Restated Transfer Agency Agreement between Registrant and SteinRoe Services Inc. dated 8/1/95 as amended through 3/31/99 (Amended Schedule B dated 1/2/01) (Exhibit to PEA #70)*

              (17)(b) Joinder and Release Agreement with respect to Agency Agreement dated 12/18/00 (Exhibit to PEA # 70)*

              (17)(c) Amendment to Restated Transfer Agency Agreement dated 7/1/01 - filed as Exhibit (h)(3)(c) in Part C, Item 23 of Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos. 33-02633 and 811- 4552), filed with the
                             Commission on or about August 30, 2001 and is hereby incorporated herein by reference

              (17)(d) Accounting and Bookkeeping Agreement between Registrant and Stein Roe & Farnham Incorporated dated 8/3/99 as amended (Exhibit to PEA # 70)*

              (17)(e) Amendment to Accounting and Bookkeeping Agreement between Registrant and Stein Roe & Farnham Incorporated dated 7/1/01 (Exhibit to PEA #72)*

              (17)(f) Assumption and Release Agreement with respect to Accounting and Bookkeeping Agreement dated 12/31/00 (Filed under Exhibit (d)(1)(b))


              (17)(g)        Administrative Agreement***


              (17)(h)        Amended Appendix A & Appendix B to
                             Administrative Agreement between Registrant and Stein Roe & Farnham Incorporated dated 7/1/01 (Exhibit to PEA #72)*

              (17)(i) Assumption and Release Agreement with respect to Administrative Agreement dated 12/31/00 (Filed under Exhibit (d)(1)(b))

              (17)(j) Opinions and consents of Ropes & Gray (Exhibit 10(a) to PEA #34)*

              (17)(k)        Consent of Morningstar, Inc. (Exhibit 11(b) to
                             PEA #34)*

              (17)(l) Code of Ethics of Stein Roe & Farnham Incorporated, the Funds and Liberty Funds Distributor, Inc., effective January 1, 2001, as revised December 18, 2001 - filed as Exhibit (p) in Part C, Item 23 of Post-Effective Amendment
                             No. 45 to the Registration Statement on Form N-1A of Liberty-Stein Roe Funds Income Trust (File Nos.

                             33-02633 and 811-4552), filed with the
                             Commission on or about January 29, 2002, and is hereby incorporated herein by reference


              (17)(m)        Form of Proxy Cards**



              (17)(n)(i)     Prospectus for Retail A Shares and Retail B
                             Shares of the Galaxy Asset Allocation Fund,
                             Galaxy Equity Income Fund, Galaxy Growth and
                             Income Fund, Galaxy Strategic Equity Fund,
                             Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy
                             International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small
                             Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(i) to Pre-Effective Amendment No.
                             1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(ii) Supplement dated May 20, 2002 to the Prospectus for Retail A Shares and Retail B Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002(Exhibit 17(n)(ii) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(iii)   Supplement dated April 24, 2002 to the
                             Prospectus for Retail A Shares and Retail B
                             Shares of the Galaxy Asset Allocation Fund,
                             Galaxy Equity Income Fund, Galaxy Growth and
                             Income Fund, Galaxy Strategic Equity Fund,
                             Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy
                             International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small
                             Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(iii) to Pre-Effective Amendment
                             No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*


              (17)(n)(iv)    Supplement dated April 12, 2002 to the
                             Prospectus for Retail A Shares and Retail B
                             Shares of the Galaxy Asset Allocation Fund,
                             Galaxy Equity Income Fund, Galaxy Growth and
                             Income Fund, Galaxy Strategic Equity Fund,
                             Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy
                             International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002

                             (Exhibit 17(n)(iv) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(v)     Supplement dated March 15, 2002 to the
                             Prospectus for Retail A Shares and Retail B
                             Shares of the Galaxy Asset Allocation Fund,
                             Galaxy Equity Income Fund, Galaxy Growth and
                             Income Fund, Galaxy Strategic Equity Fund,
                             Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy
                             International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small
                             Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(v) to Pre-Effective Amendment No.
                             1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(vi) Prospectus for Trust Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund,
                             Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II,
                             Galaxy International Equity Fund, Galaxy Pan
                             Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy Large Cap
                             Value Fund and Galaxy Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(vi) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(vii) Supplement dated May 20, 2002 to the Prospectus for Trust Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(vii) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292)
                             Filed with the Commission on July 9, 2002)*



              (17)(n)(viii)  Supplement dated April 24, 2002 to the
                             Prospectus for Trust Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund,
                             Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II,
                             Galaxy International Equity Fund, Galaxy Pan
                             Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy Large Cap
                             Value Fund and Galaxy Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(viii) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*

              (17)(n)(ix) Supplement dated April 12, 2002 to the Prospectus for Trust Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(ix) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(x) Supplement dated March 15, 2002 to the Prospectus for Trust Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(x) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xi) Prospectus for Prime A and Prime B Shares for the Asset Allocation Fund, Growth and Income
                             Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Cap Value Fund and
                             High Quality Bond Fund dated February 28, 2002 (Exhibit 17(n)(xi) to Pre-Effective Amendment
                             No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xii)   Supplement dated April 12, 2002 to the
                             Prospectus for Prime A Shares and Prime B Shares of the Galaxy Asset Allocation Fund, Galaxy
                             Equity Income Fund, Galaxy Growth and Income
                             Fund, Galaxy Strategic Equity Fund, Galaxy
                             Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International
                             Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002 (Exhibit 17(n)(xii) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*


              (17)(n)(xiii)  Statement of Additional Information for Retail A
                             Shares, Retail B Shares and Trust Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value

                             Fund and Galaxy Small Company Equity Fund dated February 28, 2002 (Exhibit 17(n)(xiii) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xiv) Statement of Additional Information for Prime A and Prime B Shares of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Cap Value Fund, Small Company Equity Fund, Short-Term Bond Fund, Intermediate
                             Government Income Fund, High Quality Bond Fund and Tax-Exempt Bond Fund dated February 28, 2002 (Exhibit 17(n)(xiv) to Pre-Effective Amendment
                             No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xv) Prospectus for Shares of the Stein Roe Balanced Fund, Stein Roe Growth Stock Fund, Stein Roe Focus Fund, Stein Roe Capital Opportunities Fund and Stein Roe Small Company Growth Fund and Class S shares of the Stein Roe Growth Investor Fund and Stein Roe Mid Cap Growth Fund dated February 1, 2002 (Exhibit 17(n)(xv) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xvi) Supplement dated April 1, 2002 to the Prospectus for Shares of the Stein Roe Balanced Fund, Stein Roe Growth Stock Fund, Stein Roe Focus Fund,
                             Stein Roe Capital Opportunities Fund and Stein
                             Roe Small Company Growth Fund and Class S shares of the Stein Roe Growth Investor Fund and Stein
                             Roe Mid Cap Growth Fund dated February 1, 2002 (Exhibit 17(n)(xvi) to Pre-Effective Amendment
                             No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xvii)  Statement of Additional Information for Shares of the Stein Roe Balanced Fund and Stein Roe
                             Growth Stock Fund and Class S shares of the
                             Stein Roe Mid Cap Growth Fund, Stein Roe Growth Investor Fund, Stein Roe Focus Fund, Stein Roe Capital Opportunities Fund and Stein Roe Small Company Growth Fund dated February 1, 2002
                             (Exhibit 17(n)(xvii) to Pre-Effective Amendment
                             No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*


              (17)(n)(xviii) Annual Report for the fiscal year ended October
                             31, 2001 for the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Large Cap Value Fund and Large Cap Growth Fund

                             (Exhibit 17(n)(xviii) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xix) Supplement to the dated April 1, 2002 to the Annual Report for the fiscal year ended October 31, 2001 for the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Large Cap Value Fund and Large Cap Growth Fund (Exhibit 17(n)(xix) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xx) Semi-Annual Report for the period ended April 30, 2002 for the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Large Cap Value Fund and Large Cap Growth Fund (Exhibit 17(n)(xx) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*



              (17)(n)(xxi) Annual Report for the fiscal year ended September 30, 2001 for the Stein Roe Balanced Fund (Exhibit 17(n)(xxi) to Pre-Effective Amendment No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292)
                             Filed with the Commission on July 9, 2002)*



              (17)(n)(xxii)  Semi-Annual Report for the period ended March
                             30, 2002 for the Stein Roe Balanced Fund
                             (Exhibit 17(n)(xxii) to Pre-Effective Amendment
                             No. 1 to the N-14 Registration Statement (Accession No. 0000950135-02-003292) Filed with the Commission on July 9, 2002)*


              (17)(n)(xxiii) Supplement dated July 3, 2002 to the
                             Prospectuses for Trust Shares, Retail A Shares and Retail B Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002.(1)

              (17)(n)(xxiv)  Supplement dated July 3, 2002 to the Prospectus for Prime A Shares and Prime B Shares of the
                             Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund,

                              Galaxy International Equity Fund, Galaxy Small Cap Value Fund and Galaxy High Quality Bond Fund dated February 28, 2002(1)


              (17)(n)(xxv) Supplement dated July 3, 2002 to the Prospectus for Retail A Shares and Retail B Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity, Galaxy Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002(1)



              (17)(n)(xxvi)   Supplement dated July 10, 2002 to the Prospectus
                              for Retail A Shares and Retail B Shares of the
                              Galaxy Asset Allocation Fund, Galaxy Equity
                              Income Fund, Galaxy Growth and Income Fund,
                              Galaxy Strategic Equity Fund, Galaxy Equity
                              Value Fund, Galaxy Equity Growth Fund, Galaxy
                              Growth Fund II, Galaxy International Equity
                              Fund, Galaxy Pan Asia Fund, Galaxy Small Cap
                              Value Fund, Galaxy Small Company Equity, Galaxy
                              Large Cap Value Fund and Large Cap Growth Fund dated February 28, 2002**



              (17)(n)(xxvii)  Supplement dated July 10, 2002 to the Prospectus for Trust Shares of the Galaxy Asset Allocation Fund, Galaxy Equity Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II, Galaxy International Equity Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund, Galaxy Small Company Equity Fund, Galaxy Large Cap Value Fund and Galaxy Large Cap Growth Fund dated February 28, 2002**



              (17)(n)(xxviii) Supplement dated July 10, 2002 to the Prospectus for Prime A and Prime B Shares for the Asset
                              Allocation Fund, Growth and Income Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Cap Value Fund and High Quality Bond Fund dated February 28, 2002**



              (17)(n)(xxix)   Supplement dated July 3, 2002 to the Statement
                              of Additional Information for Retail A Shares,
                              Retail B Shares and Trust Shares of the Galaxy
                              Asset Allocation Fund, Galaxy Equity Income
                              Fund, Galaxy Growth and Income Fund, Galaxy
                              Strategic Equity Fund, Galaxy Equity Value Fund,
                              Galaxy Equity Growth Fund, Galaxy Growth Fund
                              II, Galaxy International Equity Fund, Galaxy Pan
                              Asia Fund, Galaxy Small Cap Value Fund and
                              Galaxy Small Company Equity Fund dated February
                              28, 2002(2)

              (17)(n)(xxx) Supplement dated July 3, 2002 to the Statement of Additional Information for Prime A and Prime B Shares of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Cap Value Fund, Small Company Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund and Tax-Exempt Bond Fund dated February 28, 2002(2)



              (17)(n)(xxxi)   Supplement dated July 12, 2002 to the Prospectus
                              for Shares of the Stein Roe Balanced Fund, Stein
                              Roe Growth Stock Fund, Stein Roe Focus Fund,
                              Stein Roe Capital Opportunities Fund and Stein
                              Roe Small Company Growth Fund and Class S shares of the Stein Roe Growth Investor Fund and Stein
                              Roe Mid Cap Growth Fund dated February 1, 2002**



              (17)(n)(xxxii)  Supplement dated August 14, 2002 to the
                              Prospectus for Prime A Shares and Prime B Shares of the Galaxy Asset Allocation Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth Fund, Galaxy International Equity Fund, Galaxy Small Cap Value Fund and Galaxy High Quality Bond Fund dated February 28, 2002**



              (17)(n)(xxxiii) Supplement dated August 14, 2002 to the
                              Statement of Additional Information for Prime A and Prime B Shares of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Strategic Equity Fund, Equity Value Fund, Equity Growth Fund, International Equity Fund, Pan Asia Fund, Small Cap Value Fund, Small Company Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund and Tax-Exempt Bond Fund dated February 28, 2002**


--------

(1) The Supplement, filed with the Securities and Exchange Commission via EDGAR on July 3, 2002, accession number 0000912057-02-026417, is incorporated herein by reference.

(2) The Supplement, filed with the Securities and Exchange Commission via EDGAR on July 3, 2002, accession number 0000912057-02-026424, is incorporated herein by reference.

(*)   Incorporated by reference.


(**)  Filed herewith as an exhibit.

(***) To be Filed by amendment to Registrant's Registration Statement on Form
      N-1A.

Item 17.  UNDERTAKINGS

              (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

              (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                               ******************

                                     NOTICE

A copy of the Agreement and Declaration of Trust, as amended, of Liberty-Stein Roe Funds Investment Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on this 23rd day of August, 2002.



                                        LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST



                                        /s/ Keith T. Banks
                                        ----------------------------------------
                                        President
                                        Keith T. Banks, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.


Signature                          Title                              Date
---------                          -----                              ----


/s/ Keith T. Banks             President                        August 23, 2002
---------------------------    (chief executive officer)
Keith T. Banks




/s/ J. Kevin Connaughton       Treasurer and                    August 23, 2002
---------------------------    Chief Financial Officer
J. Kevin Connaughton           (principal financial officer)




/s/ Vicki L. Benjamin          Chief Accounting Officer         August 23, 2002
---------------------------    (principal accounting officer)
Vicki L. Benjamin




Douglas A. Hacker              Trustee                          August 23, 2002
---------------------------
*Douglas A. Hacker




Janet Langford Kelly           Trustee                          August 23, 2002
---------------------------
*Janet Langford Kelly




Richard W. Lowry               Trustee                          August 23, 2002
---------------------------
*Richard W. Lowry




Salvatore Macera               Trustee                          August 23, 2002
---------------------------
*Salvatore Macera




William E. Mayer               Trustee                          August 23, 2002
---------------------------
*William E. Mayer

Dr. Charles R. Nelson          Trustee                          August 23, 2002
---------------------------
*Dr. Charles R. Nelson




John J. Neuhauser              Trustee                          August 23, 2002
---------------------------
*John J. Neuhauser




Joseph R. Palombo              Trustee                          August 23, 2002
---------------------------
*Joseph R. Palombo




Thomas E. Stitzel              Trustee                          August 23, 2002
---------------------------
*Thomas E. Stitzel




Thomas C. Theobald             Trustee                          August 23, 2002
---------------------------
*Thomas C. Theobald




Anne-Lee Verville              Trustee                          August 23, 2002
---------------------------
*Anne-Lee Verville



*By: /s/ Russell L. Kane
     -----------------------
     Russell L. Kane
     Attorney-in-Fact

     August 23, 2002

                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

(12)(a) Opinion of Ropes & Gray as to tax consequences (including consent of firm) with respect to the Acquisition of the Galaxy Equity Income Fund (including consent of firm)

(12)(b) Opinion of Ropes & Gray as to tax consequences (including consent of firm) with respect to the Acquisition of the Galaxy Strategic Equity Fund (including consent of firm)

(12)(c) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Stein Roe Balanced Fund (including consent of firm)

(12)(d) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Asset Allocation Fund (including consent of firm)

(12)(e) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Large Cap Value Fund (including consent of firm)

(12)(f) Opinion of Ropes & Gray as to tax consequences with respect to the Acquisition of the Galaxy Growth and Income Fund (including consent of firm)

(14)(a)             Consent of Drinker Biddle & Reath LLP
    (b)             Consent of Ernst & Young LLP
    (c)             Consent of PricewaterhouseCoopers LLP

(16)                Powers of Attorney

(17)(m)             Form of Proxy Cards

(17)(n)(xxvi)       Supplement dated July 10, 2002 to the Prospectus for Retail
                    A Shares and Retail B Shares of the Galaxy Asset Allocation
                    Fund, Galaxy Equity Income Fund, Galaxy Growth and Income
                    Fund, Galaxy Strategic Equity Fund, Galaxy Equity Value
                    Fund, Galaxy Equity Growth Fund, Galaxy Growth Fund II,
                    Galaxy International Equity Fund, Galaxy Pan Asia Fund,
                    Galaxy Small Cap Value Fund, Galaxy Small Company Equity,
                    Galaxy Large Cap Value Fund and Large Cap Growth Fund dated
                    February 28, 2002

(17)(n)(xxvii)      Supplement dated July 10, 2002 to the Prospectus for Trust
                    Shares of the Galaxy Asset Allocation Fund, Galaxy Equity
                    Income Fund, Galaxy Growth and Income Fund, Galaxy Strategic
                    Equity Fund, Galaxy Equity Value Fund, Galaxy Equity Growth
                    Fund, Galaxy Growth Fund II, Galaxy International Equity
                    Fund, Galaxy Pan Asia Fund, Galaxy Small Cap Value Fund,
                    Galaxy Small Company Equity Fund, Galaxy Large Cap Value
                    Fund and Galaxy Large Cap Growth Fund dated February 28,
                    2002

(17)(n)(xxviii)     Supplement dated July 10, 2002 to the Prospectus for Prime A and Prime B Shares for the Asset Allocation Fund, Growth and
                    Income Fund, Equity Growth Fund, International Equity Fund,
                    Pan Asia Fund, Small Cap Value Fund and High Quality Bond
                    Fund dated February 28, 2002

(17)(n)(xxxi)       Supplement dated July 12, 2002 to the Prospectus for Shares of the Stein Roe Balanced Fund, Stein Roe Growth Stock Fund,
                    Stein Roe Focus Fund, Stein Roe Capital Opportunities Fund and Stein Roe Small Company Growth Fund and Class S shares of the Stein Roe Growth Investor Fund and Stein Roe Mid Cap
                    Growth Fund dated February 1, 2002

(17)(n)(xxxii)      Supplement dated August 14, 2002 to the Prospectus for Prime
                    A Shares and Prime B Shares of the Galaxy Asset Allocation
                    Fund, Galaxy Growth and Income Fund, Galaxy Equity Growth
                    Fund, Galaxy International Equity Fund, Galaxy Small Cap
                    Value Fund and Galaxy High Quality Bond Fund dated February
                    28, 2002

(17)(n)(xxxiii)     Supplement dated August 14, 2002 to the Statement of
                    Additional Information for Prime A and Prime B Shares of the
                    Asset Allocation Fund, Equity Income Fund, Growth and Income
                    Fund, Strategic Equity Fund, Equity Value Fund, Equity
                    Growth Fund, International Equity Fund, Pan Asia Fund, Small
                    Cap Value Fund, Small Company Equity Fund, Short-Term Bond
                    Fund, Intermediate Government Income Fund, High Quality Bond
                    Fund and Tax-Exempt Bond Fund dated February 28, 2002



                                       -2-